EXHIBIT 99.2

Stanton Federal
     Savings Bank

                                   Conversion
                                   Valuation
                                   Appraisal

Date Issued:                                                   November 24, 1997
Date of Market Prices:                                         November 14, 1997



                                Table of Contents
                          Stanton Federal Savings Bank
                            Pittsburgh, Pennsylvania


INTRODUCTION                                                                                                      1
-------------------------------------------------------------------------------------------------------------------


1.  OVERVIEW AND FINANCIAL ANALYSIS                                                                               3
-------------------------------------------------------------------------------------------------------------------

   GENERAL OVERVIEW                                                                                               3
   HISTORY                                                                                                        4
   STRATEGIC DIRECTION                                                                                            4
   BALANCE SHEET TRENDS                                                                                           6
   LOAN PORTFOLIO                                                                                                 9
   SECURITIES                                                                                                    12
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                                                    13
   ASSET QUALITY                                                                                                 14
   FUNDING COMPOSITION                                                                                           17
   ASSET/LIABILITY MANAGEMENT                                                                                    19
   NET WORTH AND CAPITAL                                                                                         20
   INCOME AND EXPENSE TRENDS                                                                                     21
   SUBSIDIARIES                                                                                                  25
   LEGAL PROCEEDINGS                                                                                             25


2.  MARKET AREA ANALYSIS                                                                                         26
-------------------------------------------------------------------------------------------------------------------

   BRANCH FACILITIES                                                                                             26
   MARKET AREA DEMOGRAPHICS                                                                                      28
   MARKET AREA DEPOSIT CHARACTERISTICS                                                                           29


3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS                                                                     31
-------------------------------------------------------------------------------------------------------------------


   INTRODUCTION                                                                                                  31
   SELECTION SCREENS                                                                                             31
   SELECTION CRITERIA                                                                                            33
   COMPARABLE GROUP PROFILES                                                                                     35
   CORPORATE DATA                                                                                                40
   KEY FINANCIAL DATA                                                                                            41
   CAPITAL DATA                                                                                                  42
   ASSET QUALITY DATA                                                                                            43
   PROFITABILITY DATA                                                                                            44
   INCOME STATEMENT DATA                                                                                         45
   GROWTH DATA                                                                                                   46
   MARKET CAPITALIZATION DATA                                                                                    47


-------------------------------------------------------------------------------------------------------------------

                                                                          FINPRO

   DIVIDEND DATA                                                                                                 48
   PRICING DATA                                                                                                  49
   EARNINGS DATA                                                                                                 50


4.  MARKET VALUE DETERMINATION                                                                                   51
-------------------------------------------------------------------------------------------------------------------

   INTRODUCTION                                                                                                  51
   BALANCE SHEET STRENGTH                                                                                        52
   ASSET QUALITY                                                                                                 53
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                                                                   54
   MARKET AREA                                                                                                   58
   MANAGEMENT                                                                                                    59
   DIVIDENDS                                                                                                     60
   LIQUIDITY OF THE ISSUE                                                                                        61
   SUBSCRIPTION INTEREST                                                                                         62
   RECENT REGULATORY MATTERS                                                                                     63
   MARKET FOR SEASONED THRIFT STOCKS                                                                             64
   ACQUISITION  MARKET                                                                                           68
   ADJUSTMENTS TO VALUE                                                                                          73
   VALUATION APPROACH                                                                                            74
   VALUATION CONCLUSION                                                                                          77

-------------------------------------------------------------------------------------------------------------------

                                                                          FINPRO

                                 List of Figures
                          Stanton Federal Savings Bank
                            Pittsburgh, Pennsylvania

FIGURE 1  - CURRENT BRANCH LIST                                                                                   3
FIGURE 2  - ASSET AND RETAINED EARNINGS CHART                                                                     6
FIGURE 3  - AVERAGE YIELDS AND COSTS                                                                              7
FIGURE 4  - KEY BALANCE SHEET DATA                                                                                8
FIGURE 5  - KEY RATIOS                                                                                            8
FIGURE 6  - LOAN MIX AS OF SEPTEMBER 30, 1997 CHART                                                               9
FIGURE 7  - NET LOANS RECEIVABLE CHART                                                                           10
FIGURE 8  - LOAN MIX                                                                                             11
FIGURE 9  - SECURITIES CHART                                                                                     12
FIGURE 10 - INVESTMENT MIX                                                                                       13
FIGURE 11 - INVESTMENT PORTFOLIO MATURITY                                                                        13
FIGURE 12 - NON-PERFORMING ASSETS CHART                                                                          14
FIGURE 13 - NON-PERFORMING LOANS                                                                                 15
FIGURE 14 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART                                                   16
FIGURE 15 - DEPOSIT MIX                                                                                          17
FIGURE 16 - DEPOSIT AND BORROWING TREND CHART                                                                    18
FIGURE 17 - NET PORTFOLIO VALUE                                                                                  19
FIGURE 18 - CAPITAL ANALYSIS                                                                                     20
FIGURE 19 - NET INCOME CHART                                                                                     21
FIGURE 20 - SPREAD AND MARGIN CHART                                                                              22
FIGURE 21 - INCOME STATEMENT TRENDS                                                                              23
FIGURE 22 - PROFITABILITY TREND CHART                                                                            24
FIGURE 23 - BRANCH FACILITY TABLE                                                                                26
FIGURE 24 - MAP MARKET AREA                                                                                      27
FIGURE 25 - POPULATION DEMOGRAPHICS                                                                              28
FIGURE 26 - DEPOSIT TRENDS AND MARKET SHARE TABLES                                                               29
FIGURE 27 - DEPOSIT TRENDS AND MARKET SHARE TABLES                                                               30
FIGURE 28 - KEY FINANCIAL INDICATORS                                                                             38
FIGURE 29 - COMPARABLE CORPORATE DATA                                                                            40
FIGURE 30 - COMPARABLE KEY FINANCIAL DATA                                                                        41
FIGURE 31 - COMPARABLE CAPITAL DATA                                                                              42
FIGURE 32 - COMPARABLE ASSET QUALITY DATA                                                                        43
FIGURE 33 - COMPARABLE PROFITABILITY DATA                                                                        44
FIGURE 34 - COMPARABLE INCOME STATEMENT DATA                                                                     45
FIGURE 35 - COMPARABLE GROWTH DATA                                                                               46
FIGURE 36 - COMPARABLE MARKET CAPITALIZATION DATA                                                                47
FIGURE 37 - COMPARABLE DIVIDEND DATA                                                                             48
FIGURE 38 - COMPARABLE PRICING DATA                                                                              49
FIGURE 39 - COMPARABLE EARNINGS DATA                                                                             50
FIGURE 40 - ASSET QUALITY TABLE                                                                                  53
FIGURE 41 - NET INCOME CHART                                                                                     55
FIGURE 42 - SPREAD AND MARGIN CHART                                                                              56
FIGURE 43 - SNL THRIFT INDEX CHART                                                                               64
FIGURE 44 - HISTORICAL SNL INDEX                                                                                 65
FIGURE 45 - EQUITY INDICES                                                                                       65
FIGURE 46 - HISTORICAL RATES                                                                                     66
FIGURE 47 - DEALS FOR LAST TEN QUARTERS                                                                          68
-------------------------------------------------------------------------------------------------------------------

                                                                          FINPRO


FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK                                                  69
FIGURE 49 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK                                         70
FIGURE 50 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS                                                      70
FIGURE 51 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS                                                71
FIGURE 52 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS                                              71
FIGURE 53 - DEAL MULTIPLES                                                                                       72
FIGURE 54 -  ACQUISITION TABLE                                                                                   72
FIGURE 55 - VALUE RANGE OFFERING DATA                                                                            75
FIGURE 56 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA MIDPOINT                                         76
FIGURE 57 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA SUPERMAX                                         76
FIGURE 58 - RECENT STANDARD CONVERSION PROFORMA MULTIPLES TO THE BANK'S PROFORMA MIDPOINT                        76
FIGURE 59 - RECENT STANDARD CONVERSION PROFORMA MULTIPLES TO THE BANK'S PROFORMA SUPERMAX                        76
-------------------------------------------------------------------------------------------------------------------

                                List of Exhibits
                           Stanton Federal Saving Bank
                            Pittsburgh, Pennsylvania

 Exhibit
-----------

         1  Consolidated Statements of Financial Condition
         2  Consolidated Statements of Income
         3  Consolidated Statements of Changes in Net Worth
         4  Consolidated Statements of Cash Flows
         5  Selected Data on All Public Thrifts
         6  Industry Multiples
         7  Standard Conversions 1996 to Date - Selected Market Data
         8  Appraisal Proforma September 30, 1997 - 12 Months Data
         9 Offering Circular Proforma December 31, 1996 - 12 Months Data 10 Offering Circular Proforma September 30, 1997 - 9 Months Data 11 Profile of FinPro, Inc.



--------------------------------------------------------------------------------
                                                                          FINPRO

Conversion Valuation Appraisal Report                              Page:  1 - 1
================================================================================

Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro-forma market value of the common stock ( the "Common Stock") of Stanton Federal Savings Bank (the "Bank" or "Stanton") in connection with the Plan of Conversion ("Conversion") of Stanton from a federally chartered mutual savings bank to a federally chartered stock savings bank. Pursuant to the Plan of Conversion, (i) the Bank will convert from a federally chartered savings bank organized in mutual form to a federally chartered savings bank organized in the stock form, (ii) the Bank will offer and sell shares of its common stock in a subscription and community offering.

It is our understanding that the Bank will offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to Supplemental Eligible Account Holders of the Bank, to Other Participants, to the board members, officers and employees of the Bank, and to the community. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the financial statements of the Bank's operations for the nine month period ended September 30, 1997 and the Bank's operations and financials for the prior two years ending December 31, 1996. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form S-1 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, LaFrance, Walker, Jackley & Saville (the Bank's independent audit firm), Ryan, Beck & Company (the Bank's underwriter), and Malizia, Spidi, Sloane & Fisch, P.C. (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.
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Conversion Valuation Appraisal Report                              Page:  1 - 2
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Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion on the Bank, operation and expected financial performance as they related to the Bank's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro-forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank financial condition, operating performance, management policies and procedures and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of the Bank, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                              Page:  1 - 3
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1.  Overview and Financial Analysis

-------------------------------------------------
                   GENERAL OVERVIEW
-------------------------------------------------

The Bank after the Conversion, will be a federally chartered stock savings bank. As of September 30, 1997, the Bank had $37.8 million in total assets, $33.9 million in deposits, $11.7 million in net loans and $3.5 million in equity.

The following table shows the Bank's branch network as of September 30, 1997.

                         FIGURE 1 - CURRENT BRANCH LIST


                      Branch Office                      Town
--------------------------------------------------------------------

                 900 Saxonburg Boulevard              Pittsburgh

                    5200 Butler Street                Pittsburgh

Conversion Valuation Appraisal Report                              Page:  1 - 4
================================================================================


-------------------------------------------------
                       HISTORY
-------------------------------------------------


          o Stanton Federal Savings Bank was established in 1890 as F.L. Jahn Building and Loan Association.

          o    Changed name to Stanton Savings in 1947.

          o    Became member of the FHLB in 1952.

          o Received a Federal charter in 1956 and became an insured institution with the Federal Savings and Loan Insurance Corp.

          o    Moved to 5200 Butler Street in 1958.

          o    Renovated 5200 Butler Street in 1988.

          o Constructed new branch office located at 900 Saxonburg Boulevard and became a Savings Bank in September 1996.

          o    Initiated stock conversion process in September 1997.




-------------------------------------------------
                 STRATEGIC DIRECTION
-------------------------------------------------


The Board of Directors of Stanton Federal Savings Bank approved a plan ("the Plan") to convert from a federally chartered mutual savings bank into a federally chartered stock savings institution subject to approval by the Bank's members. In connection with the Plan, which includes the formation of a Holding Company, all of the capital stock of the Bank will be acquired by the Holding Company. The Holding Company will issue shares to depositors of the Bank, the community and the public at large. It is anticipated, for planning purposes that the initial public offering will raise gross proceeds of $5.5 million, based upon preliminary appraisal data for the midpoint of the value range. Conversion costs are estimated to be approximately $320 thousand at the midpoint.

The Board of Directors of the Bank believes that the savings bank to stock conversion is in the best interests of all parties associated with the bank. The resultant entity will:

          o be financially stronger, primarily as a result of additional capital;

Conversion Valuation Appraisal Report                              Page:  1 - 5
================================================================================

          o    be better positioned to compete in the markets the Bank serves;

          o    facilitate   possible  acquisition  opportunities  and   possible
               diversification;

          o    provide access to capital markets;

          o    allow for a wider array of products and services; and

          o provide financial capacity to buy or build critical mass in new geographic markets or in the markets it currently serves.

The mutual to stock conversion also provides the Bank and its Holding Company the corporate flexibility to raise additional capital and further diversify into bank related activities when such opportunities or needs arise.
The Bank can utilize the Holding Company structure to:

          o    form new subsidiaries;

          o purchase branches, acquire or merge with other banks, thrifts or financial services related company; and

          o    repurchase its own stock without adverse tax consequences.



The Bank has established the following major thrusts over a five-year planning horizon:

          1. Converting to a stock institution to raise capital to fund growth opportunities and strengthen the capital position of the Bank;

          2. Planned core business growth of the Bank to grow into expense structure;

          3.   Change in the loan mix to increase  mortgages, home equity loans,
               home  equity  lines  of  credit,   and  limited commercial  loans
               (secured);

          4. Change of the funding mix toward core deposits and away from time deposits.

Conversion Valuation Appraisal Report                              Page:  1 - 6
================================================================================


-------------------------------------------------
                 BALANCE SHEET TRENDS
-------------------------------------------------


The Bank's balance sheet has increased since December 31, 1995, at which time the Bank had assets of $29.4 million. Since that time, assets have grown $8.5 million, or 28.81%, to $37.8 million at September 30, 1997. Retained earnings has decreased $144 thousand from $3.6 million at December 31, 1995 to $3.5 million at September 30, 1997.

                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART


                       [GRAPHIC OMITTED - PLOTTING BELOW]

                                 $ in thousands

Assets - Dec-95 - $29,354, Dec-96 - $33,297, Sep - 97 - $37,810
Retained Earnings - Dec-95 - $3,624, Dec-96 - $3,570, Sep-97 - $3,480

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 7
================================================================================



Both the interest rate spread and margin have decreased for the nine months ending September 30, 1997, when compared to the same period ending September 30, 1996. These declines are the result of both an increased cost of funds and a declining yield on assets.

                       FIGURE 3 - AVERAGE YIELDS AND COSTS



------------------------------------------------------------------------------------------------------------------------------------
                                                   For the Nine Months Ended September 31,                      At September 30,
                                            ----------------------------------------------------------------------------------------
                                                            1997                            1996                    1997
                                            ----------------------------------------------------------------------------------------
                                                                      Average                        Average             Weighted
                                               Average                Yield/   Average               Yield/   Actual     Average
                                               Balance    Interest     Cost    Balance     Interest   Cost    Balance      Rate
                                            --------------------------------------------------------------------------------------
                                                                           (Dollars in Thousands)
                                            --------------------------------------------------------------------------------------
Assets:
Interest-earning assets:
  Loans receivable                            $ 11,220     $ 678        8.06%  $ 9,564      $ 598      8.32% $ 11,768       8.18%
  Mortgage-backed securities                     8,146       399        6.53%    8,119        371      6.09%    8,526       6.47%
  Investment securities                          7,129       306        6.11%    5,116        219      6.20%    6,468       5.96%
  Other interest earning assets                  6,611       272        5.43%    5,300        219      5.51%    7,736       5.68%
                                                 -----       ---        ----     -----        ---      ----     -----       ----
    Total interest-earning assets               33,106     1,655        6.75%   28,099      1,407      6.76%   34,498       6.78%
Non-interest earning assets                      2,866                           1,700                          3,312
                                                 -----                           -----                          -----
  Total assets                                $ 35,972                         $29,799                       $ 37,810
                                              ========                         =======                       ========

Liabilities and Retained Earnings:
Interest-bearing liabilities:
  Interest-bearing deposits                      2,786        48        2.30%    2,383         44      2.46%    2,893       2.33%
  Certificates of depost                        19,268       811        5.61%   14,548        595      5.44%   20,399       5.67%
  Savings deposit                                8,940       200        2.98%    8,594        192      2.98%    9,284       3.00%
                                                 -----       ---        ----     -----        ---      ----     -----       ----
Total interest-bearing liabilities              30,994     1,059        4.56%   25,525        831      4.34%   32,576       4.61%

Non-interest bearing liabilities                 1,488                             627                          1,754
                                                 -----                             ---                          -----
  Total liabilities                             32,482                          26,152                         34,330
                                                ======                          ======                         ======

Retained earnings                                3,490                           3,647                          3,480
                                                 -----                           -----                          -----
  Total liabilities and retained earnings     $ 35,972                        $ 29,799                       $ 37,810
                                              ========                        ========                       ========

Net interest income                                        $ 596                            $ 576
                                                           =====                            =====
Interest rate spread                                                    2.19%                          2.42%                2.17%
                                                                        ====                           ====                 ====
Net interest margin as a percent of
  interest earning assets                                               2.40%                          2.73%                2.40%
                                                                        ====                           ====                 ====
Interest earning assets to interest
  bearing liabilities                                                 106.81%                        110.08%              105.90%
                                                                      ======                         ======               ======

------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus



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Conversion Valuation Appraisal Report                              Page:  1 - 8
================================================================================



The following tables set forth certain information concerning the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 4 - KEY BALANCE SHEET DATA



----------------------------------------------------------------------------

                                         At September 30, At December 31,
                                         -----------------------------------
                                              1997        1996      1995
                                         -----------------------------------
Selected Consolidated Financial Data:     (unaudited)     (In thousands)
                                         -----------------------------------
Total assets                                   $ 37,810  $ 33,297  $ 29,354
Loans receivable                                 11,658    10,865     9,579
Investments                                       6,468     5,528     4,731
Mortgage-backed securities                        8,526     7,511     8,081
Deposits                                         33,884    29,319    25,418
Retained Earnings                                 3,480     3,570     3,624

Number of:
Deposits                                          6,336     4,049     3,817
Full service offices                                  2         2         1
----------------------------------------------------------------------------



Source:  Offering Prospectus

                              FIGURE 5 - KEY RATIOS


------------------------------------------------------------------------------------------------
                                                   For the Nine Months  Year Ended December 30,
                                                  ----------------------------------------------
                                                      1997      1996      1996     1995
                                                  ----------------------------------------------
Selected Financial Ratios and Other Data:
Performance Ratios:
Return on average assets                             -0.58%     0.03%    -0.15%     0.56%
Return on average equity                             -5.96%     0.27%    -1.27%     4.72%
Average equity to average assets                      9.70%    12.24%    11.92%    11.90%
Equity to assets at end of period                     9.20%    11.86%    10.72%    12.35%
Interest rate spread                                  2.19%     2.42%     2.62%     2.76%
Net interest margin                                   1.80%     2.05%     2.90%     3.12%
Average earning assets to averarage interest-
  bearing liabiulities                              106.81%   110.08%   109.36%   111.67%
Net interest income after provision for loan losses,
  to total noninterest expense                       59.22%    76.82%    76.74%   135.92%
Asset Quality Ratios:
Non-performing loans to total assets                  1.89%     3.66%     2.12%     1.38%
Non-performing assets to total assets                 0.59%     1.20%     0.70%     0.53%
Allowance for loan losses to non-performing assets   47.09%    10.47%    28.45%    25.81%

-------------------------------------------------------------------------------------------------


Source:  Offering Prospectus

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Conversion Valuation Appraisal Report                              Page:  1 - 9
================================================================================



-------------------------------------------------
                    LOAN PORTFOLIO
-------------------------------------------------


The Bank originates primarily one-to-four family and home equity loans.

               FIGURE 6 - LOAN MIX AS OF SEPTEMBER 30, 1997 CHART


                     [GRAPHIC PIE OMITTED - PLOTTING BELOW]

                              Home equity         24.9%

                              Commercial           6.7%

                              Consumer             3.9%

                              Multi-family         0.3%

                              One-to-four family  64.2%


Source:  Offering Prospectus


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================================================================================



The Bank increased its lending portfolio by $2.1 million, from $9.6 million at December 31, 1995, to $11.7 million at September 30, 1997. The Bank's net loan to asset ratio was 30.83% at September 30, 1997.

                      FIGURE 7 - NET LOANS RECEIVABLE CHART


                       [GRAPHIC OMITTED - PLOTTING BELOW]

Loans Receivable, Net
$ in thousands - Dec-95 - $9,579; Dec-96 - $10,865; Sep-97 - $11,658
Net loans to assets - Sep-97 - 30.83%



Source:  Offering Prospectus



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================================================================================



Over the two year period presented below, the Bank's loan mix has shifted modestly away from mortgage and commercial loans and toward home equity loans.

                               FIGURE 8 - LOAN MIX



---------------------------------------------------------------------------------------------------------------------
                                                At September 30,                At December 31,
                                              -----------------------------------------------------------------------
                                                       1997                 1996                 1995
                                              -----------------------------------------------------------------------
                                                  Amount       Percent   Amount        Percent  Amount      Percent
                                              -----------------------------------------------------------------------
                                                                         (Dollars in Thousands)
---------------------------------------------------------------------------------------------------------------------
Real Estate Loans:
One to four family                               $ 7,554        64.19%  $ 7,539         64.19  $ 6,623        68.63%
Home equity                                        2,929        24.89%    2,017         24.89  % 1,460        15.13%
Multi-family                                          33         0.28%       69          0.28  %    81         0.84%
Commercial                                           789         6.70%      921          6.70  % 1,087        11.26%
Consumer Loans:
Share loans                                          348         2.96%      329          2.96  %   364         3.77%
Other                                                115         0.98%       70          0.98  %    35         0.36%
                                                 -------                -------                 ------

Total loans receivable                            11,768       100.00%   10,945        100.00  % 9,650       100.00%
                                                 -------        =====   -------        ======   ------

Less:
Deferred loan origination fees and costs               5                     14                     31
Allowance for loan losses                            105                     66                     40
                                                 -------                -------                 ------
  Total loans                                    $11,658                $10,865                 $9,579
                                                 =======                =======                 ======
-----------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus





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================================================================================



-------------------------------------------------
                      SECURITIES
-------------------------------------------------


The Bank's security portfolio has grown $2.2 million with the majority of the growth coming in the form of agency securities.

                           FIGURE 9 - SECURITIES CHART


                       [GRAPHIC OMITTED - PLOTTING BELOW]


In thousands

Dec-95 - Investment Securities - $4,731; Mortgage-backed Securities - $8,081 Dec-96 - Investment Securities - $5,528; Mortgage-backed Securities - $7,511 Sep-97 - Investment Securities - $6,468; Mortgage-backed Securities - $8,526



Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 13
================================================================================

-------------------------------------------------
      INVESTMENTS AND MORTGAGE-BACKED SECURITIES
-------------------------------------------------

The   majority   of  the  Bank's   investment   portfolio   is   classified   as
held-to-maturity. This portfolio had a weighted average yield of 6.25% for the period ending September 30, 1997.

                           FIGURE 10 - INVESTMENT MIX

------------------------------------------------------------------------------------------------------------------
                                                            At September 30,            At December 30,
                                                            ----------------     ---------------------------------
                                                                 1997              1996                    1995
                                                            ------------------------------------------------------
                                                                          (Dollars in Thousands)
------------------------------------------------------------------------------------------------------------------
Investments and MBS held to maturity:
  United States Government Agency Secuities                   $ 3,257            $ 2,678                  $ 2,385
  Obligations of State and political subdivisions               1,803              1,606                    1,604
  Mortgage-backed securities                                    8,472              7,457                    7,991
                                                            ------------------------------------------------------

Total investments held to maturity                             13,532             11,741                   11,980

Securities available for sale:
  Mutual funds                                                    784                756                      247
  FHLMC common stock                                              624                489                      495
  Mortgage-backed securities                                       53                 53                       90
                                                            ------------------------------------------------------

Total securites available for sale                              1,461              1,298                      832
                                                            ------------------------------------------------------

                                                              $14,993            $13,039                  $12,812
                                                              =======            =======                  =======
------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

                    FIGURE 11 - INVESTMENT PORTFOLIO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                   At September 30, 1997
                      --------------------------------------------------------------------------------------------------------------
                                                                           Due in
                      --------------------------------------------------------------------------------------------------------------
                      One Year or Less   One and Five Years    Five and Ten Years   More than Ten Years  Total Investment Securities
                      ----------------   ------------------    ------------------   -------------------  ---------------------------
                               Weighted             Weighted              Weighted             Weighted            Weighted
                      Carrying Average    Carrying   Average  Carrying    Average     Carrying Average  Carrying   Average  Market
                       Value    Yield     Value      Yield      Value       Yield       Value   Yield    Value     Yield    Value
                      --------------------------------------------------------------------------------------------------------------
                                                                       (in Thousands)
------------------------------------------------------------------------------------------------------------------------------------
  United States
    government
    agency
    securities        $   250     4.80%   $1,700        6.06%   $450         7.27%   $   856      7.70% $ 3,256      6.56% $ 3,248
  Obligations
    of State
    and
    political
    subdivisions          300     5.12%      418        8.82%    311         9.21%       774      6.24%    1,803      7.17%   1,870
  Mutual funds            784     5.35%        -        0.00%      -         0.00%         -      0.00%      784      5.35%     784
  FHLMC common
    stock                 624     0.11%        -        0.00%      -         0.00%         -      0.00%      624      0.11%     624
  Mortgage-
    backed
    securities            454     5.28%    2,496        5.94%     66         8.57%     5,510      6.78%    8,526      6.47%   8,638
                      -----------------  ---------------------  -------------------  -----------------------------  ----------------

Total                 $ 2,412     3.90%   $4,614        6.25%   $827         8.10%   $ 7,140      6.8$%  $14,993      6.25% $15,164
------------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 14
================================================================================



-------------------------------------------------
                    ASSET QUALITY
-------------------------------------------------


Non-performing loans have increased from $133 thousand at December 31, 1995 to $223 thousand at September 30, 1997. As a percentage of assets, total non-performing assets have increased from 0.53% at December 31, 1995 to 0.59% at September 30, 1997.

                     FIGURE 12 - NON-PERFORMING ASSETS CHART


                       [GRAPHIC OMITTED - PLOTTING BELOW]


$ in thousands

Dec-95 - Non-performing Loans - $133; REO - $22; NPAs to Pd End Assets - 0.53 Dec-96 - Non-performing Loans - $232; REO - $0; NPAs to Pd End Assets - 0.70 Sep-97 - Non-performing Loans - $223; REO - $0; NPAs to Pd End Assets - 0.59


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 15
================================================================================





                        FIGURE 13 - NON-PERFORMING LOANS

--------------------------------------------------------------------------------
                                                        At September 30, 1997
                                                           ($ in thousands)
--------------------------------------------------------------------------------
Non-performing loans                                            $223
--------------------------------------------------------------------------------
Real estate owned, net                                            $0
--------------------------------------------------------------------------------
       Total non-performing assets                              $223
--------------------------------------------------------------------------------
Non-performing loans as a percentage of total loans             1.89%
--------------------------------------------------------------------------------
Non-performing assets as a percent of total assets              0.59%
--------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 16
================================================================================



The Bank has grown its allowance for loan and lease losses from $40 thousand at December 31, 1995 to $105 thousand at September 30, 1997. ALLL to non-performing assets was 47.09% as of September 30, 1997.

         FIGURE 14 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART


                       [GRAPHIC OMITTED - PLOTTING BELOW]


$ in thousands

Dec-95 - $40; Dec-96 - $66; Sep-97 - $105; ALLL to NPA - Dec-95 - 25.81;
Dec-96 - 28.45; Sep-97 - 47.09

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 17
================================================================================



-------------------------------------------------
                 FUNDING COMPOSITION
-------------------------------------------------


The Bank's deposit mix as of September 30, 1997, is presented below. Time deposits composed 60.20% of the deposit mix at September 30, 1997.

                             FIGURE 15 - DEPOSIT MIX


--------------------------------------------------------------------------------------------
                                   At September 30, 1997
--------------------------------------------------------------------------------------------
                                                                                Current
                                        Balance             Percentage          Offering
Category                              in thousands         of Deposits            Rate
--------------------------------------------------------------------------------------------

Non-interest Accounts                   $ 1,308                3.86%
NOW accounts                              1,603                4.73%             2.00%
Regular accounts                          9,284               27.40%             3.00%
Money market accounts                     1,290                3.81%             2.75%

Certificates of deposits:
Term of 3 Months                            128                0.38%             4.25%
Term of 6 Months                          2,644                7.80%             5.00%
Term of 12 Months                         9,630               28.42%             5.87%
Term of 30 Months                         4,157               12.27%             6.02%
Term of 60 Months                         1,382                4.08%             5.87%
Term of 72 - 120 Months                     929                2.74%             5.87%
Jumbo certificates                        1,529                4.51%            N/A (1)
                                         ------              ------

Total deposits                          $33,884              100.00%
                                        =======              ======

Source:  Offering Prospectus
Note (1):  Rates are negotiable

Conversion Valuation Appraisal Report                              Page:  1 - 18
================================================================================



Deposits have grown $8.5 million from $25.4 at December 31, 1995 to $33.9 million at September 30, 1997, or 33.31%. The Bank did not have any borrowings as of September 30, 1997.

                  FIGURE 16 - DEPOSIT AND BORROWING TREND CHART


                       [GRAPHIC OMITTED - PLOTTING BELOW]


$ in thousands

Dec-95 - Total Deposits - $25,418; Borrowed Funds - $0
Dec-96 - Total Deposits - $29,319; Borrowed Funds - $0
Sep-97 - Total Deposits - $33,884; Borrowed Funds - $0


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 19
================================================================================



-------------------------------------------------
              ASSET/LIABILITY MANAGEMENT
-------------------------------------------------


The Bank manages its interest rate risk through normal balance sheet activities and does not utilize any hedging techniques. The following chart illustrates the Bank's net portfolio value at June 30, 1997, as calculated by the OTS.

                         FIGURE 17 - NET PORTFOLIO VALUE

                                 $ in thousands

                    [GRAPHIC OMITTED - PLOTTING POINTS BELOW]

NPV - $3,643; Starting Equity - $3,048; 4% of Assets - $1,451

Source:  OTS Risk Management Division

Conversion Valuation Appraisal Report                              Page:  1 - 20
================================================================================



-------------------------------------------------
                NET WORTH AND CAPITAL
-------------------------------------------------


At September 30, 1997, the Bank had capital in excess of the minimum requirements for all three measures.

                          FIGURE 18 - CAPITAL ANALYSIS

---------------------------------------------------------------------
Regulatory Capital Position
                                          At           Percent of
                                    September 30,1997  Adj. Assets
---------------------------------------------------------------------
                                        $ in thousands

GAAP Capital                                 $3,480       9.2%
                                             ======       ===
                             ========================================

Tangible Capital
Capital Level                                $3,119       8.4%
Required                                       $543       1.5%
                                             ------       ---
    Excess:                                  $2,576       6.9%
                                             ======       ===
                             ========================================
Core Capital
Capital Level                                $3,119       8.4%
Required                                     $1,117       3.0%
                                             ------       ---
    Excess:                                  $2,002       5.4%
                                             ======       ===
                             ========================================
Total Risk-Based Capital
Capital Level                                $3,224      23.7%
Required                                     $1,086       8.0%
                                             ------       ---
    Excess:                                  $2,138      15.7%
                                             ======      ====

---------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 21
================================================================================




              INCOME AND EXPENSE TRENDS
-------------------------------------------------


The Bank lost $244 thousand for the September 30, 1997 period annualized.

                          FIGURE 19 - NET INCOME CHART


                       [GRAPHIC OMITTED - PLOTTING BELOW]

$ in thousands
Dec-95 - $163; Dec-96 - ($46); Sep-97 ($244)

Source:  Offering Prospectus
Note:  The September 30, 1997 income figure is nine month data annualized.

Conversion Valuation Appraisal Report                              Page:  1 - 22
================================================================================



The following chart illustrates the Bank's spread and margin over the past two years.

                       FIGURE 20 - SPREAD AND MARGIN CHART


                    [GRAPHIC OMITTED - PLOTTING POINTS BELOW]


                                  Spread    Margin
                                  ------    ------

                         Dec-95    2.17      2.40
                         Dec-96    2.42      2.73
                         Sep-97    2.19      2.40

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 23
================================================================================



A summary of the Bank's income statement is presented below. The actual net loss of $183 thousand for the nine month period ending September 30, 1997 compares unfavorably to the net income of $10 thousand for the same nine month period ending September 30, 1996.

                       FIGURE 21 - INCOME STATEMENT TRENDS



-------------------------------------------------------------------------------------------------
                                                  For the Nine Months
                                                  Ended September 30,     Year Ended December 30,
                                              ---------------------------------------------------
                                                   1997          1996        1996       1995
                                              ---------------------------------------------------
Selected Operating Data:
Total interest income                                 $ 1,655     $ 1,406    $ 1,966     $ 1,941
Total interest expense                                  1,059         830      1,137       1,067
                                                      -------     -------    -------     -------
  Net interest income                                     596         576        829         874
Provision for loan losses                                  39           9         37          21
                                                      -------     -------    -------     -------

Net interest income after provision for loan losses       557         567        792         853
Other income                                               53         142        154          17
Operating expenses                                        940         738      1,033         628
                                                      -------     -------    -------     -------

Income (loss) before cumulative effect of change in
  accounting principle                                   (330)        (29)       (87)        242
Income tax expense (benefit)                             (147)        (39)       (41)         79
                                                      -------     -------    -------     -------

Income (loss) before cumulative effect of change in
Net income (loss)                                      $ (183)       $ 10      $ (46)      $ 163
                                                       ======        ====      =====       =====
-------------------------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 24
================================================================================



The ROA and ROE have declined since December 31, 1995. The December 31, 1996 ratios are artificially skewed due to the one-time SAIF assessment.

                      FIGURE 22 - PROFITABILITY TREND CHART

                    [GRAPHIC OMITTED - PLOTTING POINTS BELOW]


                                   ROA       ROE
                                  ------    ------

                         Dec-95     .56%      4.50%
                         Dec-96    (.14%)    (1.29%)
                         Sep-97    (.65%)    (7.01%)


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 25
================================================================================



-------------------------------------------------
                     SUBSIDIARIES
-------------------------------------------------


The Bank currently has no subsidiaries.


-------------------------------------------------
                  LEGAL PROCEEDINGS
-------------------------------------------------


The Bank is not currently involved in any legal proceedings which with have a material effect on the financial statements of the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 26
================================================================================


2.  Market Area Analysis


-------------------------------------------------
                  BRANCH FACILITIES
-------------------------------------------------


The Bank operates two branches in Pittsburgh. The 900 Saxonburg Boulevard location serves as the main office.


                        FIGURE 23 - BRANCH FACILITY TABLE


                      Branch Office                  Town
----------------------------------------------------------------------

                 900 Saxonburg Boulevard          Pittsburgh

                    5200 Butler Street            Pittsburgh

Conversion Valuation Appraisal Report                              Page:  1 - 27
================================================================================



The Bank has two branch offices located in Pittsburgh, Pennsylvania. The following table summarizes the target market for this analysis:


                                  Target Market
--------------------------------------------------------------------------------

       Market                                              Towns
--------------------------------------------------------------------------------
Primary Market                                          Pittsburgh Market

Secondary Market                                        Allegheny County

Tertiary Market                                         Pennsylvania
--------------------------------------------------------------------------------

                           FIGURE 24 - MAP MARKET AREA

              [MAP GRAPHIC OMITTED - PLOTTING PRIMARY MARKET AREA]

Conversion Valuation Appraisal Report                              Page:  1 - 28
================================================================================
-------------------------------------------------
               MARKET AREA DEMOGRAPHICS
-------------------------------------------------

The following tables contain detailed demographics for the primary, secondary and tertiary market areas. All data is from the 1990 census and Claritas, Inc.

                       FIGURE 25 - POPULATION DEMOGRAPHICS

                                      Pittsburgh     Allegheny County      Pennsylvania
             Population
             1980                         423,763              1,448,955        11,863,900
             1990                         369,879              1,335,203        11,881,643
             1995                         358,913              1,315,390        12,074,991
             2000 proj.                   348,919              1,292,150        12,226,596
             % Growth 1980 - 1995            -15%                    -9%                2%

             Population
             0-4                                6%                     6%                7%
             5-14                              11%                    12%               13%
             15-24                             15%                    12%               13%
             25-34                             16%                    15%               14%
             35-44                             15%                    16%               16%
             45-54                             10%                    12%               12%
             55-64                              9%                    10%                9%
             65+                               18%                    18%               16%

             1995 Population by Race
             White                             70%                    86%               87%
             Black                             27%                    12%                9%
             Hispanic                           1%                     1%                2%
             Asian                              2%                     1%                1%
             Other                              0%                     0%                0%

             Education
             Did Not Complete H.S.             28%                    21%               25%
             High School Diploma               48%                    50%               52%
             Associates Degree                  5%                     6%                5%
             Bachleor's Degree                 11%                    14%               11%
             Graduate Degree                   10%                     9%                7%

             1995 Income
             Less than $5,000                  11%                     6%                5%
             $5,000 to $9,999                  16%                    11%               10%
             $10,000 to $14,999                11%                     9%                9%
             $15,000 to $24,999                19%                    18%               18%
             $25,000 to $34,999                15%                    16%               17%
             $35,000 to $49,999                13%                    17%               18%
             $50,000 to $74,999                 9%                    14%               14%
             $75,000 or More                    6%                     9%                8%

             Commuting
             Less than 15 minutes              28%                    27%               34%
             15 to 30 minutes                  45%                    39%               37%
             30 to 45 minutes                  19%                    22%               17%
             45 to 60 minutes                   5%                     8%                7%
             60 to 90 minutes                   3%                     4%                4%
             More than 90 minutes               0%                     0%                1%

             1990 Persons Per Household
             One                               36%                    30%               25%
             Two                               30%                    32%               32%
             Three                             15%                    17%               18%
             Four or more                      18%                    21%               25%

             Year of Construction
             1 Year or less                     0%                     1%                1%
             2 - 5 Years                        2%                     3%                6%
             6 - 10 Years                       3%                     4%                5%
             11 - 20 Years                      6%                    11%               16%
             21 - 30 Years                      9%                    13%               12%
             31 - 40 Years                     13%                    19%               15%
             41 - 50 Years                     12%                    13%               10%
             More than 50 Years                55%                    35%               35%

             Estamated Value of Housing Value
             $100,000 or less                  51%                    28%               25%
             $100,000 - $200,000               37%                    46%               37%
             $200,000 - $300,000                6%                    15%               20%
             $300,000 - $400,000                2%                     5%                9%
             $400,000 - $500,000                3%                     5%                8%
             More than $500,000                 1%                     1%                1%

Source: Claritas

Conversion Valuation Appraisal Report                              Page:  1 - 29
================================================================================



-------------------------------------------------
          MARKET AREA DEPOSIT CHARACTERISTICS
-------------------------------------------------


     900 SAXONBURG BOULEVARD - MARKET AREA

         The table illustrates that there is a moderate level of competition for deposits in this market area, with 8 institutions and 9 active branch offices competing for $333 million in deposits. This has been a stable market with one branch facility acquisition (by the Bank).

         As the following tables and charts illustrate, total deposits in the market have decreased by 3.00% in this market over the last five years. The Bank entered this market in September 1996. As such, no data was reported for June 30, 1996.

               FIGURE 26 - DEPOSIT TRENDS AND MARKET SHARE TABLES

                                  ($ in 000's)

                Competition - Primary Target Market Market Share

                          Total  Mkt Share   Branch    $ Growth    % Growth    Average
Institution               1996     1996    Efficiency 1992 - 1996 1992 - 1996 Branch 1996  Count
-------------------------------------------------------------------------------------------------
LAUREL SVG BK             57,463  17.26%     77.66%     -2,405      -4.02%      28,732          2
PNC BANK NA               98,210  29.49%    132.72%      6,273       6.82%      49,105          2
MELLON BANK NA            85,863  25.79%    232.07%        505       0.59%      85,863          1
ALLEGHENY VALLEY BK       40,221  12.08%    108.71%      5,060      14.39%      40,221          1
NATIONAL CITY BK          27,816   8.35%     75.18%    -19,684     -41.44%      27,816          1
NORTH HILLS MUNICIPLE FC   1,802   0.54%      4.87%        555      44.51%       1,802          1
KEYSTONE ST SVG BK        21,608   6.49%     58.40%       -616      -2.77%      21,608          1
STANTON SB                     0   0.00%      0.00%          0       0.00%           0          0
=================================================================================================
Total                    332,983 100.00%        N/A    -10,312      -3.00%      36,998          9



Source:  FDIC, data
Note: Since the 900 Saxonburg Boulevard facility was purchased in 1996, no deposit data was available.

Conversion Valuation Appraisal Report                              Page:  1 - 30
================================================================================



     5200 BUTLER STREET - MARKET AREA

         There is a moderately high level of competition for deposits in this market area, with 10 institutions and 12 active branch offices competing for $391 million in deposits. This has been a volatile market over the past five years, with one de-novo branch and two branch closures.

         As the following table illustrates, total deposits in the market have decreased by 4.35%, or $17.8 million, over the last five years. The Bank had market share of 6.54% at June 30, 1996 and experienced an increase of 8.20% in deposits over the last four years. The Bank's branch efficiency ratio is 78.50%, which is below the 100% guideline.

               FIGURE 27 - DEPOSIT TRENDS AND MARKET SHARE TABLES

                                  ($ in 000's)

                      Competition - Pittsburgh Market Share


                          Total  Mkt Share   Branch    $ Growth    % Growth    Average
Institution               1996     1996    Efficiency 1992 - 1996 1992 - 1996 Branch 1996  Count
-------------------------------------------------------------------------------------------------
ALLEGHENY VALLY BK        99,179  25.38%    152.26%      7,560       8.25%      49,590          2
COMMUNITY SVG BK          20,372   5.21%     62.55%     -8,757     -30.06%      20,372          1
FIDELITY SVG BK           43,906  11.23%    134.81%      2,029       4.85%      43,906          1
IRON CITY FCU              1,214   0.31%      3.73%       -229     -15.87%       1,214          1
MELLON BK NA              49,510  12.67%    152.02%    -12,928     -20.71%      49,510          1
NATIONAL CITY BK OF        2,276   0.58%      6.99%      2,276          NA       2,276          1
PITTSBURGH HOME SVGS      10,427   2.67%     32.02%     -1,210     -10.40%      10,427          1
PNC BANK NA              127,737  32.68%    196.10%     -9,333      -6.81%      63,869          2
RENAISSANCE FCU           10,637   2.72%     32.66%        867       8.87%      10,637          1
STANTON SB                25,565   6.54%     78.50%      1,938       8.20%      25,565          1
=================================================================================================
Total                    390,823 100.00%        N/A    -17,787      -4.35%      32,569         12



Source:  FDIC, data

Conversion Valuation Appraisal Report                              Page:  1 - 31
================================================================================


3.  Comparisons With Publicly Traded Thrifts


-------------------------------------------------
                     INTRODUCTION
-------------------------------------------------


This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 401 public thrifts as of November 14, 1997. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.


-------------------------------------------------
                  SELECTION SCREENS
-------------------------------------------------


When selecting the Comparables, it was determined that the balance sheet size of the institution was of greater importance than geography due to economies of scale.

The selection screens utilized to identify possible Comparables from the list of 401 public thrifts at November 14, 1997 included:

1. The IPO date had to be on or before June 30, 1996, eliminating any new conversions.

2.   The conversion type had to be a full standard conversion.

3.   The total asset size had to be less than or equal to $100 million.

4.   The ROAA had to be less than or equal to 0.85%

5. The current price to tangible book multiple had to be less than or equal to 165%.

Conversion Valuation Appraisal Report                              Page:  1 - 32
================================================================================



This resulted in 12 institutions.

                                                                                                                    Conversion
Ticker          Short Name                 City        State     Offices         IPO Date             Type           ($000)
------------------------------------------------------------------------------------------------------------------------------------
ALBC    Albion Banc Corp.                  Albion         NY        2            07/26/93             Regular        68,628
ATSB    AmTrust Capital Corp.              Peru           IN        2            03/28/95             Regular        69,685
CSBF    CSB Financial Group Inc.           Centralia      IL        2            10/09/95             Regular        48,844
FCB     Falmouth Bancorp Inc.              Falmouth       MA        2            03/28/96             Regular        93,915
FFBI    First Financial Bancorp Inc.       Belvidere      IL        2            10/04/93             Regular        84,531
GLMR    Gilmer Financial Svcs, Inc.        Gilmer         TX        1            02/09/95             Regular        42,171
HBBI    Home Building Bancorp              Washington     IN        2            02/08/95             Regular        41,746
HHFC    Harvest Home Financial Corp.       Cheviot        OH        3            10/10/94             Regular        87,596
LONF    London Financial Corporation       London         OH        1            04/01/96             Regular        38,240
MCBN    Mid-Coast Bancorp Inc.             Waldoboro      ME        2            11/02/89             Regular        61,473
SOBI    Sobieski Bancorp Inc.              South Bend     IN        3            03/31/95             Regular        84,279
SZB     SouthFirst Bancshares Inc.         Sylacauga      AL        2            02/14/95             Regular        97,283

Of these two institutions were eliminated for the following reasons:

Ticket           Short Name                City          State      ROAA        Loan/Assets
--------------------------------------     ------------------------------------------------

High ROAA and High Loan to Asset Ratio
--------------------------------------
MCBN    Mid-Coast Bancorp Inc.             Waldoboro      ME         0.82       81.7


High ROAA
---------
LONF    London Financial Corporation       London         OH         0.85

This resulted in a comparable group of 10 institutions.


                                                                                                                    Conversion
Ticker          Short Name                 City        State     Offices         IPO Date             Type           ($000)
------------------------------------------------------------------------------------------------------------------------------------
ALBC    Albion Banc Corp.                  Albion         NY        2            07/26/93             Regular        68,628
ATSB    AmTrust Capital Corp.              Peru           IN        2            03/28/95             Regular        69,685
CSBF    CSB Financial Group Inc.           Centralia      IL        2            10/09/95             Regular        48,844
FCB     Falmouth Bancorp Inc.              Falmouth       MA        2            03/28/96             Regular        93,915
FFBI    First Financial Bancorp Inc.       Belvidere      IL        2            10/04/93             Regular        84,531
GLMR    Gilmer Financial Svcs, Inc.        Gilmer         TX        1            02/09/95             Regular        42,171
HBBI    Home Building Bancorp              Washington     IN        2            02/08/95             Regular        41,746
HHFC    Harvest Home Financial Corp.       Cheviot        OH        3            10/10/94             Regular        87,596
SOBI    Sobieski Bancorp Inc.              South Bend     IN        3            03/31/95             Regular        84,279
SZB     SouthFirst Bancshares Inc.         Sylacauga      AL        2            02/14/95             Regular        97,283

Conversion Valuation Appraisal Report                              Page:  1 - 33
================================================================================


-------------------------------------------------
                  SELECTION CRITERIA
-------------------------------------------------


Excluded from the Comparable Group were institutions that were pending mergers or acquisitions along with companies whose prices appear to be distorted by speculative factors or unusual operating conditions. Also, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank.

The members of the Comparable Group were selected based upon the following criteria:

                 1.    Asset size

                 2.    Profitability

                 3.    Capital level

                 4.    Asset mix

                 5.    Operating strategy

                 6.    Date of conversion

1. Asset size The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged in size from $41.7 million to $97.3 million in total assets with an average of $71.9 million. The Bank's asset size was $37.8 million as of September 30, 1997 and will be $42.3 million on a proforma basis at the midpoint of the valuation range.

Conversion Valuation Appraisal Report                              Page:  1 - 34
================================================================================

2. Profitability The Comparable Group should have similar financial conditions and recent earnings that are comparable to the Bank. They should show a comparable return on equity and return on assets measures. As such, the Comparable Group have ROAAs averaging 0.31% and ROAEs averaging 1.49% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of (0.86%) to a high of 0.80% while the ROAE measure ranged from a low of (10.59%) to a high of 6.60%. The Bank had an ROAA of (0.58%) and ROAE of (5.96%) for the nine month period ending September 30, 1997.

3. Capital level The Comparable Group should have a capital level similar to the Bank's. Capital is important in that it is a determinant of asset size and regulatory rating. Institutions with capital in a similar range as the Bank were selected. The average equity to assets ratio for the Comparable Group was 14.09% with a high of 25.04% and a low of 8.65%. At September 30, 1997, the Bank had an equity to assets ratio of 9.20%. On a proforma basis, at the midpoint the Bank would have an equity to assets ratio of 18.90%.

4. Asset Mix The asset mix is very important in the selection criteria for Comparables. At September 30, 1997, the Bank had a total net loan to asset ratio of 30.83%. The average loan to asset ratio for the Comparables was 64.48%, ranging from a low of 51.58% to a high of 76.81%.

5. Operating strategy An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6. Date of conversion Recent conversions, those completed after June 30, 1996, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.

Conversion Valuation Appraisal Report                              Page:  1 - 35
================================================================================

-------------------------------------------------
              COMPARABLE GROUP PROFILES
-------------------------------------------------


          o Albion Banc Corp. ALBC is a SAIF insured thrift that operates 2 branches in New York state and has $68.6 million in assets. ALBC had the fourth highest efficiency ratio, 83.05%, primarily due to the second highest noninterest expense ratio, 3.20%, in the Comparable Group. ALBC was select based on asset size, lack of intangibles, dependence on net interest income, high efficiency ratio, number of offices and modest profitability.

          o Am Trust Capital Corp. ATSB is a SAIF insured institution that operates 2 branches in Indiana and is $69.7 million in assets. ATSB has the highest level of nonperforming loans in the Comparable Group, 2.70%. Am Trust also has the second highest efficiency ratio 88.42%. ATSB was selected to the Group based on asset size, level of capital, modest profitability, weak yield on assets, high efficiency ratio, modest level of intangibles, number of branches, and dependence on net interest income.

          o CSB Financial Group Inc. CSBF is a SAIF insured institution that operates 2 branches located in Centralia, Illinois. CSBF had the second lowest asset yield of the Comparable Group, 6.68%, and the highest level of capital, 25.04%. CSB Financial was the only Comparable without any borrowings. CSBF had the highest level of intangibles 5.53%. It was selected as a comparable based on its asset size, dependence on net interest income, low level of non-interest income, lack of borrowings, high efficiency ratio, number of branches, moderate reserve levels and moderate loan to asset ratio.

          o Falmouth Bancorp Inc. FCB has 2 branches and is a BIF insured institution located in Falmouth, Massachusetts. Falmouth is the second largest thrift in the Comparable Group with $93.9 million in assets. FCB has lowest loans to deposits ratio 72.81% and the highest level of reserves to non-performing loans 806.45%, along with the lowest level of nonperforming assets, 0.07%. Falmouth has the second highest margin in the Comparable Group, 3.70%, despite having the lowest yield on assets, 6.64%, which is mitigated by the lowest interest expense 3.03%. FCB was included in the Comparable Group based on its asset size, number of branches, lack of intangibles, modest level of borrowings, capital levels, modest profitability, and low yield on assets.

Conversion Valuation Appraisal Report                              Page:  1 - 36
================================================================================

          o First Financial Bancorp Inc. FFBI is a SAIF insured institution with 2 branches located in Belvidere, Illinois. FFBI had the highest deposit to asset ratio, 81.07%, the lowest equity to asset ratio, 8.65%, the worst ROAA and ROAE (0.86%) and (10.59%), respectively. First Financial also had the worst loan growth rate (100.44%). FFBI was included with the Comparable Group based on its size, loan to asset ratio, deposit to assets ratio, asset quality, ROAA and ROAE ratios, number of branches and lack of intangibles.

          o Glimer Financial Svcs, Inc. GLMR is a SAIF insured institution that operates 1 office in Glimer, Texas. GLMR has the highest efficiency ratio at 89.32%. GLMR had the second lowest ROAA and ROAE (0.52%) and (5.64%). Glimer had the lowest margin 2.39%, despite having the highest asset yield ,7.78%, which was more than offset by the highest liability cost, 5.43%. GLMR was included in the Comparable Group based on its asset size, modest interest income, level of loans, lack of intangibles, capital levels, ROAA and ROAE ratios, and efficiency ratio.

          o Home Building Bancorp. HBBI is a SAIF insured, Indiana institution that operates 2 branches. HBBI had assets of $41.8 million, the smallest in the Comparable Group. Home Building had the second highest asset yield, 7.58% and the second lowest efficiency ratio, 65.74%, in the Comparable Group. HBBI was included in the Comparable Group based on its asset size, lack of intangibles, number of branches, dependence on net interest income, low level of non-interest income, moderate level of non-performing assets, and high cost of funds.

          o Harvest Home Financial Corp. HHFC is a SAIF insured thrift that operates 3 offices in Cheviot, Ohio. HHFC had the highest level of borrowings 22.43%, and the highest ROAA and ROAE, 0.80% and 6.60%, respectively. Harvest Home had the second lowest level of nonperforming assets 0.11% and the lowest efficiency ratio 57.52% in the Comparable Group. HHFC was selected based on its balance sheet size, capital levels, number of branches, loan to asset ratio, lack of intangibles, high cost of funds and its dependence on net interest income.

          o Sobieski Bancorp Inc. SOBI is a SAIF insured institution that operates 3 branches and is based in South Bend, Illinois. SOBI had the highest loans to assets ratio, 76.81%, and the highest loan growth rate, 22.17%, in the Comparable Group. Sobieski had no intangibles. SOBI was included in the Comparable Group based on its asset size, capital levels, modest profitability, lack of intangibles, limited branch network and modest noninterest income.

Conversion Valuation Appraisal Report                              Page:  1 - 37
================================================================================

          o SouthFirst Bancshares Inc. SZB is located in Sylacauga, Alabama and operates 2 branches. SouthFirst is one of two Comparables to trade on AMEX. SZB has the highest level of noninterest income, 1.51%, but also has the highest level of noninterest expense, 4.13%. SouthFirst was included due to its limited branch network, asset quality, high level of noninterest expense, modest profitability, lack of intangibles, high efficiency ratio and capital levels.

All data presented in figures 28 through 39 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the prospectus or the audited financials. The market pricing data for the Comparables is as of November 14, 1997.

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================




                      FIGURE 28 - KEY FINANCIAL INDICATORS


                        The Bank and the Comparable Group


------------------------------------------------------------------- -------------------------
                                                The Bank at             Comparable Group
                                            September 30, 1997       Quarter Average
                                                                        (Most Recent
                                                                           Quarter)
------------------------------------------------------------------- -------------------------
Balance Sheet Data
------------------------------------------------------------------- -------------------------

Gross Loans to Deposits                           34.72%                     90.13%
------------------------------------------------------------------- -------------------------

Total Net Loans to Assets                         30.83%                     64.48%
------------------------------------------------------------------- -------------------------

Deposits to Assets                                89.62%                     71.91%
------------------------------------------------------------------- -------------------------

Borrowed Funds to Assets                           0.00%                     12.89%
------------------------------------------------------------------- -------------------------

Balance Sheet Growth
------------------------------------------------------------------- -------------------------

Asset Growth Rate                                 17.96%                     1.69%
------------------------------------------------------------------- -------------------------

Loan Growth Rate                                   9.73%                    (0.75%)
------------------------------------------------------------------- -------------------------

Deposit Growth Rate                               20.76%                    (3.37%)
------------------------------------------------------------------- -------------------------

Capital
------------------------------------------------------------------- -------------------------

Equity to Assets                                   9.20%                     14.09%
------------------------------------------------------------------- -------------------------

Tangible Equity to Assets                          8.20%                     13.98%
------------------------------------------------------------------- -------------------------

Intangible Assets to Equity                        0.00%                     0.65%
------------------------------------------------------------------- -------------------------

Regulatory Core Capital to Assets                  8.20%                     14.11%
------------------------------------------------------------------- -------------------------

Equity + Reserves to Assets                        9.48%                     14.51%
------------------------------------------------------------------- -------------------------

Total Capital to Risk Adjusted Assets              23.7%                     27.86%
------------------------------------------------------------------- -------------------------


Conversion Valuation Appraisal Report                              Page:  1 - 39
================================================================================

--------------------------------------------------------------- -------------------------- -------------------------

                                                                        The Bank               Comparable Group
--------------------------------------------------------------- -------------------------- -------------------------
Asset Quality
--------------------------------------------------------------- -------------------------- -------------------------

Non-Performing Loans to Loans                                             1.89%                     0.95%
--------------------------------------------------------------- -------------------------- -------------------------

Reserves to Non-Performing Loans                                         47.09%                    157.99%
--------------------------------------------------------------- -------------------------- -------------------------

Non-Performing Assets to Assets                                           0.59%                     0.68%
--------------------------------------------------------------- -------------------------- -------------------------

Non-Performing Assets to Equity                                           6.41%                     6.26%
--------------------------------------------------------------- -------------------------- -------------------------

Reserves to Loans                                                         0.89%                     0.66%
--------------------------------------------------------------- -------------------------- -------------------------

Reserves to Non-Performing Assets + 90 Days Del.                         47.09%                    152.69%
--------------------------------------------------------------- -------------------------- -------------------------

Profitability
--------------------------------------------------------------- -------------------------- -------------------------

Return on Average Assets                                                 (0.58%)                    0.31%
--------------------------------------------------------------- -------------------------- -------------------------

Return on Average Equity                                                 (5.96%)                    1.49%
--------------------------------------------------------------- -------------------------- -------------------------

Income Statement
--------------------------------------------------------------- -------------------------- -------------------------

Net Interest Margin                                                       2.40%                     3.24%
--------------------------------------------------------------- -------------------------- -------------------------

Interest Income to Average Assets                                         6.13%                     7.25%
--------------------------------------------------------------- -------------------------- -------------------------

Interest Expense to Average Assets                                        3.93%                     4.13%
--------------------------------------------------------------- -------------------------- -------------------------

Net Interest Income to Average Assets                                     2.21%                     3.12%
--------------------------------------------------------------- -------------------------- -------------------------

Noninterest Income to Average Assets                                      0.20%                     0.44%
--------------------------------------------------------------- -------------------------- -------------------------

Noninterest Expense to Average Assets                                     3.48%                     2.72%
--------------------------------------------------------------- -------------------------- -------------------------

Efficiency Ratio                                                         144.84%                    75.94%
--------------------------------------------------------------- -------------------------- -------------------------

Overhead Ratio                                                           148.83%                    73.34%
--------------------------------------------------------------- -------------------------- -------------------------

Source: The Bank Offering Prospectus, FinPro calculations and SNL Securities

Note: All of the Bank data is for the nine months ended September 30, 1997 and annualized where appropriate.

Note:   All of the Comparable data is as of the most recent quarter.

Conversion Valuation Appraisal Report                              Page:  1 - 40
================================================================================


-------------------------------------------------
                    CORPORATE DATA
-------------------------------------------------


                      FIGURE 29 - COMPARABLE CORPORATE DATA

                                                                                                              Deposit
                                                                                      Number                 Insurance
                                                                                        of                    Agency     Conversion
Ticker              Short Name                  Exchange        City        State     Offices       IPO Date (BIF/SAIF)      Type
----------------------------------------------- ------------------------------------------------------------------------------------
ALBC            Albion Banc Corp.               NASDAQ         Albion         NY         2          07/26/93    SAIF       Regular
ATSB            AmTrust Capital Corp.           NASDAQ         Peru           IN         2          03/28/95    SAIF       Regular
CSBF            CSB Financial Group Inc.        NASDAQ         Centralia      IL         2          10/09/95    SAIF       Regular
FCB             Falmouth Bancorp Inc.           AMSE           Falmouth       MA         2          03/28/96    BIF9       Regular
FFBI            First Financial Bancorp Inc.    NASDAQ         Belvidere      IL         2          10/04/93    SAIF       Regular
GLMR            Gilmer Financial Svcs, Inc.     NASDAQ         Gilmer         TX         1          02/09/95    SAIF       Regular
HBBI            Home Building Bancorp           NASDAQ         Washington     IN         2          02/08/95    SAIF       Regular
HHFC            Harvest Home Financial Corp.    NASDAQ         Cheviot        OH         3          10/10/94    SAIF       Regular
SOBI            Sobieski Bancorp Inc.           NASDAQ         South Bend     IN         3          03/31/95    SAIF       Regular
SZB             SouthFirst Bancshares Inc.      AMSE           Sylacauga      AL         2          02/14/95    SAIF       Regular



Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 41
================================================================================



-------------------------------------------------
                  KEY FINANCIAL DATA
-------------------------------------------------


Selected balance sheet ratios for the Comparable Group are shown in the following table:

                    FIGURE 30 - COMPARABLE KEY FINANCIAL DATA


                                                 Total        Loans/           Loans/           Deposits/         Borrowings/
                                                Assets       Deposits          Assets            Assets             Assets
Ticker              Short Name                  ($000)         (%)               (%)               (%)                (%)
-----------------------------------------------------------------------------------------------------------------------------

ALBC            Albion Banc Corp.               68,628         93.78             71.50             76.24               13.50
ATSB            AmTrust Capital Corp.           69,685        102.96             71.52             69.47               18.78
CSBF            CSB Financial Group Inc.        48,844         74.99             55.73             74.31                0.00
FCB             Falmouth Bancorp Inc.           93,915         72.81             54.37             74.67                0.81
FFBI            First Financial Bancorp Inc.    84,531         79.68             64.59             81.07                9.11
GLMR            Gilmer Financial Svcs, Inc.     42,171         81.48             56.24             69.02               20.27
HBBI            Home Building Bancorp           41,746         90.93             68.65             75.50                9.58
HHFC            Harvest Home Financial Corp.    87,596         79.16             51.58             65.15               22.43
SOBI            Sobieski Bancorp Inc.           84,279        110.72             76.81             69.37               15.44
SZB             SouthFirst Bancshares Inc.      97,283        114.80             73.80             64.29               19.01
                                               -----------------------------------------------------------------------------
                Average                         71,868         90.13             64.48             71.91               12.89
                Median                          76,982         86.21             66.62             71.89               14.47
                Maximum                         97,283        114.80             76.81             81.07               22.43
                Minimum                         41,746         72.81             51.58             64.29                0.00


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 42
================================================================================



-------------------------------------------------
                     CAPITAL DATA
-------------------------------------------------




                       FIGURE 31 - COMPARABLE CAPITAL DATA


                                                     Tangible    Intangible    Regulatory         Equity +       Total Capital/
                                          Equity/     Equity/      Assets/      Core Cap/         Reserves/       Risk Adjusted
                                           Assets   Tang Assets    Equity        Assets            Assets            Assets
Ticker         Short Name                   (%)         (%)                        (%)               (%)               (%)
  ------------------------------------------------------------------------------------------------------------------------------
ALBC      Albion Banc Corp.                 8.73        8.73         0.00           NA              9.12                NA
ATSB      Am Trust Capital Corp.           10.93       10.83         0.98        10.50             11.66             17.60
CSBF      CSB Financial Group Inc.         25.04       23.99         5.53        25.34             25.36             54.92
FCB       Falmouth Bancorp Inc.            23.86       23.86         0.00        24.16             24.39             44.13
FFBI      First Financial Bancorp Inc.      8.65        8.65         0.00         8.17              9.24             15.52
GLMR      Gilmer Financial Svcs, Inc.       9.02        9.02         0.00         8.80              9.75             19.20
HBBI      Home Building Bancorp            14.12       14.12         0.00        10.69             14.31             21.42
HHFC      Harvest Home Financial Corp.     11.81       11.81         0.00           NA             11.95                NA
SOBI      Sobieski Bancorp Inc.            14.78       14.78         0.00        11.20             15.01             26.80
SZB       SouthFirst Bancshares Inc.       14.00       14.00         0.00        14.00             14.29             23.27
  ------------------------------------------------------------------------------------------------------------------------------
          Average                          14.09       13.98         0.65        14.11             14.51             27.86
          Median                           12.91       12.91         0.00        10.95             13.12             22.35
          Maximum                          25.04       23.99         5.53        25.34             25.36             54.92
          Minimum                           8.65        8.65         0.00         8.17              9.12             15.52


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 43
================================================================================

-------------------------------------------------
                  ASSET QUALITY DATA
-------------------------------------------------




                    FIGURE 32 - COMPARABLE ASSET QUALITY DATA




                                                NPLs/     Reserves/     NPAs/       NPAs/      Reserves/    Reserves/
                                                Loans       NPLs       Assets      Equity        Loans      NPAs + 90
Ticker             Short Name                    (%)         (%)         (%)         (%)          (%)          (%)
----------------------------------------------------------------------------------------------------------------------
ALBC            Albion Banc Corp.                1.01      53.94        0.72        8.26         0.54        53.94
ATSB            AmTrust Capital Corp.            2.70      38.11        2.20       20.12         1.03        33.49
CSBF            CSB Financial Group Inc.         1.00      57.14        0.56        2.23         0.57        57.14
FCB             Falmouth Bancorp Inc.            0.12     806.45        0.07        0.28         0.98       806.45
FFBI            First Financial Bancorp Inc.     0.64     143.23        0.41        4.74         0.91       142.00
GLMR            Gilmer Financial Svcs, Inc.      2.51      51.93        1.65       18.25         1.30        44.52
HBBI            Home Building Bancorp            0.64      44.51        0.44        3.09         0.28        44.51
HHFC            Harvest Home Financial Corp.     0.22     117.00        0.11        0.97         0.26       117.00
SOBI            Sobieski Bancorp Inc.            0.16     188.68        0.13        0.85         0.31       188.68
SZB             SouthFirst Bancshares Inc.       0.50      78.95        0.53        3.81         0.40        39.15
----------------------------------------------------------------------------------------------------------------------
                Average                          0.95     157.99        0.68        6.26         0.66       152.69
                Median                           0.64      68.05        0.49        3.45         0.56        55.54
                Maximum                          2.70     806.45        2.20       20.12         1.30       806.45
                Minimum                          0.12      38.11        0.07        0.28         0.26        33.49


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 44
================================================================================


-------------------------------------------------
                  PROFITABILITY DATA
-------------------------------------------------




                    FIGURE 33 - COMPARABLE PROFITABILITY DATA


                                                     Return on         Return on
                                                     Avg Assets       Avg Equity
Ticker             Short Name                            (%)               (%)
--------------------------------------------------------------------------------
ALBC            Albion Banc Corp.                        0.30             3.36
ATSB            AmTrust Capital Corp.                    0.34             3.24
CSBF            CSB Financial Group Inc.                 0.43             1.71
FCB             Falmouth Bancorp Inc.                    0.75             3.09
FFBI            First Financial Bancorp Inc.            (0.86)          (10.59)
GLMR            Gilmer Financial Svcs, Inc.             (0.52)           (5.64)
HBBI            Home Building Bancorp                    0.73             5.35
HHFC            Harvest Home Financial Corp.             0.80             6.60
SOBI            Sobieski Bancorp Inc.                    0.60             4.00
SZB             SouthFirst Bancshares Inc.               0.52             3.73
--------------------------------------------------------------------------------
                Average                                  0.31             1.49
                Median                                   0.48             3.30
                Maximum                                  0.80             6.60
                Minimum                                 (0.86)          (10.59)


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 45
================================================================================

-------------------------------------------------
                INCOME STATEMENT DATA
-------------------------------------------------




                  FIGURE 34 - COMPARABLE INCOME STATEMENT DATA



------------------------------------------------------------------------------------------------------------------------------------
                                     Net     Interest      Interest    Net Interest Noninterest     Noninterest
                                   Interest  Income/       Expense/       Income/    Income/        Expense/    Efficiency Overhead
                                    Margin  Avg Assets    Avg Assets    Avg Assets  Avg Assets     Avg Assets     Ratio      Ratio
Ticker    Short Name                  (%)       (%)            (%)           (%)        (%)             (%)         (%)       (%)
------------------------------------------------------------------------------------------------------------------------------------
ALBC   Albion Banc Corp.              3.53      7.53           4.14          3.39        0.46        3.20        83.05       80.77
ATSB   AmTrust Capital Corp.          2.75      6.92           4.29          2.63        0.59        2.85        88.42       85.84
CSBF   CSB Financial Group Inc.       3.40      6.68           3.40          3.28        0.19        2.58        70.71       69.02
FCB    Falmouth Bancorp Inc.          3.70      6.64           3.03          3.61        0.12        2.63        70.61       69.65
FFBI   First Financial Bancorp Inc.   3.08      7.42           4.44          2.97        0.60        2.99        83.79       80.54
GLMR   Gilmer Financial Svcs, Inc.    2.39      7.78           5.43          2.35        0.34        2.41        89.32       87.80
HBBI   Home Building Bancorp          3.53      7.58           4.16          3.43        0.26        2.42        65.74       63.11
HHFC   Harvest Home Financial Corp.   2.82      7.24           4.47          2.77        0.07        1.63        57.52       56.51
SOBI   Sobieski Bancorp Inc.          3.33      7.21           4.01          3.20        0.23        2.37        69.20       67.02
SZB    SouthFirst Bancshares Inc.     3.85      7.52           3.94          3.58        1.51        4.13        81.08       73.11
------------------------------------------------------------------------------------------------------------------------------------
       Average                        3.24      7.25           4.13          3.12        0.44        2.72        75.94       73.34
       Median                         3.37      7.33           4.15          3.24        0.30        2.61        75.90       71.38
       Maximum                        3.85      7.78           5.43          3.61        1.51        4.13        89.32       87.80
       Minimum                        2.39      6.64           3.03          2.35        0.07        1.63        57.52       56.51

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 46
================================================================================

-------------------------------------------------
                      GROWTH DATA
-------------------------------------------------




                       FIGURE 35 - COMPARABLE GROWTH DATA




--------------------------------------------------------------------------------
                                            Asset         Loan       Deposit
                                           Growth       Growth      Growth
                                            Rate         Rate        Rate
Ticker    Short Name                        (%)          (%)          (%)
--------------------------------------------------------------------------------
ALBC   Albion Banc Corp.                     13.95         6.41       16.03
ATSB   AmTrust Capital Corp.                (14.17)      (10.99)     (38.23)
CSBF   CSB Financial Group Inc.               7.07        (4.82)       6.29
FCB    Falmouth Bancorp Inc.                 16.17        34.42       17.43
FFBI   First Financial Bancorp Inc.         (37.03)     (100.44)       4.34
GLMR   Gilmer Financial Svcs, Inc.            7.45         2.51       20.03
HBBI   Home Building Bancorp                (29.45)        4.92      (41.96)
HHFC   Harvest Home Financial Corp.          21.63        10.50       (3.41)
SOBI   Sobieski Bancorp Inc.                 12.46        22.17       (6.21)
SZB    SouthFirst Bancshares Inc.            18.83        27.83       (7.99)
                                           --------------------------------
       Average                                1.69        (0.75)      (3.37)
       Median                                 9.96         5.67        0.47
       Maximum                               21.63        34.42       20.03
       Minimum                              (37.03)     (100.44)     (41.96)




Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 47
================================================================================

-------------------------------------------------
              MARKET CAPITALIZATION DATA
-------------------------------------------------




                FIGURE 36 - COMPARABLE MARKET CAPITALIZATION DATA


                                                       MRQ           MRQ           MRQ         MRQ       MRQ Publicly  MRQ Tangible
                                                      Market        Price         Price       Price        Reported    Publicly Rep
                                                      Value       Per Share       High         Low        Book Value    Book Value
Ticker    Short Name                                   ($)           ($)           ($)         ($)            ($)          ($)
------------------------------------------------------------------------------------------------------------------------------------
ALBC   Albion Banc Corp.                               7.31        23.000        23.000      18.125         23.96       23.96
ATSB   AmTrust Capital Corp.                           7.63        13.875        13.875      12.500         14.46       14.32
CSBF   CSB Financial Group Inc.                       11.71        12.000        12.500      11.000         12.99       12.27
FCB    Falmouth Bancorp Inc.                          28.37        16.500        16.500      13.250         15.40       15.40
FFBI   First Financial Bancorp Inc.                    7.89        18.125        18.750      15.500         17.62       17.62
GLMR   Gilmer Financial Svcs, Inc.                     2.70        11.000        12.000      11.000         19.88       19.88
HBBI   Home Building Bancorp                           6.62        22.000        23.000      20.500         20.43       20.43
HHFC   Harvest Home Financial Corp.                   12.58        10.875        11.500      10.250         11.31       11.31
SOBI   Sobieski Bancorp Inc.                          14.81        17.000        17.750      14.750         17.26       17.26
SZB    SouthFirst Bancshares Inc.                     16.00        16.000        16.000      13.875         16.06       16.06
------------------------------------------------------------------------------------------------------------------------------------
       Average                                        11.56        16.04         16.49       14.08          16.94       16.85
       Median                                          9.80        16.25         16.25       13.56          16.66       16.66
       Maximum                                        28.37        23.00         23.00       20.50          23.96       23.96
       Minimum                                         2.70        10.88         11.50       10.25          11.31       11.31


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 48
================================================================================

-------------------------------------------------
                    DIVIDEND DATA
-------------------------------------------------




                      FIGURE 37 - COMPARABLE DIVIDEND DATA




                                               Current         LTM Dividend
                                               Dividend         Payout
                                                 Yield          Ratio
Ticker    Short Name                              ($)            (%)
--------------------------------------------------------------------------------

ALBC   Albion Banc Corp.                         1.094           114.81
ATSB   AmTrust Capital Corp.                     1.379            26.79
CSBF   CSB Financial Group Inc.                  0.000             0.00
FCB    Falmouth Bancorp Inc.                     1.026            28.85
FFBI   First Financial Bancorp Inc.              0.000             0.00
GLMR   Gilmer Financial Svcs, Inc.               0.000             0.00
HBBI   Home Building Bancorp                     1.412            26.09
HHFC   Harvest Home Financial Corp.              3.200            NA
SOBI   Sobieski Bancorp Inc.                     1.684            33.33
SZB    SouthFirst Bancshares Inc.                2.649            NA
--------------------------------------------------------------------------------
       Average                                   1.24             28.73
       Median                                    1.24             26.44
       Maximum                                   3.20            114.81
       Minimum                                   0.00              0.00



Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 49
================================================================================



-------------------------------------------------
                     PRICING DATA
-------------------------------------------------




                       FIGURE 38 - COMPARABLE PRICING DATA

                                            Price/                                               Price/       Price/ Tang
                                             LTM        Price/       Price/        Price/      Publicly Rep    Publicly Rep
                                           Core EPS      Assets      Earnings       LTM EPS      Book Value      Book Value
Ticker    Short Name                          (x)          (%)          (x)           (x)           (%)             (%)
----------------------------------------------------------------------------------------------------------------------------

ALBC   Albion Banc Corp.                       30.15       10.66        36.56        108.33          122.08          122.08
ATSB   AmTrust Capital Corp.                   42.65       10.95        30.21         25.89          100.28          101.26
CSBF   CSB Financial Group Inc.                46.07       23.98        51.83         73.16           95.75          101.37
FCB    Falmouth Bancorp Inc.                   39.00       30.20        40.63         37.50          126.62          126.62
FFBI   First Financial Bancorp Inc.            21.35        9.33        NA            NA             107.83          107.83
GLMR   Gilmer Financial Svcs, Inc.             20.77        6.41        NA           117.71           71.05           71.05
HBBI   Home Building Bancorp                   18.81       15.86        19.68         18.48          104.01          104.01
HHFC   Harvest Home Financial Corp.            25.94       14.36        18.09         52.88          121.57          121.57
SOBI   Sobieski Bancorp Inc.                   31.15       17.57        26.39         28.79          110.08          110.08
SZB    SouthFirst Bancshares Inc.              99.34       16.45        31.46         NA             117.53          117.53
                                             -------------------------------------------------------------------------------
       Average                                 37.52       15.58        31.86         57.84          107.68          108.34
       Median                                  30.65       15.11        30.84         45.19          108.96          108.96
       Maximum                                 99.34       30.20        51.83        117.71          126.62          126.62
       Minimum                                 18.81        6.41        18.09         18.48           71.05           71.05


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 50
================================================================================

-------------------------------------------------
                    EARNINGS DATA
-------------------------------------------------


                      FIGURE 39 - COMPARABLE EARNINGS DATA



                                                 Net Income           Core Income            Core EPS              Price/
Ticker    Short Name                            Most Recent Qtr      Most Recent Qtr      Most Recent Qtr          Core EPS
----------------------------------------------------------------------------------------------------------------------------
ALBC   Albion Banc Corp.                               50                   45                    0.18                40.63
ATSB   AmTrust Capital Corp.                           61                   29                    0.06                60.42
CSBF   CSB Financial Group Inc.                        52                   51                    0.06                51.83
FCB    Falmouth Bancorp Inc.                          172                  164                    0.11                44.32
FFBI   First Financial Bancorp Inc.                  (194)                  85                    0.21                22.62
GLMR   Gilmer Financial Svcs, Inc.                    (54)                 (57)                  (0.32)               NA
HBBI   Home Building Bancorp                           78                   78                    0.27                19.68
HHFC   Harvest Home Financial Corp.                   171                  170                    0.19                18.09
SOBI   Sobieski Bancorp Inc.                          124                  124                    0.18                26.39
SZB    SouthFirst Bancshares Inc.                     124                  125                    0.15                31.46
                                                    ------------------------------------------------------------------------
       Average                                         58                   81                    0.11                35.05
       Median                                          70                   82                    0.17                31.46
       Maximum                                        172                  170                    0.27                60.42
       Minimum                                       (194)                 (57)                  (0.32)               18.09


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 51
================================================================================


4.  Market Value Determination


-------------------------------------------------
                     INTRODUCTION
-------------------------------------------------


The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

          o    Balance Sheet

          o    Asset Quality

          o    Earnings Quality, Predictability and Growth

          o    Market Area

          o    Management

          o    Dividends

          o    Liquidity of the Issue

          o    Subscription Interest

          o    Recent Regulatory Matters

          o    Market for Seasoned Thrift Stocks

          o    Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts and the aggregate ratios for all public thrifts.

Conversion Valuation Appraisal Report                              Page:  1 - 52
================================================================================

-------------------------------------------------
                BALANCE SHEET STRENGTH
-------------------------------------------------


The balance sheet strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. Following is a synopsis of the key financial elements of the Bank measured against the Comparable Group. The numbers utilized for the Bank in this comparison were on a pro-forma basis.

         Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

         Capitalization - The Comparable Group's average equity to assets ratio of 14.09% is higher than the Bank's ratio of 9.20%, but will be below the Bank's pro forma equity to assets ratio of 18.90% at the midpoint of the valuation range.

         Asset Composition - The Bank's net loan to asset ratio of 30.83% is significantly below the average for the Comparable Group of 64.48%. Management anticipates growing the current ratio.

         Funding Mix - The Bank is funded through deposits and retained earnings. The Comparable Group had 12.89% of its funding base from borrowings while the Bank has no borrowings. The Bank's lack of borrowings leaves room for an additional funding source in the future.

         Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. The Comparable Group has a limited level of intangibles averaging 0.65%. Thrifts trade more on tangible book than on book. The Bank had no intangibles on its books at September 30, 1997.

         Interest Rate Risk - The Bank has an average level of interest rate risk.

Based on these factors, the Bank's market value should not be adjusted in comparison to the Comparable Group for these measures.

Conversion Valuation Appraisal Report                              Page:  1 - 53
================================================================================


-------------------------------------------------
                    ASSET QUALITY
-------------------------------------------------

The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, REO and levels of ALLL in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 40 - ASSET QUALITY TABLE

--------------------------------------------------------------------------------
                            As of September 30, 1997
--------------------------------------------------------------------------------
                              Dollars in Thousands
Nonperforming Loans                                       $233
REO                                                         $0
ALLL                                                      $105
ALLL to Loans                                            0.89%
ALLL to Nonperforming Loans                             47.09%
--------------------------------------------------------------------------------


The Bank has a moderate level of nonperforming loans and no REO as of September 30, 1997. The ALLL to loans ratio is 0.89%, which is above the Comparable Group's 0.66%. Based on these factors no adjustment is warranted for this element.

Conversion Valuation Appraisal Report                              Page:  1 - 54
================================================================================

-------------------------------------------------
     EARNINGS QUALITY, PREDICTABILITY AND GROWTH
-------------------------------------------------


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

          o    net interest income

          o    loan loss provision

          o    non-interest income

          o    non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page:  1 - 55
================================================================================



The Bank's earnings declined since December 31, 1995. The December 31, 1996 financials were impacted by the one-time SAIF special assessment.

                          FIGURE 41 - NET INCOME CHART

                               NET INCOME AND ROA

                    [GRAPHIC OMITTED - PLOTTING POINTS BELOW]

                                 $ in thousands


                                   Net
                                  Income     ROA
                                  ------    ------

                         Dec-95    $163       .56%
                         Dec-96   ($ 46)     (.14%)
                         Sep-97   ($244)     (.65%)


Source:  Offering Prospectus
Note:  The September 1997 net income is for the nine month period annualized.

Conversion Valuation Appraisal Report                              Page:  1 - 56
================================================================================



The Bank's net interest spread and margin are relatively low.


                       FIGURE 42 - SPREAD AND MARGIN CHART



        [GRAPHIC OMITTED - SEE FIGURE 20; PAGE 1-22 FOR PLOTTING POINTS]


Source:  Offering Prospectus

The Bank has been posting loan loss provisions sufficient to cover periodic charge-offs and to maintain solid reserve ratios. At September 30, 1997, the Bank had an allowance for loan and lease losses (ALLL) to total loans ratio of 0.89%, which is higher than that of the Comparable Group 0.66%.

The Bank has generated less non-interest income than the Comparable Group. For the nine months ended September 30, 1997 annualized, the Bank had 0.20% of non-interest income to average assets compared to the Comparable average of 0.44%.

For the nine months ended September 30, 1997, the Bank had a non-interest expense to average assets ratio of 3.48% which was greater than the 2.72% average of the Comparable Group. On a percentage basis, non-interest expense, net of non-interest income of 0.20%, is 3.28%, which puts the Bank at a disadvantage of 100 basis points with respect to the Comparable Group's net of 2.28%.

Conversion Valuation Appraisal Report                              Page:  1 - 57
================================================================================

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth.

The Bank has experienced a decline in its net interest income and has a high level of noninterest expense. The Bank has an nominal level of noninterest income and does expect to undertake any fee generating business in the near term. Therefore, a downward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                              Page:  1 - 58
================================================================================

-------------------------------------------------
                     MARKET AREA
-------------------------------------------------


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis.

Demographically, the Bank's markets are not favorable. Population in the market area declined by 15% over the fifteen year period ending 1995. Population is projected to decrease through the year 2000. Median income in 1995, was below both the county and state averages indicating less savings deposits in the marketplace. The housing stock is older than the state average indicating a low demand for residential construction loans. Also, the estimated housing value is low.

Both of the Bank's markets have experience deposit runoff over the five year period ending June 30, 1996. The average branch size in the markets is low indicating a high level of competition.

Based on these factors a slight downward adjustment is warranted for this factor since the Bank will have to substantially outperform other local institutions to attain growth in this declining market.

Conversion Valuation Appraisal Report                              Page:  1 - 59
================================================================================

-------------------------------------------------
                      MANAGEMENT
-------------------------------------------------


The Bank has developed a good management team with considerable banking experience and length of service with the bank. The Bank, due to its size, does not have much depth in management which limits the strategic initiatives that the Bank may undertake. As the Comparables are of similar size, they face a similar problem.

The Board is active and oversees and advises on all key strategic and policy decisions. The organization chart appears reasonable for an institution of the Bank's size and complexity.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 60
================================================================================

-------------------------------------------------
                      DIVIDENDS
-------------------------------------------------


Historically, banks have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

Seven of the ten comparable institutions had declared dividends. The average dividend payout ratio for the Comparable Group was 28.73%, ranging from a high of 114.81% to a low of 0.00%.

The Bank will have the capital levels to afford to pay dividends, however, in the first few years the Bank will be limited by its earnings capacity. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 61
================================================================================

-------------------------------------------------
                LIQUIDITY OF THE ISSUE
-------------------------------------------------


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ or AMEX. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

The market capitalization values of the Comparable Group range from a low of $2.7 million to a high of $28.4 million with an average market capitalization of $11.56 million. The Bank expects to have $8.0 million of market capital at the midpoint, or about the average for the comparable group, on a pro-forma basis.

Based on the comparison with the Comparable Group and the above data, no adjustment appears warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 62
================================================================================

-------------------------------------------------
                SUBSCRIPTION INTEREST
-------------------------------------------------


The outcome of subscription offerings has been, historically, difficult to predict. Since 1992, however, the conversions have experienced robust subscription interest with the exception of late 1994 when the pricing multiples were high. During late 1994, many subscriptions had the need to resolicit due to lack of professional investor demand. During 1995, the investor demand returned and the subscription interest increased, primarily the result of lower market multiples. There were some offerings in July and June 1996 that went off at or below the midpoint, indicating a possible shift away from interest in thrift public offerings at that time. The vast majority of recent conversions have oversubscribed and gone off at the maximum or super-maximum.

Of more importance is the general strength of the aftermarket. Thrift stock prices have soared upwards in recent months (see Figure 43) and is showing strength across the board. Additionally, as shown in Exhibit 7, the most recent conversions (within the last 3 months) have demonstrated a strong price appreciation.

Recently, there were two deals which over subscribed, which resulted in re-solicitations.

As such, an upward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                              Page:  1 - 63
================================================================================

-------------------------------------------------
              RECENT REGULATORY MATTERS
-------------------------------------------------


As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after-market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPOs has been between 10 and 15%, which was deemed to be too high.

At around the same time period, IPO pricing was elevated on a book basis and IPOs in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. 1997 has continued the trend with IPOs popping over 40% on average, for the first day of trading.

The recent interest in thrift IPOs has caused large oversubscriptions, which in turn have caused large price appreciations in the aftermarket. Recently, regulators have been indicating the need for increased pricing of new issues in the attempt lessen the aftermarket appreciation. Also, regulators have been concerned with capital redistributions from thrifts which have converted within the past three years. Regulatory agencies are publicly indicating that they will enforce the limits of stock buy backs to: 0% in the first year, 5% in the second year and 5% in the third year.

This threat to newly converted institutions, of not being able to use all of the capital markets tools available, will hurt the stocks attractiveness, as it will put them at a significant competitive disadvantage to the rest of the industry.

As such, a slight downward adjustment for this measure is warranted based on the uncertainty surrounding the regulatory environment.

Conversion Valuation Appraisal Report                              Page:  1 - 64
================================================================================

-------------------------------------------------
          MARKET FOR SEASONED THRIFT
                     STOCKS
-------------------------------------------------


Data for all public thrifts as of November 14, 1997 is provided in Exhibit 5. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:

                       FIGURE 43 - SNL THRIFT INDEX CHART


[GRAPHIC OMITTED-GRAPH DEPICTING SNL INDEX PERFORMANCE - PLOTTING POINTS BELOW]

Jan-92 - 143.9: Jul-92 - 175.1; Jan-93 - 201.1; Jul-93 - 220.5; Jan-94 252.5;
Jul-94 - 273.8; Jan-95 - 256.1; Jul-95 - 328.2; Jan-96 - 370.7; Jul-96 - 389.9;
Jan-97 - 520.1; Jul-97 - 684.5; 14-Nov-97 - 738.5


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 65
================================================================================

                        FIGURE 44 - HISTORICAL SNL INDEX



--------------------------------------------------------------------------------------------
                                     SNL THRIFT INDEX MONTHLY PERFORMANCE
                                     January 2, 1992 to November 14, 1997
--------------------------------------------------------------------------------------------
             SNL      % Change     % Change    % Change    % Change    % Change     % Change
           Thrift       Since       Since        Since       Since       Since       Since
Date        Index      1/2/92       1/4/93      1/3/94     12/30/94    12/29/95     12/31/96
----        -----      ------       ------      ------     --------    --------     --------

   Jan-92   143.9         -            -           -           -           -            -
   Jul-92   175.1        21.7%         -           -           -           -            -
   Jan-93   201.1        39.7%         -           -           -           -            -
   Jul-93   220.5        53.2%         9.6%        -           -           -            -
   Jan-94   252.5        75.5%        25.6%        -           -           -            -
   Jul-94   273.8        90.3%        36.2%        8.4%        -           -            -
   Jan-95   256.1        78.0%        27.3%        1.4%        -           -            -
   Jul-95   328.2       128.1%        63.2%       30.0%       28.2%        -            -
   Jan-96   370.7       157.6%        84.3%       46.8%       44.7%        -            -
   Jul-96   389.9       171.0%        93.9%       54.4%       52.2%        5.2%         -
   Jan-97   520.1       261.4%       158.6%      106.0%      103.1%       40.3%         -
   Jul-97   684.5       375.7%       240.4%      171.1%      167.3%       84.7%        31.6%
14-Nov-97  738.5        413.2%       267.2%      192.5%      188.4%       99.2%        42.0%





Source:  SNL Securities

                           FIGURE 45 - EQUITY INDICES

      [GRAPHIC OMITTED - GRAPH DEPICTING EQUITY INDICES OF DSLA, SNL, S&P]

               PLOTTING POINTS ON PAGE 1 - 66 (INDEX-COMPARISONS)

Conversion Valuation Appraisal Report                              Page:  1 - 66
================================================================================



                        Index Comparisons
-----------------------------------------------------------------------
                          SNL              S&P              DJIA
-----------------------------------------------------------------------
              6/30/94    269.6            444.3                3,625.0
             12/30/94    244.7            459.3                3,834.4
              6/30/95    313.5            544.8                4,556.1
             12/29/95    376.5            615.9                5,117.1
              6/28/96    387.2            670.6                5,654.6
             12/31/96    483.6            740.7                6,448.3
              6/30/97    624.5            885.2                7,672.8
             11/14/97    738.5            928.4                7,572.5
-----------------------------------------------------------------------



As the Figures 43 and 44 illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The rate scenario covering the same period as the SNL index can be seen in the following chart.

                          FIGURE 46 - HISTORICAL RATES

                                [GRAPHIC OMITTED]


Source:  Prudential Bache Securities

As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with the average IPO pricing at 70.9%, 69.7%, 70.9%, and 73.6% of book value for the first, second, third, and fourth quarters of 1997, respectively.

Conversion Valuation Appraisal Report                              Page:  1 - 67
================================================================================

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figure 45 and 46 show, in 1997, the SNL index has continued to increase as a result of the flat interest rate environment. In addition, the market continues to demonstrate evidence of acquisition speculation.

As such, a downward adjustment for this measure is warranted, as newly converted thrifts will not trade at the same multiples as seasoned thrifts because investors do not have a proven track record on which to base investment decisions. Additionally, newly converted thrifts need time to reinvest proceeds and leverage the capital raised in the IPO.

Conversion Valuation Appraisal Report                              Page:  1 - 68
================================================================================

-------------------------------------------------
                  ACQUISITION MARKET
-------------------------------------------------


The level of bank and thrift deals increased in the second quarter of 1997, but the thrift rate for the third quarter was down again while banks continued to rise.



                     FIGURE 47 - DEALS FOR LAST TEN QUARTERS


                       [GRAPHIC OMITTED - PLOTTING BELOW]

Deals for Last Eleven Quarters

          1995-2      1995-3      1995-4       1996-1      1996-2      1996-3      1996-4   1997-1    1997-2    1997-3     1997-4*
          ------      ------      ------       ------      ------      ------      ------   ------    ------    ------     -------
Bank        85          92          80           79          87          91          82       66        74        83          31
Thrift      35          27          22           22          29          21          19       25        31        17          15

* - 1997-4 is quarter to date through 10/17/97.


Source:  SNL Securities
Note:  Figures for the fourth quarter of 1997 are through November 14, 1997.

Conversion Valuation Appraisal Report                              Page:  1 - 69
================================================================================

From 1994 through November 14, 1997, thrift deal prices remained high. As illustrated by the following graphs and tables, thrift deal prices as a multiple of book value and earnings continue to climb through November 14, 1997, for all thrifts and thrifts in the Mid-Atlantic region. The deal multiples for similar sized thrifts have begun to level out in 1997.

         FIGURE 48 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK

                        HISTORICAL PRICE TO BOOK ANALYSIS

                                [GRAPHIC OMITTED]

          [PLOTTING POINTS - SEE FIGURE 53 - DEAL MULTIPLES; PAGE 1 - 72]

Conversion Valuation Appraisal Report                              Page:  1 - 70
================================================================================

    FIGURE 49 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK

                   HISTORICAL PRICE TO TANGIBLE BOOK ANALYSIS

                                [GRAPHIC OMITTED]

        [PLOTTING POINTS - SEE FIGURE 53 - DEAL MULTIPLES; PAGE 1 - 72]]



           FIGURE 50 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS

                      HISTORICAL MEDIAN PRICE TO EARNINGS

                                [GRAPHIC OMITTED]

        [PLOTTING POINTS - SEE FIGURE 53 - DEAL MULTIPLES; PAGE 1 - 72]

Conversion Valuation Appraisal Report                              Page:  1 - 71
================================================================================


        FIGURE 51 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS

                           HISTORICAL PRICE TO ASSETS

                                [GRAPHIC OMITTED]

        [PLOTTING POINTS - SEE FIGURE 53 - DEAL MULTIPLES; PAGE 1 - 72]




       FIGURE 52 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS


                          HISTORICAL PRICE TO DEPOSITS

                                [GRAPHIC OMITTED]

        [PLOTTING POINTS - SEE FIGURE 53 - DEAL MULTIPLES; PAGE 1 - 72]

Conversion Valuation Appraisal Report                              Page:  1 - 72
================================================================================

                           FIGURE 53 - DEAL MULTIPLES



-------------------------------------------------------------------------------
Median Price to LTM Earnings              1994      1995     1996   1997 YTD
----------------------------              ----      ----     ----   --------
Thrifts - Nationwide                      13.8      18.6     17.7     25.9
Thrifts - Mid-Atlantic                    13.3      17.9     17.0     21.7
Thrifts - Deal Value - $10 Million        14.7      23.9     18.9      NA
Average Price to Book
Thrifts - Nationwide                      154.5    144.7     149.5    179.3
Thrifts - Mid-Atlantic                    153.9    156.5     156.9    198.4
Thrifts - Deal Value - $10 Million        143.8    134.5     145.6    138.2
Average Price to Tangible Book
Thrifts - Nationwide                      158.9    149.1     153.6    184.3
Thrifts - Mid-Atlantic                    160.4    157.6     159.4    204.1
Thrifts - Deal Value - $10 Million        145.3    135.0     145.6    138.2
Average Price to Assets
Thrifts - Nationwide                      13.9      14.8     15.0     18.0
Thrifts - Mid-Atlantic                    13.2      15.3     17.7     16.5
Thrifts - Deal Value - $10 Million        10.6      12.1     14.0     15.2
Average Price to Deposits
Thrifts - Nationwide                      17.1      19.2     19.9     24.3
Thrifts - Mid-Atlantic                    16.2      20.3     24.5     25.2
Thrifts - Deal Value - $10 Million        12.3      15.3     16.7     18.5
-------------------------------------------------------------------------------



Currently there is one thrift acquisition pending in Pennsylvania. Sovereign Bank is in the process of acquiring ML Bancorp for 200% of book value and 21.7 times earnings. The acquisition multiples associated with all deals are shown below.

                          FIGURE 54 - ACQUISITION TABLE


                                        At Announcement Offer Divided By
                                        --------------------------------

                                     Book Value                     LTM EPS
                                     ----------                     -------

Pending Merger Median                   189%                         22.7x

Completed Merger Median                 196%                         27.7x
Source: SNL Securities

A slight downward adjustment is warranted for this factor at time of conversion, since new conversions are not readily available for acquisition for well over one year from the date of conversion and since the market prices of the Comparables already have this acquisition premium built in their prices.

Conversion Valuation Appraisal Report                              Page:  1 - 73
================================================================================

-------------------------------------------------
              ADJUSTMENTS TO VALUE
-------------------------------------------------


Overall,  FinPro  believes  that the  Bank  pro-forma  market  value  should  be
discounted   relative  to  the  Comparable   Group,   reflecting  the  following
adjustments.

Key Valuation Parameters               Valuation Adjustment
-------------------------------------- -----------------------------------------

Balance Sheet Strength                 No Adjustment

Asset Quality                          No Adjustment

Earnings Quality                       Downward

Market Area                            Slight Downward

Management                             No Adjustment

Dividends                              No Adjustment

Liquidity of the Issue                 No Adjustment

Subscription Interest                  Upward

Recent Regulatory Matters              Slight Downward

Market for Seasoned Thrift Stocks      Downward

Acquisition Market                     Slight Downward


As a result of all the factors discussed, a full offering discount of approximately 40% from the average trading values of the comparable companies appears to be reasonable.

Conversion Valuation Appraisal Report                              Page:  1 - 74
================================================================================

-------------------------------------------------
                  VALUATION APPROACH
-------------------------------------------------


In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

         Price to earnings ("P/E")

         Price to tangible book value ("P/TB")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 8 and 9.

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1996 to date) standard conversion group were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach had gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Most recently, the P/E approach has regained favor among investors.

The evidence of the movement towards the P/E Multiple can be seen in the acquisition, trading and IPO markets. The P/LTM EPS multiple for the pending acquisitions is 22.7x for all public thrifts, the trading P/LTM is 23.48x and for recent IPO's is 25.1x.

As such, in estimating the market value for the Bank, the most emphasis was placed on the P/E approach. The P/B and P/TB were given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to the Comparable Group and the recent (1997 to date) standard conversions. Less weight was ascribed to all public thrifts and all Pennsylvania thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and Pennsylvania publicly traded thrifts are shown in Exhibit 6.

Conversion Valuation Appraisal Report                              Page:  1 - 75
================================================================================



Based upon the approximately 40% discount defined in the section above, the Bank pricing at the midpoint is estimated to be $5,500,000. Based upon a range below and above the midpoint value, the relative values are $4,675,000 at the minimum and $6,325,000 at the maximum respectively. At the supermaximum of the range the offering value would be $7,274,000.

At the various levels of the estimated value range, the offering would result in the following offering data:

                      FIGURE 55 - VALUE RANGE OFFERING DATA

                                                 Proforma Effect of Conversion Proceeds
                                                        As of September 30, 1997
                                                         (Dollars in Thousands)
--------------------------------------------     ----------------------------------------
Conversion Proceeds                              Minimum    Midpoint   Maximum   SuperMax
--------------------------------------------     ----------------------------------------
Total Shares Offered                                 468         550       633        727
Conversion Shares Offered                            468         550       633        727
Price Per Share                                      $10         $10       $10        $10
                                                 ----------------------------------------
Gross Proceeds                                    $4,675      $5,500    $6,325     $7,274
Plus: Value issued to Foundation             (9)      $0          $0        $0         $0
                                                 ----------------------------------------
Pro Forma Market Capitalization                   $4,675      $5,500    $6,325     $7,274
                                                 ========================================

Source:  FinPro Inc. Proforma Model

Conversion Valuation Appraisal Report                              Page:  1 - 76
================================================================================


This equates to the following multiples:

    FIGURE 56 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA MIDPOINT

                           ---------------------------------------------------------------
                                                  Price Relative to
                           ---------------------------------------------------------------
                              Earnings   Core Earnings    Book    Tangible Book     Assets
------------------------------------------------------------------------------------------
The Bank (at midpoint)         (38.46)      (38.46)      68.73%      68.73%         12.99%
------------------------------------------------------------------------------------------
Comparable Group Average         57.84        37.52     107.66%     108.34%         15.58%
------------------------------------------------------------------------------------------
(Discount) Premium            -166.49%     -202.51%     -36.16%     -36.56%        -16.62%
------------------------------------------------------------------------------------------

Source:  FinPro Calculations

    FIGURE 57 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PROFORMA SUPERMAX

                           ---------------------------------------------------------------
                                                  Price Relative to
                           ---------------------------------------------------------------
                              Earnings   Core Earnings    Book    Tangible Book     Assets
------------------------------------------------------------------------------------------
The Bank (at midpoint)         (66.67)      (66.67)      76.10%      76.10%         16.57%
------------------------------------------------------------------------------------------
Comparable Group Average         57.84        37.52     107.66%     108.34%         15.58%
------------------------------------------------------------------------------------------
(Discount) Premium            -215.27%     -277.69%     -29.31%     -29.76%        - 6.35%
------------------------------------------------------------------------------------------

Source:  FinPro Calculations

    FIGURE 58 - RECENT STANDARD CONVERSION PROFORMA MULTIPLES TO THE
                            BANK'S PROFORMA MIDPOINT

                           ---------------------------------------------------------------
                                                  Price Relative to
                           ---------------------------------------------------------------
                              Earnings   Core Earnings    Book    Tangible Book     Assets
------------------------------------------------------------------------------------------
The Bank (at midpoint)         (38.46)      (38.46)      68.73%      68.73%         12.99%
------------------------------------------------------------------------------------------
Comparable Group Average         17.50           NA      70.90%      70.90%         17.60%
------------------------------------------------------------------------------------------
(Discount) Premium            -319.77%           NA      -3.06%      -3.06%        -26.19%
------------------------------------------------------------------------------------------

Source:  FinPro Calculations

     FIGURE 59 - RECENT STANDARD CONVERSION PROFORMA MULTIPLES TO THE
                            BANK'S PROFORMA SUPERMAX

                           ---------------------------------------------------------------
                                                  Price Relative to
                           ---------------------------------------------------------------
                              Earnings   Core Earnings    Book    Tangible Book     Assets
------------------------------------------------------------------------------------------
The Bank (at midpoint)         (66.67)      (66.67)      76.10%      76.10%         16.57%
------------------------------------------------------------------------------------------
Comparable Group Average         17.50           NA      70.90%      70.90%         17.60%
------------------------------------------------------------------------------------------
(Discount) Premium            -480.97%           NA       7.33%       7.33%         -5.85%
------------------------------------------------------------------------------------------

Source:  FinPro Calculations

Conversion Valuation Appraisal Report                              Page:  1 - 76
================================================================================

As the tables above demonstrate, a discount of approximately 40% is applied to the Bank relative to the Comparable Group. When compared to recent standard conversions, the Bank is priced at a discount on an earnings basis (note: no core earnings are available for recent standard conversions, the discount would be significantly reduced on a core earnings basis) and a slight premium on a book basis.

In figure 58, the Recent Conversion multiple is based on public offerings which have typically subscribed at the supermaximum. Figure 59 adjusts for this factor by calculating the discount or premium in comparison to the Bank's multiples at the supermaximum.

Conversion Valuation Appraisal Report Page: 1 -77
================================================================================

-------------------------------------------------
                 VALUATION CONCLUSION
-------------------------------------------------


It is, therefore, our opinion that as of November 18, 1997, the estimated pro-forma market value of the Bank in a full offering was $5,500,000 at the midpoint of a range with a minimum of $4,675,000 to a maximum of $6,325,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $7,274,000. The stock will be issued at $10.00 per share.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, Pennsylvania public thrifts and the recent standard conversion group is shown in Exhibits 8 and 9.

                                    Exhibit 1
                 Consolidated Statements of Financial Condition

--------------------------------------------------------------------------------------------------------------------------
                              Assets                                At September 30,            At December 31,
                              ------                               -------------------    --------------------------------
                                                                             1997               1996              1995
                                                                   --------------------   ----------------  --------------
Assets:                                                                (unaudited)

Cash and due from banks                                                     $1,321,349          $770,715         $253,452
Interest-bearing deposits with other banks                                   7,564,347         6,452,895        5,525,835
Investment securities available for sale                                     1,408,229         1,244,753          742,243
Investment securities held to maturity                                       5,059,392         4,283,449        3,988,300
Mortgage-backed securities available for sale                                   53,197            53,791           89,535
Mortgage-backed securities held to maturity                                  8,472,389         7,457,415        7,991,446
Loans receivable                                                            11,657,657        10,864,801        9,579,231
Accrued interest receivable                                                    259,615           225,714          213,430
Premises and equipment                                                       1,617,570         1,664,306          752,374
Federal Home Loan Bank stock                                                   171,700           161,800          153,500
Other assets                                                                   224,152           117,238           64,736
                                                                           -----------       -----------      -----------

      Total assets                                                         $37,809,597       $33,296,877      $29,354,082

                    Liabilities and Net Worth
                    -------------------------

Liabilities:
------------
Savings deposits                                                            33,884,171        29,318,964       25,418,128
Advance payments by borrowers for taxes and insurance                           66,531           125,711          131,812
Accrued expenses and other liabilities                                         378,782           282,073          179,771
                                                                           -----------       -----------      -----------

      Total liabilities                                                     34,329,484        29,726,748       25,729,711

Retained Earnings:
------------------
Retained earnings, substantially restricted                                  3,118,707         3,301,992        3,348,263
Net unrealized gain on securities                                              361,406           268,137          276,108
                                                                           -----------       -----------      -----------

      Total retained earnings                                                3,480,113         3,570,129        3,624,371
                                                                           -----------       -----------      -----------

      Total liabilities and retained earnings                              $37,809,597       $33,296,877      $29,354,082

--------------------------------------------------------------------------------------------------------------------------


Source:  Audited Financial Statements

                                    Exhibit 2
                        Consolidated Statements of Income
                                   $ in 000's

---------------------------------------------------------------------------------------------------------------
                                                               For the Nine Months       For the Years Ended
                                                                   September 30,            December 31,
                                                            ---------------------------------------------------
                                                                1997         1996         1996        1995
                                                            ---------------------------------------------------
                                                                    Unaudited
                                                            ---------------------------
Interest income:
  Loans receivable                                              $678,482      $598,336    $834,482    $776,386
  Interest-bearing deposits with other banks                    $271,582      $218,877    $294,199    $346,932
  Investment securities:
    Taxable                                                      265,666       181,849     250,711     239,544
    Tax exempt                                                    40,626        36,698      49,209      47,728
  Mortgage-backed securities                                     398,505       370,582     537,353     530,470
                                                               ---------     ---------   ---------   ---------
       Total interest income                                   1,654,861     1,406,342   1,965,954   1,941,060

Interest and dividend expense:
  Deposits                                                     1,059,221       830,195   1,136,528   1,066,938
                                                               ---------     ---------   ---------   ---------
       Total interest expense                                  1,059,221       830,195   1,136,528   1,066,938

Net interest income before provision for loan losses             595,640       576,147     829,426     874,122

Provision for loan losses                                         39,000         9,000      36,500      21,000
                                                               ---------     ---------   ---------   ---------

Net interest income after provision for loan losses              556,640       567,147     792,926     853,122

Noninterest income:
  Service fees                                                    41,973         8,708      16,393      11,867
  Net securities gains (losses)                                        0       124,468     124,468           0
  Other income                                                    11,394         8,941      12,729       4,900
                                                               ---------     ---------   ---------   ---------
     Total other income                                           53,367       142,117     153,590      16,767

Noninterest expense:
  Compensation and benefits                                      441,565       294,132     447,279     328,764
  Occupancy  and equipment                                       166,920        64,853     128,242      66,544
  Federal deposit insurance                                       28,289       208,702     211,724      66,882
  Data processing                                                 96,882        44,372      67,933      56,426
  Stationary and printing                                         18,469        16,342      25,793       8,591
  Other operating expenses                                       187,860       109,884     152,232     100,443
                                                               ---------     ---------   ---------   ---------
     Total noninterest expense                                   939,985       738,285   1,033,203     627,650

Income before provision for income taxes                        (329,978)      (29,021)    (86,687)    242,239

Provision for income taxes                                      (146,693)      (39,345)    (40,416)     79,164
                                                               ---------     ---------   ---------   ---------

Net income                                                      (183,285)       10,324     (46,271)    163,075
                                                               ---------     ---------   ---------   ---------

Source:  Audited Financial Statements

---------------------------------------------------------------------------------------------------------------

                                    Exhibit 3
                 Consolidated Statements of Changes in Net Worth

-------------------------------------------------------------------------------------------------------------------------
                                                                                       Net Unrealized
                                                                                       gain/(loss) on
                                                                             Retained       Securities
                                                                             Earnings        AFS, net           Total
                                                                          -----------  ----------------     -------------

Balance at December 31, 1994                                               $ 3,185,188     $ 192,746         $ 3,377,934

Net income                                                                     163,075             -             163,075

Unrealized appreciation (depreciation) on securities                                -         83,362              83,362
  available-for-sale, net
                                                                           -----------     ---------         -----------

Balance at December 31, 1995                                                 3,348,263       276,108           3,624,371

Net income                                                                     (46,271)            -             (46,271)

Unrealized appreciation (depreciation) on securities                                -         (7,971)             (7,971)
  available-for-sale, net
                                                                           -----------     ---------         -----------

Balance at December 31, 1996                                                 3,301,992       268,137           3,570,129

Net income                                                                    (183,285)            -            (183,285)

Unrealized appreciation (depreciation) on securities                                -         93,269              93,269
  available-for-sale, net
                                                                           -----------     ---------         -----------

Balance at September 30, 1997 (unaudited)                                  $ 3,118,707     $ 361,406         $ 3,480,113
                                                                           -----------     ---------         -----------

-------------------------------------------------------------------------------------------------------------------------
Source:  Audited Financial Statements

                                    Exhibit 4
                      Consolidated Statements of Cash Flows

------------------------------------------------------------------------------------------------------------------------------------
                                                                            For the Nine Months ended         For the Years Ended
                                                                                 September 30,                    December 31,
                                                                     ---------------------------------------------------------------
                                                                                 1997           1996          1996            1995
                                                                     ---------------------------------------------------------------
                                                                              (unaudited)
                                                                     -----------------------
Cash flows from operating activities:
   Net earnings                                                              $  (183,285)   $    10,324  $   (46,271)   $   163,075
  Adjustments to reconcile net income to net cash provided by operating activities:
      Provision for loan losses                                                   39,000          9,000       36,500         21,000
      Depreciation and ammortization                                              91,125         18,900       58,203         23,357
      Net securities gains                                                             -       (124,468)    (124,468)             -
      Defferred income taxes                                                     (50,233)        10,363          789         (3,544)
      Net increase (decrease) in accrued interest receivable                     (33,901)        52,891      (12,284)        38,598
      Other, net                                                                  (2,316)       248,360       55,759        (62,651)
                                                                            ------------    -----------  -----------
Net cash provided by (used in) operating activities                             (139,610)       225,370      (31,772)       179,835

Cash flows from investing activities:
      Decrease (increase) in certificates of deposits                            (86,772)       (11,069)    (668,453)     1,509,044
  Investment securities available for sale:
      Purchases                                                                  (24,401)      (525,018)           -              -
      Proceeds from sales                                                              -        130,333      130,333              -
      Maturities and repayments                                                    2,305          3,278        3,998          3,727
  Investments securities held to maturity:
      Purchases                                                               (2,346,537)      (700,000)    (624,856)
      Maturities and repayments                                                1,571,749        269,819      405,240        790,472
  Mortgage-backed securities available for sale:
      Maturities and repayments                                                      532         36,617       36,795         91,422
  Mortgage-backed securities held to maturity:
      Purchases                                                               (2,665,318)    (1,094,529)  (1,271,781)
      Maturities and repayments                                                1,638,807      1,322,676    1,622,237        978,042
  Net increase in loans receivable                                              (831,856)      (268,219)  (1,322,070)      (775,891)
  Purchase of FHLB stock                                                          (9,900)        (8,300)      (8,300)        (5,200)
  Purchase of premises and equipment, net                                        (44,389)      (941,268)    (970,135)      (522,182)
                                                                            ------------    -----------  -----------
Net cash used in investing activities                                         (2,795,780)    (1,082,931)  (3,089,902)       172,797

Cash flows from financing activities:
  Net increase (decrease) in deposits                                          4,565,207        782,625    3,900,836        995,066
  Net decrease in advances by borrowers for taxes and insurance                  (59,180)       (63,290)      (6,101)       (22,291)
                                                                            ------------    -----------  -----------
Net cash provided by financing activities                                      4,506,027        719,335    3,894,735        972,775

Increase (decrease) in cash and cash equivalents                               1,570,637       (138,226)     773,061      1,325,407

Cash and cash equivalents, beginning of period                                 4,378,710      3,605,649    3,605,649      2,280,242
                                                                            ------------    -----------  -----------
Cash and cash equivalents, end of period                                     $ 5,949,347    $ 3,467,423  $ 4,378,710    $ 3,605,649
                                                                             ===========    ===========  ===========    ===========

Supplemental disclosure of cash flow information:
  Cash paid during the year for:
      Interest on deposits and borrowed funds                                $ 1,057,984    $   829,382  $ 1,135,755    $ 1,066,980
      Income taxes                                                                     -         19,389       19,389         75,332
Noncash investing activities - transfer of loans to foreclosed real estate             -              -            -         22,010
------------------------------------------------------------------------------------------------------------------------------------

Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------------------------------------------------------------------
                                                                                                    Deposit
                                                                             Number                Insurance
                                                                              of                    Agency         Conversion
 Ticker            Short Name              Exchange     City     State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----      -----      -------      ------- -----------         ----
%CAL     California Federal Bank, a FSB    Private  San Francisco  CA         227              NA   SAIF            Not Avail.
%CCMD    Chevy Chase Bank, FSB             Private  Chevy Chase    MD         107              NA   SAIF            Not Avail.
AABC     Access Anytime Bancorp Inc.       NASDAQ   Clovis         NA           3         08/08/86  SAIF            Regular
AADV     Advantage Bancorp Inc.            NASDAQ   Kenosha        WI          15         03/23/92  SAIF            Regular
ABBK     Abington Bancorp Inc.             NASDAQ   Abington       MA           8         06/10/86  BIF             Regular
ABCL     Alliance Bancorp Inc.             NASDAQ   Hinsdale       IL          14         07/07/92  SAIF            Regular
ABCW     Anchor BanCorp Wisconsin          NASDAQ   Madison        WI          35         07/16/92  SAIF            Regular
AFBC     Advance Financial Bancorp         NASDAQ   Wellsburg      WV           2         01/02/97  SAIF            Regular
AFCB     Affiliated Community Bancorp      NASDAQ   Waltham        MA          12         10/19/95  SAIF            Not Avail.
AFED     AFSALA Bancorp Inc.               NASDAQ   Amsterdam      NY           5         10/01/96  SAIF            Regular
AFFFZ    America First Financial Fund      NASDAQ   San Francisco  CA          36              NA   SAIF            Not Avail.
AHCI     Ambanc Holding Co.                NASDAQ   Amsterdam      NY          12         12/27/95  BIF             Regular
AHM      Ahmanson & Company (H.F.)         NYSE     Irwindale      CA         368         10/25/72  SAIF            Regular
ALBC     Albion Banc Corp.                 NASDAQ   Albion         NY           2         07/26/93  SAIF            Regular
ALBK     ALBANK Financial Corp.            NASDAQ   Albany         NY         108         04/01/92  SAIF            Regular
AMFC     AMB Financial Corp.               NASDAQ   Munster        IN           4         04/01/96  SAIF            Regular
ANA      Acadiana Bancshares Inc.          AMSE     Lafayette      LA           5         07/16/96  SAIF            Regular
ANDB     Andover Bancorp Inc.              NASDAQ   Andover        MA          12         05/08/86  BIF             Regular
ANE      Alliance Bncorp of New England    AMSE     Tolland        CT           7         12/19/86  BIF             Regular
ASBI     Ameriana Bancorp                  NASDAQ   New Castle     IN           8         03/02/87  SAIF            Regular
ASBP     ASB Financial Corp.               NASDAQ   Portsmouth     OH           1         05/11/95  SAIF            Regular
ASFC     Astoria Financial Corp.           NASDAQ   Lake Success   NY          61         11/18/93  SAIF            Regular
ATSB     AmTrust Capital Corp.             NASDAQ   Peru           IN           2         03/28/95  SAIF            Regular
AVND     Avondale Financial Corp.          NASDAQ   Chicago        IL           5         04/07/95  SAIF            Regular
BANC     BankAtlantic Bancorp Inc.         NASDAQ   Fort Lauderda  FL          60         11/29/83  SAIF            Regular
BDJI     First Federal Bancorporation      NASDAQ   Bemidji        MN           5         04/04/95  SAIF            Regular
BFD      BostonFed Bancorp Inc.            AMSE     Burlington     MA          10         10/24/95  SAIF            Regular
BFFC     Big Foot Financial Corp.          NASDAQ   Long Grove     IL           3         12/20/96  SAIF            Regular
BFSB     Bedford Bancshares Inc.           NASDAQ   Bedford        VA           3         08/22/94  SAIF            Regular
BKC      American Bank of Connecticut      AMSE     Waterbury      CT          15         12/01/81  BIF             Regular
BKCT     Bancorp Connecticut Inc.          NASDAQ   Southington    CT           3         07/03/86  BIF             Regular
BKUNA    BankUnited Financial Corp.        NASDAQ   Coral Gables   FL          16         12/11/85  SAIF            Regular
BNKU     Bank United Corp.                 NASDAQ   Houston        TX          71         08/09/96  SAIF            Not Avail.
BPLS     Bank Plus Corp.                   NASDAQ   Los Angeles    CA          37              NA   SAIF            Not Avail.
BSBC     Branford Savings Bank             NASDAQ   Branford       CT           5         11/04/86  BIF             Regular
BTHL     Bethel Bancorp                    NASDAQ   Portland       ME           8         08/19/87  BIF             Regular
BVCC     Bay View Capital Corp.            NASDAQ   San Mateo      CA          41         05/09/86  SAIF            Regular
BWFC     Bank West Financial Corp.         NASDAQ   Grand Rapids   MI           3         03/30/95  SAIF            Regular
BYFC     Broadway Financial Corp.          NASDAQ   Los Angeles    CA           3         01/09/96  SAIF            Regular
CAFI     Camco Financial Corp.             NASDAQ   Cambridge      OH          11              NA   SAIF            Not Avail.
CAPS     Capital Savings Bancorp Inc.      NASDAQ   Jefferson Cit  MO           8         12/29/93  SAIF            Regular
CASB     Cascade Financial Corp.           NASDAQ   Everett        WA          11         09/16/92  SAIF            Regular
CASH     First Midwest Financial Inc.      NASDAQ   Storm Lake     IA          12         09/20/93  SAIF            Regular
CATB     Catskill Financial Corp.          NASDAQ   Catskill       NY           4         04/18/96  BIF             Regular
CBCI     Calumet Bancorp Inc.              NASDAQ   Dolton         IL           5         02/20/92  SAIF            Regular
CBES     CBES Bancorp Inc.                 NASDAQ   Excelsior Spr  MO           2         09/30/96  SAIF            Regular
CBK      Citizens First Financial Corp.    AMSE     Bloomington    IL           7         05/01/96  SAIF            Regular
CBSA     Coastal Bancorp Inc.              NASDAQ   Houston        TX          37              NA   SAIF            Not Avail.
CBSB     Charter Financial Inc.            NASDAQ   Sparta         IL           8         12/29/95  SAIF            Not Avail.
CCFH     CCF Holding Company               NASDAQ   Jonesboro      GA           5         07/12/95  SAIF            Regular
CEBK     Central Co-operative Bank         NASDAQ   Somerville     MA           8         10/24/86  BIF             Regular
CENB     Century Bancorp Inc.              NASDAQ   Thomasville    NC           1         12/23/96  SAIF            Regular
CENF     CENFED Financial Corp.            NASDAQ   Pasadena       CA          18         10/25/91  SAIF            Regular
CFB      Commercial Federal Corp.          NYSE     Omaha          NE         108         12/31/84  SAIF            Regular
CFBC     Community First Banking Co.       NASDAQ   Carrollton     GA          12         07/01/97  SAIF            Regular
CFCP     Coastal Financial Corp.           NASDAQ   Myrtle Beach   SC           9         09/26/90  SAIF            Regular
CFFC     Community Financial Corp.         NASDAQ   Staunton       VA           4         03/30/88  SAIF            Regular
CFNC     Carolina Fincorp Inc.             NASDAQ   Rockingham     NC           4         11/25/96  SAIF            Regular
CFSB     CFSB Bancorp Inc.                 NASDAQ   Lansing        MI          17         06/22/90  SAIF            Regular
CFTP     Community Federal Bancorp         NASDAQ   Tupelo         MS           2         03/26/96  SAIF            Regular
CFX      CFX Corp.                         AMSE     Keene          NH          43         02/12/87  BIF             Regular
CIBI     Community Investors Bancorp       NASDAQ   Bucyrus        OH           3         02/07/95  SAIF            Regular
CKFB     CKF Bancorp Inc.                  NASDAQ   Danville       KY           1         01/04/95  SAIF            Regular
CLAS     Classic Bancshares Inc.           NASDAQ   Ashland        KY           3         12/29/95  SAIF            Regular


Exhibit 5
Selected Data on all Public Thrifts

                                            Key Financial Data as of The Most Recent Quarter
                                           ---------------------------------------------------------

                                               Total        Loans/     Loans/    Deposits/ Borrowings/
                                               Assets      Deposits    Assets     Assets      Assets
 Ticker            Short Name                  ($000)        (%)        (%)        (%)        (%)
 ------            ----------                  ------        ---        ---        ---        ---
%CAL     California Federal Bank, a FSB      30,876,284     124.48      67.16      53.95       34.54
%CCMD    Chevy Chase Bank, FSB                6,167,982      72.67      56.98      78.42       11.47
AABC     Access Anytime Bancorp Inc.            105,639      57.86      52.34      90.46        0.00
AADV     Advantage Bancorp Inc.               1,037,462      85.13      55.04      64.66       23.95
ABBK     Abington Bancorp Inc.                  501,622      98.39      61.89      62.91       28.88
ABCL     Alliance Bancorp Inc.                1,371,184     100.42      73.10      72.79       16.34
ABCW     Anchor BanCorp Wisconsin             1,954,749     114.73      78.89      68.76       22.93
AFBC     Advance Financial Bancorp              104,563     107.95      82.66      76.57        7.41
AFCB     Affiliated Community Bancorp         1,128,579     100.84      62.81      62.29       27.34
AFED     AFSALA Bancorp Inc.                    159,181       55.4      47.07      84.96        0.95
AFFFZ    America First Financial Fund         2,250,517      77.99      68.13      87.36        3.45
AHCI     Ambanc Holding Co.                     484,979      83.26      55.99      67.25       18.11
AHM      Ahmanson & Company (H.F.)           46,799,157      95.74      66.38      69.33       22.60
ALBC     Albion Banc Corp.                       68,628      93.78      71.50      76.24       13.50
ALBK     ALBANK Financial Corp.               3,716,954      91.51      73.09      79.87        6.42
AMFC     AMB Financial Corp.                    103,388     102.43      73.06      71.33       13.06
ANA      Acadiana Bancshares Inc.               267,000     104.30      74.02      70.97       10.96
ANDB     Andover Bancorp Inc.                 1,280,601     101.82      73.43      72.12       19.02
ANE      Alliance Bncorp of New England         241,918      69.22      62.45      90.22        1.98
ASBI     Ameriana Bancorp                       393,028      92.69      75.86      81.84        4.87
ASBP     ASB Financial Corp.                    112,449      86.15      68.38      79.37        3.00
ASFC     Astoria Financial Corp.              7,904,363      73.81      42.58      57.69       33.36
ATSB     AmTrust Capital Corp.                   69,685     102.96      71.52      69.47       18.78
AVND     Avondale Financial Corp.               596,918      87.83      58.34      66.42       23.66
BANC     BankAtlantic Bancorp Inc.            2,844,996     112.94      70.00      61.98       26.55
BDJI     First Federal Bancorporation           111,492      65.08      48.45      74.45       12.76
BFD      BostonFed Bancorp Inc.                 960,704     137.81      81.79      59.35       31.22
BFFC     Big Foot Financial Corp.               215,162      79.91      45.31      56.70       23.98
BFSB     Bedford Bancshares Inc.                135,455     116.16      85.79      73.86       10.70
BKC      American Bank of Connecticut           609,923      78.72      58.18      73.91       16.64
BKCT     Bancorp Connecticut Inc.               423,800      84.57      62.07      73.40       15.12
BKUNA    BankUnited Financial Corp.           1,807,192     135.29      82.42      60.92       24.75
BNKU     Bank United Corp.                   11,967,072     172.16      75.49      43.85       46.14
BPLS     Bank Plus Corp.                      3,920,257         NA         NA      71.48       23.25
BSBC     Branford Savings Bank                  182,868      75.19      66.15      87.98        1.09
BTHL     Bethel Bancorp                         218,187     114.79      77.14      67.20       22.23
BVCC     Bay View Capital Corp.               3,162,207     149.10      76.58      51.36       41.71
BWFC     Bank West Financial Corp.              164,854     112.88      72.01      63.80       21.23
BYFC     Broadway Financial Corp.               122,245      91.92      80.87      87.98        0.00
CAFI     Camco Financial Corp.                  489,833     111.65      84.57      75.75       13.35
CAPS     Capital Savings Bancorp Inc.           242,259     113.43      80.07      70.58       18.58
CASB     Cascade Financial Corp.                426,451     118.27      84.10      71.11       19.76
CASH     First Midwest Financial Inc.           404,589     104.43      63.53      60.83       27.71
CATB     Catskill Financial Corp.               289,619      62.83      43.58      69.37        3.93
CBCI     Calumet Bancorp Inc.                   488,346     111.75      79.08      70.76       10.89
CBES     CBES Bancorp Inc.                      106,635     126.14      90.59      71.82        9.14
CBK      Citizens First Financial Corp.         277,962     119.28      83.77      70.23       15.16
CBSA     Coastal Bancorp Inc.                 2,929,560      93.80      44.58      47.52       46.99
CBSB     Charter Financial Inc.                 393,268     106.54      74.28      69.72       14.83
CCFH     CCF Holding Company                    100,801     105.60      81.76      77.42        9.72
CEBK     Central Co-operative Bank              344,420      88.08      68.13      77.36       11.90
CENB     Century Bancorp Inc.                   100,937      93.44      64.56      69.09        0.00
CENF     CENFED Financial Corp.               2,304,678     101.07      69.17      68.44       25.10
CFB      Commercial Federal Corp.             7,207,143     125.38      74.09      59.09       33.07
CFBC     Community First Banking Co.            394,570      94.04      75.08      79.84        1.72
CFCP     Coastal Financial Corp.                494,003     120.08      84.38      70.27       21.73
CFFC     Community Financial Corp.              183,278     126.26      88.35      69.97       15.82
CFNC     Carolina Fincorp Inc.                  114,069      93.98      71.26      75.82        0.00
CFSB     CFSB Bancorp Inc.                      859,962     136.97      88.52      64.63       25.98
CFTP     Community Federal Bancorp              215,953      95.52      59.24      62.02        8.47
CFX      CFX Corp.                            2,821,182     100.34      68.85      68.61       21.74
CIBI     Community Investors Bancorp             94,328     107.50      84.42      78.53        9.05
CKFB     CKF Bancorp Inc.                        59,868     129.49      92.32      71.29        3.71
CLAS     Classic Bancshares Inc.                130,525      87.73      66.61      75.93        8.41

                                                                    Page 2 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------------------------------------------------------------------
                                                                                                    Deposit
                                                                             Number                Insurance
                                                                              of                    Agency         Conversion
 Ticker            Short Name              Exchange     City      State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----      -----      -------      -------------------         ----
CMRN     Cameron Financial Corp            NASDAQ   Cameron        MO           3         04/03/95  SAIF            Regular
CMSB     Commonwealth Bancorp Inc.         NASDAQ   Norristown     PA          56         06/17/96  SAIF            Not Avail.
CMSV     Community Savings Bnkshrs(MHC)    NASDAQ   North Palm Be  FL          20         10/24/94  SAIF            Mutual HC
CNIT     CENIT Bancorp Inc.                NASDAQ   Norfolk        VA          19         08/06/92  SAIF            Regular
CNSB     CNS Bancorp Inc.                  NASDAQ   Jefferson Cit  MO           5         06/12/96  SAIF            Regular
CNY      Carver Bancorp Inc.               AMSE     New York       NY           7         10/25/94  SAIF            Regular
COFI     Charter One Financial             NASDAQ   Cleveland      OH         221         01/22/88  SAIF            Regular
CONE     Conestoga Bancorp, Inc.           NASDAQ   Roslyn         NY           8         03/30/94  SAIF            Regular
COOP     Cooperative Bankshares Inc.       NASDAQ   Wilmington     NC          16         08/21/91  SAIF            Regular
CRZY     Crazy Woman Creek Bancorp         NASDAQ   Buffalo        WY           1         03/29/96  SAIF            Regular
CSA      Coast Savings Financial           NYSE     Los Angeles    CA          91         12/23/85  SAIF            Regular
CSBF     CSB Financial Group Inc.          NASDAQ   Centralia      IL           2         10/09/95  SAIF            Regular
CTZN     CitFed Bancorp Inc.               NASDAQ   Dayton         OH          35         01/23/92  SAIF            Regular
CVAL     Chester Valley Bancorp Inc.       NASDAQ   Downingtown    PA           7         03/27/87  SAIF            Regular
DCBI     Delphos Citizens Bancorp Inc.     NASDAQ   Delphos        OH           1         11/21/96  SAIF            Regular
DIBK     Dime Financial Corp.              NASDAQ   Wallingford    CT          11         07/09/86  BIF             Regular
DIME     Dime Community Bancorp Inc.       NASDAQ   Brooklyn       NY          15         06/26/96  BIF             Regular
DME      Dime Bancorp Inc.                 NYSE     New York       NY          91         08/19/86  BIF             Regular
DNFC     D & N Financial Corp.             NASDAQ   Hancock        MI          37         02/13/85  SAIF            Regular
DSL      Downey Financial Corp.            NYSE     Newport Beach  CA          85         01/01/71  SAIF            Not Avail.
EBSI     Eagle Bancshares                  NASDAQ   Tucker         GA          14         04/01/86  SAIF            Regular
EFBC     Empire Federal Bancorp Inc.       NASDAQ   Livingston     MT           3         01/27/97  SAIF            Regular
EFBI     Enterprise Federal Bancorp        NASDAQ   West Chester   OH           5         10/17/94  SAIF            Regular
EGFC     Eagle Financial Corp.             NASDAQ   Bristol        CT          30         02/03/87  SAIF            Regular
EGLB     Eagle BancGroup Inc.              NASDAQ   Bloomington    IL           3         07/01/96  SAIF            Regular
EIRE     Emerald Isle Bancorp Inc.         NASDAQ   Quincy         MA           9         09/08/86  BIF             Regular
EMLD     Emerald Financial Corp.           NASDAQ   Strongsville   OH          14              NA   SAIF            Regular
EQSB     Equitable Federal Savings Bank    NASDAQ   Wheaton        MD           4         09/10/93  SAIF            Supervisory
ESBK     Elmira Savings Bank (The)         NASDAQ   Elmira         NY           6         03/01/85  BIF             Regular
ESX      Essex Bancorp Inc.                AMSE     Norfolk        VA           4         07/18/90  SAIF            Not Avail.
ETFS     East Texas Financial Services     NASDAQ   Tyler          TX           2         01/10/95  SAIF            Regular
FAB      FirstFed America Bancorp Inc.     AMSE     Swansea        MA          13         01/15/97  SAIF            Regular
FBBC     First Bell Bancorp Inc.           NASDAQ   Pittsburgh     PA           7         06/29/95  SAIF            Regular
FBCI     Fidelity Bancorp Inc.             NASDAQ   Chicago        IL           5         12/15/93  SAIF            Regular
FBCV     1ST Bancorp                       NASDAQ   Vincennes      IN           2         04/07/87  SAIF            Regular
FBER     1st Bergen Bancorp                NASDAQ   Wood-Ridge     NJ           4         04/01/96  SAIF            Regular
FBHC     Fort Bend Holding Corp.           NASDAQ   Rosenberg      TX           6         06/30/93  SAIF            Regular
FBNW     FirstBank Corp.                   NASDAQ   Lewiston       ID           5         07/02/97  SAIF            Regular
FBSI     First Bancshares Inc.             NASDAQ   Mountain Grov  MO           6         12/22/93  SAIF            Regular
FCB      Falmouth Bancorp Inc.             AMSE     Falmouth       MA           2         03/28/96  BIF             Regular
FCBF     FCB Financial Corp.               NASDAQ   Oshkosh        WI          13         09/24/93  SAIF            Regular
FCME     First Coastal Corp.               NASDAQ   Westbrook      ME           7              NA   BIF             Not Avail.
FDEF     First Defiance Financial          NASDAQ   Defiance       OH          10         10/02/95  SAIF            Not Avail.
FED      FirstFed Financial Corp.          NYSE     Santa Monica   CA          24         12/16/83  SAIF            Regular
FESX     First Essex Bancorp Inc.          NASDAQ   Andover        MA          15         08/04/87  BIF             Regular
FFBA     First Colorado Bancorp Inc.       NASDAQ   Lakewood       CO          27         01/02/96  SAIF            Not Avail.
FFBH     First Federal Bancshares of AR    NASDAQ   Harrison       AR          13         05/03/96  SAIF            Regular
FFBI     First Financial Bancorp Inc.      NASDAQ   Belvidere      IL           2         10/04/93  SAIF            Regular
FFBS     FFBS BanCorp Inc.                 NASDAQ   Columbus       MS           3         07/01/93  SAIF            Regular
FFBZ     First Federal Bancorp Inc.        NASDAQ   Zanesville     OH           6         07/13/92  SAIF            Regular
FFCH     First Financial Holdings Inc.     NASDAQ   Charleston     SC          34         11/10/83  SAIF            Regular
FFDB     FirstFed Bancorp Inc.             NASDAQ   Bessemer       AL           8         11/19/91  SAIF            Regular
FFDF     FFD Financial Corp.               NASDAQ   Dover          OH           1         04/03/96  SAIF            Regular
FFED     Fidelity Federal Bancorp          NASDAQ   Evansville     IN           4         08/31/87  SAIF            Regular
FFES     First Federal of East Hartford    NASDAQ   East Hartford  CT          12         06/23/87  SAIF            Regular
FFFC     FFVA Financial Corp.              NASDAQ   Lynchburg      VA          12         10/12/94  SAIF            Regular
FFFD     North Central Bancshares Inc.     NASDAQ   Fort Dodge     IA           4         03/21/96  SAIF            Not Avail.
FFFL     Fidelity Bankshares Inc. (MHC)    NASDAQ   West Palm Bea  FL          20         01/07/94  SAIF            Mutual HC
FFHH     FSF Financial Corp.               NASDAQ   Hutchinson     MN          11         10/07/94  SAIF            Regular
FFHS     First Franklin Corp.              NASDAQ   Cincinnati     OH           7         01/26/88  SAIF            Regular
FFIC     Flushing Financial Corp.          NASDAQ   Flushing       NY           7         11/21/95  BIF             Regular
FFKY     First Federal Financial Corp.     NASDAQ   Elizabethtown  KY           8         07/15/87  SAIF            Regular
FFLC     FFLC Bancorp Inc.                 NASDAQ   Leesburg       FL           9         01/04/94  SAIF            Regular
FFOH     Fidelity Financial of Ohio        NASDAQ   Cincinnati     OH          12         03/04/96  SAIF            Not Avail.

                                                                    Page 2 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                                Key Financial Data as of The Most Recent Quarter
                                                ---------------------------------------------------------

                                                   Total        Loans/     Loans/    Deposits/ Borrowings/
                                                   Assets      Deposits    Assets     Assets      Assets
 Ticker            Short Name                      ($000)        (%)        (%)        (%)        (%)
 ------            ----------                      ------        ---        ---        ---        ---
CMRN     Cameron Financial Corp                     208,105     141.36      84.79      59.98       16.94
CMSB     Commonwealth Bancorp Inc.                2,278,099      84.24      56.52      67.10       20.97
CMSV     Community Savings Bnkshrs(MHC)             709,220      77.42      59.42      76.75        9.46
CNIT     CENIT Bancorp Inc.                         701,708      96.17      69.83      72.61       19.87
CNSB     CNS Bancorp Inc.                            97,411      93.03      69.68      74.91        0.00
CNY      Carver Bancorp Inc.                        415,561         NA         NA      64.93       25.92
COFI     Charter One Financial                   15,196,993     124.08      64.83      52.25       39.09
CONE     Conestoga Bancorp, Inc.                    494,348      28.70      23.21      80.86        2.02
COOP     Cooperative Bankshares Inc.                359,535      99.85      80.28      80.40       11.19
CRZY     Crazy Woman Creek Bancorp                   54,275      97.48      51.47      52.80       20.41
CSA      Coast Savings Financial                  9,040,413      95.45      68.05      71.30       22.00
CSBF     CSB Financial Group Inc.                    48,844      74.99      55.73      74.31        0.00
CTZN     CitFed Bancorp Inc.                      3,294,554     115.93      63.61      54.87       37.67
CVAL     Chester Valley Bancorp Inc.                322,321     101.43      82.46      81.30        9.10
DCBI     Delphos Citizens Bancorp Inc.              107,796     109.07      78.29      71.78        0.93
DIBK     Dime Financial Corp.                       921,510      47.95      41.24      86.00        4.83
DIME     Dime Community Bancorp Inc.              1,385,356      80.26      57.80      72.02       12.67
DME      Dime Bancorp Inc.                       19,413,397      94.41      65.13      68.98       23.69
DNFC     D & N Financial Corp.                    1,754,069     127.30      74.96      58.88       32.94
DSL      Downey Financial Corp.                   5,853,968     111.12      90.79      81.70       10.23
EBSI     Eagle Bancshares                           848,490     104.65      71.43      68.25       19.34
EFBC     Empire Federal Bancorp Inc.                108,566      66.68      40.36      60.52        0.92
EFBI     Enterprise Federal Bancorp                 275,620     131.75      69.93      53.08       34.47
EGFC     Eagle Financial Corp.                    2,097,179      84.24      54.36      64.53       24.86
EGLB     Eagle BancGroup Inc.                       172,160      94.94      72.65      76.52       10.89
EIRE     Emerald Isle Bancorp Inc.                  443,503      86.14      70.84      82.24       10.30
EMLD     Emerald Financial Corp.                    603,493      90.10      78.03      86.61        4.67
EQSB     Equitable Federal Savings Bank             308,197      87.64      69.79      79.63       14.44
ESBK     Elmira Savings Bank (The)                  228,268      84.47      76.74      90.85        1.97
ESX      Essex Bancorp Inc.                         190,085     108.75      83.53      76.81       14.24
ETFS     East Texas Financial Services              112,697      61.43      48.68      79.24        1.74
FAB      FirstFed America Bancorp Inc.            1,036,062     127.05      86.78      68.31       17.52
FBBC     First Bell Bancorp Inc.                    681,215     111.83      83.14      74.35       12.62
FBCI     Fidelity Bancorp Inc.                      497,862     120.18      78.08      64.97       22.78
FBCV     1ST Bancorp                                260,935     133.34      68.92      51.68       38.42
FBER     1st Bergen Bancorp                         284,739      57.55      43.56      75.69        9.60
FBHC     Fort Bend Holding Corp.                    319,414      55.74      46.96      84.24        5.05
FBNW     FirstBank Corp.                            154,143     112.69      82.01      72.78       17.92
FBSI     First Bancshares Inc.                      162,755     114.35      84.39      73.80       11.89
FCB      Falmouth Bancorp Inc.                       93,915      72.81      54.37      74.67        0.81
FCBF     FCB Financial Corp.                        522,991     128.34      77.68      60.53       21.90
FCME     First Coastal Corp.                        148,571      91.39      71.56      78.30       11.76
FDEF     First Defiance Financial                   574,364     113.58      75.94      66.86       12.63
FED      FirstFed Financial Corp.                 4,104,647     164.52      78.63      47.79       45.71
FESX     First Essex Bancorp Inc.                 1,209,698      98.35      60.22      61.23       29.32
FFBA     First Colorado Bancorp Inc.              1,512,605      98.08      74.50      75.95        8.92
FFBH     First Federal Bancshares of AR             547,119      94.30      77.74      82.44        1.83
FFBI     First Financial Bancorp Inc.                84,531      79.68      64.59      81.07        9.11
FFBS     FFBS BanCorp Inc.                          134,952      90.62      71.00      78.35        3.41
FFBZ     First Federal Bancorp Inc.                 201,262     134.02      85.95      64.13       27.55
FFCH     First Financial Holdings Inc.            1,712,931     132.53      82.73      62.42       29.09
FFDB     FirstFed Bancorp Inc.                      176,464      78.49      70.03      89.21        0.57
FFDF     FFD Financial Corp.                         88,220     103.14      66.97      64.93        9.39
FFED     Fidelity Federal Bancorp                   235,336     110.50      84.36      76.35       16.04
FFES     First Federal of East Hartford             987,416      32.97      19.07      57.83       34.97
FFFC     FFVA Financial Corp.                       567,266      79.70      58.15      72.96       13.05
FFFD     North Central Bancshares Inc.              215,133     131.59      85.18      64.73       11.88
FFFL     Fidelity Bankshares Inc. (MHC)             999,289      94.64      73.83      78.01       11.51
FFHH     FSF Financial Corp.                        388,135     125.55      67.36      53.65       34.48
FFHS     First Franklin Corp.                       231,189      75.46      66.30      87.86        2.64
FFIC     Flushing Financial Corp.                   960,130      89.51      59.99      67.02       17.19
FFKY     First Federal Financial Corp.              382,585     117.81      87.74      74.48       10.84
FFLC     FFLC Bancorp Inc.                          383,382      96.21      77.13      80.17        5.22
FFOH     Fidelity Financial of Ohio                 528,704     104.81      83.82      79.97        6.26

                                                                   Page 3 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------------------------------------------------------------------
                                                                                                    Deposit
                                                                             Number                Insurance
                                                                              of                    Agency         Conversion
 Ticker            Short Name              Exchange     City      State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----      -----      -------      -------------------         ----
FFPB     First Palm Beach Bancorp Inc.     NASDAQ   West Palm Bea  FL          47         09/29/93  SAIF            Regular
FFSL     First Independence Corp.          NASDAQ   Independence   KS           2         10/08/93  SAIF            Regular
FFSX     First Fed SB of Siouxland(MHC)    NASDAQ   Sioux City     IA          13         07/13/92  SAIF            Mutual HC
FFWC     FFW Corp.                         NASDAQ   Wabash         IN           4         04/05/93  SAIF            Regular
FFWD     Wood Bancorp Inc.                 NASDAQ   Bowling Green  OH           7         08/31/93  SAIF            Regular
FFYF     FFY Financial Corp.               NASDAQ   Youngstown     OH          10         06/28/93  SAIF            Regular
FGHC     First Georgia Holding Inc.        NASDAQ   Brunswick      GA           7         02/11/87  SAIF            Regular
FIBC     Financial Bancorp Inc.            NASDAQ   Long Island C  NY           5         08/17/94  SAIF            Regular
FISB     First Indiana Corporation         NASDAQ   Indianapolis   IN          26         08/02/83  SAIF            Regular
FKFS     First Keystone Financial          NASDAQ   Media          PA           5         01/26/95  SAIF            Regular
FKKY     Frankfort First Bancorp Inc.      NASDAQ   Frankfort      KY           3         07/10/95  SAIF            Regular
FLAG     FLAG Financial Corp.              NASDAQ   LaGrange       GA           4         12/11/86  SAIF            Regular
FLFC     First Liberty Financial Corp.     NASDAQ   Macon          GA          31         12/06/83  SAIF            Regular
FLGS     Flagstar Bancorp Inc.             NASDAQ   Bloomfield Hi  MI          19              NA   SAIF            Not Avail.
FLKY     First Lancaster Bancshares        NASDAQ   Lancaster      KY           1         07/01/96  SAIF            Regular
FMBD     First Mutual Bancorp Inc.         NASDAQ   Decatur        IL          14         07/05/95  SAIF            Regular
FMCO     FMS Financial Corp.               NASDAQ   Burlington     NJ          20         12/14/88  SAIF            Regular
FMSB     First Mutual Savings Bank         NASDAQ   Bellevue       WA           8         12/17/85  BIF             Regular
FNGB     First Northern Capital Corp.      NASDAQ   Green Bay      WI          19         12/29/83  SAIF            Regular
FOBC     Fed One Bancorp                   NASDAQ   Wheeling       WV          11         01/19/95  SAIF            Not Avail.
FPRY     First Financial Bancorp           NASDAQ   Tallahassee    FL           6         03/29/88  SAIF            Regular
FSBI     Fidelity Bancorp Inc.             NASDAQ   Pittsburgh     PA           8         06/24/88  SAIF            Regular
FSFC     First Southeast Financial Corp    NASDAQ   Anderson       SC          13         10/08/93  SAIF            Regular
FSFF     First SecurityFed Financial       NASDAQ   Chicago        IL           5         10/31/97  SAIF            Regular
FSLA     First Savings Bank (MHC)          NASDAQ   Woodbridge     NJ          17         07/10/92  SAIF            Mutual HC
FSNJ     Bayonne Bancshares Inc.           NASDAQ   Bayonne        NJ           4         08/22/97  SAIF            Not Avail.
FSPG     First Home Bancorp Inc.           NASDAQ   Pennsville     NJ          10         04/20/87  SAIF            Regular
FSPT     FirstSpartan Financial Corp.      NASDAQ   Spartanburg    SC           7         07/09/97  SAIF            Regular
FSSB     First FS&LA of San Bernardino     NASDAQ   San Bernardin  CA           4         02/02/93  SAIF            Regular
FSTC     First Citizens Corp.              NASDAQ   Newnan         GA           9         03/01/86  SAIF            Regular
FTF      Texarkana First Financial Corp    AMSE     Texarkana      AR           5         07/07/95  SAIF            Regular
FTFC     First Federal Capital Corp.       NASDAQ   La Crosse      WI          49         11/02/89  SAIF            Regular
FTNB     Fulton Bancorp Inc.               NASDAQ   Fulton         MO           2         10/18/96  SAIF            Regular
FTSB     Fort Thomas Financial Corp.       NASDAQ   Fort Thomas    KY           2         06/28/95  SAIF            Regular
FWWB     First SB of Washington Bancorp    NASDAQ   Walla Walla    WA          20         11/01/95  SAIF            Regular
GAF      GA Financial Inc.                 AMSE     Pittsburgh     PA          13         03/26/96  SAIF            Regular
GBCI     Glacier Bancorp Inc.              NASDAQ   Kalispell      MT          18         03/30/84  SAIF            Regular
GDVS     Greater Delaware Valley (MHC)     NASDAQ   Broomall       PA           7         03/03/95  SAIF            Mutual HC
GDW      Golden West Financial             NYSE     Oakland        CA         249         05/29/59  SAIF            Not Avail.
GFCO     Glenway Financial Corp.           NASDAQ   Cincinnati     OH           5         11/30/90  SAIF            Regular
GFED     Guaranty Federal SB (MHC)         NASDAQ   Springfield    MO           4         04/10/95  SAIF            Mutual HC
GFSB     GFS Bancorp Inc.                  NASDAQ   Grinnell       IA           1         01/06/94  SAIF            Regular
GLMR     Gilmer Financial Svcs, Inc.       NASDAQ   Gilmer         TX           1         02/09/95  SAIF            Regular
GOSB     GSB Financial Corp.               NASDAQ   Goshen         NY           2         07/09/97  BIF             Regular
GPT      GreenPoint Financial Corp.        NYSE     New York       NY          74         01/28/94  BIF             Regular
GSB      Golden State Bancorp Inc.         NYSE     Glendale       CA         171         10/01/83  SAIF            Regular
GSBC     Great Southern Bancorp Inc.       NASDAQ   Springfield    MO          25         12/14/89  SAIF            Regular
GSFC     Green Street Financial Corp.      NASDAQ   Fayetteville   NC           3         04/04/96  SAIF            Regular
GSLA     GS Financial Corp.                NASDAQ   Metairie       LA           3         04/01/97  SAIF            Regular
GTFN     Great Financial Corp.             NASDAQ   Louisville     KY          43         03/31/94  SAIF            Regular
GTPS     Great American Bancorp            NASDAQ   Champaign      IL           3         06/30/95  SAIF            Regular
GUPB     GFSB Bancorp Inc.                 NASDAQ   Gallup         NA           1         06/30/95  SAIF            Regular
GWBC     Gateway Bancorp Inc.              NASDAQ   Catlettsburg   KY           2         01/18/95  SAIF            Regular
HALL     Hallmark Capital Corp.            NASDAQ   West Allis     WI           3         01/03/94  SAIF            Regular
HARB     Harbor Florida Bancorp (MHC)      NASDAQ   Fort Pierce    FL          23         01/06/94  SAIF            Mutual HC
HARL     Harleysville Savings Bank         NASDAQ   Harleysville   PA           4         08/04/87  SAIF            Regular
HARS     Harris Financial Inc. (MHC)       NASDAQ   Harrisburg     PA          33         01/25/94  SAIF            Mutual HC
HAVN     Haven Bancorp Inc.                NASDAQ   Woodhaven      NY          33         09/23/93  SAIF            Regular
HBBI     Home Building Bancorp             NASDAQ   Washington     IN           2         02/08/95  SAIF            Regular
HBEI     Home Bancorp of Elgin Inc.        NASDAQ   Elgin          IL           4         09/27/96  SAIF            Regular
HBFW     Home Bancorp                      NASDAQ   Fort Wayne     IN           9         03/30/95  SAIF            Regular
HBNK     Highland Federal Bank FSB         NASDAQ   Burbank        CA           7              NA   SAIF            Not Avail.
HBS      Haywood Bancshares Inc.           AMSE     Waynesville    NC           4         12/18/87  BIF             Not Avail.
HCBB     HCB Bancshares Inc.               NASDAQ   Camden         AR           7         05/07/97  SAIF            Regular

                                                                   Page 3 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                               Key Financial Data as of The Most Recent Quarter
                                               ---------------------------------------------------------

                                                  Total        Loans/     Loans/    Deposits/ Borrowings/
                                                  Assets      Deposits    Assets     Assets      Assets
 Ticker            Short Name                     ($000)        (%)        (%)        (%)        (%)
 ------            ----------                     ------        ---        ---        ---        ---
FFPB     First Palm Beach Bancorp Inc.           1,808,420      93.56      63.60      67.98       23.71
FFSL     First Independence Corp.                  112,523      98.69      66.85      67.75       21.06
FFSX     First Fed SB of Siouxland(MHC)            456,850     107.08      76.03      71.01       18.93
FFWC     FFW Corp.                                 181,468     104.83      66.40      63.34       25.79
FFWD     Wood Bancorp Inc.                         166,520     110.66      82.06      74.15       12.63
FFYF     FFY Financial Corp.                       610,974     103.79      76.28      73.50       10.83
FGHC     First Georgia Holding Inc.                156,383     105.35      85.03      80.71        8.85
FIBC     Financial Bancorp Inc.                    296,956      72.49      52.09      71.86       17.85
FISB     First Indiana Corporation               1,547,121     119.42      84.48      70.74       18.34
FKFS     First Keystone Financial                  373,430      85.34      52.08      61.03       26.78
FKKY     Frankfort First Bancorp Inc.              133,255     145.28      92.71      63.82       17.89
FLAG     FLAG Financial Corp.                      221,926      86.05      69.94      81.28        7.61
FLFC     First Liberty Financial Corp.           1,288,919      93.15      68.83      73.89       17.43
FLGS     Flagstar Bancorp Inc.                   2,033,260     178.76      88.94      49.75       35.36
FLKY     First Lancaster Bancshares                 47,184     190.54      90.69      47.59       21.02
FMBD     First Mutual Bancorp Inc.                 402,389      95.81      76.87      80.24        5.34
FMCO     FMS Financial Corp.                       554,925      65.42      56.01      85.61        6.84
FMSB     First Mutual Savings Bank                 451,120      96.72      79.01      81.69        9.94
FNGB     First Northern Capital Corp.              656,745     123.51      89.96      72.84       13.86
FOBC     Fed One Bancorp                           357,721      65.70      46.55      70.85       17.47
FPRY     First Financial Bancorp                   240,379      88.86      77.63      87.36        5.41
FSBI     Fidelity Bancorp Inc.                     363,302      74.48      48.92      65.69       23.44
FSFC     First Southeast Financial Corp            350,038      97.15      79.06      81.38        7.14
FSFF     First SecurityFed Financial               258,115      75.11      63.87      85.04        1.55
FSLA     First Savings Bank (MHC)                1,044,513      70.81      54.88      77.50       11.92
FSNJ     Bayonne Bancshares Inc.                   602,201      53.32      39.21      73.53       16.78
FSPG     First Home Bancorp Inc.                   525,092      87.30      53.80      61.63       31.09
FSPT     FirstSpartan Financial Corp.              482,314     110.82      79.38      71.62        0.00
FSSB     First FS&LA of San Bernardino             103,674      75.29      71.56      95.05        0.00
FSTC     First Citizens Corp.                      338,857      92.52      76.61      82.80        5.11
FTF      Texarkana First Financial Corp            171,358     103.60      84.72      81.78        0.91
FTFC     First Federal Capital Corp.             1,559,672     108.40      79.35      73.20       18.80
FTNB     Fulton Bancorp Inc.                       100,557     131.97      88.60      67.14        6.46
FTSB     Fort Thomas Financial Corp.                97,843     124.42      91.37      73.44        9.04
FWWB     First SB of Washington Bancorp          1,098,615     130.11      67.33      51.75       32.85
GAF      GA Financial Inc.                         802,304      66.62      37.94      56.94       24.98
GBCI     Glacier Bancorp Inc.                      573,968     119.73      72.40      60.47       27.16
GDVS     Greater Delaware Valley (MHC)             248,792      78.64      60.93      77.48       10.51
GDW      Golden West Financial                  39,228,359     135.94      83.98      61.78       29.67
GFCO     Glenway Financial Corp.                   293,245     108.40      85.03      78.44       10.76
GFED     Guaranty Federal SB (MHC)                 199,465     105.99      80.37      75.83        9.10
GFSB     GFS Bancorp Inc.                           94,496     130.67      85.38      65.34       21.64
GLMR     Gilmer Financial Svcs, Inc.                42,171      81.48      56.24      69.02       20.27
GOSB     GSB Financial Corp.                       154,649         NA         NA      62.41        0.00
GPT      GreenPoint Financial Corp.             13,093,985      77.96      65.70      84.28        2.22
GSB      Golden State Bancorp Inc.              16,432,304     131.08      74.49      56.83       35.00
GSBC     Great Southern Bancorp Inc.               727,533     128.87      85.30      66.19       24.11
GSFC     Green Street Financial Corp.              177,962     114.47      72.46      63.30        0.00
GSLA     GS Financial Corp.                        131,071      85.99      36.77      42.76       13.00
GTFN     Great Financial Corp.                   2,893,505     103.64      68.74      66.33       21.96
GTPS     Great American Bancorp                    139,568     100.56      78.95      78.51        0.00
GUPB     GFSB Bancorp Inc.                          93,793      90.48      55.83      61.70       22.32
GWBC     Gateway Bancorp Inc.                       63,828      45.52      33.04      72.57        0.00
HALL     Hallmark Capital Corp.                    418,467     100.96      67.84      67.20       23.56
HARB     Harbor Florida Bancorp (MHC)            1,131,024      92.82      74.81      80.60        8.88
HARL     Harleysville Savings Bank                 345,239      90.01      71.38      79.30       13.43
HARS     Harris Financial Inc. (MHC)             2,110,299      79.99      42.76      53.46       37.26
HAVN     Haven Bancorp Inc.                      1,833,284      81.37      58.16      71.48       21.31
HBBI     Home Building Bancorp                      41,746      90.93      68.65      75.50        9.58
HBEI     Home Bancorp of Elgin Inc.                342,518     119.21      85.28      71.53        0.00
HBFW     Home Bancorp                              334,862      95.19      81.78      85.92        0.00
HBNK     Highland Federal Bank FSB                 515,990     120.29      80.59      66.99       23.84
HBS      Haywood Bancshares Inc.                   152,796      97.44      75.44      77.42        6.87
HCBB     HCB Bancshares Inc.                       200,365      66.22      49.98      75.47        5.19

                                                                   Page 4 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------------------------------------------------------------------
                                                                                                    Deposit
                                                                             Number                Insurance
                                                                              of                    Agency         Conversion
 Ticker            Short Name              Exchange     City      State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----      -----      -------      -------------------         ----
HCFC     Home City Financial Corp.         NASDAQ   Springfield    OH           1         12/30/96  SAIF            Regular
HEMT     HF Bancorp Inc.                   NASDAQ   Hemet          CA          19         06/30/95  SAIF            Regular
HFFB     Harrodsburg First Fin Bancorp     NASDAQ   Harrodsburg    KY           2         10/04/95  SAIF            Regular
HFFC     HF Financial Corp.                NASDAQ   Sioux Falls    SD          19         04/08/92  SAIF            Regular
HFGI     Harrington Financial Group        NASDAQ   Richmond       IN           4              NA   SAIF            Not Avail.
HFNC     HFNC Financial Corp.              NASDAQ   Charlotte      NC          10         12/29/95  SAIF            Regular
HFSA     Hardin Bancorp Inc.               NASDAQ   Hardin         MO           3         09/29/95  SAIF            Regular
HHFC     Harvest Home Financial Corp.      NASDAQ   Cheviot        OH           3         10/10/94  SAIF            Regular
HIFS     Hingham Instit. for Savings       NASDAQ   Hingham        MA           5         12/20/88  BIF             Regular
HMCI     HomeCorp Inc.                     NASDAQ   Rockford       IL           9         06/22/90  SAIF            Regular
HMLK     Hemlock Federal Financial Corp    NASDAQ   Oak Forest     IL           3         04/02/97  SAIF            Regular
HMNF     HMN Financial Inc.                NASDAQ   Spring Valley  MN           7         06/30/94  SAIF            Regular
HOMF     Home Federal Bancorp              NASDAQ   Seymour        IN          16         01/23/88  SAIF            Regular
HPBC     Home Port Bancorp Inc.            NASDAQ   Nantucket      MA           2         08/25/88  BIF             Regular
HRBF     Harbor Federal Bancorp Inc.       NASDAQ   Baltimore      MD           9         08/12/94  SAIF            Regular
HRZB     Horizon Financial Corp.           NASDAQ   Bellingham     WA          12         08/01/86  BIF             Regular
HTHR     Hawthorne Financial Corp.         NASDAQ   El Segundo     CA           6              NA   SAIF            Not Avail.
HWEN     Home Financial Bancorp            NASDAQ   Spencer        IN           1         07/02/96  SAIF            Regular
HZFS     Horizon Financial Svcs Corp.      NASDAQ   Oskaloosa      IA           3         06/30/94  SAIF            Regular
IBSF     IBS Financial Corp.               NASDAQ   Cherry Hill    NJ          10         10/13/94  SAIF            Regular
IFSB     Independence Federal Svgs Bank    NASDAQ   Washington     DC           2         06/06/85  SAIF            Regular
INBI     Industrial Bancorp Inc.           NASDAQ   Bellevue       OH          10         08/01/95  SAIF            Regular
INCB     Indiana Community Bank SB         NASDAQ   Lebanon        IN           4         12/15/94  SAIF            Regular
IPSW     Ipswich Savings Bank              NASDAQ   Ipswich        MA           6         05/26/93  BIF             Regular
ISBF     ISB Financial Corp.               NASDAQ   New Iberia     LA          28         04/07/95  SAIF            Regular
ITLA     ITLA Capital Corp.                NASDAQ   La Jolla       CA           6         10/24/95  BIF             Not Avail.
IWBK     InterWest Bancorp Inc.            NASDAQ   Oak Harbor     WA          39              NA   SAIF            Not Avail.
JOAC     Joachim Bancorp Inc.              NASDAQ   De Soto        MO           1         12/28/95  SAIF            Regular
JSB      JSB Financial Inc.                NYSE     Lynbrook       NY          13         06/27/90  BIF             Regular
JSBA     Jefferson Savings Bancorp         NASDAQ   Ballwin        MO          32         04/08/93  SAIF            Regular
JXSB     Jacksonville Savings Bk (MHC)     NASDAQ   Jacksonville   IL           4         04/21/95  SAIF            Mutual HC
JXVL     Jacksonville Bancorp Inc.         NASDAQ   Jacksonville   TX           6         04/01/96  SAIF            Not Avail.
KFBI     Klamath First Bancorp             NASDAQ   Klamath Falls  OR          33         10/05/95  SAIF            Regular
KNK      Kankakee Bancorp Inc.             AMSE     Kankakee       IL           9         01/06/93  SAIF            Regular
KSAV     KS Bancorp Inc.                   NASDAQ   Kenly          NC           4         12/30/93  SAIF            Regular
KSBK     KSB Bancorp Inc.                  NASDAQ   Kingfield      ME           8         06/24/93  BIF             Regular
KYF      Kentucky First Bancorp Inc.       AMSE     Cynthiana      KY           2         08/29/95  SAIF            Regular
LARK     Landmark Bancshares Inc.          NASDAQ   Dodge City     KS           5         03/28/94  SAIF            Regular
LARL     Laurel Capital Group Inc.         NASDAQ   Allison Park   PA           6         02/20/87  SAIF            Regular
LFBI     Little Falls Bancorp Inc.         NASDAQ   Little Falls   NJ           6         01/05/96  SAIF            Regular
LFCO     Life Financial Corp.              NASDAQ   Riverside      CA           5              NA   SAIF            Not Avail.
LFED     Leeds Federal Savings Bk (MHC)    NASDAQ   Baltimore      MD           1         05/02/94  SAIF            Mutual HC
LIFB     Life Bancorp Inc.                 NASDAQ   Norfolk        VA          21         10/11/94  SAIF            Regular
LISB     Long Island Bancorp Inc.          NASDAQ   Melville       NY          35         04/18/94  SAIF            Regular
LOGN     Logansport Financial Corp.        NASDAQ   Logansport     IN           1         06/14/95  SAIF            Regular
LONF     London Financial Corporation      NASDAQ   London         OH           1         04/01/96  SAIF            Regular
LSBI     LSB Financial Corp.               NASDAQ   Lafayette      IN           4         02/03/95  BIF             Regular
LSBX     Lawrence Savings Bank             NASDAQ   North Andover  MA           5         05/02/86  BIF             Regular
LVSB     Lakeview Financial                NASDAQ   Paterson       NJ           8         12/22/93  SAIF            Regular
LXMO     Lexington B&L Financial Corp.     NASDAQ   Lexington      MO           1         06/06/96  SAIF            Regular
MAFB     MAF Bancorp Inc.                  NASDAQ   Clarendon Hil  IL          21         01/12/90  SAIF            Regular
MARN     Marion Capital Holdings           NASDAQ   Marion         IN           2         03/18/93  SAIF            Regular
MASB     MASSBANK Corp.                    NASDAQ   Reading        MA          15         05/28/86  BIF             Regular
MBB      MSB Bancorp Inc.                  AMSE     Goshen         NY          16         09/03/92  BIF             Regular
MBBC     Monterey Bay Bancorp Inc.         NASDAQ   Watsonville    CA           7         02/15/95  SAIF            Regular
MBLF     MBLA Financial Corp.              NASDAQ   Macon          MO           2         06/24/93  SAIF            Regular
MBSP     Mitchell Bancorp Inc.             NASDAQ   Spruce Pine    NC           1         07/12/96  SAIF            Regular
MCBN     Mid-Coast Bancorp Inc.            NASDAQ   Waldoboro      ME           2         11/02/89  SAIF            Regular
MCBS     Mid Continent Bancshares Inc.     NASDAQ   El Dorado      KS          10         06/27/94  SAIF            Regular
MDBK     Medford Savings Bank              NASDAQ   Medford        MA          16         03/18/86  BIF             Regular
MECH     Mechanics Savings Bank            NASDAQ   Hartford       CT          14         06/26/96  BIF             Regular
MERI     Meritrust Federal SB              NASDAQ   Thibodaux      LA           8              NA   SAIF            Not Avail.
METF     Metropolitan Financial Corp.      NASDAQ   Mayfield Heig  OH          15              NA   SAIF            Not Avail.
MFBC     MFB Corp.                         NASDAQ   Mishawaka      IN           5         03/25/94  SAIF            Regular

                                                                   Page 4 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                             ---------------------------------------------------------

                                                Total        Loans/     Loans/    Deposits/ Borrowings/
                                                Assets      Deposits    Assets     Assets      Assets
 Ticker            Short Name                   ($000)        (%)        (%)        (%)        (%)
 ------            ----------                   ------        ---        ---        ---        ---
HCFC     Home City Financial Corp.                70,110     116.70      85.94      73.64        6.15
HEMT     HF Bancorp Inc.                       1,050,377      61.99      50.58      81.59        9.04
HFFB     Harrodsburg First Fin Bancorp           108,949     102.71      73.91      71.96        0.00
HFFC     HF Financial Corp.                      574,889     103.03      77.89      75.59       11.78
HFGI     Harrington Financial Group              521,043      71.85      19.16      26.66       67.60
HFNC     HFNC Financial Corp.                    866,859     157.03      80.13      51.02       28.47
HFSA     Hardin Bancorp Inc.                     117,364      76.50      49.43      64.61       22.58
HHFC     Harvest Home Financial Corp.             87,596      79.16      51.58      65.15       22.43
HIFS     Hingham Instit. for Savings             216,240     104.75      77.07      73.58       15.82
HMCI     HomeCorp Inc.                           326,877      88.83      81.29      91.52        0.73
HMLK     Hemlock Federal Financial Corp          161,905      47.25      37.61      79.60        0.00
HMNF     HMN Financial Inc.                      568,847      97.51      62.86      64.46       19.69
HOMF     Home Federal Bancorp                    694,109     113.07      85.58      75.69       14.82
HPBC     Home Port Bancorp Inc.                  201,014     118.88      84.50      71.08       17.35
HRBF     Harbor Federal Bancorp Inc.             217,202      87.29      69.02      79.06        6.78
HRZB     Horizon Financial Corp.                 531,028      95.84      79.05      82.48        0.00
HTHR     Hawthorne Financial Corp.               891,163     100.52      87.57      87.11        5.90
HWEN     Home Financial Bancorp                   41,309     136.66      85.56      62.61       19.37
HZFS     Horizon Financial Svcs Corp.             87,784         NA         NA      64.12       25.16
IBSF     IBS Financial Corp.                     734,751      37.20      28.73      77.22        4.67
IFSB     Independence Federal Svgs Bank          258,460      79.51      61.17      76.93       15.03
INBI     Industrial Bancorp Inc.                 354,116     116.04      88.34      76.12        5.93
INCB     Indiana Community Bank SB                93,702      90.81      79.10      87.10        0.00
IPSW     Ipswich Savings Bank                    202,509      93.07      75.75      81.38       11.44
ISBF     ISB Financial Corp.                     947,107      79.96      65.57      82.00        4.99
ITLA     ITLA Capital Corp.                      901,555     103.22      84.31      81.68        6.82
IWBK     InterWest Bancorp Inc.                2,046,705      95.90      54.89      57.24       35.72
JOAC     Joachim Bancorp Inc.                     34,938      98.81      69.59      70.43        0.00
JSB      JSB Financial Inc.                    1,531,068      83.22      61.03      73.33        0.00
JSBA     Jefferson Savings Bancorp             1,292,021      91.00      75.80      83.29        6.75
JXSB     Jacksonville Savings Bk (MHC)           162,746      90.73      79.48      87.60        0.16
JXVL     Jacksonville Bancorp Inc.               226,182      91.84      75.36      82.06        0.88
KFBI     Klamath First Bancorp                   980,078      82.01      56.40      68.77       14.90
KNK      Kankakee Bancorp Inc.                   339,937      86.29      70.11      81.25        6.98
KSAV     KS Bancorp Inc.                         109,937     107.50      84.55      78.65        7.28
KSBK     KSB Bancorp Inc.                        149,657     107.81      77.38      71.77       19.43
KYF      Kentucky First Bancorp Inc.              88,089      90.77      56.42      62.15       20.17
LARK     Landmark Bancshares Inc.                228,100     107.40      67.53      62.87       21.98
LARL     Laurel Capital Group Inc.               209,980      85.38      70.26      82.29        5.26
LFBI     Little Falls Bancorp Inc.               324,425      64.60      45.05      69.74       18.03
LFCO     Life Financial Corp.                    294,102     141.11      76.69      54.35       24.32
LFED     Leeds Federal Savings Bk (MHC)          286,999      75.42      61.12      81.04        0.23
LIFB     Life Bancorp Inc.                     1,486,357      88.26      43.99      49.84       38.55
LISB     Long Island Bancorp Inc.              5,930,784      98.53      61.97      62.90       25.32
LOGN     Logansport Financial Corp.               85,801      99.17      71.36      71.96        6.41
LONF     London Financial Corporation             38,240     100.24      77.55      77.37        2.09
LSBI     LSB Financial Corp.                     200,266     130.80      88.50      67.66       23.32
LSBX     Lawrence Savings Bank                   352,980      62.22      44.27      71.15       18.13
LVSB     Lakeview Financial                      505,882      61.48      45.06      73.30       12.57
LXMO     Lexington B&L Financial Corp.            59,236     107.94      76.69      71.05        0.00
MAFB     MAF Bancorp Inc.                      3,370,587     115.74      78.85      68.12       22.38
MARN     Marion Capital Holdings                 179,822     127.59      85.56      67.05        8.06
MASB     MASSBANK Corp.                          932,757      32.71      28.79      88.01        0.10
MBB      MSB Bancorp Inc.                        773,991         NA         NA      88.38        0.04
MBBC     Monterey Bay Bancorp Inc.               409,663      83.42      64.53      77.36       10.58
MBLF     MBLA Financial Corp.                    224,013     124.51      57.97      46.56       40.09
MBSP     Mitchell Bancorp Inc.                    34,591     151.12      83.76      55.42        0.00
MCBN     Mid-Coast Bancorp Inc.                   61,473     112.85      81.70      72.40       18.61
MCBS     Mid Continent Bancshares Inc.           408,590      92.61      55.99      60.45       28.41
MDBK     Medford Savings Bank                  1,106,345      71.20      53.04      74.50       15.99
MECH     Mechanics Savings Bank                  830,741         NA         NA      78.36       10.35
MERI     Meritrust Federal SB                    233,311      58.22      52.50      90.19        0.00
METF     Metropolitan Financial Corp.            865,572      94.13      74.69      79.35       15.19
MFBC     MFB Corp.                               255,921     117.11      78.66      67.16       18.71

                                                                   Page 5 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------------------------------------------------------------------
                                                                                                    Deposit
                                                                             Number                Insurance
                                                                              of                    Agency         Conversion
 Ticker            Short Name              Exchange     City      State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----      -----      -------      -------------------         ----
MFCX     Marshalltown Financial Corp.      NASDAQ   Marshalltown   IA           3         03/31/94  SAIF            Regular
MFFC     Milton Federal Financial Corp.    NASDAQ   West Milton    OH           3         10/07/94  SAIF            Regular
MFLR     Mayflower Co-operative Bank       NASDAQ   Middleboro     MA           4         12/23/87  BIF             Regular
MFSL     Maryland Federal Bancorp          NASDAQ   Hyattsville    MD          26         06/02/87  SAIF            Regular
MIFC     Mid-Iowa Financial Corp.          NASDAQ   Newton         IA           7         10/14/92  SAIF            Regular
MIVI     Mississippi View Holding Co.      NASDAQ   Little Falls   MN           1         03/24/95  SAIF            Regular
MLBC     ML Bancorp Inc.                   NASDAQ   Villanova      PA          29         08/11/94  SAIF            Regular
MONT     Montgomery Financial Corp.        NASDAQ   Crawfordsvill  IN           4         07/01/97  SAIF            Not Avail.
MRKF     Market Financial Corp.            NASDAQ   Mount Healthy  OH           2         03/27/97  SAIF            Regular
MSBF     MSB Financial Inc.                NASDAQ   Marshall       MI           2         02/06/95  SAIF            Regular
MSBK     Mutual Savings Bank FSB           NASDAQ   Bay City       MI          22         07/17/92  SAIF            Regular
MWBI     Midwest Bancshares Inc.           NASDAQ   Burlington     IA           4         11/12/92  SAIF            Regular
MWBX     MetroWest Bank                    NASDAQ   Framingham     MA          12         10/10/86  BIF             Regular
MWFD     Midwest Federal Financial         NASDAQ   Baraboo        WI           9         07/08/92  SAIF            Regular
NASB     North American Savings Bank       NASDAQ   Grandview      MO           7         09/27/85  SAIF            Not Avail.
NBN      Northeast Bancorp                 AMSE     Auburn         ME          11         08/19/87  BIF             Regular
NBSI     North Bancshares Inc.             NASDAQ   Chicago        IL           2         12/21/93  SAIF            Regular
NEIB     Northeast Indiana Bancorp         NASDAQ   Huntington     IN           3         06/28/95  SAIF            Regular
NHTB     New Hampshire Thrift Bncshrs      NASDAQ   New London     NH          10         05/22/86  SAIF            Regular
NASB     NewMil Bancorp Inc.               NASDAQ   New Milford    CT          15         02/01/86  BIF             Regular
NSLB     NS&L Bancorp Inc.                 NASDAQ   Neosho         MO           2         06/08/95  SAIF            Regular
NSSB     Norwich Financial Corp.           NASDAQ   Norwich        CT          17         11/14/86  BIF             Regular
NSSY     NSS Bancorp Inc.                  NASDAQ   Norwalk        CT           8         06/16/94  BIF             Regular
NTMG     Nutmeg Federal S&LA               NASDAQ   Danbury        CT           3              NA   SAIF            Not Avail.
NWEQ     Northwest Equity Corp.            NASDAQ   Amery          WI           3         10/11/94  SAIF            Regular
NWSB     Northwest Savings Bank (MHC)      NASDAQ   Warren         PA          58         11/07/94  SAIF            Mutual HC
NYB      New York Bancorp Inc.             NYSE     Douglaston     NY          31         01/28/88  SAIF            Regular
OCFC     Ocean Financial Corp.             NASDAQ   Toms River     NJ          10         07/03/96  SAIF            Regular
OCN      Ocwen Financial Corp.             NYSE     West Palm Bea  FL           1              NA   SAIF            Not Avail.
OFCP     Ottawa Financial Corp.            NASDAQ   Holland        MI          26         08/19/94  SAIF            Regular
OHSL     OHSL Financial Corp.              NASDAQ   Cincinnati     OH           5         02/10/93  SAIF            Regular
OSFS     Ohio State Financial Services     NASDAQ   Bridgeport     OH           2         09/29/97  SAIF            Regular
OTFC     Oregon Trail Financial Corp.      NASDAQ   Baker City     OR           7         10/06/97  SAIF            Regular
PALM     Palfed Inc.                       NASDAQ   Aiken          SC          22         12/15/85  SAIF            Regular
PBCI     Pamrapo Bancorp Inc.              NASDAQ   Bayonne        NJ          10         11/14/89  SAIF            Regular
PBCT     People's Bank (MHC)               NASDAQ   Bridgeport     CT         111         07/06/88  BIF             Mutual HC
PBHC     Oswego City Savings Bk (MHC)      NASDAQ   Oswego         NY           5         11/16/95  BIF             Mutual HC
PBKB     People's Bancshares Inc.          NASDAQ   New Bedford    MA          14         10/30/86  BIF             Regular
PCBC     Perry County Financial Corp.      NASDAQ   Perryville     MO           1         02/13/95  SAIF            Regular
PDB      Piedmont Bancorp Inc.             AMSE     Hillsborough   NC           1         12/08/95  SAIF            Regular
PEEK     Peekskill Financial Corp.         NASDAQ   Peekskill      NY           3         12/29/95  SAIF            Regular
PERM     Permanent Bancorp Inc.            NASDAQ   Evansville     IN          12         04/04/94  SAIF            Regular
PERT     Perpetual Bank (MHC)              NASDAQ   Anderson       SC           6         10/26/93  SAIF            Mutual HC
PFDC     Peoples Bancorp                   NASDAQ   Auburn         IN           6         07/07/87  SAIF            Regular
PFED     Park Bancorp Inc.                 NASDAQ   Chicago        IL           3         08/12/96  SAIF            Regular
PFFB     PFF Bancorp Inc.                  NASDAQ   Pomona         CA          23         03/29/96  SAIF            Regular
PFFC     Peoples Financial Corp.           NASDAQ   Massillon      OH           2         09/13/96  SAIF            Regular
PFNC     Progress Financial Corp.          NASDAQ   Blue Bell      PA          10         07/18/83  SAIF            Regular
PFSB     PennFed Financial Services Inc    NASDAQ   West Orange    NJ          18         07/15/94  SAIF            Regular
PFSL     Pocahontas FS&LA (MHC)            NASDAQ   Pocahontas     AR           6         04/05/94  SAIF            Mutual HC
PHBK     Peoples Heritage Finl Group       NASDAQ   Portland       ME         135         12/04/86  BIF             Regular
PHFC     Pittsburgh Home Financial Corp    NASDAQ   Pittsburgh     PA           9         04/01/96  SAIF            Regular
PHSB     Peoples Home Savings Bk (MHC)     NASDAQ   Beaver Falls   PA           9         07/10/97  SAIF            Mutual HC
PKPS     Poughkeepsie Financial Corp.      NASDAQ   Poughkeepsie   NY          15         11/19/85  SAIF            Regular
PLSK     Pulaski Savings Bank (MHC)        NASDAQ   Springfield    NJ           6         04/03/97  SAIF            Mutual HC
PMFI     Perpetual Midwest Financial       NASDAQ   Cedar Rapids   IA           5         03/31/94  SAIF            Regular
PRBC     Prestige Bancorp Inc.             NASDAQ   Pleasant Hill  PA           4         06/27/96  SAIF            Regular
PROV     Provident Financial Holdings      NASDAQ   Riverside      CA          10         06/28/96  SAIF            Regular
PSBK     Progressive Bank Inc.             NASDAQ   Fishkill       NY          17         08/01/84  BIF             Regular
PSFC     Peoples-Sidney Financial Corp.    NASDAQ   Sidney         OH           1         04/28/97  SAIF            Regular
PSFI     PS Financial Inc.                 NASDAQ   Chicago        IL           1         11/27/96  SAIF            Regular
PTRS     Potters Financial Corp.           NASDAQ   East Liverpoo  OH           4         12/31/93  SAIF            Regular
PULB     Pulaski Bank, Svgs Bank (MHC)     NASDAQ   St. Louis      MO           5         05/11/94  SAIF            Mutual HC
PULS     Pulse Bancorp                     NASDAQ   South River    NJ           4         09/18/86  SAIF            Regular

                                                                   Page 5 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                             Key Financial Data as of The Most Recent Quarter
                                             ---------------------------------------------------------

                                                Total        Loans/     Loans/    Deposits/ Borrowings/
                                                Assets      Deposits    Assets     Assets      Assets
 Ticker            Short Name                   ($000)        (%)        (%)        (%)        (%)
 ------            ----------                   ------        ---        ---        ---        ---
MFCX     Marshalltown Financial Corp.            125,491      63.93      52.84      82.64        0.00
MFFC     Milton Federal Financial Corp.          209,958      89.59      60.94      68.03       18.85
MFLR     Mayflower Co-operative Bank             125,671      73.08      58.45      79.98        9.55
MFSL     Maryland Federal Bancorp              1,175,006     123.18      86.29      70.06       19.10
MIFC     Mid-Iowa Financial Corp.                125,541      81.26      52.80      64.98       24.29
MIVI     Mississippi View Holding Co.             68,546         NA         NA      80.51        0.00
MLBC     ML Bancorp Inc.                       2,315,784     103.95      44.90      43.20       46.94
MONT     Montgomery Financial Corp.              101,986     125.36      89.00      71.00        8.26
MRKF     Market Financial Corp.                   56,578      72.14      45.80      63.48        0.00
MSBF     MSB Financial Inc.                       77,014     169.02      92.01      54.44       27.61
MSBK     Mutual Savings Bank FSB                 654,127      76.84      47.13      61.34       30.57
MWBI     Midwest Bancshares Inc.                 149,850      86.57      61.14      70.62       21.69
MWBX     MetroWest Bank                          585,760      92.94      76.36      82.17        9.29
MWFD     Midwest Federal Financial               207,050      96.58      74.49      77.13       12.99
NASB     North American Savings Bank             736,585     125.19      86.56      69.14       22.12
NBN      Northeast Bancorp                       265,442      135.67      78.84     58.12       33.39
NBSI     North Bancshares Inc.                   122,081     104.73      62.73      59.90       23.84
NEIB     Northeast Indiana Bancorp               190,319     175.42      89.38      50.95       34.15
NHTB     New Hampshire Thrift Bncshrs            319,338      96.15      81.03      84.28        7.06
NASB     NewMil Bancorp Inc.                     317,407      61.12      53.59      87.69        1.26
NSLB     NS&L Bancorp Inc.                        59,711      75.61      55.74      73.72        5.02
NSSB     Norwich Financial Corp.                 700,860      82.33      69.88      84.88        2.23
NSSY     NSS Bancorp Inc.                        663,668     104.64      67.81      64.81       26.37
NTMG     Nutmeg Federal S&LA                     102,438     106.37      88.13      82.85        5.24
NWEQ     Northwest Equity Corp.                   96,954     127.25      82.18      64.58       23.09
NWSB     Northwest Savings Bank (MHC)          2,100,744      94.37      75.87      80.40        8.75
NYB      New York Bancorp Inc.                 3,244,200     121.06      62.85      51.92       38.65
OCFC     Ocean Financial Corp.                 1,489,220      78.83      51.12      64.85       19.31
OCN      Ocwen Financial Corp.                 3,069,300     105.40      67.68      64.22       15.78
OFCP     Ottawa Financial Corp.                  866,966     115.78      85.74      74.05       16.03
OHSL     OHSL Financial Corp.                    234,600      93.54      72.30      77.29       10.98
OSFS     Ohio State Financial Services            34,264      85.65      72.38      84.51        0.00
OTFC     Oregon Trail Financial Corp.            203,457      75.24      65.32      86.81        2.01
PALM     Palfed Inc.                             668,504      97.19      83.37      85.78        4.86
PBCI     Pamrapo Bancorp Inc.                    371,958      69.58      56.42      81.10        4.16
PBCT     People's Bank (MHC)                   7,731,200      91.68      66.58      72.62       16.48
PBHC     Oswego City Savings Bk (MHC)            193,005      73.80      59.68      80.87        6.40
PBKB     People's Bancshares Inc.                717,451     112.33      54.60      48.60       42.99
PCBC     Perry County Financial Corp.             81,105      21.97      16.44      74.83        5.55
PDB      Piedmont Bancorp Inc.                   126,544     123.82      83.07      67.08       15.45
PEEK     Peekskill Financial Corp.               182,560      34.84      25.27      72.53        0.00
PERM     Permanent Bancorp Inc.                  433,568      78.11      50.25      64.33       25.23
PERT     Perpetual Bank (MHC)                    256,211      90.61      68.28      75.36       10.93
PFDC     Peoples Bancorp                         287,564      95.85      79.92      83.38        0.99
PFED     Park Bancorp Inc.                       174,515      54.05      39.73      73.50        1.72
PFFB     PFF Bancorp Inc.                      2,615,466     110.35      72.31      65.53       22.97
PFFC     Peoples Financial Corp.                  86,486      84.64      60.45      71.43        0.00
PFNC     Progress Financial Corp.                436,746      93.16      69.39      74.48       14.56
PFSB     PennFed Financial Services Inc        1,363,950      99.59      71.19      71.48       20.29
PFSL     Pocahontas FS&LA (MHC)                  378,700     109.61      40.83      37.25       55.33
PHBK     Peoples Heritage Finl Group           6,056,083      95.41      67.25      70.48       19.35
PHFC     Pittsburgh Home Financial Corp          273,304     131.74      66.87      50.76       37.21
PHSB     Peoples Home Savings Bk (MHC)           206,426      58.33      49.11      84.19        1.51
PKPS     Poughkeepsie Financial Corp.            883,981     107.39      74.32      69.20       20.92
PLSK     Pulaski Savings Bank (MHC)              178,987      67.24      56.62      84.21        3.17
PMFI     Perpetual Midwest Financial             401,665     107.69      83.15      77.21       12.75
PRBC     Prestige Bancorp Inc.                   137,834     103.90      67.89      65.34       22.62
PROV     Provident Financial Holdings            640,634     110.09      89.88      81.64        2.94
PSBK     Progressive Bank Inc.                   884,617      72.86      65.94      90.51        0.00
PSFC     Peoples-Sidney Financial Corp.          102,835     120.18      89.29      74.29        0.00
PSFI     PS Financial Inc.                        85,698      86.24      41.58      48.21        9.92
PTRS     Potters Financial Corp.                 122,716      78.90      64.84      82.19        8.03
PULB     Pulaski Bank, Svgs Bank (MHC)           180,232      95.56      79.58      83.28        1.22
PULS     Pulse Bancorp                           526,016      31.55      24.65      78.14       12.87

                                                                   Page 6 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------------------------------------------------------------------
                                                                                                    Deposit
                                                                             Number                Insurance
                                                                              of                    Agency         Conversion
 Ticker            Short Name              Exchange     City      State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----      -----      -------      -------------------         ----
PVFC     PVF Capital Corp.                 NASDAQ   Bedford Heigh  OH           9         12/30/92  SAIF            Supervisory
PVSA     Parkvale Financial Corporation    NASDAQ   Monroeville    PA          29         07/16/87  SAIF            Regular
PWBC     PennFirst Bancorp Inc.            NASDAQ   Ellwood City   PA          11         06/13/90  SAIF            Regular
PWBK     Pennwood Bancorp Inc.             NASDAQ   Pittsburgh     PA           3         07/15/96  SAIF            Regular
QCBC     Quaker City Bancorp Inc.          NASDAQ   Whittier       CA           8         12/30/93  SAIF            Regular
QCFB     QCF Bancorp Inc.                  NASDAQ   Virginia       MN           2         04/03/95  SAIF            Regular
QCSB     Queens County Bancorp Inc.        NASDAQ   Flushing       NY          11         11/23/93  BIF             Regular
RARB     Raritan Bancorp Inc.              NASDAQ   Raritan        NJ           6         03/01/87  BIF             Regular
REDF     RedFed Bancorp Inc.               NASDAQ   Redlands       CA          14         04/08/94  SAIF            Regular
RELI     Reliance Bancshares Inc.          NASDAQ   Milwaukee      WI           1         04/19/96  SAIF            Regular
RELY     Reliance Bancorp Inc.             NASDAQ   Garden City    NY          30         03/31/94  SAIF            Regular
RIVR     River Valley Bancorp              NASDAQ   Madison        IN           6         12/20/96  SAIF            Regular
ROSE     TR Financial Corp.                NASDAQ   Garden City    NY          15         06/29/93  BIF             Regular
RSLN     Roslyn Bancorp Inc.               NASDAQ   Roslyn         NY           8         01/13/97  BIF             Regular
RVSB     Riverview Bancorp Inc.            NASDAQ   Camas          WA           9         10/26/93  SAIF            Regular
SBFL     SB of the Finger Lakes (MHC)      NASDAQ   Geneva         NY           5         11/11/94  SAIF            Mutual HC
SBOS     Boston Bancorp (The)              NASDAQ   South Boston   MA           7         11/09/83  BIF             Regular
SCBS     Southern Community Bancshares     NASDAQ   Cullman        AL           1         12/23/96  SAIF            Regular
SCCB     S. Carolina Community Bancshrs    NASDAQ   Winnsboro      SC           3         07/07/94  SAIF            Regular
SFED     SFS Bancorp Inc.                  NASDAQ   Schenectady    NY           4         06/30/95  SAIF            Regular
SFFC     StateFed Financial Corp.          NASDAQ   Des Moines     IA           2         01/05/94  SAIF            Regular
SFIN     Statewide Financial Corp.         NASDAQ   Jersey City    NJ          16         10/02/95  SAIF            Regular
SFNB     Security First Network Bank       NASDAQ   Atlanta        GA           1              NA   SAIF            Not Avail.
SFSB     SuburbFed Financial Corp.         NASDAQ   Flossmoor      IL          12         03/04/92  SAIF            Regular
SFSL     Security First Corp.              NASDAQ   Mayfield Heig  OH          14         01/22/88  SAIF            Regular
SGVB     SGV Bancorp Inc.                  NASDAQ   West Covina    CA           8         06/29/95  SAIF            Regular
SHEN     First Shenango Bancorp Inc.       NASDAQ   New Castle     PA           4         04/06/93  SAIF            Regular
SHSB     SHS Bancorp Inc.                  NASDAQ   Pittsburgh     PA           3         10/01/97  SAIF            Regular
SISB     SIS Bancorp Inc.                  NASDAQ   Springfield    MA          25         02/08/95  BIF             Regular
SKAN     Skaneateles Bancorp Inc.          NASDAQ   Skaneateles    NY           9         06/02/86  BIF             Regular
SKBO     First Carnegie Deposit (MHC)      NASDAQ   Carnegie       PA           3         04/04/97  SAIF            Mutual HC
SMBC     Southern Missouri Bancorp Inc.    NASDAQ   Poplar Bluff   MO           8         04/13/94  SAIF            Regular
SMFC     Sho-Me Financial Corp.            NASDAQ   Mt. Vernon     MO           8         07/01/94  SAIF            Regular
SOBI     Sobieski Bancorp Inc.             NASDAQ   South Bend     IN           3         03/31/95  SAIF            Regular
SOPN     First Savings Bancorp Inc.        NASDAQ   Southern Pine  NC           5         01/06/94  SAIF            Regular
SOSA     Somerset Savings Bank             NASDAQ   Somerville     MA           5         07/09/86  BIF             Regular
SPBC     St. Paul Bancorp Inc.             NASDAQ   Chicago        IL          52         05/18/87  SAIF            Regular
SRN      Southern Banc Co.                 AMSE     Gadsden        AL           4         10/05/95  SAIF            Regular
SSB      Scotland Bancorp Inc.             AMSE     Laurinburg     NC           2         04/01/96  SAIF            Regular
SSFC     South Street Financial Corp.      NASDAQ   Albemarle      NC           2         10/03/96  SAIF            Regular
SSM      Stone Street Bancorp Inc.         AMSE     Mocksville     NC           2         04/01/96  SAIF            Regular
STFR     St. Francis Capital Corp.         NASDAQ   Milwaukee      WI          23         06/21/93  SAIF            Regular
STSA     Sterling Financial Corp.          NASDAQ   Spokane        WA          41              NA   SAIF            Not Avail.
SVRN     Sovereign Bancorp Inc.            NASDAQ   Wyomissing     PA         150         08/12/86  SAIF            Regular
SWBI     Southwest Bancshares              NASDAQ   Hometown       IL           6         06/24/92  SAIF            Regular
SWCB     Sandwich Bancorp Inc.             NASDAQ   Sandwich       MA          11         07/25/86  BIF             Regular
SZB      SouthFirst Bancshares Inc.        AMSE     Sylacauga      AL           2         02/14/95  SAIF            Regular
THR      Three Rivers Financial Corp.      AMSE     Three Rivers   MI           4         08/24/95  SAIF            Regular
THRD     TF Financial Corporation          NASDAQ   Newtown        PA          14         07/13/94  SAIF            Regular
TPNZ     Tappan Zee Financial Inc.         NASDAQ   Tarrytown      NY           1         10/05/95  SAIF            Regular
TRIC     Tri-County Bancorp Inc.           NASDAQ   Torrington     WY           2         09/30/93  SAIF            Regular
TSBS     Peoples Bancorp Inc. (MHC)        NASDAQ   Lawrenceville  NJ          14         08/03/95  BIF             Mutual HC
TSH      Teche Holding Co.                 AMSE     Franklin       LA           9         04/19/95  SAIF            Regular
TWIN     Twin City Bancorp                 NASDAQ   Bristol        TN           3         01/04/95  SAIF            Regular
UBMT     United Financial Corp.            NASDAQ   Great Falls    MT           4         09/23/86  SAIF            Regular
UFRM     United Federal Savings Bank       NASDAQ   Rocky Mount    NC          13         07/01/80  SAIF            Regular
USAB     USABancshares, Inc.               NASDAQ   Philadelphia   PA           1              NA   BIF             Not Avail.
VABF     Virginia Beach Fed. Financial     NASDAQ   Virginia Beac  VA          14         11/01/80  SAIF            Not Avail.
VFFC     Virginia First Financial Corp.    NASDAQ   Petersburg     VA          24         01/01/78  SAIF            Not Avail.
WAMU     Washington Mutual Inc.            NASDAQ   Seattle        WA         914         03/11/83  BIF             Regular
WAYN     Wayne Svgs Community Bank(MHC)    NASDAQ   Wooster        OH           6         06/25/93  SAIF            Mutual HC
WBST     Webster Financial Corp.           NASDAQ   Waterbury      CT          84         12/12/86  SAIF            Regular
WCBI     Westco Bancorp                    NASDAQ   Westchester    IL           1         06/26/92  SAIF            Regular
WCFB     Webster City Federal SB (MHC)     NASDAQ   Webster City   IA           1         08/15/94  SAIF            Mutual HC

                                                                   Page 6 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                              Key Financial Data as of The Most Recent Quarter
                                              ---------------------------------------------------------

                                                 Total        Loans/     Loans/    Deposits/ Borrowings/
                                                 Assets      Deposits    Assets     Assets      Assets
 Ticker            Short Name                    ($000)        (%)        (%)        (%)        (%)
 ------            ----------                    ------        ---        ---        ---        ---
PVFC     PVF Capital Corp.                        383,278     113.83      93.49      82.13        8.58
PVSA     Parkvale Financial Corporation         1,005,440      83.81      74.64      89.06        2.17
PWBC     PennFirst Bancorp Inc.                   822,350      85.15      40.81      47.93       42.64
PWBK     Pennwood Bancorp Inc.                     47,645      79.26      60.79      76.69        3.06
QCBC     Quaker City Bancorp Inc.                 847,024     118.76      78.89      66.43       22.27
QCFB     QCF Bancorp Inc.                         158,192      62.15      41.07      66.09       13.43
QCSB     Queens County Bancorp Inc.             1,541,049     129.11      88.10      68.23       17.99
RARB     Raritan Bancorp Inc.                     407,262      77.95      64.29      82.48        8.62
REDF     RedFed Bancorp Inc.                      967,309         NA         NA      86.39        3.56
RELI     Reliance Bancshares Inc.                  46,987     153.59      57.86      37.67       12.86
RELY     Reliance Bancorp Inc.                  2,034,753      62.83      44.88      71.43       18.47
RIVR     River Valley Bancorp                     140,442      98.29      81.20      82.61        3.56
ROSE     TR Financial Corp.                     3,691,564      84.73      53.28      62.88       28.41
RSLN     Roslyn Bancorp Inc.                    3,474,150      49.04      26.48      54.00       26.44
RVSB     Riverview Bancorp Inc.                   282,247      83.91      56.04      66.79       11.53
SBFL     SB of the Finger Lakes (MHC)             227,970      57.88      46.64      80.59        9.08
SBOS     Boston Bancorp (The)                   1,715,070      24.42      19.25      78.85        7.61
SCBS     Southern Community Bancshares             70,370      75.43      58.98      78.19        0.00
SCCB     S. Carolina Community Bancshrs            46,598     106.54      77.79      73.02        0.00
SFED     SFS Bancorp Inc.                         174,093         NA         NA      86.08        0.00
SFFC     StateFed Financial Corp.                  87,542     130.17      77.82      59.78       21.70
SFIN     Statewide Financial Corp.                703,112         75       47.2      62.93       26.75
SFNB     Security First Network Bank               78,653      18.26      10.24      56.08        1.38
SFSB     SuburbFed Financial Corp.                432,559      90.79      66.08      72.78       19.27
SFSL     Security First Corp.                     680,827     126.75      89.36      70.50       19.25
SGVB     SGV Bancorp Inc.                         408,975     106.09      76.00      71.63       20.00
SHEN     First Shenango Bancorp Inc.              401,437      95.80      65.27      68.13       19.46
SHSB     SHS Bancorp Inc.                          82,809      85.97      67.25      78.22       14.14
SISB     SIS Bancorp Inc.                       1,453,017      67.39      47.38      70.31       19.67
SKAN     Skaneateles Bancorp Inc.                 247,643     102.29      85.98      84.05        7.42
SKBO     First Carnegie Deposit (MHC)             147,122      80.07      42.40      52.96       28.84
SMBC     Southern Missouri Bancorp Inc.           160,393      91.39      67.64      74.01        8.44
SMFC     Sho-Me Financial Corp.                   344,849     150.04      87.47      58.30       31.63
SOBI     Sobieski Bancorp Inc.                     84,279     110.72      76.81      69.37       15.44
SOPN     First Savings Bancorp Inc.               295,315      95.38      66.67      69.90        6.10
SOSA     Somerset Savings Bank                    520,339      86.71      76.29      87.98        4.53
SPBC     St. Paul Bancorp Inc.                  4,548,436      94.00      67.96      72.29       17.57
SRN      Southern Banc Co.                        106,164      43.79      35.93      82.04        0.00
SSB      Scotland Bancorp Inc.                     69,479     113.46      69.32      61.10        0.00
SSFC     South Street Financial Corp.             241,744      77.97      45.88      58.84       14.48
SSM      Stone Street Bancorp Inc.                104,773     135.09      86.03      63.68        4.82
STFR     St. Francis Capital Corp.              1,661,916      68.41      44.75      65.41       25.29
STSA     Sterling Financial Corp.               1,870,513     104.75      55.97      53.43       39.60
SVRN     Sovereign Bancorp Inc.                14,601,008     133.15      70.68      53.08       40.58
SWBI     Southwest Bancshares                     375,004      99.46      73.03      73.43       13.56
SWCB     Sandwich Bancorp Inc.                    511,765      88.81      71.73      80.76       10.17
SZB      SouthFirst Bancshares Inc.                97,283     114.80      73.80      64.29       19.01
THR      Three Rivers Financial Corp.              94,216     105.19      67.97      64.62       19.89
THRD     TF Financial Corporation                 625,338      58.98      41.84      70.94       15.73
TPNZ     Tappan Zee Financial Inc.                124,603      57.25      46.56      81.33        0.00
TRIC     Tri-County Bancorp Inc.                   88,173      83.25      44.68      53.66       29.89
TSBS     Peoples Bancorp Inc. (MHC)               638,942      81.30      62.77      77.21        4.70
TSH      Teche Holding Co.                        406,253     123.89      84.95      68.56       17.35
TWIN     Twin City Bancorp                        106,931      84.74      71.02      83.81        0.94
UBMT     United Financial Corp.                   105,600      46.46      32.59      70.13        5.63
UFRM     United Federal Savings Bank              285,744      96.04      85.32      88.84        0.00
USAB     USABancshares, Inc.                       48,303      54.38      43.42      79.84        8.71
VABF     Virginia Beach Fed. Financial            605,486     120.74      77.29      64.01       28.11
VFFC     Virginia First Financial Corp.           858,403     129.60      90.62      69.92       21.22
WAMU     Washington Mutual Inc.                95,607,369     134.09      71.94      53.65       38.46
WAYN     Wayne Svgs Community Bank(MHC)           250,241      98.96      83.34      84.21        5.59
WBST     Webster Financial Corp.                6,811,014      89.84      56.25      62.62       31.00
WCBI     Westco Bancorp                           309,070      93.21      76.83      82.43        0.00
WCFB     Webster City Federal SB (MHC)             94,699      76.73      57.85      75.40        0.29


                                                                   Page 7 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------------------------------------------------------------------
                                                                                                    Deposit
                                                                             Number                Insurance
                                                                              of                    Agency         Conversion
 Ticker            Short Name              Exchange     City      State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----      -----      -------      -------- ----------         ----
WEFC     Wells Financial Corp.             NASDAQ   Wells          MN           8         04/11/95  SAIF            Regular
WEHO     Westwood Homestead Fin. Corp.     NASDAQ   Cincinnati     OH           2         09/30/96  SAIF            Regular
WES      Westcorp                          NYSE     Irvine         CA          26         05/01/86  SAIF            Not Avail.
WFI      Winton Financial Corp.            AMSE     Cincinnati     OH           5         08/04/88  SAIF            Regular
WFSG     Wilshire Financial Services       NASDAQ   Portland       OR           2         12/19/96  SAIF            Not Avail.
WFSL     Washington Federal Inc.           NASDAQ   Seattle        WA         104         11/17/82  SAIF            Regular
WHGB     WHG Bancshares Corp.              NASDAQ   Lutherville    MD           5         04/01/96  SAIF            Regular
WOFC     Western Ohio Financial Corp.      NASDAQ   Springfield    OH          10         07/29/94  SAIF            Regular
WRNB     Warren Bancorp Inc.               NASDAQ   Peabody        MA           6         07/09/86  BIF             Regular
WSB      Washington Savings Bank, FSB      AMSE     Waldorf        MD           5              NA   SAIF            Not Avail.
WSFS     WSFS Financial Corp.              NASDAQ   Wilmington     DE          16         11/26/86  BIF             Regular
WSTR     WesterFed Financial Corp.         NASDAQ   Missoula       MT          36         01/10/94  SAIF            Regular
WVFC     WVS Financial Corp.               NASDAQ   Pittsburgh     PA           5         11/29/93  SAIF            Regular
WWFC     Westwood Financial Corp.          NASDAQ   Westwood       NJ           2         06/07/96  SAIF            Not Avail.
WYNE     Wayne Bancorp Inc.                NASDAQ   Wayne          NJ           5         06/27/96  SAIF            Regular
YFCB     Yonkers Financial Corporation     NASDAQ   Yonkers        NY           4         04/18/96  SAIF            Regular
YFED     York Financial Corp.              NASDAQ   York           PA          22         02/01/84  SAIF            Regular
         Average

                                                                   Page 7 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Key Financial Data as   of The Most Recent Quarter
                                           ----------------------  -----------------------------------

                                              Total        Loans/       Loans/    Deposits/ Borrowings/
                                              Assets      Deposit  s    Assets     Assets      Assets
 Ticker            Short Name                 ($000)        (%)          (%)        (%)        (%)
 ------            ----------                 ------        ---          ---        ---        ---
WEFC     Wells Financial Corp.                 204,761     130.15        91.85      70.57       14.16
WEHO     Westwood Homestead Fin. Corp.         142,878     129.96        78.26      60.22       11.74
WES      Westcorp                            3,757,362     100.05        51.60      51.57       23.40
WFI      Winton Financial Corp.                324,532     117.08        86.70      74.05       17.69
WFSG     Wilshire Financial Services         1,196,092     192.59        71.71      37.23       55.82
WFSL     Washington Federal Inc.             5,719,589     145.09        73.70      50.80       34.57
WHGB     WHG Bancshares Corp.                  100,235     108.52        79.50      73.26        3.99
WOFC     Western Ohio Financial Corp.          397,425     126.01        76.82      60.96       24.66
WRNB     Warren Bancorp Inc.                   364,130      74.24        64.44      86.80        1.05
WSB      Washington Savings Bank, FSB          267,870      52.42        45.70      87.19        3.73
WSFS     WSFS Financial Corp.                1,495,609     129.91        64.09      49.33       43.25
WSTR     WesterFed Financial Corp.             999,203     104.72        66.09      63.11       23.81
WVFC     WVS Financial Corp.                   282,235      98.18        57.56      58.62       27.85
WWFC     Westwood Financial Corp.              110,425      44.84        36.50      81.39        9.06
WYNE     Wayne Bancorp Inc.                    267,285      93.56        66.75      71.34       15.61
YFCB     Yonkers Financial Corporation         312,956      67.43        44.80      66.44       19.20
YFED     York Financial Corp.                1,155,725     102.06        87.20      85.44        4.01
                                            -------------------------------------------------------------
         Average                             1,506,445      97.10        67.45      70.97       14.90

                                                                   Page 8 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                           Corporate
                                           ----------------------  -----------------------------------------------------------
                                                                                                   Deposit
                                                                            Number                Insurance
                                                                           of                    Agency         Conversion
 Ticker            Short Name              Exchange     City   State      Offices      IPO Date (BIF/SAIF)         Type
 ------            ----------              --------     ----   -----      -------      -------------------         ----
             Comparable Thrift Data
ALBC     Albion Banc Corp.                 NASDAQ   Albion       NY           2         07/26/93  SAIF            Regular
ATSB     AmTrust Capital Corp.             NASDAQ   Peru         IN           2         03/28/95  SAIF            Regular
CSBF     CSB Financial Group Inc.          NASDAQ   Centralia    IL           2         10/09/95  SAIF            Regular
FCB      Falmouth Bancorp Inc.             AMSE     Falmouth     MA           2         03/28/96  BIF             Regular
FFBI     First Financial Bancorp Inc.      NASDAQ   Belvidere    IL           2         10/04/93  SAIF            Regular
GLMR     Gilmer Financial Svcs, Inc.       NASDAQ   Gilmer       TX           1         02/09/95  SAIF            Regular
HBBI     Home Building Bancorp             NASDAQ   Washington   IN           2         02/08/95  SAIF            Regular
HHFC     Harvest Home Financial Corp.      NASDAQ   Cheviot      OH           3         10/10/94  SAIF            Regular
SOBI     Sobieski Bancorp Inc.             NASDAQ   South Bend   IN           3         03/31/95  SAIF            Regular
SZB      SouthFirst Bancshares Inc.        AMSE     Sylacauga    AL           2         02/14/95  SAIF            Regular
                                           -----------------------------------------------------  ---------------------------
         Average
         Median
         Maximum
         Minimum


                                                                   Page 8 of 32
Exhibit 5
Selected Data on all Public Thrifts

                                            Key Financial Data as of The Most Recent Quarter
                                            ---------------------------------------------------------

                                               Total        Loans/     Loans/    Deposits/ Borrowings/
                                               Assets      Deposits    Assets     Assets      Assets
 Ticker            Short Name                  ($000)        (%)        (%)        (%)        (%)
 ------            ----------                  ------        ---        ---        ---        ---
             Comparable Thrift Data
ALBC     Albion Banc Corp.                       68,628      93.78      71.50      76.24       13.50
ATSB     AmTrust Capital Corp.                   69,685     102.96      71.52      69.47       18.78
CSBF     CSB Financial Group Inc.                48,844      74.99      55.73      74.31        0.00
FCB      Falmouth Bancorp Inc.                   93,915      72.81      54.37      74.67        0.81
FFBI     First Financial Bancorp Inc.            84,531      79.68      64.59      81.07        9.11
GLMR     Gilmer Financial Svcs, Inc.             42,171      81.48      56.24      69.02       20.27
HBBI     Home Building Bancorp                   41,746      90.93      68.65      75.50        9.58
HHFC     Harvest Home Financial Corp.            87,596      79.16      51.58      65.15       22.43
SOBI     Sobieski Bancorp Inc.                   84,279     110.72      76.81      69.37       15.44
SZB      SouthFirst Bancshares Inc.              97,283     114.80      73.80      64.29       19.01
                                               -------------------------------------------------------
         Average                                 71,868      90.13      64.48      71.91       12.89
         Median                                  76,982      86.21      66.62      71.89       14.47
         Maximum                                 97,283     114.80      76.81      81.07       22.43
         Minimum                                 41,746      72.81      51.58      64.29        0.00


          Exhibit 5
Selected Data on all Public Thrifts



                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
%CAL  California Federal Bank, a FSB  7.38    5.23   30.65   5.63     8.67    11.72     1.60  120.38     1.31 17.82     1.93   98.69
%CCMD Chevy Chase Bank, FSB           5.60    5.02   10.86   6.48     7.19    13.21     0.73  378.42     2.11 37.76     2.78   74.92
AABC  Access Anytime Bancorp Inc.     8.65    8.65    0.00   7.35     9.14    16.79     2.90   32.57     1.58 18.26     0.95   31.35
AADV  Advantage Bancorp Inc.          9.54   NA      NA     NA       10.10    NA       NA      NA       NA    NA        1.02  117.04
ABBK  Abington Bancorp Inc.           7.13    6.50    9.37   6.30     7.56    13.58     0.20  355.43     0.15  2.17     0.71  269.74
ABCL  Alliance Bancorp Inc.           9.41    9.31    1.20   8.24     9.81    15.93     0.23  240.81     0.21  2.28     0.54  184.61
ABCW  Anchor BanCorp Wisconsin        6.40    6.30    1.74   5.69     7.54    10.54     0.62  230.31     0.98 15.37     1.44  115.36
AFBC  Advance Financial Bancorp      15.42   15.42    0.00  11.40    15.77    19.22     0.18  237.42     0.15  0.96     0.43   60.53
AFCB  Affiliated Community Bancorp    9.76    9.71    0.54   9.87    10.50    18.92     0.54  218.71     0.34  3.48     1.18  218.65
AFED  AFSALA Bancorp Inc.            13.47   13.47    0.00  13.48    14.15    32.75     0.95  150.77     0.45  3.32     1.43  150.77
AFFFZ America First Financial Fund    8.37    8.28    1.05   7.27     8.69    16.53     0.38  126.79     0.35  4.14     0.48   94.92
AHCI  Ambanc Holding Co.             12.94   12.94    0.00  10.00    13.72    23.85     0.93  151.19     0.58  4.47     1.40  124.04
AHM   Ahmanson & Company (H.F.)       5.10    4.51   12.00  NA        5.91    NA        2.19   55.92     1.86 36.38     1.22   43.81
ALBC  Albion Banc Corp.               8.73    8.73    0.00  NA        9.12    NA        1.01   53.94     0.72  8.26     0.54   53.94
ALBK  ALBANK Financial Corp.          9.24    8.23   11.91   6.40     9.95    11.70     0.88  111.13     0.73  7.85     0.97   75.89
AMFC  AMB Financial Corp.            13.94   13.94    0.00   9.15    14.31    18.10     0.27  192.08     0.32  2.28     0.51  118.29
ANA   Acadiana Bancshares Inc.       17.37   17.37    0.00  13.78    18.37    27.19     0.69  194.73     0.52  3.01     1.35  190.96
ANDB  Andover Bancorp Inc.            8.12    8.12    0.00   8.30     9.10    14.80     1.13  118.00     0.91 11.24     1.33  107.23
ANE   Alliance Bncorp of New England  7.36    7.20    2.38   7.2      8.61    13.3      2.71   73.68     1.92 26.08     2.00   62.8
ASBI  Ameriana Bancorp               11.21   11.20    0.06  10.46    11.49    19.12     0.56   65.63     0.49  4.40     0.37   53.03
ASBP  ASB Financial Corp.            15.57   15.57    0.00  12.33    16.30    27.81     1.31   81.19     0.90  5.77     1.07   75.72
ASFC  Astoria Financial Corp.         7.71    6.60   15.40   5.82     7.90    15.62     0.64   67.43     0.40  5.18     0.43   39.39
ATSB  AmTrust Capital Corp.          10.93   10.83    0.98  10.50    11.66    17.60     2.70   38.11     2.20 20.12     1.03   33.49
AVND  Avondale Financial Corp.        7.72    7.72    0.00   7.55     8.68    13.18     1.76   93.35     1.11 14.33     1.65   86.78
BANC  BankAtlantic Bancorp Inc.       5.50    4.60   17.13   6.65     6.50    11.31     0.82  173.48     0.90 16.39     1.42  108.06
BDJI  First Federal Bancorporation   10.71   10.71    0.00   9.70    11.09    19.21     0.00   NA        0.24  2.20     0.79  120.28
BFD   BostonFed Bancorp Inc.          8.52    8.25    3.41  NA        9.14    NA       NA      NA       NA    NA        0.76   NA
BFFC  Big Foot Financial Corp.       17.48   17.48    0.00  12.26    17.62    33.92     0.00   NA        0.00  0.00     0.31  150.75
BFSB  Bedford Bancshares Inc.        14.16   14.16    0.00  12.45    14.64    22.92     0.00   NA        0.00  0.00     0.56   79.85
BKC   American Bank of Connecticut    8.81    8.52    3.64   7.85     9.67    14.65     2.73   54.15     1.77 20.09     1.48   48.58
BKCT  Bancorp Connecticut Inc.       10.75   10.75    0.00  10.41    11.99    17.32     1.25  160.30     0.95  8.82     2.00  118.74
BKUNA BankUnited Financial Corp.      5.61    4.94   12.63   8.08     5.78    14.04     0.65   32.20     0.66 11.75     0.21   26.19
BNKU  Bank United Corp.               5.00    4.89    2.27   7.77     5.33    13.18     0.60   72.61     0.62 12.33     0.43   53.09
BPLS  Bank Plus Corp.                 4.52    4.51    0.18   5.76    NA       11.63    NA      NA        2.21 48.94    NA      NA
BSBC  Branford Savings Bank           9.63    9.63    0.00   9.64    11.68    17.97     2.26  136.75     1.56 16.15     3.09  131.46
BTHL  Bethel Bancorp                  8.48    7.36   14.28   7.38     9.63    13.39    NA      NA       NA    NA        1.48   NA
BVCC  Bay View Capital Corp.          5.82    4.91   16.48  NA        7.06    NA        0.48  335.73     0.63 10.86     1.62   NA
BWFC  Bank West Financial Corp.      14.15   14.15    0.00  11.70    14.30    21.90     0.28   74.16     0.21  1.5      0.21   69.91
BYFC  Broadway Financial Corp.       10.75   10.75    0.00   8.69    11.57    15.22     1.05   96.54     2.06 19.20     1.01   39.74
CAFI  Camco Financial Corp.           9.57    8.89    7.74   9.21     9.83    16.91     0.38   83.57     0.34  3.56     0.32   54.74
CAPS  Capital Savings Bancorp Inc.    9.27    9.27    0.00   8.21     9.58    17.03     0.20  197.92     0.18  1.90     0.39   83.55
CASB  Cascade Financial Corp.         6.64    6.64    0.00   6.62     7.58    11.85     0.19  597.76     0.28  4.25     1.12  332.14
CASH  First Midwest Financial Inc.   10.75    9.66   11.19   8.19    11.33    14.06     1.12   82.75     0.75  6.97     0.93   78.49
CATB  Catskill Financial Corp.       24.78   24.78    0.00  20.63    25.44    61.28     0.73  206.00     0.40  1.62     1.50  162.15
CBCI  Calumet Bancorp Inc.           16.22   16.22    0.00   9.91    17.44    16.24     0.92  168.50     1.27  7.81     1.55   96.64
CBES  CBES Bancorp Inc.              16.92   16.92    0.00  12.09    17.40    15.10     0.37  141.16     0.59  3.49     0.53   81.11
CBK   Citizens First Financial Corp. 13.75   13.75    0.00  10.49    13.99    18.28     0.29   97.19     0.46  3.36     0.28   38.86
CBSA  Coastal Bancorp Inc.            3.47    2.93   15.93   5.38     3.71    11.88     1.05   51.73     0.59 16.90     0.54   NA
CBSB  Charter Financial Inc.         14.47   13.02   11.52  11.65    15.06    21.47     0.58  135.95     0.56  3.89     0.79  104.84
CCFH  CCF Holding Company            11.69   11.69    0.00  10.27    12.28    17.40     0.22  325.68     0.18  1.55     0.72  325.68
CEBK  Central Co-operative Bank       9.93    8.98   10.53  NA       10.75    NA        1.24   97.49     0.85  8.52     1.21   97.49
CENB  Century Bancorp Inc.           30.29   30.29    0.00  NA       30.84    NA        0.32  269.42     0.25  0.83     0.85  219.37
CENF  CENFED Financial Corp.          5.56    5.55    0.16   5.69     6.30    11.43     0.90  118.49     0.97 17.36     1.07   76.38
CFB   Commercial Federal Corp.        6.16    5.55   10.50   6.59     6.83    13.92     0.91   99.22     0.88 14.29     0.90   75.53
CFBC  Community First Banking Co.    17.80   NA      NA     12.00    18.36    17.50     0.74  101.37     2.08 11.66     0.75   27.12
CFCP  Coastal Financial Corp.         6.56    6.56    0.00   6.31     7.55    11.05     0.06   NA        0.10  1.57     1.18  966.86
CFFC  Community Financial Corp.      13.21   13.21    0.00  11.34    13.80    17.23     0.51  129.84     0.56  4.22     0.67  105.58
CFNC  Carolina Fincorp Inc.          22.59   22.59    0.00  NA       22.94    NA        0.15  345.76     0.10  0.46     0.50  345.76
CFSB  CFSB Bancorp Inc.               7.71    7.71    0.00   7.46     8.25    13.46     0.18  335.26     0.19  2.41     0.61  283.10
CFTP  Community Federal Bancorp      26.72   26.72    0.00  24.09    26.99    57.37     0.75   61.14     0.50  1.88     0.46   54.53
CFX   CFX Corp.                       8.71    8.42    3.60  NA        9.47    NA       NA      NA       NA    NA        1.10  179.69
CIBI  Community Investors Bancorp    11.75   11.75    0.00  11.20    12.25    21.3      0.57  103.28     0.53  4.48     0.59   94.97
CKFB  CKF Bancorp Inc.               23.67   23.67    0.00  20.15    23.87    34.56     0.76   28.47     0.70  2.95     0.22   16.62
CLAS  Classic Bancshares Inc.        14.87   12.87   15.44  11.70    15.49    24.00     0.56  165.98     0.66  4.41     0.93   65.45

          Exhibit 5
Selected Data on all Public Thrifts

                                          Profitability
                                           as of The Most
                                         Recent Quarter
                                    - -----------------


                                         Return       Return
                                          on Avg       on Avg
                                          Assets       Equity
Ticker      Short Name                     (%)          (%)
-----------------------------             -------      ---------
%CAL  California Federal Bank, a FSB        0.82        11.17
%CCMD Chevy Chase Bank, FSB                 0.18         3.30
AABC  Access Anytime Bancorp Inc.           5.02        62.33
AADV  Advantage Bancorp Inc.                1.13        12.09
ABBK  Abington Bancorp Inc.                 0.89        12.82
ABCL  Alliance Bancorp Inc.                 0.95        10.57
ABCW  Anchor BanCorp Wisconsin              1.03        15.92
AFBC  Advance Financial Bancorp             1.01         6.57
AFCB  Affiliated Community Bancorp          1.07        10.92
AFED  AFSALA Bancorp Inc.                   0.79         5.83
AFFFZ America First Financial Fund          0.95        11.24
AHCI  Ambanc Holding Co.                    0.47         3.71
AHM   Ahmanson & Company (H.F.)             0.81        15.85
ALBC  Albion Banc Corp.                     0.30         3.36
ALBK  ALBANK Financial Corp.                1.03        11.14
AMFC  AMB Financial Corp.                   1.17         8.14
ANA   Acadiana Bancshares Inc.              0.94         5.43
ANDB  Andover Bancorp Inc.                  1.06        13.31
ANE   Alliance Bncorp of New England        0.88        12.18
ASBI  Ameriana Bancorp                      1.01         9.07
ASBP  ASB Financial Corp.                   0.87         5.59
ASFC  Astoria Financial Corp.               0.87        11.18
ATSB  AmTrust Capital Corp.                 0.34         3.24
AVND  Avondale Financial Corp.             (6.08)      (65.30)
BANC  BankAtlantic Bancorp Inc.             0.93        16.78
BDJI  First Federal Bancorporation          0.71         6.50
BFD   BostonFed Bancorp Inc.                0.71         7.91
BFFC  Big Foot Financial Corp.              0.43         2.47
BFSB  Bedford Bancshares Inc.               1.22         8.52
BKC   American Bank of Connecticut          1.34        15.88
BKCT  Bancorp Connecticut Inc.              1.42        13.67
BKUNA BankUnited Financial Corp.            0.48         8.02
BNKU  Bank United Corp.                     0.69        13.47
BPLS  Bank Plus Corp.                       0.37         7.65
BSBC  Branford Savings Bank                 0.92         9.65
BTHL  Bethel Bancorp                        0.56         6.48
BVCC  Bay View Capital Corp.                0.39         6.28
BWFC  Bank West Financial Corp.             1.48        10.31
BYFC  Broadway Financial Corp.              0.48         4.33
CAFI  Camco Financial Corp.                 1.21        12.55
CAPS  Capital Savings Bancorp Inc.          0.99        11.00
CASB  Cascade Financial Corp.               0.65         9.35
CASH  First Midwest Financial Inc.          0.95         8.60
CATB  Catskill Financial Corp.              1.34         5.35
CBCI  Calumet Bancorp Inc.                  1.36         8.66
CBES  CBES Bancorp Inc.                     1.17         6.81
CBK   Citizens First Financial Corp.        0.52         3.76
CBSA  Coastal Bancorp Inc.                  0.37        10.87
CBSB  Charter Financial Inc.                1.93        13.68
CCFH  CCF Holding Company                   0.07         0.63
CEBK  Central Co-operative Bank             0.73         7.16
CENB  Century Bancorp Inc.                  1.57         5.20
CENF  CENFED Financial Corp.                0.74        14.21
CFB   Commercial Federal Corp.              0.96        15.83
CFBC  Community First Banking Co.           0.87         5.25
CFCP  Coastal Financial Corp.               1.30        20.45
CFFC  Community Financial Corp.             0.73         5.45
CFNC  Carolina Fincorp Inc.                 1.26         5.55
CFSB  CFSB Bancorp Inc.                     1.32        17.07
CFTP  Community Federal Bancorp             1.16         4.28
CFX   CFX Corp.                            (0.02)       (0.27)
CIBI  Community Investors Bancorp           1.01         8.53
CKFB  CKF Bancorp Inc.                      1.49         6.26
CLAS  Classic Bancshares Inc.               0.72         4.89

                                                                   Page 10 of 32

                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
CMRN  Cameron Financial Corp         21.69   21.69    0.00  17.11    22.51    25.59     0.28  347.55     0.24  1.09     0.97  111.82
CMSB  Commonwealth Bancorp Inc.       9.28    7.39   22.06   6.30     9.68    13.00     0.77   92.49     0.47  5.06     0.71   85.46
CMSV  Community Savings Bnkshrs(MHC) 11.34   11.34    0.00  11.40    11.71    23.10     0.55  113.79     0.41  3.61     0.62   90.57
CNIT  CENIT Bancorp Inc.              6.95    6.40    8.41  NA        7.49    NA        0.28  273.59     0.45  6.49     0.77  103.38
CNSB  CNS Bancorp Inc.               24.33   24.33    0.00  19.92    24.73    40.19     0.72   80.20     0.50  2.07     0.58   80.20
CNY   Carver Bancorp Inc.             8.40    8.10    3.86  NA       NA       NA       NA      NA       NA    NA       NA      NA
COFI  Charter One Financial           7.05    6.52    8.16   5.64     7.49    10.78     0.25  275.27     0.20  2.83     0.68  159.82
CONE  Conestoga Bancorp, Inc.        16.18   16.18    0.00  12.17    16.22    27.71     0.23   80.00     0.16  0.99     0.18   26.87
COOP  Cooperative Bankshares Inc.     7.69    7.69    0.00   7.70     7.92    14.60     0.00   NA        0.10  1.24     0.29  109.36
CRZY  Crazy Woman Creek Bancorp      25.82   25.82    0.00  19.64    26.35    48.12     0.76  136.15     0.39  1.52     1.04  136.15
CSA   Coast Savings Financial         5.20    5.14    1.16   5.58     6.13    11.37     1.05  129.78     1.23 23.75     1.37   75.26
CSBF  CSB Financial Group Inc.       25.04   23.99    5.53  25.34    25.36    54.92     1.00   57.14     0.56  2.23     0.57   57.14
CTZN  CitFed Bancorp Inc.             6.27    5.73    9.13   5.78     6.82    12.77     0.41  210.75     0.40  6.43     0.86  136.26
CVAL  Chester Valley Bancorp Inc.     8.66    8.66    0.00   8.59     9.58    14.77     0.65  173.12     0.53  6.16     1.12  173.12
DCBI  Delphos Citizens Bancorp Inc.  26.64   26.64    0.00  13.89    26.74    28.64     0.58   21.81     0.45  1.69     0.13   21.81
DIBK  Dime Financial Corp.            8.14    7.93    2.87   8.14     9.46    21.22     0.75  429.54     0.36  4.46     3.21  353.73
DIME  Dime Community Bancorp Inc.    13.49   11.85   13.82   9.62    14.30    19.44     0.9   155.47     0.6   4.42     1.39  135.05
DME   Dime Bancorp Inc.               5.42    5.18    4.78   6.03     5.95    12.10     1.43   56.53     1.02 18.78     0.81   51.61
DNFC  D & N Financial Corp.           5.25    5.20    1.00   6.42     5.87    11.63     0.33  247.89     0.35  6.61     0.83  178.16
DSL   Downey Financial Corp.          7.13    7.05    1.31   6.40     7.66    12.30     0.79   73.34     0.95 13.34     0.58   55.50
EBSI  Eagle Bancshares                8.30    8.30    0.00   6.41     8.98    10.30     1.12   84.96     1.07 12.84     0.95   63.66
EFBC  Empire Federal Bancorp Inc.    37.36   37.36    0.00  23.94    37.55    66.91     0.00   NA        0.00  0.00     0.46  312.50
EFBI  Enterprise Federal Bancorp     11.58   11.57    0.06  NA       11.78    NA       NA      NA       NA    NA        0.28   NA
EGFC  Eagle Financial Corp.           6.90    5.57   20.44   7.58     7.37    17.84     0.65  132.05     0.53  7.70     0.86   87.59
EGLB  Eagle BancGroup Inc.           11.85   11.85    0.00   9.89    12.38    17.31     1.52   47.89     1.48 12.51     0.73   35.66
EIRE  Emerald Isle Bancorp Inc.       6.99    6.99    0.00   6.99     7.67    10.75     0.23  416.26     0.17  2.36     0.97  416.26
EMLD  Emerald Financial Corp.         7.80    7.70    1.47   7.52     8.08    12.65     0.22  164.42     0.17  2.18     0.36  115.15
EQSB  Equitable Federal Savings Bank  5.04    5.04    0.00   5.04     5.22    11.24     0.01   NA        0.15  2.99     0.26   36.72
ESBK  Elmira Savings Bank (The)       6.35    6.20    2.62   6.19     7.01    10.23     0.64  133.3      0.63  9.89     0.86  103.23
ESX   Essex Bancorp Inc.              8.16    8.07    1.23   8.13     9.28    14.48     1.61   83.19     2.42 29.70     1.34   42.63
ETFS  East Texas Financial Services  18.16   18.16    0.00  16.30    18.41    41.10     0.30  169.14     0.17  0.94     0.50  141.97
FAB   FirstFed America Bancorp Inc.  12.20   12.20    0.00  10.23    13.21    19.58     0.37  312.47     0.39  3.18     1.16  259.57
FBBC  First Bell Bancorp Inc.        10.53   10.53    0.00  10.23    10.64    22.98     0.10  132.41     0.09  0.86     0.13  116.26
FBCI  Fidelity Bancorp Inc.          10.48   10.46    0.21  NA       10.57    NA        0.47   25.44     0.41  3.88     0.12   22.74
FBCV  1ST Bancorp                     8.65    8.50    1.90   8.76     9.10    15.96     1.40   46.55     1.12 12.98     0.65   34.59
FBER  1st Bergen Bancorp             13.65   13.65    0.00  10.60    14.73    29.30     1.77  139.83     0.84  6.18     2.47  127.66
FBHC  Fort Bend Holding Corp.         6.16    5.77    6.62   6.70     6.67    14.80     1.18   91.73     0.56  9.15     1.08   89.94
FBNW  FirstBank Corp.                 7.32    7.32    0.00   7.31     7.96    13.39     2.22   35.35     2.07 28.23     0.78   31.12
FBSI  First Bancshares Inc.          13.92   13.92    0.00  11.21    14.23    16.98     0.04  875.44     0.13  0.94     0.36   45.57
FCB   Falmouth Bancorp Inc.          23.86   23.86    0.00  24.16    24.39    44.13     0.12  806.45     0.07  0.28     0.98  806.45
FCBF  FCB Financial Corp.            13.89   13.89    0.00  11.78    14.55    20.43     0.27  319.33     0.24  1.71     0.85  277.72
FCME  First Coastal Corp.             9.75    9.75    0.00   9.02    11.53    15.95     2.06  121.23     1.59 16.33     2.49  108.25
FDEF  First Defiance Financial       19.66   19.66    0.00  13.7     20.10    21.80     0.51  115.07     0.45  2.29     0.59   99.07
FED   FirstFed Financial Corp.        5.16    5.11    0.98   6.16     7.18    12.06     1.22  211.08     1.20 23.17     2.57  168.73
FESX  First Essex Bancorp Inc.        7.40    6.54   12.52   6.42     8.26    11.76     0.81  175.40     0.58  7.78     1.43  149.29
FFBA  First Colorado Bancorp Inc.    13.08   12.93    1.30  11.97    13.37    22.67     0.16  237.9      0.20  1.56     0.39  141.52
FFBH  First Federal Bancshares of AR 14.89   14.89    0.00  11.81    15.11    22.48     1.18   24.28     0.96  6.42     0.29   23.38
FFBI  First Financial Bancorp Inc.    8.65    8.65    0.00   8.17     9.24    15.52     0.64  143.23     0.41  4.74     0.91  142.00
FFBS  FFBS BanCorp Inc.              16.71   16.71    0.00  14.04    17.13    26.11     0.04   NA        0.03  0.17     0.59   72.88
FFBZ  First Federal Bancorp Inc.      7.55    7.54    0.11   6.74     8.41    11.44     0.55  182.67     0.47  6.27     1.01  163.59
FFCH  First Financial Holdings Inc.   6.12    6.12    0.00   6.47     6.80    10.66     0.94   86.85     1.46 23.90     0.82   45.68
FFDB  FirstFed Bancorp Inc.           9.63    8.89    8.49   9.69    10.08    17.08     0.64   98.49     0.98 10.16     0.63   33.87
FFDF  FFD Financial Corp.            24.34   24.34    0.00  NA       24.65    NA       NA      NA       NA    NA        0.46   NA
FFED  Fidelity Federal Bancorp        6.11    6.11    0.00   7.36     6.92    11.80     0.07   NA        0.09  1.53     0.96  626.40
FFES  First Federal of East Hartford  6.63    6.63    0.00   6.75     6.90    22.45     1.31  109.43     0.25  3.78     1.44   87.85
FFFC  FFVA Financial Corp.           13.31   13.08    2.01  10.35    13.88    20.94     0.26  373.99     0.16  1.19     0.99  361.92
FFFD  North Central Bancshares Inc.  22.92   22.92    0.00  17.43    23.91    32.67     0.13  870.90     0.22  0.97     1.16  446.43
FFFL  Fidelity Bankshares Inc. (MHC)  8.37    8.32    0.72   8.10     8.58    16.30     0.38   75.03     0.34  4.01     0.29   62.82
FFHH  FSF Financial Corp.            11.17   11.17    0.00  NA       11.39    NA        0.19  170.40     0.15  1.32     0.33  148.95
FFHS  First Franklin Corp.            9.02    8.97    0.56   6.56     9.44    14.12     0.5   127.79     0.33  3.69     0.64   90.77
FFIC  Flushing Financial Corp.       14.21   13.71    4.00  10.17    14.88    21.05    NA      NA       NA    NA        1.12  172.71
FFKY  First Federal Financial Corp.  13.70   13.03    5.65  12.51    14.16    20.21     0.00   NA        0.08  0.57     0.53   94.29
FFLC  FFLC Bancorp Inc.              13.73   13.73    0.00  11.30    14.14    22.60     0.15  352.85     0.18  1.30     0.52  226.46
FFOH  Fidelity Financial of Ohio     13.03   11.72   11.32  10.07    13.34    18.74     0.35  106.32     0.29  2.23     0.37  106.32


                                        Profitability
                                         as of The Most
                                       Recent Quarter
                                    -----------------


                                       Return       Return
                                       on Avg       on Avg
                                       Assets       Equity
Ticker      Short Name                   (%)          (%)
-----------------------------          -------      ---------
CMRN  Cameron Financial Corp              1.26         5.63
CMSB  Commonwealth Bancorp Inc.           0.70         7.35
CMSV  Community Savings Bnkshrs(MHC)      0.88         7.78
CNIT  CENIT Bancorp Inc.                  0.98        13.65
CNSB  CNS Bancorp Inc.                    0.78         3.19
CNY   Carver Bancorp Inc.                 0.32         3.79
COFI  Charter One Financial               1.30        18.97
CONE  Conestoga Bancorp, Inc.             0.60         3.72
COOP  Cooperative Bankshares Inc.         0.59         7.70
CRZY  Crazy Woman Creek Bancorp           1.31         4.92
CSA   Coast Savings Financial             0.89        17.63
CSBF  CSB Financial Group Inc.            0.43         1.71
CTZN  CitFed Bancorp Inc.                 0.88        13.85
CVAL  Chester Valley Bancorp Inc.         1.06        12.41
DCBI  Delphos Citizens Bancorp Inc.       1.74         6.32
DIBK  Dime Financial Corp.                1.97        24.63
DIME  Dime Community Bancorp Inc.         0.84         6.07
DME   Dime Bancorp Inc.                   0.78        15.14
DNFC  D & N Financial Corp.               0.90        16.49
DSL   Downey Financial Corp.              0.72        10.23
EBSI  Eagle Bancshares                    0.77         8.97
EFBC  Empire Federal Bancorp Inc.         1.54         4.14
EFBI  Enterprise Federal Bancorp          0.79         6.69
EGFC  Eagle Financial Corp.               0.84        12.19
EGLB  Eagle BancGroup Inc.                0.24         2.04
EIRE  Emerald Isle Bancorp Inc.           0.85        12.09
EMLD  Emerald Financial Corp.             1.04        13.69
EQSB  Equitable Federal Savings Bank      0.70        13.94
ESBK  Elmira Savings Bank (The)           0.58         9.14
ESX   Essex Bancorp Inc.                  0.84        10.18
ETFS  East Texas Financial Services       0.68         3.66
FAB   FirstFed America Bancorp Inc.       0.69         5.69
FBBC  First Bell Bancorp Inc.             1.04        10.35
FBCI  Fidelity Bancorp Inc.               0.88         8.40
FBCV  1ST Bancorp                         0.68         8.11
FBER  1st Bergen Bancorp                  0.69         4.94
FBHC  Fort Bend Holding Corp.             0.63        10.35
FBNW  FirstBank Corp.                     0.62         8.08
FBSI  First Bancshares Inc.               1.27         9.48
FCB   Falmouth Bancorp Inc.               0.75         3.09
FCBF  FCB Financial Corp.                 1.29         9.06
FCME  First Coastal Corp.                 0.89         9.36
FDEF  First Defiance Financial            0.97         4.80
FED   FirstFed Financial Corp.            0.58        11.53
FESX  First Essex Bancorp Inc.            0.86        12.02
FFBA  First Colorado Bancorp Inc.         1.37        10.55
FFBH  First Federal Bancshares of AR      0.97         6.49
FFBI  First Financial Bancorp Inc.       (0.86)      (10.59)
FFBS  FFBS BanCorp Inc.                   1.36         7.57
FFBZ  First Federal Bancorp Inc.          1.23        16.30
FFCH  First Financial Holdings Inc.       0.85        13.96
FFDB  FirstFed Bancorp Inc.               0.95         9.99
FFDF  FFD Financial Corp.                 1.02         4.17
FFED  Fidelity Federal Bancorp            0.85        14.75
FFES  First Federal of East Hartford      0.54         8.22
FFFC  FFVA Financial Corp.                1.48        11.20
FFFD  North Central Bancshares Inc.       1.82         7.96
FFFL  Fidelity Bankshares Inc. (MHC)      0.61         7.07
FFHH  FSF Financial Corp.                 0.89         7.92
FFHS  First Franklin Corp.                0.71         7.91
FFIC  Flushing Financial Corp.            0.97         6.53
FFKY  First Federal Financial Corp.       1.69        12.33
FFLC  FFLC Bancorp Inc.                   0.96         7.06
FFOH  Fidelity Financial of Ohio          0.92         7.10




                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
FFPB  First Palm Beach Bancorp Inc.   6.25    6.11    2.33   7.07     6.58    14.76     0.68   76.91     0.56  8.96     0.53   58.39
FFSL  First Independence Corp.       10.25   10.25    0.00   8.42    10.84    19.53     1.46   60.78     0.99  9.64     0.89   47.61
FFSX  First Fed SB of Siouxland(MHC)  8.73    8.67    0.80   8.62     9.13    17.10     0.20  260.79     0.16  1.85     0.53  185.09
FFWC  FFW Corp.                       9.70    8.89    9.23   6.81    10.10    12.72     0.24  250.34     0.18  1.90     0.60  217.37
FFWD  Wood Bancorp Inc.              12.44   12.44    0.00   9.01    12.79    15.28     0.02   NA        0.03  0.26     0.44  101.19
FFYF  FFY Financial Corp.            13.69   13.69    0.00   9.67    14.17    17.27     0.87   72.24     0.66  4.84     0.63   72.24
FGHC  First Georgia Holding Inc.      8.22    7.59    8.23   8.21     8.85    10.29     1.48   50.53     1.41 17.21     0.75   20.52
FIBC  Financial Bancorp Inc.          9.04    9.00    0.47   7.22     9.52    18.75     1.40   64.93     1.59 17.62     0.91   27.02
FISB  First Indiana Corporation       9.64    9.54    1.19   8.63    11.08    12.46     1.34  127.05     1.39 14.43     1.70  103.20
FKFS  First Keystone Financial        6.63    6.63    0.00   8.12     7.06    19.91     1.27   66.15     1.11 16.70     0.84   39.39
FKKY  Frankfort First Bancorp Inc.   16.83   16.83    0.00  18.38    16.90    35.95     0.00   NA        0.00  0.00     0.08   80.00
FLAG  FLAG Financial Corp.            9.58    9.58    0.00   9.07    11.62    14.30     5.79   50.24     4.27 44.56     2.91   47.62
FLFC  First Liberty Financial Corp.   7.37    6.69    9.87   6.50     8.26    11.48     0.75  172.78     0.81 10.97     1.29  110.00
FLGS  Flagstar Bancorp Inc.           5.98    5.75    3.98   5.71     6.22    10.83     2.44   11.23     3.04 50.79     0.27    8.02
FLKY  First Lancaster Bancshares     29.47   29.47    0.00  26.90    29.79    43.10     2.52   13.93     2.28  7.74     0.35   13.93
FMBD  First Mutual Bancorp Inc.      13.40   10.55   23.78  18.97    13.76    19.64     0.07  715.69     0.06  0.44     0.47  138.78
FMCO  FMS Financial Corp.             6.56    6.45    1.75   7.51     7.07    16.23     1.35   68.30     1.06 16.19     0.92   48.50
FMSB  First Mutual Savings Bank       6.79    6.79    0.00  NA        7.82    NA       NA      NA       NA    NA        1.31   NA
FNGB  First Northern Capital Corp.   11.09   11.09    0.00  10.24    11.56    16.77     0.09  600.39     0.08  0.74     0.53  574.86
FOBC  Fed One Bancorp                11.18   10.73    4.43   9.94    11.59    24.28     0.37  236.45     0.19  1.70     0.88   91.97
FPRY  First Financial Bancorp         6.35    6.35    0.00   6.20     7.00    10.80    NA      NA       NA    NA        0.84   NA
FSBI  Fidelity Bancorp Inc.           6.75    6.75    0.00   9.17     7.25    18.91     0.55  183.49     0.30  4.49     1.01  115.46
FSFC  First Southeast Financial Corp 10.28   10.28    0      9.80    10.68    20.31     0.3   165.95     0.24  2.34     0.50  164.77
FSFF  First SecurityFed Financial    11.34   11.22    1.20  11.20    11.93    23.90     0.78  118.66     0.51  4.51     0.92   40.86
FSLA  First Savings Bank (MHC)        9.50    8.71    9.09   8.68    10.07    22.38     0.67  154.73     0.50  5.31     1.04  105.63
FSNJ  Bayonne Bancshares Inc.         8.42    8.42    0.00   8.85     8.95    26.48     1.94   69.95     0.85 10.07     1.36   43.59
FSPG  First Home Bancorp Inc.         6.86    6.77    1.51   6.57     7.60    17.05     1.11  122.39     0.77 11.17     1.36   95.63
FSPT  FirstSpartan Financial Corp.   26.79   26.79    0.00  17.70    27.18    31.50     0.39  123.16     0.32  1.20     0.49   56.19
FSSB  First FS&LA of San Bernardino   4.33    4.18    3.63   4.29     5.38     8.52     1.43  102.26     2.31 53.29     1.47   45.41
FSTC  First Citizens Corp.            9.73    7.73   22.25   7.98    10.86    11.82     1.3   112.66     1.1  11.28     1.47  102.2
FTF   Texarkana First Financial Corp 15.70   15.70    0.00  15.69    16.37    26.24     0.00   NA        0.12  0.77     0.79  145.12
FTFC  First Federal Capital Corp.     6.73    6.37    5.76  NA        7.24    NA        0.16  395.30    NA    NA        0.64  403.99
FTNB  Fulton Bancorp Inc.            25.12   25.12    0.00  16.85    26.03    28.86     0.51  203.32     0.65  2.57     1.03  112.62
FTSB  Fort Thomas Financial Corp.    16.13   16.13    0.00  15.08    16.62    24.30     2.09   25.43     1.91 11.86     0.53   24.60
FWWB  First SB of Washington Bancorp 13.68   12.77    7.62  12.61    14.33    23.31     0.16  613.23     0.25  1.85     0.97  241.66
GAF   GA Financial Inc.              14.63   14.51    0.97  12.07    14.78    33.50     0.64   63.36     0.24  1.66     0.41   63.36
GBCI  Glacier Bancorp Inc.            9.99    9.77    2.45   9.59    10.60    16.93     0.14  584.06     0.12  1.25     0.84  243.94
GDVS  Greater Delaware Valley (MHC)  11.64   11.64    0.00  11.73    12.25    27.04     0.29  351.50     1.55 13.29     1.00   33.64
GDW   Golden West Financial           6.56    6.56    0.00   6.34     7.13    13.83     1.20   56.00     1.18 17.98     0.67   47.94
GFCO  Glenway Financial Corp.         9.46    9.36    1.20  NA        9.78    NA        0.28  131.05     0.25  2.69     0.37  123.32
GFED  Guaranty Federal SB (MHC)      13.78   13.78    0.00  13.00    14.87    23.32     0.78  173.19     0.74  5.34     1.36  148.40
GFSB  GFS Bancorp Inc.               11.51   11.51    0.00   9.92    12.18    18.51     0.89   87.87     0.98  8.54     0.78   67.81
GLMR  Gilmer Financial Svcs, Inc.     9.02    9.02    0.00   8.80     9.75    19.20     2.51   51.93     1.65 18.25     1.30   44.52
GOSB  GSB Financial Corp.             8.11    8.11    0.00  NA       NA       NA       NA      NA       NA    NA       NA      NA
GPT   GreenPoint Financial Corp.      9.69    5.44   46.40   6.95    10.51    15.76     4.08   30.73     2.88 29.68     1.26   28.68
GSB   Golden State Bancorp Inc.       6.35    5.79    9.34   5.71     7.32    11.41     1.33   97.20     1.36 21.42     1.30   70.96
GSBC  Great Southern Bancorp Inc.     8.65    8.65    0.00   7.65    10.85    11.41     1.64  157.04     1.91 22.05     2.58  115.21
GSFC  Green Street Financial Corp.   35.37   35.37    0.00  35.37    35.51    83.14     0.13  147.40     0.10  0.27     0.20  147.40
GSLA  GS Financial Corp.             43.13   43.13    0.00  32.60    43.42    95.20     0.35  229.41     0.14  0.33     0.81  211.96
GTFN  Great Financial Corp.          10.07    9.70    4.01   8.59    10.58    18.81     0.47  157.96     0.38  3.76     0.74   16.32
GTPS  Great American Bancorp         20.43   20.43    0.00  13.78    20.76    23.54     0.02   NA        0.01  0.07     0.42  126.83
GUPB  GFSB Bancorp Inc.              14.87   14.87    0.00  12.51    15.23    27.25     0.26  247.45     0.15  0.98     0.65  247.45
GWBC  Gateway Bancorp Inc.           27.04   27.04    0.00  24.70    27.17    80.20     2.09   18.37     0.76  2.81     0.38   14.14
HALL  Hallmark Capital Corp.          7.30    7.30    0.00   6.59     7.75    12.64     0.09  741.02     0.12  1.65     0.67  355.91
HARB  Harbor Florida Bancorp (MHC)    8.56    8.31    3.15   7.29     9.59    15.15     0.30  453.14     0.43  5.06     1.38  238.88
HARL  Harleysville Savings Bank       6.62    6.62    0.00   6.64     7.18    14.01     0.00   NA        0.00  0.00     0.78   NA
HARS  Harris Financial Inc. (MHC)     8.20    7.32   11.56   6.95     8.61    14.34     0.66  145.38     0.64  7.82     0.96   60.65
HAVN  Haven Bancorp Inc.              6.00    5.98    0.32   6.67     6.65    14.46     1.18   95.03     0.76 12.67     1.12   85.85
HBBI  Home Building Bancorp          14.12   14.12    0.00  10.69    14.31    21.42     0.64   44.51     0.44  3.09     0.28   44.51
HBEI  Home Bancorp of Elgin Inc.     27.56   27.56    0.00  21.10    27.86    38.39     0.32  110.11     0.35  1.28     0.35   85.96
HBFW  Home Bancorp                   13.29   13.29    0.00  10.18    13.70    22.30     0.00   NA        0.00  0.00     0.51  835.54
HBNK  Highland Federal Bank FSB       7.67    7.67    0.00   7.69     9.28    11.77     2.54   78.84     2.52 32.89     2.00   63.92
HBS   Haywood Bancshares Inc.        14.18   13.77    3.42  NA       14.66    NA        0.71   90.28     0.67  4.76     0.64   71.19
HCBB  HCB Bancshares Inc.            18.84   18.26    3.75  13.16    19.58    30.07     0.41  359.52     0.24  1.27     1.49  173.49


                                          Profitability
                                           as of The Most
                                          Recent Quarter
                                         -----------------


                                        Return       Return
                                        on Avg       on Avg
                                        Assets       Equity
Ticker      Short Name                    (%)          (%)
-----------------------------           -------      ---------
FFPB  First Palm Beach Bancorp Inc.        0.56         8.76
FFSL  First Independence Corp.             0.72         7.02
FFSX  First Fed SB of Siouxland(MHC)       0.73         8.51
FFWC  FFW Corp.                            1.04        10.77
FFWD  Wood Bancorp Inc.                    1.48        11.98
FFYF  FFY Financial Corp.                  1.25         9.24
FGHC  First Georgia Holding Inc.           1.00        11.97
FIBC  Financial Bancorp Inc.               0.94        10.07
FISB  First Indiana Corporation            1.25        12.75
FKFS  First Keystone Financial             0.83        11.60
FKKY  Frankfort First Bancorp Inc.         1.13         6.72
FLAG  FLAG Financial Corp.                 0.92         9.95
FLFC  First Liberty Financial Corp.        1.11        14.89
FLGS  Flagstar Bancorp Inc.                1.41        21.01
FLKY  First Lancaster Bancshares           0.99         3.17
FMBD  First Mutual Bancorp Inc.            0.27         2.01
FMCO  FMS Financial Corp.                  1.05        16.37
FMSB  First Mutual Savings Bank            1.06        15.53
FNGB  First Northern Capital Corp.         0.98         8.77
FOBC  Fed One Bancorp                      0.90         8.14
FPRY  First Financial Bancorp              0.43         6.80
FSBI  Fidelity Bancorp Inc.                0.76        11.08
FSFC  First Southeast Financial Corp       1.06        10.50
FSFF  First SecurityFed Financial         NA           NA
FSLA  First Savings Bank (MHC)             0.69         7.31
FSNJ  Bayonne Bancshares Inc.              0.57         6.79
FSPG  First Home Bancorp Inc.              0.89        13.20
FSPT  FirstSpartan Financial Corp.         1.64         6.87
FSSB  First FS&LA of San Bernardino       (0.12)       (2.83)
FSTC  First Citizens Corp.                 3.88        41.13
FTF   Texarkana First Financial Corp       1.87        11.77
FTFC  First Federal Capital Corp.          1.20        18.27
FTNB  Fulton Bancorp Inc.                  1.59         6.35
FTSB  Fort Thomas Financial Corp.          1.33         8.25
FWWB  First SB of Washington Bancorp       1.21         8.67
GAF   GA Financial Inc.                    1.16         7.59
GBCI  Glacier Bancorp Inc.                 1.62        16.97
GDVS  Greater Delaware Valley (MHC)        0.89         7.68
GDW   Golden West Financial                0.92        14.23
GFCO  Glenway Financial Corp.              0.85         8.92
GFED  Guaranty Federal SB (MHC)            1.02         7.41
GFSB  GFS Bancorp Inc.                     1.28        11.13
GLMR  Gilmer Financial Svcs, Inc.         (0.52)       (5.64)
GOSB  GSB Financial Corp.                  0.40         4.05
GPT   GreenPoint Financial Corp.           1.08        11.39
GSB   Golden State Bancorp Inc.            0.70        11.06
GSBC  Great Southern Bancorp Inc.          2.18        25.30
GSFC  Green Street Financial Corp.         1.64         4.58
GSLA  GS Financial Corp.                   1.66         3.75
GTFN  Great Financial Corp.                1.12        11.41
GTPS  Great American Bancorp               0.66         3.15
GUPB  GFSB Bancorp Inc.                    1.26         8.08
GWBC  Gateway Bancorp Inc.                 0.96         3.60
HALL  Hallmark Capital Corp.               0.62         8.57
HARB  Harbor Florida Bancorp (MHC)         1.24        14.77
HARL  Harleysville Savings Bank            1.02        15.38
HARS  Harris Financial Inc. (MHC)          1.01        12.65
HAVN  Haven Bancorp Inc.                   0.54         9.01
HBBI  Home Building Bancorp                0.73         5.35
HBEI  Home Bancorp of Elgin Inc.           0.70         2.65
HBFW  Home Bancorp                         0.89         6.61
HBNK  Highland Federal Bank FSB            1.34        18.04
HBS   Haywood Bancshares Inc.              2.18        15.52
HCBB  HCB Bancshares Inc.                 (0.01)       (0.08)




                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
HCFC  Home City Financial Corp.      19.61   19.61    0.00  15.19    20.24    26.57     0.95   77.27     0.82  4.16     0.73   77.27
HEMT  HF Bancorp Inc.                 7.93    6.70   16.67   6.07     8.34    15.48     1.94   41.66     1.65 20.74     0.81   24.89
HFFB  Harrodsburg First Fin Bancorp  26.92   26.92    0.00  21.10    27.21    43.05     0.00   NA        0.00  0.00     0.38   59.81
HFFC  HF Financial Corp.              9.43    9.42    0.01   7.47    10.26    12.62     0.55  196.34     0.48  5.12     1.08  173.70
HFGI  Harrington Financial Group      4.84    4.84    0.00   6.09     4.88    31.27     0.35   60.57     0.20  4.17     0.21   20.13
HFNC  HFNC Financial Corp.           18.81   18.81    0.00  16.70    19.66    31.41     0.99  107.36     0.92  4.90     1.06   92.55
HFSA  Hardin Bancorp Inc.            11.53   11.53    0.00  10.00    11.71    26.82     0.17  211.11     0.09  0.79     0.36  195.33
HHFC  Harvest Home Financial Corp.   11.81   11.81    0.00  NA       11.95    NA        0.22  117.00     0.11  0.97     0.26  117.00
HIFS  Hingham Instit. for Savings     9.71    9.71    0.00  NA       10.41    NA        1.16   78.90     0.89  9.19     0.91   78.90
HMCI  HomeCorp Inc.                   6.83    6.83    0.00   5.46     7.32     9.09     0.66   91.94     2.16 31.58     0.61   22.97
HMLK  Hemlock Federal Financial Corp 19.31   19.31    0.00  13.16    19.77    38.90     0.00   NA        0.00  0.00     1.22   NA
HMNF  HMN Financial Inc.             14.88   14.88    0.00  10.68    15.32    24.62     0.08  922.02     0.07  0.44     0.71  465.21
HOMF  Home Federal Bancorp            8.66    8.42    2.95   8.16     9.20    12.06     0.49  129.66     0.48  5.56     0.63  112.57
HPBC  Home Port Bancorp Inc.         10.67   10.67    0.00  10.66    11.97    NA        0.00   NA        0.00  0.00     1.54   NA
HRBF  Harbor Federal Bancorp Inc.    13.06   13.06    0.00  NA       13.25    NA        0.15  189.19     0.10  0.78     0.28  189.19
HRZB  Horizon Financial Corp.        15.64   15.64    0.00  15.59    16.31    29.30     0.00   NA        0.00  0.00     0.85   NA
HTHR  Hawthorne Financial Corp.       6.16    6.16    0.00   7.41     7.64    11.99     7.35   23.12     8.07 31.10     1.70   18.43
HWEN  Home Financial Bancorp         17.55   17.55    0.00  14.95    18.18    25.47     1.90   38.19     1.70  9.71     0.73   36.51
HZFS  Horizon Financial Svcs Corp.    9.95    9.95    0.00  NA       NA       NA       NA      NA       NA    NA       NA      NA
IBSF  IBS Financial Corp.            17.42   17.42    0.00  17.24    17.57    61.60     0.39  130.07     0.13  0.75     0.50  110.72
IFSB  Independence Federal Svgs Bank  6.88    6.14   11.58   6.11     7.08    14.94     2.39   13.56     2.02 29.30     0.32    9.82
INBI  Industrial Bancorp Inc.        17.18   17.18    0.00  15.72    17.66    30.02     0.15  363.60     0.14  0.79     0.54  193.84
INCB  Indiana Community Bank SB      12.17   12.17    0.00  14.00    12.88    18.70     0.13  693.75     0.13  1.08     0.90  541.46
IPSW  Ipswich Savings Bank            5.61    5.61    0.00   5.54     6.44    11.28     0.42  257.34     0.84 15.05     1.09   97.31
ISBF  ISB Financial Corp.            12.04   10.43   14.93  10.21    12.56    20.04    NA      NA       NA    NA        0.80   NA
ITLA  ITLA Capital Corp.             10.72   NA      NA     NA       11.94    13.00    NA      NA       NA    NA        1.45   NA
IWBK  InterWest Bancorp Inc.          6.34    6.24    1.78   6.62     6.77    NA        0.43  178.44     0.58  9.09     0.77   73.44
JOAC  Joachim Bancorp Inc.           28.16   28.16    0.00  23.10    28.38    46.20     0.25  130.00     0.17  0.61     0.32  109.86
JSB   JSB Financial Inc.             23.21   23.21    0.00  NA       23.59    NA       NA      NA       NA    NA        0.61   NA
JSBA  Jefferson Savings Bancorp       8.54    6.75   22.42   7.03     9.18    13.20     0.18  462.46     0.46  5.34     0.84  140.15
JXSB  Jacksonville Savings Bk (MHC)  10.49   10.49    0.00  10.22    10.98    15.17     0.75   81.07     0.66  6.32     0.61   72.96
JXVL  Jacksonville Bancorp Inc.      14.92   14.92    0.00  13.77    15.45    27.90     0.76   91.63     0.78  5.23     0.70   67.63
KFBI  Klamath First Bancorp          14.74   NA      NA     11.06    14.87    23.12     0.05  510.24     0.03  0.18     0.23  510.24
KNK   Kankakee Bancorp Inc.          11.43   10.85    5.71   9.02    12.06    16.32     0.55  162.42     0.80  6.97     0.90   60.22
KSAV  KS Bancorp Inc.                13.24   13.23    0.03  NA       13.53    NA        0      NA        0.06  0.43     0.35  509.52
KSBK  KSB Bancorp Inc.                7.36    7.02    4.93   6.79     8.19    11.02     1.73   61.53     1.39 18.89     1.07   52.04
KYF   Kentucky First Bancorp Inc.    16.70   16.70    0.00  15.14    17.13    28.44     0.07   NA        0.04  0.23     0.76  457.83
LARK  Landmark Bancshares Inc.       13.79   13.79    0.00  12.15    14.18    26.59     0.07  873.27     0.04  0.32     0.57  123.70
LARL  Laurel Capital Group Inc.      10.47   10.47    0.00  10.19    11.35    21.37     0.55  225.74     0.43  4.15     1.25  201.97
LFBI  Little Falls Bancorp Inc.      11.68   10.87    7.77   8.04    12.03    22.13     1.68   45.47     0.90  7.67     0.77   38.49
LFCO  Life Financial Corp.           16.82   16.82    0.00   6.50    17.46    13.89    NA      NA       NA    NA        0.83   NA
LFED  Leeds Federal Savings Bk (MHC) 16.29   16.29    0.00  15.92    16.47    35.39     0.05  609.09     0.03  0.19     0.31  609.09
LIFB  Life Bancorp Inc.              10.72   10.45    2.76   8.98    11.30    22.46     0.75  176.99     0.41  3.83     1.32  141.46
LISB  Long Island Bancorp Inc.        9.21    9.13    0.93   7.75     9.78    16.22     1.28   71.97     0.91  9.83     0.92   63.07
LOGN  Logansport Financial Corp.     18.89   18.89    0.00  18.90    19.17    35.56     0.52   74.21     0.49  2.62     0.39   55.66
LONF  London Financial Corporation   19.66   19.66    0.00  15.60    20.15    30.10     1.03   61.11     0.80  4.07     0.63   61.11
LSBI  LSB Financial Corp.             8.63    8.63    0.00   8.07     9.37    11.48     1.18   69.89     1.05 12.14     0.83   69.89
LSBX  Lawrence Savings Bank           9.52    9.52    0.00   9.45    10.56    18.54     1.06  221.30     0.66  6.98     2.35  156.71
LVSB  Lakeview Financial             12.22   10.65   14.33   7.60    12.89    16.99     1.67   89.5      1.13  9.29     1.50   59.43
LXMO  Lexington B&L Financial Corp.  28.32   28.32    0.00  23.30    28.69    44.10     0.62   78.37     0.48  1.68     0.49   78.37
MAFB  MAF Bancorp Inc.                7.79    6.91   12.15   7.04     8.34    14.81     0.41  168.83     0.38  4.82     0.69  128.75
MARN  Marion Capital Holdings        21.95   21.95    0.00  20.30    23.08    31.40     1.23  108.01     1.08  4.94     1.32  104.36
MASB  MASSBANK Corp.                 10.78   10.64    1.50   9.81    11.02    34.04     0.43  193.81     0.16  1.44     0.84  113.84
MBB   MSB Bancorp Inc.                9.84    6.23   39.05   6.23    NA       NA       NA      NA       NA    NA       NA      NA
MBBC  Monterey Bay Bancorp Inc.      11.51   10.76    7.30   9.11    11.90    17.52     1.05   57.32     0.76  6.58     0.60   51.39
MBLF  MBLA Financial Corp.           12.65   12.65    0.00  12.01    12.94    32.63     0.99   50.27     0.57  4.53     0.50   50.27
MBSP  Mitchell Bancorp Inc.          41.35   41.35    0.00  33.60    41.88    57.00     2.37   26.45     2.25  5.45     0.63   23.36
MCBN  Mid-Coast Bancorp Inc.          8.58    8.58    0.00   8.33     9.11    14.96     0.67   95.27     0.55  6.41     0.64   82.14
MCBS  Mid Continent Bancshares Inc.   9.39    9.39    0.00   8.52     9.49    22.60     0.25   73.49     0.15  1.55     0.19   71.76
MDBK  Medford Savings Bank            9.02    8.50    6.29   8.53     9.61    15.90     0.48  235.75     0.27  3.02     1.12  219.01
MECH  Mechanics Savings Bank         10.41   10.41    0.00   9.82    NA       NA       NA      NA        0.91  8.72    NA      NA
MERI  Meritrust Federal SB            8.26    8.26    0.00   8.10     8.53    18.06     0.42  125.29     0.25  3.00     0.52   70.30
METF  Metropolitan Financial Corp.    4.03    3.69    8.74   5.46     4.66     8.63     0.41  203.68     0.54 13.35     0.84  107.95
MFBC  MFB Corp.                      13.10   13.10    0.00  12.43    13.24    25.40     0.00   NA        0.00  0.00     0.18  141.76


                                         Profitability
                                          as of The Most
                                         Recent Quarter
                                        -----------------


                                       Return       Return
                                       on Avg       on Avg
                                       Assets       Equity
Ticker      Short Name                   (%)          (%)
-----------------------------          -------      ---------
HCFC  Home City Financial Corp.           1.39         6.94
HEMT  HF Bancorp Inc.                     0.20         2.44
HFFB  Harrodsburg First Fin Bancorp       1.39         5.23
HFFC  HF Financial Corp.                  1.15        12.55
HFGI  Harrington Financial Group          0.26         5.07
HFNC  HFNC Financial Corp.                1.85        10.06
HFSA  Hardin Bancorp Inc.                 0.65         5.31
HHFC  Harvest Home Financial Corp.        0.80         6.60
HIFS  Hingham Instit. for Savings         1.26        13.12
HMCI  HomeCorp Inc.                       0.58         8.75
HMLK  Hemlock Federal Financial Corp      1.03         5.41
HMNF  HMN Financial Inc.                  1.07         7.35
HOMF  Home Federal Bancorp                1.42        16.70
HPBC  Home Port Bancorp Inc.              1.65        15.56
HRBF  Harbor Federal Bancorp Inc.         0.76         5.84
HRZB  Horizon Financial Corp.             1.56        10.00
HTHR  Hawthorne Financial Corp.           1.47        24.23
HWEN  Home Financial Bancorp              0.76         4.43
HZFS  Horizon Financial Svcs Corp.        1.14        11.52
IBSF  IBS Financial Corp.                 0.70         3.99
IFSB  Independence Federal Svgs Bank      0.99        14.77
INBI  Industrial Bancorp Inc.             1.40         8.06
INCB  Indiana Community Bank SB           0.32         2.57
IPSW  Ipswich Savings Bank                1.17        20.59
ISBF  ISB Financial Corp.                 0.74         6.16
ITLA  ITLA Capital Corp.                  1.46        13.42
IWBK  InterWest Bancorp Inc.              1.08        16.65
JOAC  Joachim Bancorp Inc.                0.93         3.25
JSB   JSB Financial Inc.                  2.23         9.73
JSBA  Jefferson Savings Bancorp           0.83         9.86
JXSB  Jacksonville Savings Bk (MHC)       0.56         5.41
JXVL  Jacksonville Bancorp Inc.           1.75        11.48
KFBI  Klamath First Bancorp               0.99         5.90
KNK   Kankakee Bancorp Inc.               0.86         7.66
KSAV  KS Bancorp Inc.                     1.10         8.19
KSBK  KSB Bancorp Inc.                    1.21        16.68
KYF   Kentucky First Bancorp Inc.         1.21         7.26
LARK  Landmark Bancshares Inc.            1.10         7.89
LARL  Laurel Capital Group Inc.           1.48        14.41
LFBI  Little Falls Bancorp Inc.           0.59         4.70
LFCO  Life Financial Corp.                6.43        34.47
LFED  Leeds Federal Savings Bk (MHC)      1.24         7.66
LIFB  Life Bancorp Inc.                   0.93         8.71
LISB  Long Island Bancorp Inc.            0.88         9.58
LOGN  Logansport Financial Corp.          1.41         7.39
LONF  London Financial Corporation        0.85         4.30
LSBI  LSB Financial Corp.                 0.83         9.62
LSBX  Lawrence Savings Bank               1.76        19.33
LVSB  Lakeview Financial                  1.54        14.17
LXMO  Lexington B&L Financial Corp.       1.52         5.43
MAFB  MAF Bancorp Inc.                    1.10        14.00
MARN  Marion Capital Holdings             1.50         6.72
MASB  MASSBANK Corp.                      1.12        10.53
MBB   MSB Bancorp Inc.                    0.62         6.62
MBBC  Monterey Bay Bancorp Inc.           0.50         4.44
MBLF  MBLA Financial Corp.                0.89         7.13
MBSP  Mitchell Bancorp Inc.               1.44         3.50
MCBN  Mid-Coast Bancorp Inc.              0.82         9.90
MCBS  Mid Continent Bancshares Inc.       1.18        11.85
MDBK  Medford Savings Bank                0.99        11.07
MECH  Mechanics Savings Bank              0.92         8.95
MERI  Meritrust Federal SB                1.14        13.75
METF  Metropolitan Financial Corp.        0.71        17.67
MFBC  MFB Corp.                           0.79         6.00




                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
MFCX  Marshalltown Financial Corp.   16.16   16.16    0.00  12.47    16.26    32.99     0.00   NA        0.00  0.00     0.19   NA
MFFC  Milton Federal Financial Corp. 12.57   12.57    0.00  10.34    12.83    22.83     0.25  176.18     0.15  1.21     0.44   91.98
MFLR  Mayflower Co-operative Bank     9.68    9.54    1.68   9.68    10.57    16.70     1.19  127.05     0.81  8.36     1.52   92.14
MFSL  Maryland Federal Bancorp        8.48   NA      NA      7.90     8.89    15.61     0.40  115.79     0.45  5.31     0.46   85.54
MIFC  Mid-Iowa Financial Corp.        9.35    9.34    0.12   7.57     9.59    19.10     0.03   NA        0.02  0.17     0.45   NA
MIVI  Mississippi View Holding Co.   17.61   17.61    0.00  16.32    NA       33.17    NA      NA       NA    NA       NA      NA
MLBC  ML Bancorp Inc.                 6.92    6.49    6.70   5.45     7.69    NA        0.80  213.57     0.43  6.19     1.71  178.98
MONT  Montgomery Financial Corp.     19.14   19.14    0.00  14.62    19.32    22.49     0.71   28.59     0.73  3.84     0.20   24.43
MRKF  Market Financial Corp.         35.00   35.00    0.00  22.90    35.09    68.30     0.00   NA        0.00  0.00     0.20   12.24
MSBF  MSB Financial Inc.             16.54   16.54    0.00  12.89    16.95    21.63     0.02   NA        0.02  0.13     0.45   40.20
MSBK  Mutual Savings Bank FSB         6.37    6.37    0.00   6.47     6.67    15.89     0.05   NA        0.05  0.73     0.64  650.66
MWBI  Midwest Bancshares Inc.         6.92    6.92    0.00   6.09     7.40    14.23     0.81   96.78     0.81 11.76     0.79   59.23
MWBX  MetroWest Bank                  7.47    7.47    0.00   7.58     8.65    11.32     0.71  218.22     0.69  9.20     1.55  131.24
MWFD  Midwest Federal Financial       8.81    8.52    3.58   7.09     9.60    10.32     0.07   NA        0.12  1.35     1.05  658.13
NASB  North American Savings Bank     7.68    7.44    3.36   7.70     8.52    13.00     2.97   32.94     3.11 40.56     0.98   27.16
NBN   Northeast Bancorp               7.71    6.96   10.49   6.99     8.67    12.21     1.09  112.63     1.03 13.34     1.22   93.77
NBSI  North Bancshares Inc.          13.43   13.43    0.00  11.81    13.60    32.16     0.00   NA        0.00  0.00     0.27   NA
NEIB  Northeast Indiana Bancorp      14.37   14.37    0.00  12.09    14.97    20.03     0.19  353.23     0.17  1.20     0.67  350.00
NHTB  New Hampshire Thrift Bncshrs    7.82    6.79   14.10   6.43     8.74    11.92     0.52  219.29     0.61  7.80     1.14  151.10
NASB  NewMil Bancorp Inc.            10.17   10.17    0     10.35    11.92    20.26     1.75  186.1      1.05 10.34     3.26  128.18
NSLB  NS&L Bancorp Inc.              19.56   19.56    0.00  15.00    19.63    35.10     0.03  466.67     0.02  0.08     0.13  210
NSSB  Norwich Financial Corp.        11.67   10.71    9.22  10.37    13.56    14.80     1.33  203.29     1.20 10.27     2.71  158.13
NSSY  NSS Bancorp Inc.                7.82    7.59    3.25   7.76     8.86    15.30     1.88   81.61     1.35 17.25     1.54   NA
NTMG  Nutmeg Federal S&LA             8.37    8.37    0.00   8.25     8.86    13.81     0.54  101.63     0.77  9.23     0.55   40.69
NWEQ  Northwest Equity Corp.         11.69   11.69    0.00  NA       12.17    NA        1.37   43.08     1.17 10.00     0.59   41.26
NWSB  Northwest Savings Bank (MHC)    9.64    9.15    5.59   8.97    10.29    18.32     0.72  120.38     0.77  7.95     0.87   85.90
NYB   New York Bancorp Inc.           5.21    5.21    0.00   5.11     5.79    11.83     1.11   82.89     0.74 14.15     0.92   65.33
OCFC  Ocean Financial Corp.          15.17   15.17    0.00  11.89    15.61    30.15     0.89   96.09     0.52  3.44     0.86   83.85
OCN   Ocwen Financial Corp.          13.62   13.31    2.60  10.48    14.39    13.99    NA      NA       NA    NA        1.13   NA
OFCP  Ottawa Financial Corp.          8.74    7.18   19.21  NA        9.11    NA        0.28  154.47     0.27  3.11     0.43  106.15
OHSL  OHSL Financial Corp.           10.92   10.92    0.00   9.17    11.15    17.42     0.04  777.94     0.03  0.27     0.31  121.89
OSFS  Ohio State Financial Services  14.45   14.45    0.00  14.80    14.86    30.50     0.58   97.92     0.42  2.91     0.57   97.92
OTFC  Oregon Trail Financial Corp.    9.83    9.83    0.00   9.76    10.10    21.45     0.12  331.90     0.10  1.05     0.41  257.62
PALM  Palfed Inc.                     8.52    8.52    0.00   6.90     9.60    10.50     1.38   94.27     2.04 23.92     1.30   53.36
PBCI  Pamrapo Bancorp Inc.           12.91   12.83    0.70  12.82    13.59    27.59     2.71   44.5      1.92 14.87     1.21   28.48
PBCT  People's Bank (MHC)             9.02    9.01    0.11   8.40    10.13    13.90     1.07  154.97     0.76  8.40     1.66  146.25
PBHC  Oswego City Savings Bk (MHC)   11.94   10.23   15.99   9.84    12.34    16.90     1.03   64.65     0.91  7.58     0.67   43.96
PBKB  People's Bancshares Inc.        4.10    3.94    4.11   5.97     4.69    11.57     0.95  114.27     0.53 13.02     1.08  110.55
PCBC  Perry County Financial Corp.   19.20   19.20    0.00  16.2     19.23    72.6      0.18  104.17     0.03  0.15     0.19  104.17
PDB   Piedmont Bancorp Inc.          16.43   16.43    0.00  15.37    17.10    28.59     0.76  106.35     0.63  3.86     0.81   75.98
PEEK  Peekskill Financial Corp.      25.73   25.73    0.00  24.87    26.07    96.81     2.33   57.97     0.71  2.75     1.35   27.98
PERM  Permanent Bancorp Inc.          9.46    9.35    1.31   8.44     9.97    21.01     2.08   48.17     1.07 11.32     1.00   47.01
PERT  Perpetual Bank (MHC)           11.83   11.83    0.00  10.90    12.42    19.00     0.15  570.30     0.12  1.00     0.87  502.32
PFDC  Peoples Bancorp                15.20   15.20    0.00  12.60    15.51    26.80     0.31  121.58     0.34  2.24     0.38   83.87
PFED  Park Bancorp Inc.              23.14   23.14    0.00  15.90    23.42    43.60     0.52  138.5      0.24  1.04     0.72  118.76
PFFB  PFF Bancorp Inc.               10.06    9.96    1.05   8.51    11.10    16.47     1.78   80.73     1.61 15.96     1.44   64.39
PFFC  Peoples Financial Corp.        27.21   27.21    0.00  20.00    27.44    45.30     0.00   NA        0.00  0.00     0.39   NA
PFNC  Progress Financial Corp.        5.33    4.78   10.81   6.70     6.11    10.58     0.69  160.46     1.37 25.69     1.11   37.27
PFSB  PennFed Financial Services Inc  7.33    6.27   15.31   5.71     7.52    12.33     0.71   39.41     0.61  8.39     0.28   32.20
PFSL  Pocahontas FS&LA (MHC)          6.36    6.36    0.00   6.36     6.82    16.56     0.23  481.94     0.10  1.52     1.12  308.72
PHBK  Peoples Heritage Finl Group     7.45    6.43   14.64   8.62     8.49    14.26     0.95  162.28     0.75 10.13     1.55  121.04
PHFC  Pittsburgh Home Financial Corp 10.54   10.44    1.05  22.59    11.06    10.26     2.03   38.30     1.69 16.01     0.78   30.77
PHSB  Peoples Home Savings Bk (MHC)  13.67   13.67    0.00  13.20    14.34    28.00     0.80  172.12     0.40  2.91     1.37  148.08
PKPS  Poughkeepsie Financial Corp.    8.42    8.42    0.00   7.06     9.42    12.10     3.96   33.92     3.58 42.47     1.34   23.86
PLSK  Pulaski Savings Bank (MHC)     11.98   11.98    0.00  11.98    12.52    29.17     1.14   83.38     0.65  5.39     0.95   83.38
PMFI  Perpetual Midwest Financial     8.51    8.51    0.00   7.95     9.22    12.24     0.33  259.53     0.29  3.42     0.86  240.42
PRBC  Prestige Bancorp Inc.          11.21   11.21    0.00  11.24    11.48    23.95     0.47   84.2      0.33  2.93     0.40   82.34
PROV  Provident Financial Holdings   13.33   13.33    0.00   9.59    14.21    15.01    NA      NA       NA    NA        0.98   NA
PSBK  Progressive Bank Inc.           8.73    7.93    9.93   7.75     9.82    15.34     1.31  125.50     0.92 10.56     1.65  115.80
PSFC  Peoples-Sidney Financial Corp. 25.30   25.30    0.00  16.90    25.70    27.70     0.87   51.50     0.78  3.08     0.45   40.10
PSFI  PS Financial Inc.              37.32   37.32    0.00  37.33    37.54   110.85     1.64   31.79     0.68  1.83     0.52   31.79
PTRS  Potters Financial Corp.         8.81    8.81    0.00   7.98    10.53    17.63     0.68  389.09     0.44  5.00     2.65  389.09
PULB  Pulaski Bank, Svgs Bank (MHC)  13.04   13.04    0.00  13.00    13.31    30.20     0.22  150.32     0.20  1.56     0.33   41.41
PULS  Pulse Bancorp                   8.21    8.21    0.00   7.63     8.66    27.74     2.18   83.43     0.56  6.85     1.82   59.52


                                          Profitability
                                           as of The Most
                                          Recent Quarter
                                         -----------------


                                        Return       Return
                                        on Avg       on Avg
                                        Assets       Equity
Ticker      Short Name                    (%)          (%)
-----------------------------           -------      ---------
MFCX  Marshalltown Financial Corp.         0.57         3.58
MFFC  Milton Federal Financial Corp.       0.68         5.29
MFLR  Mayflower Co-operative Bank          1.05        11.03
MFSL  Maryland Federal Bancorp             0.83         9.88
MIFC  Mid-Iowa Financial Corp.             1.62        17.62
MIVI  Mississippi View Holding Co.         1.07         5.86
MLBC  ML Bancorp Inc.                      0.74        10.77
MONT  Montgomery Financial Corp.           0.89         4.65
MRKF  Market Financial Corp.               1.15         3.30
MSBF  MSB Financial Inc.                   1.54         9.16
MSBK  Mutual Savings Bank FSB              0.12         1.86
MWBI  Midwest Bancshares Inc.              1.13        16.37
MWBX  MetroWest Bank                       1.36        18.19
MWFD  Midwest Federal Financial            1.48        16.98
NASB  North American Savings Bank          1.57        20.06
NBN   Northeast Bancorp                    0.84        10.96
NBSI  North Bancshares Inc.                0.37         2.69
NEIB  Northeast Indiana Bancorp            1.28         8.66
NHTB  New Hampshire Thrift Bncshrs         0.95        12.64
NASB  NewMil Bancorp Inc.                  0.88         8.67
NSLB  NS&L Bancorp Inc.                    0.94         4.78
NSSB  Norwich Financial Corp.              1.19        10.36
NSSY  NSS Bancorp Inc.                     0.72         9.02
NTMG  Nutmeg Federal S&LA                  0.63         8.64
NWEQ  Northwest Equity Corp.               1.06         9.23
NWSB  Northwest Savings Bank (MHC)         0.92         9.68
NYB   New York Bancorp Inc.                1.70        32.90
OCFC  Ocean Financial Corp.                0.98         6.37
OCN   Ocwen Financial Corp.                2.77        26.47
OFCP  Ottawa Financial Corp.               0.80         9.22
OHSL  OHSL Financial Corp.                 0.86         7.84
OSFS  Ohio State Financial Services        1.07         7.50
OTFC  Oregon Trail Financial Corp.        NA           NA
PALM  Palfed Inc.                          0.56         6.75
PBCI  Pamrapo Bancorp Inc.                 1.36        10.63
PBCT  People's Bank (MHC)                  1.16        13.67
PBHC  Oswego City Savings Bk (MHC)         1.01         8.49
PBKB  People's Bancshares Inc.             0.75        15.51
PCBC  Perry County Financial Corp.         1.14         6.10
PDB   Piedmont Bancorp Inc.                1.34         7.97
PEEK  Peekskill Financial Corp.            1.13         4.38
PERM  Permanent Bancorp Inc.               0.60         6.39
PERT  Perpetual Bank (MHC)                 1.06         8.77
PFDC  Peoples Bancorp                      1.53        10.08
PFED  Park Bancorp Inc.                    1.03         4.49
PFFB  PFF Bancorp Inc.                     0.50         4.97
PFFC  Peoples Financial Corp.              0.92         3.39
PFNC  Progress Financial Corp.             0.84        15.98
PFSB  PennFed Financial Services Inc       0.80        10.98
PFSL  Pocahontas FS&LA (MHC)               0.66        10.39
PHBK  Peoples Heritage Finl Group          1.31        16.91
PHFC  Pittsburgh Home Financial Corp       0.86         8.03
PHSB  Peoples Home Savings Bk (MHC)        0.91         6.80
PKPS  Poughkeepsie Financial Corp.         0.48         5.71
PLSK  Pulaski Savings Bank (MHC)           0.73         6.12
PMFI  Perpetual Midwest Financial          0.55         6.51
PRBC  Prestige Bancorp Inc.                0.59         5.27
PROV  Provident Financial Holdings         0.93         6.90
PSBK  Progressive Bank Inc.                0.99        11.52
PSFC  Peoples-Sidney Financial Corp.       1.31         5.18
PSFI  PS Financial Inc.                    1.98         5.25
PTRS  Potters Financial Corp.              0.91        10.07
PULB  Pulaski Bank, Svgs Bank (MHC)        1.19         9.16
PULS  Pulse Bancorp                        1.10        13.55




                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
PVFC  PVF Capital Corp.               7.18    7.18    0.00   7.38     7.86    10.55     0.83   86.55     1.13 15.79     0.72   57.57
PVSA  Parkvale Financial Corporation  7.72    7.67    0.65   7.09     9.15    14.52     0.35  551.02     0.26  3.38     1.91  547.66
PWBC  PennFirst Bancorp Inc.          8.37   NA      NA     NA        8.96    NA        1.50   96.88     0.68  8.07     1.45   87.79
PWBK  Pennwood Bancorp Inc.          18.34   18.34    0.00  NA       18.97    NA        1.42   73.41     0.94  5.12     1.04   42.39
QCBC  Quaker City Bancorp Inc.        8.46    8.46    0.00   7.14     9.36    13.06     1.28   89.96     1.35 15.92     1.15   67.38
QCFB  QCF Bancorp Inc.               16.45   16.45    0     NA       17.27    NA        0.52  383.78     0.24  1.45     2     345.09
QCSB  Queens County Bancorp Inc.     11.22   11.22    0.00  10.32    11.83    16.85     0.50  138.71     0.53  4.74     0.69   89.32
RARB  Raritan Bancorp Inc.            7.37    7.26    1.53   7.42     8.18    13.43     0.57  223.05     0.39  5.29     1.26  208.57
REDF  RedFed Bancorp Inc.             8.32   NA      NA      7.81    NA       11.85    NA      NA        1.81 21.76    NA      NA
RELI  Reliance Bancshares Inc.       48.31   48.31    0.00  46.44    48.63    70.47     0.00   NA        0.00  0.00     0.56   NA
RELY  Reliance Bancorp Inc.           8.26    6.20   26.55  NA        8.54    NA       NA      NA       NA    NA        0.62   NA
RIVR  River Valley Bancorp           12.39   12.23    1.49  16.13    13.23    31.25     0.53  193.60     0.49  3.97     1.03  170.62
ROSE  TR Financial Corp.              6.24    6.24    0.00   6.27     6.64    18.56     0.89   85.30     0.50  7.99     0.76   74.97
RSLN  Roslyn Bancorp Inc.            17.64   17.57    0.48  12.52    18.33    28.53     0.94  276.76     0.27  1.52     2.60  257.00
RVSB  Riverview Bancorp Inc.         20.75   20.13    3.70  12.90    21.07    26.30     0.25  226.93     0.14  0.68     0.58  226.93
SBFL  SB of the Finger Lakes (MHC)    9.34    9.34    0.00   9.22     9.85    23.73     0.90  121.93     0.50  5.33     1.10  103.35
SBOS  Boston Bancorp (The)           12.34   12.34    0.00  10.06    12.45    26.75     1.41   42.86     0.65  5.23     0.61   18.09
SCBS  Southern Community Bancshares  21.32   21.32    0.00  NA       22.47    NA        3.67   52.99     2.16 10.15     1.94   46.17
SCCB  S. Carolina Community Bancshrs 25.67   25.67    0.00  23.10    26.30    48.70     1.10   73.80     1.06  4.12     0.81   59.43
SFED  SFS Bancorp Inc.               12.47   12.47    0.00  NA       NA       NA       NA      NA       NA    NA       NA      NA
SFFC  StateFed Financial Corp.       17.53   17.53    0.00  10.42    17.79    18.56     2.28   14.63     2.19 12.51     0.33   10.16
SFIN  Statewide Financial Corp.       9.36    9.35    0.17   8.37     9.76    22.15     0.64  132.09     0.33  3.56     0.84  104.03
SFNB  Security First Network Bank    35.16   34.83    1.44  40.30    35.29    NA       NA      NA       NA    NA        1.28   NA
SFSB  SuburbFed Financial Corp.       6.63    6.61    0.33  NA        6.83    NA       NA      NA       NA    NA        0.30   NA
SFSL  Security First Corp.            9.26    9.13    1.55   7.91    10.01    11.21     0.37  226.56     0.33  3.57     0.84  226.25
SGVB  SGV Bancorp Inc.                7.44    7.33    1.53   6.45     7.74    14.23     1.08   37.81     1.06 14.21     0.41   29.26
SHEN  First Shenango Bancorp Inc.    11.62   11.62    0      9.43    12.39    19.10     0.46  254.17     0.51  4.41     1.17  149.56
SHSB  SHS Bancorp Inc.                5.37    5.37    0.00   5.38     5.88    12.46     2.02   37.37     1.42 26.43     0.75   35.26
SISB  SIS Bancorp Inc.                7.36    7.36    0.00   7.13     8.63    13.07     0.66  405.76     0.33  4.42     2.67  379.00
SKAN  Skaneateles Bancorp Inc.        7.00    6.81    2.88   6.79     7.84    11.29     1.62   60.52     1.78 25.49     0.98   41.25
SKBO  First Carnegie Deposit (MHC)   16.45   16.45    0.00  16.4     16.73    59       NA      NA       NA    NA        0.68   NA
SMBC  Southern Missouri Bancorp Inc. 16.46   16.46    0.00  13.35    16.90    25.62     1.27   51.16     0.89  5.44     0.65   49.20
SMFC  Sho-Me Financial Corp.          9.03    9.03    0.00   7.95     9.58    14.77     0.15  425.56     0.29  3.21     0.63  190.55
SOBI  Sobieski Bancorp Inc.          14.78   14.78    0.00  11.20    15.01    26.80     0.16  188.68     0.13  0.85     0.31  188.68
SOPN  First Savings Bancorp Inc.     23.01   23.01    0.00  22.92    23.21    50.87     0.44   70.15     0.29  1.27     0.31   70.15
SOSA  Somerset Savings Bank           6.60    6.60    0.00   6.62     8.03    10.7      5.93   31.60     5.91 89.61     1.87   24.16
SPBC  St. Paul Bancorp Inc.           8.99    8.97    0.28   8.60     9.74    16.65     0.26  424.17     0.23  2.51     1.10  210.72
SRN   Southern Banc Co.              17.08   16.95    0.90  NA       17.15    NA        0.00   NA        0.00  0.00     0.20   NA
SSB   Scotland Bancorp Inc.          37.03   37.03    0.00  29.27    37.38    58.40     0.00   NA        0.00  0.00     0.50   NA
SSFC  South Street Financial Corp.   25.25   25.25    0.00  24.98    25.42    73.53     0.57   67.30     0.27  1.07     0.39   65.44
SSM   Stone Street Bancorp Inc.      29.57   29.57    0.00  NA       30.10    NA        0.00   NA        0.00  0.00     0.62  229.34
STFR  St. Francis Capital Corp.       7.81    6.98   11.42  NA        8.18    NA        0.4   207.08     0.21  2.63     0.83   NA
STSA  Sterling Financial Corp.        5.25    4.83    8.47   7.46     5.71    13.71     0.45  183.74     0.47  9.02     0.82   96.70
SVRN  Sovereign Bancorp Inc.          5.08    4.31   15.92   5.31     5.73    12.14     0.73  125.97     0.60 11.77     0.92   99.50
SWBI  Southwest Bancshares           11.34   11.34    0.00   7.77    11.55    13.81     0.28  101.05     0.20  1.79     0.28  101.05
SWCB  Sandwich Bancorp Inc.           7.93    7.65    3.89  NA        8.70    NA       NA      NA       NA    NA        1.06   NA
SZB   SouthFirst Bancshares Inc.     14.00   14.00    0.00  14.00    14.29    23.27     0.50   78.95     0.53  3.81     0.40   39.15
THR   Three Rivers Financial Corp.   13.77   13.73    0.35  11.71    14.29    22.64     1.23   62.42     0.87  6.30     0.77   59.98
THRD  TF Financial Corporation       11.63   10.41   11.69   6.90    11.97    17.43     0.50  163.39     0.27  2.29     0.82  128.49
TPNZ  Tappan Zee Financial Inc.      17.15   17.15    0.00  13.60    17.70    38.80     2.48   47.26     1.16  6.74     1.17   32.52
TRIC  Tri-County Bancorp Inc.        15.31   15.31    0.00  13.24    15.78    35.78     0.00   NA        0.00  0.00     1.05   NA
TSBS  Peoples Bancorp Inc. (MHC)     16.92   15.49   10.02  15.48    17.42    26.48     1.16   68.57     0.75  4.43     0.80   55.06
TSH   Teche Holding Co.              13.14   13.14    0.00  11.60    13.96    21.93     0.30  319.98     0.27  2.04     0.96  304.97
TWIN  Twin City Bancorp              12.94   12.94    0.00  12.14    13.08    22.32     0.00   NA        0.08  0.60     0.20   88.17
UBMT  United Financial Corp.         23.29   23.29    0.00  14.20    23.36    NA        0.00   NA        0.35  1.49     0.22   14.68
UFRM  United Federal Savings Bank     7.33    7.33    0.00   7.32     8.12    10.47     0.69  132.7      0.62  8.39     0.92  101.45
USAB  USABancshares, Inc.            10.76   10.58    1.89  10.80    11.19    26.70     1.55   63.5      0.67  6.27     0.99   63.5
VABF  Virginia Beach Fed. Financial   7.15    7.15    0.00   6.92     7.89    12.68     0.14  677.24     0.50  6.98     0.95   59.40
VFFC  Virginia First Financial Corp.  7.75    7.50    3.39   7.39     8.83    11.61     1.55   76.95     2.30 29.67     1.19   47.12
WAMU  Washington Mutual Inc.          5.58    5.21    6.98  NA        6.29    NA       NA      NA       NA    NA        0.98   NA
WAYN  Wayne Svgs Community Bank(MHC)  9.54    9.54    0.00  NA        9.92    NA       NA      NA       NA    NA        0.46   NA
WBST  Webster Financial Corp.         5.34    4.63   13.90   5.74     6.14    13.69     1.00  143.53     0.72 13.55     1.43  111.52
WCBI  Westco Bancorp                 15.54   15.54    0.00  13.40    15.83    28.80     0.27  139.06     0.21  1.32     0.37  139.06
WCFB  Webster City Federal SB (MHC)  23.35   23.35    0.00  23.35    23.75    53.43     0.23  293.75     0.26  1.11     0.69  152.85


                                         Profitability
                                         as of The Most
                                         Recent Quarter
                                      -------------------------


                                         Return       Return
                                         on Avg       on Avg
                                         Assets       Equity
Ticker      Short Name                     (%)          (%)
-----------------------------            -------      ---------
PVFC  PVF Capital Corp.                     1.33        18.75
PVSA  Parkvale Financial Corporation        1.08        14.80
PWBC  PennFirst Bancorp Inc.                0.70         8.50
PWBK  Pennwood Bancorp Inc.                 1.05         5.86
QCBC  Quaker City Bancorp Inc.              0.74         8.62
QCFB  QCF Bancorp Inc.                      1.63         9.58
QCSB  Queens County Bancorp Inc.            1.46        12.78
RARB  Raritan Bancorp Inc.                  1.01        12.81
REDF  RedFed Bancorp Inc.                   1.19        14.22
RELI  Reliance Bancshares Inc.              1.36         2.72
RELY  Reliance Bancorp Inc.                 0.95        11.59
RIVR  River Valley Bancorp                  0.91         7.51
ROSE  TR Financial Corp.                    1.00        16.11
RSLN  Roslyn Bancorp Inc.                   1.35         7.10
RVSB  Riverview Bancorp Inc.                1.31        11.39
SBFL  SB of the Finger Lakes (MHC)          0.35         3.67
SBOS  Boston Bancorp (The)                  3.18        28.19
SCBS  Southern Community Bancshares         1.20         5.55
SCCB  S. Carolina Community Bancshrs        1.31         5.06
SFED  SFS Bancorp Inc.                      0.68         5.47
SFFC  StateFed Financial Corp.              1.03         5.86
SFIN  Statewide Financial Corp.             0.81         8.62
SFNB  Security First Network Bank         (33.43)      (85.49)
SFSB  SuburbFed Financial Corp.             0.68        10.34
SFSL  Security First Corp.                  1.39        14.85
SGVB  SGV Bancorp Inc.                      0.32         4.39
SHEN  First Shenango Bancorp Inc.           1.17        10.32
SHSB  SHS Bancorp Inc.                     (1.88)      (32.31)
SISB  SIS Bancorp Inc.                      0.88        12.46
SKAN  Skaneateles Bancorp Inc.              0.69        10.03
SKBO  First Carnegie Deposit (MHC)          0.62         4.88
SMBC  Southern Missouri Bancorp Inc.        0.77         4.78
SMFC  Sho-Me Financial Corp.                1.35        14.79
SOBI  Sobieski Bancorp Inc.                 0.60         4.00
SOPN  First Savings Bancorp Inc.            1.73         7.55
SOSA  Somerset Savings Bank                 1.36        21.14
SPBC  St. Paul Bancorp Inc.                 1.08        12.26
SRN   Southern Banc Co.                     0.54         3.19
SSB   Scotland Bancorp Inc.                 1.50         4.08
SSFC  South Street Financial Corp.          1.22         4.90
SSM   Stone Street Bancorp Inc.             1.46         5.01
STFR  St. Francis Capital Corp.             0.94        12.02
STSA  Sterling Financial Corp.              0.61        10.69
SVRN  Sovereign Bancorp Inc.                0.07         1.36
SWBI  Southwest Bancshares                  1.12        10.12
SWCB  Sandwich Bancorp Inc.                 0.98        12.30
SZB   SouthFirst Bancshares Inc.            0.52         3.73
THR   Three Rivers Financial Corp.          0.95         6.98
THRD  TF Financial Corporation              0.87         7.57
TPNZ  Tappan Zee Financial Inc.             0.78         4.60
TRIC  Tri-County Bancorp Inc.               0.96         6.34
TSBS  Peoples Bancorp Inc. (MHC)            1.05         6.20
TSH   Teche Holding Co.                     0.93         6.90
TWIN  Twin City Bancorp                     1.08         8.38
UBMT  United Financial Corp.                1.41         6.14
UFRM  United Federal Savings Bank           0.71         9.60
USAB  USABancshares, Inc.                   0.98         8.43
VABF  Virginia Beach Fed. Financial         0.72        10.36
VFFC  Virginia First Financial Corp.        0.25         3.17
WAMU  Washington Mutual Inc.               (0.54)       (9.52)
WAYN  Wayne Svgs Community Bank(MHC)        0.79         8.38
WBST  Webster Financial Corp.               0.59        10.99
WCBI  Westco Bancorp                        1.63        10.60
WCFB  Webster City Federal SB (MHC)         1.45         6.18




                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
WEFC  Wells Financial Corp.          14.22   14.22    0.00  10.96    14.58    19.27     0.22  174.11     0.23  1.59     0.39  114.71
WEHO  Westwood Homestead Fin. Corp.  27.66   27.66    0.00  22.56    27.83    36.90     0.00   NA        0.00  0.00     0.22   77.88
WES   Westcorp                        9.09    9.07    0.25   9.39    10.01    12.47     1.12  159.17     0.76  8.31     1.78  121.61
WFI   Winton Financial Corp.          7.17    7.04    1.99   6.88     7.43    10.75     0.14  210.69     0.28  3.89     0.29   84.06
WFSG  Wilshire Financial Services     5.76    5.76    0.00  NA       11.59    NA       NA      NA       NA    NA        8.13   NA
WFSL  Washington Federal Inc.        12.55   11.64    8.19  10.74    12.98    19.67     0.58  100.17     0.69  5.52     0.58   62.1
WHGB  WHG Bancshares Corp.           20.66   20.66    0.00  15.11    20.89    32.25     0.18  160.96     0.15  0.71     0.29  160.96
WOFC  Western Ohio Financial Corp.   13.87   13.06    6.65  12.10    14.38    22.60     0.56  118.98     0.44  3.19     0.66   NA
WRNB  Warren Bancorp Inc.            10.65   10.65    0.00   9.75    11.76    13.96     1.07  162.25     1.15 10.81     1.73   97.04
WSB   Washington Savings Bank, FSB    8.38    8.38    0.00   7.78     8.84    21.24     2.72   37.27     1.53 18.21     1.01   30.34
WSFS  WSFS Financial Corp.            5.54    5.51    0.72   6.76     7.26    10.73     1.55  173.18     1.21 21.88     2.68  134.95
WSTR  WesterFed Financial Corp.      10.62    8.75   19.33   8.41    11.10    14.19     0.35  203.21     0.24  2.26     0.72  116.74
WVFC  WVS Financial Corp.            12.00   12.00    0.00  11.70    12.70    26.10     0.34  361.83     0.19  1.61     1.21  361.83
WWFC  Westwood Financial Corp.        9.32    8.42   10.54   7.18     9.53    19.80     0.00   NA        0.00  0.00     0.58  158.78
WYNE  Wayne Bancorp Inc.             12.43   12.43    0.00  10.18    13.22    23.21     1.34   88.41     0.89  7.20     1.18   88.41
YFCB  Yonkers Financial Corporation  14.02   14.02    0.00  12.05    14.37    32.08     0.81   96.05     0.48  3.46     0.78   72.05
YFED  York Financial Corp.            8.85    8.85    0.00   7.69     9.45    12.29     0.16  437.40     1.30 14.72     0.69   23.98
                                ----------------------------------------------------------------------------------------------------
      Average                        12.50   12.28    2.89  11.01    13.16    22.57     0.82  174.37     0.70  7.98     0.91  130.38



                                         Profitability
                                          as of The Most
                                         Recent Quarter
                                       -----------------


                                       Return       Return
                                       on Avg       on Avg
                                       Assets       Equity
Ticker      Short Name                   (%)          (%)
-----------------------------          -------      ---------
WEFC  Wells Financial Corp.               1.09         7.68
WEHO  Westwood Homestead Fin. Corp.       0.56         1.97
WES   Westcorp                            0.96        10.59
WFI   Winton Financial Corp.              1.10        15.34
WFSG  Wilshire Financial Services         1.78        31.44
WFSL  Washington Federal Inc.             1.93        15.60
WHGB  WHG Bancshares Corp.                0.93         4.37
WOFC  Western Ohio Financial Corp.        0.06         0.44
WRNB  Warren Bancorp Inc.                 1.90        17.92
WSB   Washington Savings Bank, FSB        0.82         9.86
WSFS  WSFS Financial Corp.                1.15        20.84
WSTR  WesterFed Financial Corp.           0.73         6.84
WVFC  WVS Financial Corp.                 1.29        11.09
WWFC  Westwood Financial Corp.            0.43         4.69
WYNE  Wayne Bancorp Inc.                  0.76         5.57
YFCB  Yonkers Financial Corporation       1.00         6.94
YFED  York Financial Corp.                0.83         9.65
                                        ------        -----
      Average                             0.90         8.97




                                       Capital as of The Most Recent Quarter            Asset Quality as of The Most Recent Quarter
                                    ------------------------------------------------- ----------------------------------------------
                                            Tan-                              Total
                                            gible   Intan- Regula-           Capital/                                           Re-
                                            Equity/ gible   tory   Equity +   Risk               Re-                    Re-  serves/
                                    Equity/ Tang    Assets/ Core   Reserves/ Aquired   NPLs/  serves/   NPAs/  NPAs/   serves/ NPAS
                                    Assets  Assets  Equity  Assets Assets    Assets   Loans    NPLs    Assets Equity   Loans   + 90
Ticker      Short Name                (%)     (%)             (%)     (%)      (%)      (%)      (%)     (%)    (%)     (%)      (%)
-----------------------------       ------------------------------------------------------------------------------------------------
      Comparable Thrift Data
ALBC  Albion Banc Corp.               8.73    8.73    0.00  NA        9.12    NA        1.01   53.94     0.72  8.26     0.54   53.94
ATSB  AmTrust Capital Corp.          10.93   10.83    0.98  10.50    11.66    17.60     2.70   38.11     2.20 20.12     1.03   33.49
CSBF  CSB Financial Group Inc.       25.04   23.99    5.53  25.34    25.36    54.92     1.00   57.14     0.56  2.23     0.57   57.14
FCB   Falmouth Bancorp Inc.          23.86   23.86    0.00  24.16    24.39    44.13     0.12  806.45     0.07  0.28     0.98  806.45
FFBI  First Financial Bancorp Inc.    8.65    8.65    0.00   8.17     9.24    15.52     0.64  143.23     0.41  4.74     0.91  142.00
GLMR  Gilmer Financial Svcs, Inc.     9.02    9.02    0.00   8.80     9.75    19.20     2.51   51.93     1.65 18.25     1.30   44.52
HBBI  Home Building Bancorp          14.12   14.12    0.00  10.69    14.31    21.42     0.64   44.51     0.44  3.09     0.28   44.51
HHFC  Harvest Home Financial Corp.   11.81   11.81    0.00  NA       11.95    NA        0.22  117.00     0.11  0.97     0.26  117.00
SOBI  Sobieski Bancorp Inc.          14.78   14.78    0.00  11.20    15.01    26.80     0.16  188.68     0.13  0.85     0.31  188.68
SZB   SouthFirst Bancshares Inc.     14.00   14.00    0.00  14.00    14.29    23.27     0.50   78.95     0.53  3.81     0.40   39.15
                                ----------------------------------------------------------------------------------------------------
      Average                        14.09   13.98    0.65  14.11    14.51    27.86     0.95  157.99     0.68  6.26     0.66  152.69
      Median                         12.91   12.91    0.00  10.95    13.12    22.35     0.64   68.05     0.49  3.45     0.56   55.54
      Maximum                        25.04   23.99    5.53  25.34    25.36    54.92     2.70  806.45     2.20 20.12     1.30  806.45
      Minimum                         8.65    8.65    0.00   8.17     9.12    15.52     0.12   38.11     0.07  0.28     0.26   33.49





                                          Profitability
                                           as of The Most
                                          Recent Quarter
                                         -----------------


                                         Return       Return
                                         on Avg       on Avg
                                         Assets       Equity
Ticker      Short Name                     (%)          (%)
-----------------------------            -------      ---------
      Comparable Thrift Data
ALBC  Albion Banc Corp.                     0.30         3.36
ATSB  AmTrust Capital Corp.                 0.34         3.24
CSBF  CSB Financial Group Inc.              0.43         1.71
FCB   Falmouth Bancorp Inc.                 0.75         3.09
FFBI  First Financial Bancorp Inc.         (0.86)      (10.59)
GLMR  Gilmer Financial Svcs, Inc.          (0.52)       (5.64)
HBBI  Home Building Bancorp                 0.73         5.35
HHFC  Harvest Home Financial Corp.          0.80         6.60
SOBI  Sobieski Bancorp Inc.                 0.60         4.00
SZB   SouthFirst Bancshares Inc.            0.52         3.73
                                        --------       ------
      Average                               0.31         1.49
      Median                                0.48         3.30
      Maximum                               0.80         6.60
      Minimum                              (0.86)      (10.59)

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
%CAL    California Federal Bank, a FSB      2.73   6.87    4.38     2.49     0.95     2.31    63.24   49.16     7.26   (9.37) (8.46)
%CCMD   Chevy Chase Bank, FSB               4.55   7.73    3.92     3.81     4.65     7.16    80.49   56.67     0.13  (14.05) 41.61
AABC    Access Anytime Bancorp Inc.         3.10   6.94    3.94     3.00     0.68     3.42    92.86   91.24     3.77   13.54  (0.89)
AADV    Advantage Bancorp Inc.              3.22   7.60    4.51     3.09     0.71     2.19    54.83   44.47     7.04   (1.89)  9.06
ABBK    Abington Bancorp Inc.               3.40   7.26    4.02     3.23     0.84     2.63    62.17   52.37     0.29   10.58   6.37
ABCL    Alliance Bancorp Inc.               3.27   7.57    4.43     3.14     1.29     2.67    59.35   42.60    (9.42)  (8.14) (8.96)
ABCW    Anchor BanCorp Wisconsin            3.16   7.74    4.71     3.03     0.40     1.89    54.87   48.86     6.00    6.09   5.34
AFBC    Advance Financial Bancorp           3.91   7.68    3.86     3.82     0.42     2.65    64.67   60.76     3.80    5.22   3.84
AFCB    Affiliated Community Bancorp        3.32   7.51    4.28     3.23     0.15     1.64    48.61   46.24    13.99   13.60  15.70
AFED    AFSALA Bancorp Inc.                 3.55   6.97    3.59     3.38     0.22     2.24    62.20   59.76    18.20    8.16  21.47
AFFFZ   America First Financial Fund        2.92   7.17    4.38     2.80     0.42     2.11    64.06   58.66    10.93   12.83  16.30
AHCI    Ambanc Holding Co.                  3.42   7.22    3.92     3.30     0.24     2.73    73.97   72.08     5.74   31.38  18.84
AHM     Ahmanson & Company (H.F.)           2.66   7.16    4.60     2.56     0.53     1.72    49.73   39.24    (6.17)  (0.68) (3.60)
ALBC    Albion Banc Corp.                   3.53   7.53    4.14     3.39     0.46     3.20    83.05   80.77    13.95    6.41  16.03
ALBK    ALBANK Financial Corp.              4.01   7.44    3.64     3.81     0.35     2.33    52.43   48.05    12.74   15.89  (2.40)
AMFC    AMB Financial Corp.                 3.47   7.49    4.09     3.40     0.60     2.82    70.52   65.32    39.11   23.96  50.47
ANA     Acadiana Bancshares Inc.            3.68   7.61    4.01     3.60     0.37     2.47    62.54   58.67     8.12   19.71  (4.51)
ANDB    Andover Bancorp Inc.                3.22   7.21    4.15     3.06     0.45     1.82    49.83   42.43     9.48   22.14   1.46
ANE     Alliance Bncorp of New England      3.51   7.10    3.76     3.35     0.49     2.68    66.55   61.67     6.20   10.73   8.76
ASBI    Ameriana Bancorp                    3.16   7.42    4.39     3.02     0.58     2.20    60.92   53.43    (4.73)   7.04  (6.28)
ASBP    ASB Financial Corp.                 3.30   7.70    4.44     3.25     0.23     2.18    62.45   59.78    (0.07)  10.35  (2.22)
ASFC    Astoria Financial Corp.             2.69   7.08    4.49     2.59     0.18     1.36    44.91   41.01    12.52   36.31   1.27
ATSB    AmTrust Capital Corp.               2.75   6.92    4.29     2.63     0.59     2.85    88.42   85.84   (14.17  (10.99)(38.23)
AVND    Avondale Financial Corp.            4.43   8.82    4.67     4.15     1.30     3.83    72.51   63.93    (6.82)   0.33  15.00
BANC    BankAtlantic Bancorp Inc.           3.72   7.73    4.29     3.44     0.77     3.02    69.61   62.84    16.78    6.20  (1.07)
BDJI    First Federal Bancorporation        3.29   7.30    4.16     3.14     0.51     2.42    66.73   61.34     3.27    5.49   3.19
BFD     BostonFed Bancorp Inc.              3.43   7.32    4.01     3.32     0.40     2.35    63.61   59.20    (6.24)   3.25  (7.97)
BFFC    Big Foot Financial Corp.            3.06   6.63    3.66     2.98     0.13     2.44    78.07   77.14    NA      NA     NA
BFSB    Bedford Bancshares Inc.             4.04   7.73    3.86     3.87     0.46     2.29    52.90   47.30    12.01   10.92   9.01
BKC     American Bank of Connecticut        3.31   7.26    4.08     3.17     0.53     1.68    42.34   32.68     2.68   (9.25)  2.85
BKCT    Bancorp Connecticut Inc.            3.85   7.59    3.83     3.76     0.24     2.06    51.78   48.75    (4.26)   5.08  (0.99)
BKUNA   BankUnited Financial Corp.          2.23   7.32    5.18     2.14     0.22     1.49    61.18   57.19    97.45   92.92  35.37
BNKU    Bank United Corp.                   2.42   7.29    5.01     2.27     0.52     1.53    53.93   43.43    18.46   34.84  (0.17)
BPLS    Bank Plus Corp.                     2.27   7.03    4.84     2.19     0.33     1.92    71.52   67.23    43.72   NA     14.88
BSBC    Branford Savings Bank               4.35   7.70    3.42     4.28     0.30     3.51    76.34   74.67    (7.91)  (4.81) (6.11)
BTHL    Bethel Bancorp                      4.39   8.43    4.25     4.18     0.73     3.83    75.36   71.06     3.68   (5.87) (7.28)
BVCC    Bay View Capital Corp.              2.92   7.81    4.98     2.83     0.33     2.12    62.97   58.70     8.53   15.82  11.62
BWFC    Bank West Financial Corp.           3.03   7.42    4.56     2.86     0.63     2.62    75.09   69.63    23.59   16.60   8.98
BYFC    Broadway Financial Corp.            4.49   7.60    3.26     4.34     0.50     3.86    76.99   74.31    11.73   (4.55) 14.75
CAFI    Camco Financial Corp.               3.61   7.65    4.23     3.42     0.54     2.39    59.81   53.51    14.73   18.67   8.22
CAPS    Capital Savings Bancorp Inc.        3.41   7.67    4.38     3.29     0.64     2.33    59.22   51.30    (0.43)   6.34  (0.10)
CASB    Cascade Financial Corp.             3.33   8.45    5.23     3.21     0.42     2.34    64.06   59.33    63.38   64.71  95.53
CASH    First Midwest Financial Inc.        3.23   7.68    4.56     3.13     0.37     1.95    52.89   47.29    31.76   (3.67) 10.11
CATB    Catskill Financial Corp.            4.15   7.33    3.28     4.06     0.14     1.91    45.86   43.93     7.57    2.59   3.32
CBCI    Calumet Bancorp Inc.                3.89   7.91    4.32     3.59     0.22     1.63    47.88   44.75    (6.62)   8.43  (9.66)
CBES    CBES Bancorp Inc.                   4.58   8.35    3.92     4.43     0.44     2.87    56.72   52.43    22.00   22.51  33.32
CBK     Citizens First Financial Corp.      3.24   7.44    4.33     3.11     0.48     2.69    74.63   70.68     9.41    6.67  (5.73)
CBSA    Coastal Bancorp Inc.                1.98   6.92    5.01     1.92     0.20     1.44    64.11   60.31    (4.66  (11.30)  8.05
CBSB    Charter Financial Inc.              3.87   7.66    4.04     3.62     0.61     2.17    47.05   38.18    (1.57)   0.43  (0.83)
CCFH    CCF Holding Company                 4.01   7.49    3.72     3.76     0.83     5.11   111.24  113.71    63.77   63.22  32.40
CEBK    Central Co-operative Bank           3.60   6.98    3.60     3.38     0.23     2.43    64.92   62.48    29.25   (0.46) 11.33
CENB    Century Bancorp Inc.                3.74   7.25    3.56     3.69     0.02     1.31    35.47   35.12     1.18   14.49   0.21
CENF    CENFED Financial Corp.              2.36   7.33    5.04     2.29     0.35     1.38    49.02   41.18     1.60    5.29   8.57
CFB     Commercial Federal Corp.            2.50   7.45    5.03     2.42     0.88     1.73    49.58   31.16     6.23    2.45 (10.96)
CFBC    Community First Banking Co.         4.52   7.91    3.59     4.32     1.02     3.76    70.44   63.45   (49.78)  15.27 (51.52)
CFCP    Coastal Financial Corp.             4.03   8.05    4.23     3.82     0.71     2.71    59.21   51.60    (6.97)  17.50  18.22
CFFC    Community Financial Corp.           3.73   7.83    4.18     3.65     0.39     2.05    50.66   45.35    17.93   15.83  37.49
CFNC    Carolina Fincorp Inc.               4.09   7.54    3.57     3.96     0.50     2.45    54.88   49.15     9.21   11.16  13.04
CFSB    CFSB Bancorp Inc.                   3.11   7.47    4.43     3.04     0.64     1.83    49.45   38.9      6.87    6.21  -3.27
CFTP    Community Federal Bancorp           3.40   6.87    3.65     3.22     0.18     1.75    51.64   48.94    13.24    5.50   3.00
CFX     CFX Corp.                           3.85   7.49    3.91     3.58     0.63     2.67    62.17   55.52   207.02  197.28 215.28
CIBI    Community Investors Bancorp         3.59   7.80    4.32     3.49     0.18     2.09    56.07   53.75     8.77   14.08   6.39
CKFB    CKF Bancorp Inc.                    3.81   7.68    3.93     3.75     0.11     1.56    40.55   38.87    (6.21)  (1.00)  4.43
CLAS    Classic Bancshares Inc.             3.86   7.23    3.60     3.63     0.33     2.81    68.49   65.63    (3.13)  21.40  (5.61)

          Exhibit 5
Selected Data on all Public Thrifts


                                                    Market Data as of The Most Recent Quarter
                                          ------------------------------------------------------------


                                            MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                           Market   Price     Price    Price  Reported    Publicly Rep
                                            Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                     ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------           ------------------------------------------------------------
%CAL    California Federal Bank, a FSB       NA       NA      NA       NA        NA          NA
%CCMD   Chevy Chase Bank, FSB                NA       NA      NA       NA        NA          NA
AABC    Access Anytime Bancorp Inc.          12.23     7.598   8.088    5.822     7.51        7.51
AADV    Advantage Bancorp Inc.              192.94    57.000  57.000   38.000    30.60       NA
ABBK    Abington Bancorp Inc.                65.69    32.000  33.000   25.500    19.43       17.61
ABCL    Alliance Bancorp Inc.               207.55    24.250  24.250   20.000    16.10       15.91
ABCW    Anchor BanCorp Wisconsin            270.42    29.125  30.000   24.125    13.82       13.58
AFBC    Advance Financial Bancorp            19.25    14.750  14.750   13.500    14.87       14.87
AFCB    Affiliated Community Bancorp        184.39    28.000  30.125   23.500    17.28       17.19
AFED    AFSALA Bancorp Inc.                  26.91    14.625  14.813   12.563    15.92       15.92
AFFFZ   America First Financial Fund        290.76    41.500  41.938   39.000    29.41       29.10
AHCI    Ambanc Holding Co.                   72.13    16.250  16.625   12.688    14.29       14.29
AHM     Ahmanson & Company (H.F.)         5,481.80    56.813  57.563   44.938    20.17       17.14
ALBC    Albion Banc Corp.                     7.31    23.000  23.000   18.125    23.96       23.96
ALBK    ALBANK Financial Corp.              563.16    42.250  45.875   37.125    26.69       23.51
AMFC    AMB Financial Corp.                  15.78    15.625  15.625   14.000    14.95       14.95
ANA     Acadiana Bancshares Inc.             60.11    19.813  20.000   17.500    16.98       16.98
ANDB    Andover Bancorp Inc.                194.51    36.750  36.750   29.625    20.20       20.20
ANE     Alliance Bncorp of New England       27.86    16.750  18.000   13.172    10.95       10.69
ASBI    Ameriana Bancorp                     66.65    20.250  22.000   16.250    13.63       13.62
ASBP    ASB Financial Corp.                  22.52    13.375  13.375   11.750    10.30       10.30
ASFC    Astoria Financial Corp.           1,126.29    50.313  50.313   45.375    29.51       24.96
ATSB    AmTrust Capital Corp.                 7.63    13.875  13.875   12.500    14.46       14.32
AVND    Avondale Financial Corp.             55.26    17.500  17.563   13.625    13.18       13.18
BANC    BankAtlantic Bancorp Inc.           301.33    15.750  16.625   12.500     7.03        5.83
BDJI    First Federal Bancorporation         17.32    22.000  22.000   19.750    17.75       17.75
BFD     BostonFed Bancorp Inc.              117.24    21.063  22.063   18.000    15.43       14.90
BFFC    Big Foot Financial Corp.             47.11    17.375  17.875   16.000    14.97       14.97
BFSB    Bedford Bancshares Inc.              31.99    23.875  23.875   19.000    17.75       17.75
BKC     American Bank of Connecticut        106.41    40.250  40.250   35.750    23.22       22.38
BKCT    Bancorp Connecticut Inc.             92.54    35.500  36.000   24.500    17.92       17.92
BKUNA   BankUnited Financial Corp.          124.53     9.875  10.375    8.500     7.59        6.15
BNKU    Bank United Corp.                 1,330.96    44.250  44.250   35.875    18.94       18.51
BPLS    Bank Plus Corp.                     223.64    12.875  13.250   10.750     9.16        9.14
BSBC    Branford Savings Bank                36.90     5.500   5.500    4.500     2.69        2.69
BTHL    Bethel Bancorp                       15.15    13.250  13.250   11.000    13.71       11.51
BVCC    Bay View Capital Corp.              423.88    27.375  28.125   24.875    14.81       12.37
BWFC    Bank West Financial Corp.            38.58    19.000  19.000   13.500    13.30       13.30
BYFC    Broadway Financial Corp.             10.80    11.000  11.250   10.750    14.65       14.65
CAFI    Camco Financial Corp.                73.12    17.738  17.857   16.667    14.58       13.45
CAPS    Capital Savings Bancorp Inc.         33.11    17.500  17.500   15.500    11.87       11.87
CASB    Cascade Financial Corp.              42.32    15.125  15.125   12.000     8.36        8.36
CASH    First Midwest Financial Inc.         53.30    19.875  20.250   16.250    16.11       14.31
CATB    Catskill Financial Corp.             80.92    16.875  17.250   15.250    15.41       15.41
CBCI    Calumet Bancorp Inc.                101.32    46.250  47.375   37.250    37.52       37.52
CBES    CBES Bancorp Inc.                    20.37    20.500  20.500   17.125    17.60       17.60
CBK     Citizens First Financial Corp.       46.83    18.375  18.563   15.375    16.30       16.30
CBSA    Coastal Bancorp Inc.                148.21    32.250  33.250   29.000    20.13       16.92
CBSB    Charter Financial Inc.               90.27    17.750  18.000   16.750    13.71       12.13
CCFH    CCF Holding Company                  16.81    16.500  16.750   15.750    14.36       14.36
CEBK    Central Co-operative Bank            50.11    18.000  18.500   15.875    17.40       15.57
CENB    Century Bancorp Inc.                 34.22    77.500  80.250   69.750    75.05       75.05
CENF    CENFED Financial Corp.              227.95    35.938  36.875   32.500    21.51       21.48
CFB     Commercial Federal Corp.          1,027.83    47.125  48.188   37.625    20.59       18.43
CFBC    Community First Banking Co.          92.02    37.750  37.750   31.875    29.10       NA
CFCP    Coastal Financial Corp.             111.52    22.875  27.750   22.875     6.97        6.97
CFFC    Community Financial Corp.            29.69    21.500  23.250   21.500    18.99       18.99
CFNC    Carolina Fincorp Inc.                32.17    17.500  17.875   15.000    13.92       13.92
CFSB    CFSB Bancorp Inc.                   165.74    28.875  31       23.25     13.03       13.03
CFTP    Community Federal Bancorp            77.53    17.750  18.500   17.250    13.40       13.40
CFX     CFX Corp.                           629.40    21.438  21.438   18.813    10.25        9.88
CIBI    Community Investors Bancorp          13.76    15.250  16.000   12.750    12.09       12.09
CKFB    CKF Bancorp Inc.                     16.26    19.000  20.000   19.000    16.91       16.91
CLAS    Classic Bancshares Inc.              20.47    14.000  14.750   12.250    14.87       12.57

                                                                   Page 18 of 32
          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
CMRN    Cameron Financial Corp              4.08   8.00    4.10     3.90     0.09     1.84    46.10   44.87    21.07   17.08   0.59
CMSB    Commonwealth Bancorp Inc.           3.32   6.95    3.85     3.10     0.71     3.00    72.02   65.59    (1.90)  16.65   2.53
CMSV    Community Savings Bnkshrs(MHC)      3.53   7.33    4.00     3.33     0.52     2.83    73.86   69.80     5.39    8.63   2.78
CNIT    CENIT Bancorp Inc.                  3.27   7.34    4.26     3.08     0.69     2.27    59.31   50.25    (4.42)   2.01  (0.89)
CNSB    CNS Bancorp Inc.                    3.62   7.22    3.77     3.45     0.18     2.26    62.43   60.47    (3.82)  15.74  (1.68)
CNY     Carver Bancorp Inc.                 3.39   6.89    3.69     3.20     0.34     2.80    77.42   75.02     1.72   NA      0.44
COFI    Charter One Financial               2.71   7.36    4.72     2.64     0.53     1.28    39.52   27.45    17.50   33.96   8.39
CONE    Conestoga Bancorp, Inc.             2.84   6.42    3.68     2.73     0.16     2.05    70.85   69.16     4.86   (4.86)  5.85
COOP    Cooperative Bankshares Inc.         3.00   7.42    4.52     2.90     0.18     2.07    66.84   64.79     8.05    9.32   8.59
CRZY    Crazy Woman Creek Bancorp           3.71   7.37    3.73     3.64     0.13     1.75    46.48   44.58    17.16    0.98   7.49
CSA     Coast Savings Financial             2.79   7.08    4.61     2.48     0.55     1.66    52.64   42.03    (2.74)  (0.03)  2.06
CSBF    CSB Financial Group Inc.            3.40   6.68    3.40     3.28     0.19     2.58    70.71   69.02     7.07   (4.82)  6.29
CTZN    CitFed Bancorp Inc.                 2.29   6.94    4.76     2.18     1.06     1.91    56.14   34.78    25.44   41.87  18.96
CVAL    Chester Valley Bancorp Inc.         3.83   7.80    4.05     3.75     0.43     2.64    63.09   58.87    (1.67)   8.91   1.99
DCBI    Delphos Citizens Bancorp Inc.       3.87   7.35    3.52     3.83     0.29     1.50    36.37   31.55     2.35   24.22   7.60
DIBK    Dime Financial Corp.                3.26   7.30    4.10     3.20     0.24     1.50    43.16   38.92    21.80   (9.75) 19.41
DIME    Dime Community Bancorp Inc.         3.76   7.36    3.78     3.58     0.28     2.00    46.99   42.82    21.39   26.73  14.25
DME     Dime Bancorp Inc.                   2.47   6.94    4.56     2.38     0.44     1.46    50.94   41.88   (13.41)  27.77   1.71
DNFC    D & N Financial Corp.               3.10   7.78    4.75     3.03     0.41     2.14    61.65   56.42    36.11   44.09   4.91
DSL     Downey Financial Corp.              2.64   7.43    4.88     2.56     0.25     1.55    60.36   56.50    (2.15)  (7.52) 13.10
EBSI    Eagle Bancshares                    4.15   8.39    4.55     3.85     1.55     3.96    75.30   65.37    11.95   15.22  15.34
EFBC    Empire Federal Bancorp Inc.         4.46   7.13    2.75     4.38     0.65     2.40    47.65   39.83     2.33    7.50  (7.96)
EFBI    Enterprise Federal Bancorp          3.00   7.87    4.92     2.95     0.07     2.00    65.91   65.09    17.19   18.01   1.15
EGFC    Eagle Financial Corp.               3.23   7.04    3.96     3.08     0.36     2.01    52.37   46.79    16.65   (0.06) (9.28)
EGLB    Eagle BancGroup Inc.                2.49   7.23    4.81     2.42     0.24     2.27    85.85   84.46    (4.93)  13.00   1.09
EIRE    Emerald Isle Bancorp Inc.           3.48   7.69    4.30     3.39     0.23     2.21    60.64   57.94    17.40   31.60   2.77
EMLD    Emerald Financial Corp.             2.84   7.59    4.81     2.78     0.32     1.52    48.30   42.33     0.27   13.89   0.41
EQSB    Equitable Federal Savings Bank      2.38   7.22    4.91     2.31     0.52     1.75    60.61   51.69    16.48   19.84   9.65
ESBK    Elmira Savings Bank (The)           3.72   7.58    4.07     3.51     0.70     3.32    75.95   71.18     0.77    6.64   0.01
ESX     Essex Bancorp Inc.                  3.14   7.90    4.94     2.96     1.29     3.63    75.22   64.40    22.58    3.74  26.28
ETFS    East Texas Financial Services       3.06   6.97    3.96     3.01     0.23     2.20    68.06   65.60     3.61   21.39  (2.18)
FAB     FirstFed America Bancorp Inc.       3.06   7.24    4.33     2.91     0.46     2.01    59.55   53.16     5.95    6.07 (10.19)
FBBC    First Bell Bancorp Inc.             2.34   7.13    4.82     2.31     0.07     0.72    29.94   27.67   (18.56)  (1.96) (2.95)
FBCI    Fidelity Bancorp Inc.               2.96   7.36    4.46     2.90     0.23     1.79    56.71   53.22     6.55    7.48 (14.20)
FBCV    1ST Bancorp                         2.49   7.49    5.12     2.38     0.44     1.85    63.00   56.08   (14.13)   9.25 (26.20)
FBER    1st Bergen Bancorp                  3.33   7.16    3.95     3.21     0.11     2.09    61.81   60.48    (0.04)   2.65   2.30
FBHC    Fort Bend Holding Corp.             3.22   6.95    3.90     3.05     1.73     3.99    83.15   73.60     0.94  (29.79)  0.75
FBNW    FirstBank Corp.                     4.04   7.95    4.12     3.83     0.78     4.06    88.21   85.82    47.92   43.49  17.03
FBSI    First Bancshares Inc.               3.48   7.68    4.36     3.32     0.29     1.79    51.58   47.37    (2.97)   8.23   8.27
FCB     Falmouth Bancorp Inc.               3.70   6.64    3.03     3.61     0.12     2.63    70.61   69.65    16.17   34.42  17.43
FCBF    FCB Financial Corp.                 3.24   7.53    4.34     3.19     0.40     1.78    49.61   43.31    (2.44)  (0.56) (1.36)
FCME    First Coastal Corp.                 4.26   7.98    4.04     3.94     0.46     3.33    74.02   70.97   (10.01)   8.29  (3.78)
FDEF    First Defiance Financial            4.18   7.90    3.91     3.99     0.23     2.44    56.72   54.21    16.04    3.77   0.63
FED     FirstFed Financial Corp.            2.38   7.34    5.04     2.30     0.23     1.04    40.54   34.48    -8.45    4.52   0.28
FESX    First Essex Bancorp Inc.            3.18   7.52    4.49     3.02     0.23     1.79    53.06   49.51   (11.47)   4.91   6.43
FFBA    First Colorado Bancorp Inc.         3.32   7.21    4.02     3.19     0.37     1.71    48.76   42.89     0.73    6.75   1.15
FFBH    First Federal Bancshares of AR      3.06   7.56    4.55     3.01     0.27     1.75    53.55   49.45     8.91    8.74   6.20
FFBI    First Financial Bancorp Inc.        3.08   7.42    4.44     2.97     0.60     2.99    83.79   80.54   (37.0(  100.44)  4.34
FFBS    FFBS BanCorp Inc.                   3.62   7.61    4.05     3.56     0.51     1.87    46.01   38.29    12.82   10.63   7.48
FFBZ    First Federal Bancorp Inc.          3.96   7.71    4.14     3.58     0.54     2.47    60.34   54.36    19.98   12.90   1.72
FFCH    First Financial Holdings Inc.       3.05   7.47    4.54     2.93     0.73     2.18    58.98   48.74    10.98    8.21   0.01
FFDB    FirstFed Bancorp Inc.               3.68   7.64    4.10     3.54     0.48     2.45    59.44   53.97    (0.15)  (6.25)  3.36
FFDF    FFD Financial Corp.                 3.46   7.10    3.69     3.41     0.05     1.93    55.63   54.92     1.00   23.71   1.33
FFED    Fidelity Federal Bancorp            2.88   8.17    5.49     2.68     1.31     2.76    69.05   53.87    (7.77  (12.53) (4.66)
FFES    First Federal of East Hartford      2.28   6.76    4.54     2.22     0.16     1.39    58.33   55.25     1.55   15.63  (5.73)
FFFC    FFVA Financial Corp.                3.80   7.86    4.17     3.69     0.26     1.75    43.84   39.83     6.00   (1.87)  4.07
FFFD    North Central Bancshares Inc.       4.01   7.68    3.79     3.88     1.11     2.08    41.66   24.98     4.25   20.02   8.80
FFFL    Fidelity Bankshares Inc. (MHC)      3.31   7.26    4.13     3.13     0.41     2.49    68.67   64.53    31.24   27.45  19.20
FFHH    FSF Financial Corp.                 2.93   7.40    4.54     2.87     0.42     1.78    54.03   47.29    10.47   23.12   2.42
FFHS    First Franklin Corp.                2.61   7.27    4.73     2.54     0.20     1.74    63.03   60.14     7.48   (4.65)  7.35
FFIC    Flushing Financial Corp.            3.81   7.68    4.04     3.64     0.36     2.22    54.54   50.06    46.56   84.34  35.89
FFKY    First Federal Financial Corp.       4.15   7.92    4.03     3.89     0.66     2.01    42.86   33.23     5.52    7.52   5.13
FFLC    FFLC Bancorp Inc.                   3.46   7.56    4.21     3.34     0.24     1.99    55.71   52.57    (3.84)  32.25   7.29
FFOH    Fidelity Financial of Ohio          3.07   7.33    4.38     2.95     0.22     1.78    51.83   48.19     3.02    8.18  (7.12)

          Exhibit 5
Selected Data on all Public Thrifts


                                                   Market Data as of The Most Recent Quarter
                                         ------------------------------------------------------------


                                           MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                          Market   Price     Price    Price  Reported    Publicly Rep
                                           Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                    ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------          ------------------------------------------------------------
CMRN    Cameron Financial Corp              49.96    18.000  18.000   15.875    17.18       17.18
CMSB    Commonwealth Bancorp Inc.          300.49    18.000  19.500   15.750    13.02       10.15
CMSV    Community Savings Bnkshrs(MHC)     178.32    36.250  36.875   22.000    16.22       16.22
CNIT    CENIT Bancorp Inc.                 110.02    61.750  61.750   48.500    31.01       28.40
CNSB    CNS Bancorp Inc.                    29.55    17.750  18.500   16.000    14.34       14.34
CNY     Carver Bancorp Inc.                 30.66    12.625  13.375   11.625    15.08       14.50
COFI    Charter One Financial            2,818.90    56.310  57.262   49.524    21.63       19.87
CONE    Conestoga Bancorp, Inc.             NA       20.625  20.780   20.125    17.58       17.58
COOP    Cooperative Bankshares Inc.         50.72    17.000  17.000   10.625     9.27        9.27
CRZY    Crazy Woman Creek Bancorp           14.56    13.500  13.750   13.000    14.68       14.68
CSA     Coast Savings Financial          1,093.43    52.438  52.750   44.438    25.21       24.92
CSBF    CSB Financial Group Inc.            11.71    12.000  12.500   11.000    12.99       12.27
CTZN    CitFed Bancorp Inc.                434.97    50.625  50.750   37.625    23.88       21.70
CVAL    Chester Valley Bancorp Inc.         57.20    23.000  23.000   19.286    12.89       12.89
DCBI    Delphos Citizens Bancorp Inc.       34.78    17.250  17.500   14.750    14.65       14.65
DIBK    Dime Financial Corp.               156.15    31.250  31.750   25.375    14.54       14.12
DIME    Dime Community Bancorp Inc.        282.48    20.375  20.375   18.563    14.81       12.76
DME     Dime Bancorp Inc.                2,366.08    21.063  21.750   17.000    10.38        9.88
DNFC    D & N Financial Corp.              197.86    21.125  21.500   18.625    11.18       11.07
DSL     Downey Financial Corp.             698.95    24.375  24.375   21.500    15.61       15.41
EBSI    Eagle Bancshares                   104.70    17.875  17.922   15.250    12.45       12.45
EFBC    Empire Federal Bancorp Inc.         41.80    14.375  14.625   12.500    15.65       15.65
EFBI    Enterprise Federal Bancorp          51.11    23.750  25.125   18.000    16.08       16.07
EGFC    Eagle Financial Corp.              312.64    40.000  40.250   30.750    22.91       18.23
EGLB    Eagle BancGroup Inc.                23.20    17.625  17.625   15.500    17.03       17.03
EIRE    Emerald Isle Bancorp Inc.           71.71    24.750  25.875   19.000    13.78       13.78
EMLD    Emerald Financial Corp.             96.36    16.250  16.250   13.375     9.28        9.14
EQSB    Equitable Federal Savings Bank      26.20    37.000  38.500   33.250    25.80       25.80
ESBK    Elmira Savings Bank (The)           20.66    29.750  29.750   19.500    21.07       20.52
ESX     Essex Bancorp Inc.                   5.29     1.000   1.625    1.000     0.49        0.31
ETFS    East Texas Financial Services       19.87    18.000  18.375   16.875    19.97       19.97
FAB     FirstFed America Bancorp Inc.      174.14    21.875  22.125   17.625    15.63       15.63
FBBC    First Bell Bancorp Inc.            110.68    17.375  17.375   15.625    11.02       11.02
FBCI    Fidelity Bancorp Inc.               67.78    25.375  25.375   18.563    18.66       18.62
FBCV    1ST Bancorp                         25.77    36.000  41.000   29.000    32.63       32.01
FBER    1st Bergen Bancorp                  54.07    18.375  19.500   15.250    13.57       13.57
FBHC    Fort Bend Holding Corp.             32.45    20.000  20.125   14.625    11.88       11.09
FBNW    FirstBank Corp.                     33.48    NA      NA       NA        NA          NA
FBSI    First Bancshares Inc.               27.59    23.000  25.250   20.000    20.74       20.74
FCB     Falmouth Bancorp Inc.               28.37    16.500  16.500   13.250    15.40       15.40
FCBF    FCB Financial Corp.                106.68    27.000  28.000   25.500    18.72       18.72
FCME    First Coastal Corp.                 18.35    13.125  13.188    9.250    10.66       10.66
FDEF    First Defiance Financial           137.71    15.750  15.938   14.500    12.61       12.61
FED     FirstFed Financial Corp.           372.47    34.125  34.875   30.75     20.01       19.81
FESX    First Essex Bancorp Inc.           148.65    20.375  20.500   16.500    11.90       10.41
FFBA    First Colorado Bancorp Inc.        348.40    21.500  21.500   17.375    12.00       11.84
FFBH    First Federal Bancshares of AR     104.04    21.313  21.625   20.375    16.64       16.64
FFBI    First Financial Bancorp Inc.         7.89    18.125  18.750   15.500    17.62       17.62
FFBS    FFBS BanCorp Inc.                   36.16    21.250  26.000   21.000    15.07       15.07
FFBZ    First Federal Bancorp Inc.          30.26    18.250  19.000   17.000     8.81        8.80
FFCH    First Financial Holdings Inc.      267.47    37.875  39.250   30.000    16.45       16.45
FFDB    FirstFed Bancorp Inc.               25.32    17.750  18.281   16.531    14.77       13.52
FFDF    FFD Financial Corp.                 26.01    16.500  16.500   14.125    14.86       14.86
FFED    Fidelity Federal Bancorp            27.21     9.000   9.750    8.375     5.15        5.15
FFES    First Federal of East Hartford      95.56    36.500  36.750   29.000    24.40       24.40
FFFC    FFVA Financial Corp.               152.68    31.625  33.000   26.250    17.84       17.48
FFFD    North Central Bancshares Inc.       60.43    18.000  18.000   15.750    15.13       15.13
FFFL    Fidelity Bankshares Inc. (MHC)     186.20    19.750  20.250   18.750    12.36       12.27
FFHH    FSF Financial Corp.                 57.18    19.625  21.000   17.375    16.24       16.24
FFHS    First Franklin Corp.                28.91    23.500  23.750   19.750    17.49       17.39
FFIC    Flushing Financial Corp.           173.64    24.000  24.000   20.000    17.08       16.40
FFKY    First Federal Financial Corp.       90.18    21.875  23.000   20.750    12.60       11.89
FFLC    FFLC Bancorp Inc.                   77.65    30.750  32.250   27.250    22.88       22.88
FFOH    Fidelity Financial of Ohio          80.91    16.000  16.375   14.625    12.34       10.94

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
FFPB    First Palm Beach Bancorp Inc.       2.62   7.33    4.81     2.52     0.41     1.95    70.04   65.17    34.09    8.46   0.65
FFSL    First Independence Corp.            2.75   7.36    4.66     2.70     0.26     1.75    63.89   60.45     5.94   11.18  10.52
FFSX    First Fed SB of Siouxland(MHC)      3.05   7.39    4.49     2.90     0.54     2.29    66.44   60.16   (10.00)   5.03  (2.86)
FFWC    FFW Corp.                           3.30   7.74    4.55     3.19     0.48     2.01    52.29   45.08     3.14   20.08  (4.06)
FFWD    Wood Bancorp Inc.                   4.33   8.20    4.02     4.18     0.27     2.32    52.04   48.90     6.35   14.40   9.73
FFYF    FFY Financial Corp.                 3.70   7.83    4.24     3.59     0.18     1.81    47.91   45.25     7.83    2.04  (1.05)
FGHC    First Georgia Holding Inc.          4.31   8.37    4.45     3.92     0.79     3.11    64.51   57.32    25.26   18.60  19.25
FIBC    Financial Bancorp Inc.              3.80   7.39    3.80     3.59     0.25     1.91    49.62   46.05    20.49    0.25   7.67
FISB    First Indiana Corporation           4.49   8.60    4.30     4.31     0.78     2.75    54.56   46.37     6.93    8.27   0.23
FKFS    First Keystone Financial            3.41   7.42    4.12     3.29     0.31     2.26    62.98   59.49    65.63   13.91  (1.45)
FKKY    Frankfort First Bancorp Inc.        3.04   7.26    4.30     2.97     0.04     1.28    42.77   42.07     3.69    8.44  (4.28)
FLAG    FLAG Financial Corp.                3.68   7.38    4.04     3.34     1.26     3.38    72.44   62.07    (0.26)   8.16  (4.65)
FLFC    First Liberty Financial Corp.       3.92   7.88    4.31     3.58     0.81     2.67    58.06   48.52    13.10    6.61  32.78
FLGS    Flagstar Bancorp Inc.               2.43   6.98    4.78     2.21     3.47     3.14    54.07  (18.22)  109.50  108.28  47.45
FLKY    First Lancaster Bancshares          4.69   8.37    3.73     4.63     0.00     2.89    62.38   62.38    40.89   45.61   5.95
FMBD    First Mutual Bancorp Inc.           3.08   7.09    4.25     2.84     0.38     2.76    80.41   77.80   (14.66)   2.61  (8.12)
FMCO    FMS Financial Corp.                 3.77   7.28    3.68     3.60     0.44     2.36    55.93   50.50     0.96   (2.82)  0.56
FMSB    First Mutual Savings Bank           9.13   8.45    4.81     3.64     0.35     2.17    54.48   50.06    17.67    7.59  27.70
FNGB    First Northern Capital Corp.        3.24   7.33    4.20     3.12     0.44     2.02    56.71   50.62    11.93   13.01   0.38
FOBC    Fed One Bancorp                     3.35   7.30    4.06     3.24     0.16     2.01    57.03   54.89     1.12   22.05  (4.03)
FPRY    First Financial Bancorp             3.15   7.62    4.63     2.98     0.52     2.92    82.09   78.98    15.07   16.41  12.26
FSBI    Fidelity Bancorp Inc.               3.02   6.91    3.97     2.93     0.24     1.86    58.61   55.27    43.19   50.26   6.78
FSFC    First Southeast Financial Corp      3.25   7.58    4.44     3.14     0.33     1.71    50.03   44.86     1.73    4.33   0.10
FSFF    First SecurityFed Financial        NA     NA      NA       NA       NA       NA       NA      NA       NA      NA     NA
FSLA    First Savings Bank (MHC)            3.23   7.10    4.02     3.09     0.21     1.80    52.47   49.20     4.53   15.41  (2.81)
FSNJ    Bayonne Bancshares Inc.             2.48   6.71    4.28     2.43     0.26     1.76    65.61   61.90    17.47   (4.47) (1.22)
FSPG    First Home Bancorp Inc.             2.99   7.56    4.65     2.92     0.18     1.72    54.09   51.25     2.06   12.24  18.86
FSPT    FirstSpartan Financial Corp.        4.27   7.59    3.47     4.13     0.36     1.78    39.76   34.47  (110.08  )18.24  (8.78)
FSSB    First FS&LA of San Bernardino       3.67   7.74    4.33     3.41     0.89     4.27   100.81  101.02    12.49  (10.05) 13.89
FSTC    First Citizens Corp.                4.56   7.90    3.57     4.33     0.66    (0.81)   61.28   55.39    15.31   16.76  15.97
FTF     Texarkana First Financial Corp      4.02   8.01    4.09     3.92     0.45     1.39    32.33   24.60     7.77   13.50   4.02
FTFC    First Federal Capital Corp.         3.07   7.51    4.61     2.90     1.19     2.58    63.31   48.24    (3.13)   9.61  22.87
FTNB    Fulton Bancorp Inc.                 3.84   7.43    3.65     3.78     0.38     2.09    50.39   45.44     4.40   17.75   2.46
FTSB    Fort Thomas Financial Corp.         4.26   8.53    4.46     4.07     0.28     2.20    50.57   47.21     3.73    9.65   8.41
FWWB    First SB of Washington Bancorp      3.67   7.85    4.33     3.52     0.31     1.90    47.52   42.89     9.10   13.79  12.25
GAF     GA Financial Inc.                   3.54   7.34    3.90     3.45     0.32     1.95    51.11   46.59    28.04   33.72  (1.62)
GBCI    Glacier Bancorp Inc.                4.74   7.85    3.54     4.32     1.49     3.11    53.15   37.03     4.48    6.6   20.71
GDVS    Greater Delaware Valley (MHC)       3.53   7.21    3.80     3.41     0.23     2.25    62.98   60.50     7.21   (0.77)  9.97
GDW     Golden West Financial               2.33   7.32    5.05     2.26     0.19     0.85    34.58   29.12     1.36   11.32   3.30
GFCO    Glenway Financial Corp.             3.20   7.53    4.44     3.09     0.33     1.98    56.59   52.01     8.58   14.75   5.56
GFED    Guaranty Federal SB (MHC)           3.55   7.78    4.39     3.39     0.32     2.13    57.50   53.55     7.00   19.64  14.19
GFSB    GFS Bancorp Inc.                    3.52   8.16    4.67     3.49     0.21     1.67    45.19   41.89    10.57    7.90  14.74
GLMR    Gilmer Financial Svcs, Inc.         2.39   7.78    5.43     2.35     0.34     2.41    89.32   87.80     7.45    2.51  20.03
GOSB    GSB Financial Corp.                 2.89   5.52    2.72     2.81     0.20     2.31    76.75   75.06   246.95   NA     67.93
GPT     GreenPoint Financial Corp.          3.78   7.44    3.91     3.53     0.35     2.00    42.55   36.86    (6.20)  17.05  (5.05)
GSB     Golden State Bancorp Inc.           2.74   7.11    4.52     2.59     0.61     1.79    54.13   43.36     5.28    5.71  (0.77)
GSBC    Great Southern Bancorp Inc.         4.15   8.43    4.35     4.07     1.30     2.77    52.53   37.43    11.13   14.23  19.41
GSFC    Green Street Financial Corp.        4.39   7.51    3.13     4.37     0.05     1.70    38.49   37.73     7.69    5.34  15.54
GSLA    GS Financial Corp.                  4.85   7.18    2.52     4.67     0.02     1.97    42.04   41.85    25.40   17.07 (11.45)
GTFN    Great Financial Corp.               3.03   7.42    4.58     2.84     0.88     2.40    63.75   52.53   (20.05)  (7.29)  5.44
GTPS    Great American Bancorp              4.37   7.47    3.36     4.10     0.51     3.39    73.61   70.33     7.57   37.38  12.08
GUPB    GFSB Bancorp Inc.                   3.16   7.31    4.18     3.13     0.06     1.67    52.36   51.42    31.67   61.97  18.72
GWBC    Gateway Bancorp Inc.                3.37   6.91    3.58     3.33     0.01     1.80    53.69   53.52   (11.96)  19.83 (16.87)
HALL    Hallmark Capital Corp.              2.55   7.72    5.24     2.48     0.21     1.52    56.69   53.04     8.44   12.46  (0.44)
HARB    Harbor Florida Bancorp (MHC)        3.72   7.79    4.17     3.62     0.40     1.88    47.35   41.47     5.12    7.62   2.95
HARL    Harleysville Savings Bank           2.74   7.40    4.72     2.68     0.13     1.26    45.09   42.45    10.19    2.25   1.30
HARS    Harris Financial Inc. (MHC)         2.48   7.16    4.76     2.40     0.55     1.69    54.77   44.44    12.91    6.28 (11.82)
HAVN    Haven Bancorp Inc.                  3.06   7.17    4.26     2.91     0.71     2.61    71.35   64.38    11.62   33.69  24.01
HBBI    Home Building Bancorp               3.53   7.58    4.16     3.43     0.26     2.42    65.74   63.11   (29.45)   4.92 (41.96)
HBEI    Home Bancorp of Elgin Inc.          4.19   7.13    3.08     4.05     0.30     3.17    72.86   70.88   (11.41)  15.97  (6.53)
HBFW    Home Bancorp                        2.95   7.44    4.56     2.89     0.08     1.41    47.51   46.08     8.63   17.84  12.85
HBNK    Highland Federal Bank FSB           4.10   8.75    4.93     3.82     0.30     1.97    43.12   38.63     9.21   13.94 (23.83)
HBS     Haywood Bancshares Inc.             3.18   7.29    4.25     3.04     0.29     0.10    60.82   57.12     6.33   10.40   5.12
HCBB    HCB Bancshares Inc.                 3.15   7.37    4.33     3.03     0.13     2.87    89.66   89.20    44.23    9.67  (9.25)

          Exhibit 5
Selected Data on all Public Thrifts


                                                   Market Data as of The Most Recent Quarter
                                         ------------------------------------------------------------


                                           MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                          Market   Price     Price    Price  Reported    Publicly Rep
                                           Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                    ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------          ------------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.      197.49    34.813  35.000   30.250    22.39       21.87
FFSL    First Independence Corp.            14.67    14.750  14.750   11.500    11.78       11.78
FFSX    First Fed SB of Siouxland(MHC)      91.72    29.500  30.750   22.000    14.08       13.97
FFWC    FFW Corp.                           23.59    30.500  31.750   26.125    24.64       22.36
FFWD    Wood Bancorp Inc.                   39.22    17.000  18.000   11.709     9.77        9.77
FFYF    FFY Financial Corp.                123.44    27.875  28.250   25.500    20.30       20.30
FGHC    First Georgia Holding Inc.          25.18     7.750   8.250    7.000     4.21        3.86
FIBC    Financial Bancorp Inc.              40.39    22.500  23.938   18.125    15.71       15.64
FISB    First Indiana Corporation          260.07    23.750  26.000   20.500    14.12       13.95
FKFS    First Keystone Financial            39.46    32.250  33.250   23.125    20.15       20.15
FKKY    Frankfort First Bancorp Inc.        31.98    10.125  11.125    8.500     6.84        6.84
FLAG    FLAG Financial Corp.                35.36    14.375  14.375   11.750    10.44       10.44
FLFC    First Liberty Financial Corp.      206.79    21.500  22.500   21.000    12.30       11.09
FLGS    Flagstar Bancorp Inc.              254.60    20.750  21.500   16.000     8.89        8.54
FLKY    First Lancaster Bancshares          15.19    16.000  16.000   15.250    14.62       14.62
FMBD    First Mutual Bancorp Inc.           69.26    18.500  18.500   15.000    16.77       12.78
FMCO    FMS Financial Corp.                 68.35    23.500  25.500   18.750    15.24       14.97
FMSB    First Mutual Savings Bank           72.19    17.833  18.250   11.500     7.53        7.53
FNGB    First Northern Capital Corp.       119.34    13.625  14.000   11.000     8.24        8.24
FOBC    Fed One Bancorp                     59.34    25.500  26.750   20.000    17.45       16.68
FPRY    First Financial Bancorp             NA       20.750  21.125   20.250    17.07       17.07
FSBI    Fidelity Bancorp Inc.               37.20    20.250  21.500   18.409    15.83       15.83
FSFC    First Southeast Financial Corp      68.84    16.063  16.063   13.438     8.2         8.2
FSFF    First SecurityFed Financial         97.72    NA      NA       NA        NA          NA
FSLA    First Savings Bank (MHC)           312.70    32.273  32.273   24.773    12.39       11.26
FSNJ    Bayonne Bancshares Inc.            107.92     9.206   9.206    7.927    NA          NA
FSPG    First Home Bancorp Inc.             62.97    22.000  22.375   18.875    13.31       13.11
FSPT    FirstSpartan Financial Corp.       166.14    38.750  39.000   35.000    29.17       29.17
FSSB    First FS&LA of San Bernardino        3.16     9.750  10.500    9.000    13.68       13.18
FSTC    First Citizens Corp.                70.8     26.375  27.000   23.250    17.99       13.99
FTF     Texarkana First Financial Corp      44.76    19.500  19.500   15.625    15.03       15.03
FTFC    First Federal Capital Corp.        244.02    29.000  29.000   23.000    11.46       10.80
FTNB    Fulton Bancorp Inc.                 33.96    20.125  20.125   17.500    14.69       14.69
FTSB    Fort Thomas Financial Corp.         20.93    13.125  13.125   10.375    10.56       10.56
FWWB    First SB of Washington Bancorp     241.76    24.750  24.875   21.625    15.83       14.62
GAF     GA Financial Inc.                  153.48    18.625  19.000   16.500    14.72       14.58
GBCI    Glacier Bancorp Inc.               141.48    18.875  19.5     17.75      8.41        8.2
GDVS    Greater Delaware Valley (MHC)      102.27    25.250  25.250   15.125     8.85        8.85
GDW     Golden West Financial            4,790.01    89.750  90.938   71.813    45.36       45.36
GFCO    Glenway Financial Corp.             34.22    30.000  30.500   23.000    24.34       24.05
GFED    Guaranty Federal SB (MHC)           76.56    16.750  20.500   12.375     8.80        8.80
GFSB    GFS Bancorp Inc.                    16.74    15.000  15.500   13.375    11.01       11.01
GLMR    Gilmer Financial Svcs, Inc.          2.70    11.000  12.000   11.000    19.88       19.88
GOSB    GSB Financial Corp.                 34.00    NA      NA       NA        NA          NA
GPT     GreenPoint Financial Corp.       2,778.34    63.375  66.000   58.688    33.65       18.04
GSB     Golden State Bancorp Inc.        1,630.37    29.875  31.500   26.750    16.16       14.46
GSBC    Great Southern Bancorp Inc.        173.73    19.000  19.500   16.000     7.79        7.79
GSFC    Green Street Financial Corp.        75.75    20.750  20.750   17.125    14.64       14.64
GSLA    GS Financial Corp.                  59.31    16.375  16.375   14.875    16.44       16.44
GTFN    Great Financial Corp.              615.14    42.625  42.875   32.875    21.08       20.23
GTPS    Great American Bancorp              33.09    19.250  19.250   16.500    18.44       18.44
GUPB    GFSB Bancorp Inc.                   15.04    19.000  19.000   17.125    17.41       17.41
GWBC    Gateway Bancorp Inc.                21.23    17.500  17.750   14.500    16.05       16.05
HALL    Hallmark Capital Corp.              40.40    25.75   26       21        21.17       21.17
HARB    Harbor Florida Bancorp (MHC)       305.87    56.000  58.219   43.250    19.46       18.85
HARL    Harleysville Savings Bank           49.85    26.500  27.750   21.750    13.76       13.76
HARS    Harris Financial Inc. (MHC)        610.84    47.250  48.000   21.250    15.37       13.59
HAVN    Haven Bancorp Inc.                 175.44    42.750  43.000   35.625    25.07       24.99
HBBI    Home Building Bancorp                6.62    22      23       20.5      20.43       20.43
HBEI    Home Bancorp of Elgin Inc.         119.98    17.875  19.313   16.750    13.77       13.77
HBFW    Home Bancorp                        61.23    20.875  20.875   20.125    17.62       17.62
HBNK    Highland Federal Bank FSB           73.60    31.000  31.000   25.000    17.20       17.20
HBS     Haywood Bancshares Inc.             25.63    21.625  21.750   17.375    17.33       16.74
HCBB    HCB Bancshares Inc.                 35.71    12.875  13.250   12.625    14.27       13.73

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
HCFC    Home City Financial Corp.           4.34   8.64    4.40     4.23     0.10     2.19    50.59   49.39     0.83   26.72  11.21
HEMT    HF Bancorp Inc.                     2.50   7.17    4.76     2.41     0.24     2.30    71.67   68.86    26.66   34.21   8.28
HFFB    Harrodsburg First Fin Bancorp       3.65   7.13    3.54     3.59     0.10     1.53    41.46   39.84     2.82    2.03   0.46
HFFC    HF Financial Corp.                  3.85   8.22    4.56     3.66     1.58     3.27    60.48   43.41     9.09   (0.24) 15.68
HFGI    Harrington Financial Group          1.32   6.59    5.30     1.28     0.06     1.02    76.04   75.02    66.47   23.95   8.07
HFNC    HFNC Financial Corp.                3.26   7.69    4.49     3.19     0.12     1.82    55.05   53.30   (11.67)  17.20  (1.38)
HFSA    Hardin Bancorp Inc.                 2.78   7.49    4.72     2.77     0.22     1.97    65.81   63.10    34.61   15.02   8.96
HHFC    Harvest Home Financial Corp.        2.82   7.24    4.47     2.77     0.07     1.63    57.52   56.51    21.63   10.50  (3.41)
HIFS    Hingham Instit. for Savings         4.05   7.83    3.90     3.92     0.27     2.05    48.89   45.41    (2.47)   3.07   2.49
HMCI    HomeCorp Inc.                       3.23   7.38    4.44     2.95     0.61     2.69    88.94   86.66    -5.71   -4.03  -7.25
HMLK    Hemlock Federal Financial Corp      3.65   7.05    3.44     3.60     0.22     2.22    57.98   55.37    (6.42)  26.52  (1.80)
HMNF    HMN Financial Inc.                  2.77   7.24    4.54     2.70     0.19     1.56    54.04   50.78     1.40    9.59   1.42
HOMF    Home Federal Bancorp                3.70   7.96    4.44     3.52     0.89     2.07    46.83   33.34     6.63    6.91  (1.85)
HPBC    Home Port Bancorp Inc.              4.72   8.07    3.55     4.52     0.52     2.27    45.02   38.66     4.56   13.84  35.84
HRBF    Harbor Federal Bancorp Inc.         3.06   7.41    4.41     3.00     0.18     1.92    60.53   58.21     1.54    5.28   2.69
HRZB    Horizon Financial Corp.             3.56   7.69    4.26     3.43     0.27     1.50    40.66   35.96     9.54   11.16   8.86
HTHR    Hawthorne Financial Corp.           3.80   8.84    5.14     3.70     0.61     2.15    55.06   47.63    13.01   21.92  11.61
HWEN    Home Financial Bancorp              4.34   8.51    4.30     4.21     0.25     3.25    72.81   71.20   (11.28)  11.59  (4.50)
HZFS    Horizon Financial Svcs Corp.        3.13   7.53    4.47     3.06     0.61     2.30    61.65   53.98     8.44   NA     (9.41)
IBSF    IBS Financial Corp.                 3.11   7.03    4.00     3.03     0.09     2.02    64.65   63.57     0.77   14.24   1.71
IFSB    Independence Federal Svgs Bank      2.64   7.18    4.71     2.47     1.02     3.12    83.64   76.86    (6.54)   6.71  (2.31)
INBI    Industrial Bancorp Inc.             3.97   8.05    4.16     3.90     0.14     1.85    45.95   44.06     8.68   13.44   7.21
INCB    Indiana Community Bank SB           4.37   7.74    3.50     4.25     1.07     4.06    76.34   70.37    10.39   12.66  11.08
IPSW    Ipswich Savings Bank                3.45   7.14    3.85     3.29     0.54     2.34    63.29   57.26    27.73   39.93  31.45
ISBF    ISB Financial Corp.                 3.64   7.23    3.84     3.39     0.68     2.71    62.98   55.62     3.47   16.49   3.72
ITLA    ITLA Capital Corp.                  4.97  10.15    5.23     4.92     0.10     2.08    40.92   39.67    24.16   31.33  27.50
IWBK    InterWest Bancorp Inc.              3.20   7.63    4.61     3.01     0.59     2.30    62.02   54.62    46.74    4.55  (0.87)
JOAC    Joachim Bancorp Inc.                4.23   7.20    3.05     4.15     0.12     2.74    66.05   65.03    (8.05)   7.85  (3.53)
JSB     JSB Financial Inc.                  4.48   6.99    2.63     4.35     0.36     1.77    39.06   34.03    (0.01)  14.77  (3.47)
JSBA    Jefferson Savings Bancorp           3.22   7.74    4.62     3.12     0.19     1.81    51.32   48.41    (1.51)   0.49  (0.69)
JXSB    Jacksonville Savings Bk (MHC)       3.58   7.54    4.24     3.30     0.41     2.76    74.36   71.15    (2.65)   4.01  (3.57)
JXVL    Jacksonville Bancorp Inc.           4.37   8.28    4.02     4.26     0.58     2.02    46.59   39.26    14.35   18.34  15.21
KFBI    Klamath First Bancorp               3.44   7.53    4.14     3.39     0.23     2.00    51.04   47.70   138.58   15.06 247.74
KNK     Kankakee Bancorp Inc.               3.21   7.25    4.19     3.07     0.46     2.34    64.47   59.10    (2.04)   6.42  (2.48)
KSAV    KS Bancorp Inc.                     4.00   8.26    4.47     3.80     0.15     2.02    50.98   49.03    14.38   10.66  12.52
KSBK    KSB Bancorp Inc.                    4.50   8.46    4.10     4.37     0.73     3.04    58.24   51.27    10.33   23.46  10.24
KYF     Kentucky First Bancorp Inc.         3.42   7.28    3.94     3.34     0.20     1.79    50.45   47.50    (3.45)   3.31  (4.99)
LARK    Landmark Bancshares Inc.            3.11   7.44    4.38     3.06     0.24     1.48    44.69   40.30     7.69   22.51 (16.02)
LARL    Laurel Capital Group Inc.           3.67   7.46    3.85     3.61     0.35     1.68    42.45   36.87    (3.79)  (2.43) (5.07)
LFBI    Little Falls Bancorp Inc.           2.70   6.85    4.26     2.60     0.05     1.69    59.55   58.74    32.58   52.55   1.57
LFCO    Life Financial Corp.                4.87   9.31    5.03     4.28    14.22     6.83    36.7(  173.79)  202.39  270.15  68.33
LFED    Leeds Federal Savings Bk (MHC)      3.01   7.09    4.13     2.96     0.09     1.04    34.13   32.04     7.24    3.58   4.36
LIFB    Life Bancorp Inc.                   2.58   7.29    4.81     2.48     0.20     1.22    44.10   39.54    (0.51)  (2.94)  1.31
LISB    Long Island Bancorp Inc.            2.77   7.03    4.37     2.66     0.50     1.90    57.74   49.72     1.49    3.41   2.62
LOGN    Logansport Financial Corp.          3.90   7.54    3.81     3.73     0.18     1.54    39.30   36.29    12.74   10.13   8.88
LONF    London Financial Corporation        3.71   7.56    3.89     3.68     0.15     2.59    67.86   66.57     3.19    7.03   3.79
LSBI    LSB Financial Corp.                 3.54   7.89    4.56     3.34     0.37     2.40    64.84   60.96    12.67   11.84  14.38
LSBX    Lawrence Savings Bank               3.08   7.15    4.16     2.99     0.52     2.11    60.36   53.43   (14.56)  (8.44)  2.56
LVSB    Lakeview Financial                  3.37   6.83    3.60     3.23     0.58     2.32    52.19   43.56    20.13   33.26  (2.92)
LXMO    Lexington B&L Financial Corp.       3.99   7.77    3.85     3.91     0.13     1.69    41.86   39.86    (3.43)   5.15  (2.59)
MAFB    MAF Bancorp Inc.                    2.91   7.21    4.44     2.77     0.45     1.42    49.44   41.24     5.92   15.05  (0.96)
MARN    Marion Capital Holdings             4.19   7.78    3.87     3.90     0.32     2.25    48.39   44.11    15.04   10.10  (3.91)
MASB    MASSBANK Corp.                      2.86   6.66    3.85     2.81     0.20     1.37    44.23   40.27    12.08   19.91  11.24
MBB     MSB Bancorp Inc.                    3.34   6.61    3.53     3.08     0.61     2.56    56.53   47.91   (19.61)  NA    (20.38)
MBBC    Monterey Bay Bancorp Inc.           2.78   7.11    4.45     2.66     0.33     2.22    67.42   63.40    (3.05)  14.43  (2.01)
MBLF    MBLA Financial Corp.                2.13   7.05    4.94     2.11     0.01     0.60    28.49   28.25   (18.41)   8.79   9.20
MBSP    Mitchell Bancorp Inc.               5.16   7.63    2.70     4.92     0.01     2.47    50.12   50.00    18.80    8.37  33.95
MCBN    Mid-Coast Bancorp Inc.              3.96   7.97    4.26     3.71     0.40     2.90    70.36   67.14    11.61    2.38  19.95
MCBS    Mid Continent Bancshares Inc.       2.67   7.00    4.50     2.49     1.99     2.43    54.28   17.87    40.33   52.18  23.34
MDBK    Medford Savings Bank                3.25   6.99    3.87     3.12     0.24     1.75    48.58   44.69    12.60   10.12  (0.21)
MECH    Mechanics Savings Bank              3.70   7.02    3.48     3.54     0.87     2.63    60.42   50.69     3.48   NA     (5.24)
MERI    Meritrust Federal SB                3.49   7.29    3.95     3.35     0.70     2.20    55.11   45.73     8.45    3.41   7.97
METF    Metropolitan Financial Corp.        3.51   8.33    5.01     3.32     0.47     2.45    63.90   58.77    21.57  (27.58) 13.39
MFBC    MFB Corp.                           3.29   7.62    4.42     3.21     0.19     2.07    61.05   58.77    12.38   30.60  10.43

          Exhibit 5
Selected Data on all Public Thrifts


                                                    Market Data as of The Most Recent Quarter
                                          ------------------------------------------------------------


                                            MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                           Market   Price     Price    Price  Reported    Publicly Rep
                                            Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                     ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------           ------------------------------------------------------------
HCFC    Home City Financial Corp.            15.04    15.000  16.250   13.750    15.20       15.20
HEMT    HF Bancorp Inc.                      98.15    16.500  17.000   13.875    13.26       11.05
HFFB    Harrodsburg First Fin Bancorp        34.17    14.875  16.000   14.875    15.68       15.68
HFFC    HF Financial Corp.                   72.71    25.750  27.000   21.250    18.22       18.22
HFGI    Harrington Financial Group           40.91    13.000  13.500   11.000     7.74        7.74
HFNC    HFNC Financial Corp.                240.70    16.125  17.125   14.875     9.48        9.48
HFSA    Hardin Bancorp Inc.                  15.04    17.750  18.250   15.000    15.75       15.75
HHFC    Harvest Home Financial Corp.         12.58    10.875  11.500   10.250    11.31       11.31
HIFS    Hingham Instit. for Savings          35.19    27.375  28.625   21.000    16.10       16.10
HMCI    HomeCorp Inc.                        39.70    17.25   18       14        13.07       13.07
HMLK    Hemlock Federal Financial Corp       35.56    15.375  15.625   13.875    15.06       15.06
HMNF    HMN Financial Inc.                  109.51    24.750  25.750   22.375    20.09       20.09
HOMF    Home Federal Bancorp                130.09    32.250  34.250   28.250    17.66       17.14
HPBC    Home Port Bancorp Inc.               40.75    23.625  23.750   19.250    11.65       11.65
HRBF    Harbor Federal Bancorp Inc.          36.41    22.750  22.750   18.750    16.74       16.74
HRZB    Horizon Financial Corp.             123.59    16.063  16.500   14.875    11.17       11.17
HTHR    Hawthorne Financial Corp.            55.59    18.000  18.000   12.250    14.01       14.01
HWEN    Home Financial Bancorp                7.66    16.688  17.250   14.875    15.61       15.61
HZFS    Horizon Financial Svcs Corp.         10.00    10.000  10.000    9.375    10.27       10.27
IBSF    IBS Financial Corp.                 169.71    17.063  18.750   15.625    11.69       11.69
IFSB    Independence Federal Svgs Bank       18.26     9.031   9.25     7.5      13.89       12.28
INBI    Industrial Bancorp Inc.              89.23    18.000  18.000   13.625    11.76       11.76
INCB    Indiana Community Bank SB            18.90    15.000  17.625   15.000    12.37       12.37
IPSW    Ipswich Savings Bank                 28.59    13.250  14.125    7.875     4.78        4.78
ISBF    ISB Financial Corp.                 163.89    26.000  26.000   21.188    17.61       14.98
ITLA    ITLA Capital Corp.                  154.00    20.250  20.250   15.750    12.32       NA
IWBK    InterWest Bancorp Inc.              301.88    40.250  43.250   37.000    16.13       15.84
JOAC    Joachim Bancorp Inc.                 10.84    15.250  15.250   14.000    13.62       13.62
JSB     JSB Financial Inc.                  468.93    48.938  49.375   41.000    35.91       35.91
JSBA    Jefferson Savings Bancorp           205.26    30.250  30.625   27.750    23.96       18.59
JXSB    Jacksonville Savings Bk (MHC)        34.03    17.000  17.625   16.000    13.42       13.42
JXVL    Jacksonville Bancorp Inc.            45.82    15.063  15.125   13.250    13.55       13.55
KFBI    Klamath First Bancorp               205.38    22.125  22.500   18.625    15.64       NA
KNK     Kankakee Bancorp Inc.                43.66    31.500  31.875   29.000    27.25       25.69
KSAV    KS Bancorp Inc.                      19.92    18.000  19.125   18.000    16.44       16.43
KSBK    KSB Bancorp Inc.                     17.95    13.250  16.000   12.500     8.90        8.46
KYF     Kentucky First Bancorp Inc.          17.52    14.125  14.250   10.625    11.29       11.29
LARK    Landmark Bancshares Inc.             41.06    20.000  20.125   18.750    18.39       18.39
LARL    Laurel Capital Group Inc.            39.04    24.875  24.875   21.000    15.20       15.20
LFBI    Little Falls Bancorp Inc.            49.55    18.500  18.500   15.250    14.53       13.40
LFCO    Life Financial Corp.                107.12    18.375  19.250   13.625     7.56        7.56
LFED    Leeds Federal Savings Bk (MHC)      109.69    20.000  20.000   17.750    13.53       13.53
LIFB    Life Bancorp Inc.                   289.89    26.375  26.625   23.625    16.17       15.72
LISB    Long Island Bancorp Inc.          1,057.01    47.000  47.500   35.188    22.74       22.53
LOGN    Logansport Financial Corp.           19.54    15.250  16.000   13.250    12.86       12.86
LONF    London Financial Corporation          7.52    14.750  17.500   14.625    14.60       14.60
LSBI    LSB Financial Corp.                  23.83    26.000  26.500   20.250    20.24       20.24
LSBX    Lawrence Savings Bank                59.45    12.625  12.875   10.938     7.84        7.84
LVSB    Lakeview Financial                  113.85    16.500  16.938   13.625    13.71       11.75
LXMO    Lexington B&L Financial Corp.        19.07    16.625  16.625   14.125    14.73       14.73
MAFB    MAF Bancorp Inc.                    487.97    32.375  34.750   27.417    17.22       15.13
MARN    Marion Capital Holdings              48.89    28.000  28.000   22.000    22.22       22.22
MASB    MASSBANK Corp.                      153.99    47.5    47.5     35.625    28.25       27.83
MBB     MSB Bancorp Inc.                     83.19    28.875  28.875   19.875    22.40       11.94
MBBC    Monterey Bay Bancorp Inc.            59.75    20.500  20.500   16.000    15.60       14.46
MBLF    MBLA Financial Corp.                 32.63    26.250  27.000   23.250    22.35       22.35
MBSP    Mitchell Bancorp Inc.                15.94    17.250  17.375   16.375    15.36       15.36
MCBN    Mid-Coast Bancorp Inc.                6.76    27.000  27.000   19.500    22.65       22.65
MCBS    Mid Continent Bancshares Inc.        76.37    28.500  28.500   25.250    19.93       19.93
MDBK    Medford Savings Bank                154.97    36.000  36.500   29.250    21.96       20.58
MECH    Mechanics Savings Bank              132.33    26.250  26.250   18.875    16.33       16.33
MERI    Meritrust Federal SB                 38.90    47.000  47.000   39.000    24.89       24.89
METF    Metropolitan Financial Corp.         93.43    19.000  20.000   15.500     9.90        9.03
MFBC    MFB Corp.                            38.38    23.250  23.500   19.000    20.31       20.31

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
MFCX    Marshalltown Financial Corp.        2.74   7.07    4.39     2.68     0.08     1.90    69.38   68.48    (6.39)  17.50 (10.13)
MFFC    Milton Federal Financial Corp.      2.89   7.34    4.54     2.80     0.15     1.98    67.94   66.27    19.42   23.26  11.97
MFLR    Mayflower Co-operative Bank         3.98   7.46    3.70     3.76     0.35     2.46    58.51   54.59     3.15   (3.26) (1.61)
MFSL    Maryland Federal Bancorp            2.68   7.28    4.63     2.65     0.24     1.60    54.73   50.67     6.07    0.85   7.84
MIFC    Mid-Iowa Financial Corp.            3.02   7.35    4.39     2.96     1.07     2.20    54.94   38.68     6.37    5.71 (20.09)
MIVI    Mississippi View Holding Co.        3.93   7.49    3.61     3.88     0.31     2.48    59.34   56.12    (7.05)  NA     (1.21)
MLBC    ML Bancorp Inc.                     3.20   7.22    4.23     2.99     0.50     2.39    66.47   60.81    47.45   59.55  42.82
MONT    Montgomery Financial Corp.          3.65   7.84    4.34     3.50     0.03     1.93    55.87   55.47    (5.47)  16.92   6.41
MRKF    Market Financial Corp.              3.84   6.83    3.03     3.80     0.01     2.08    54.46   54.38     1.67    7.09  (2.17)
MSBF    MSB Financial Inc.                  4.77   8.38    3.77     4.60     0.46     2.79    56.15   51.72    12.40    9.64   2.09
MSBK    Mutual Savings Bank FSB             1.75   6.47    4.76     1.72     0.47     2.13    97.82   97.23   (11.45)  24.54  (3.43)
MWBI    Midwest Bancshares Inc.             2.85   7.42    4.67     2.75     0.22     1.67    55.83   52.26     9.03   16.77  (3.60)
MWBX    MetroWest Bank                      4.08   7.73    3.84     3.89     0.33     2.61    59.94   56.49    13.59    7.64  10.14
MWFD    Midwest Federal Financial           3.96   8.09    4.27     3.83     0.83     2.83    59.58   50.82    11.90   11.95   7.45
NASB    North American Savings Bank         3.51   8.29    4.85     3.44     0.79     2.08    49.48   37.85    27.47   19.39  10.55
NBN     Northeast Bancorp                   3.90   8.19    4.41     3.78     0.65     3.06    66.44   60.63     5.56    5.21  (0.38)
NBSI    North Bancshares Inc.               3.06   7.25    4.25     3.00     0.19     2.64    82.61   81.52     8.35   (5.51)  8.33
NEIB    Northeast Indiana Bancorp           3.63   8.08    4.50     3.58     0.33     1.68    42.99   37.74    31.79   33.84  42.16
NHTB    New Hampshire Thrift Bncshrs        3.85   7.91    4.31     3.60     0.74     3.10    69.28   63.00     5.15   (3.32)  8.01
NASB    NewMil Bancorp Inc.                 3.97   7.40    3.55     3.85     0.47     2.73    66.66   62.62    (7.00)  (3.47)  4.26
NSLB    NS&L Bancorp Inc.                   3.23   6.62    3.48     3.14     0.24     1.96    58.03   54.76    11.17   15.69  12.96
NSSB    Norwich Financial Corp.             4.48   7.62    3.39     4.23     0.52     2.95    59.44   54.44    (6.64)  (0.53) (7.40)
NSSY    NSS Bancorp Inc.                    2.95   7.00    4.13     2.87     0.69     2.45    67.72   59.96    30.00   17.10  10.97
NTMG    Nutmeg Federal S&LA                 4.15   7.25    3.30     3.95     1.14     3.80    74.18   66.74    37.56   19.71  42.17
NWEQ    Northwest Equity Corp.              3.78   8.01    4.43     3.58     0.51     2.42    56.49   50.23     0.26    5.83  (3.80)
NWSB    Northwest Savings Bank (MHC)        3.74   7.83    4.24     3.59     0.34     2.18    54.37   50.05     1.79   11.28  11.74
NYB     New York Bancorp Inc.               3.67   7.65    4.08     3.58     0.37     1.57    39.84   33.69    (4.81)   2.96  (1.56)
OCFC    Ocean Financial Corp.               3.09   7.04    4.04     3.01     0.16     1.58    49.88   47.28    11.35   15.85   2.05
OCN     Ocwen Financial Corp.               6.14  10.64    5.51     5.13     1.14     3.79    70.25   63.62    40.54   47.41 (41.42)
OFCP    Ottawa Financial Corp.              3.37   7.55    4.41     3.13     0.42     2.17    57.51   51.84     2.62    4.54   3.64
OHSL    OHSL Financial Corp.                3.14   7.74    4.67     3.07     0.14     1.92    59.86   58.09     7.94    6.03  15.70
OSFS    Ohio State Financial Services       3.90   7.16    3.39     3.77     0.19     2.34    59.71   57.72    (3.47)  (5.71) (6.39)
OTFC    Oregon Trail Financial Corp.       NA     NA      NA       NA       NA       NA       NA      NA       NA      NA     NA
PALM    Palfed Inc.                         4.02   8.24    4.40     3.84     0.65     3.05    62.36   55.98     2.19    6.42   7.95
PBCI    Pamrapo Bancorp Inc.                4.74   7.70    3.26     4.43     0.40     2.59    51.13   46.69     1.05    5.45  (0.93)
PBCT    People's Bank (MHC)                 3.57   6.81    3.51     3.30     2.44     4.13    70.91   49.39    (7.05  (15.89)  1.65
PBHC    Oswego City Savings Bk (MHC)        4.20   7.54    3.65     3.88     0.48     2.94    63.62   59.10     4.41    9.84  (5.90)
PBKB    People's Bancshares Inc.            2.91   6.99    4.15     2.84     0.27     2.60    81.00   79.22    90.00  165.42  15.66
PCBC    Perry County Financial Corp.        2.99   6.90    3.96     2.94     0.04     1.08    36.33   35.47     6.98   29.54  (9.68)
PDB     Piedmont Bancorp Inc.               3.95   7.92    4.06     3.86     0.32     2.17    51.89   47.95    12.33   16.42   0.15
PEEK    Peekskill Financial Corp.           3.73   6.79    3.10     3.69     0.13     1.81    47.41   45.53    (0.07)  13.15  (0.90)
PERM    Permanent Bancorp Inc.              2.67   7.18    4.62     2.57     0.43     1.95    64.49   58.50     0.30    2.45  (6.79)
PERT    Perpetual Bank (MHC)                3.84   7.73    4.02     3.72     1.07     3.03    63.44   52.90    17.16   23.38  17.24
PFDC    Peoples Bancorp                     3.79   7.78    4.02     3.76     0.21     1.46    36.84   33.30     6.10    9.75   5.30
PFED    Park Bancorp Inc.                   3.60   7.13    3.66     3.46     0.09     2.03    66.22   65.35    (2.40)   4.97   3.30
PFFB    PFF Bancorp Inc.                    2.82   7.23    4.50     2.73     0.49     1.99    61.67   54.82    (2.42)  (0.55) (2.29)
PFFC    Peoples Financial Corp.             3.71   7.00    3.38     3.62     0.02     2.26    61.97   61.73   (14.28)  33.49 (17.68)
PFNC    Progress Financial Corp.            4.65   8.31    3.98     4.33     1.39     4.11    70.83   61.46    17.28   13.08  30.99
PFSB    PennFed Financial Services Inc      2.54   7.14    4.69     2.44     0.16     1.28    41.50   37.75    12.77   15.82  24.76
PFSL    Pocahontas FS&LA (MHC)              2.05   7.01    5.01     2.00     0.29     1.25    54.61   47.95     5.83   20.02  53.05
PHBK    Peoples Heritage Finl Group         4.72   7.77    3.41     4.37     1.00     3.33    59.15   49.80    33.26   18.55   5.18
PHFC    Pittsburgh Home Financial Corp      2.89   7.59    4.76     2.84     0.21     1.81    59.29   56.25    26.60   22.48  (0.11)
PHSB    Peoples Home Savings Bk (MHC)       3.67   7.26    3.70     3.56     0.46     2.89    71.80   68.16   (15.52)   3.22 (15.61)
PKPS    Poughkeepsie Financial Corp.        3.34   7.76    4.56     3.20     0.57     2.76    65.91   59.89     1.72    1.47   7.90
PLSK    Pulaski Savings Bank (MHC)          3.20   7.29    4.21     3.08     0.07     1.99    63.24   62.35     3.70    0.90   3.40
PMFI    Perpetual Midwest Financial         3.03   7.71    4.82     2.89     0.35     2.22    68.26   64.38     4.47   24.95   6.52
PRBC    Prestige Bancorp Inc.               3.19   7.16    4.07     3.09     0.25     2.31    68.95   66.42     6.23   10.50   5.26
PROV    Provident Financial Holdings        3.22   7.24    4.10     3.14     0.79     2.81    72.96   66.16    16.33   24.50  11.23
PSBK    Progressive Bank Inc.               4.03   7.77    3.94     3.83     0.37     2.37    53.16   48.59     2.64   (9.00)  1.39
PSFC    Peoples-Sidney Financial Corp.      4.01   7.74    3.80     3.94     0.06     1.87    46.65   45.81    (1.19)  11.18  (3.35)
PSFI    PS Financial Inc.                   4.99   7.50    2.63     4.87     0.08     1.38    27.85   26.65    14.69  (10.61) (6.76)
PTRS    Potters Financial Corp.             3.42   7.27    3.96     3.31     0.29     2.40    66.57   63.66     5.04   18.46   5.79
PULB    Pulaski Bank, Svgs Bank (MHC)       3.77   7.59    3.91     3.68     0.26     2.31    58.54   55.64     5.41   13.00   1.08
PULS    Pulse Bancorp                       2.62   6.97    4.41     2.57     0.10     0.94    34.98   32.43     4.47   24.93  (1.92)

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
MFCX    Marshalltown Financial Corp.        2.74   7.07    4.39     2.68     0.08     1.90    69.38   68.48    (6.39)  17.50 (10.13)
MFFC    Milton Federal Financial Corp.      2.89   7.34    4.54     2.80     0.15     1.98    67.94   66.27    19.42   23.26  11.97
MFLR    Mayflower Co-operative Bank         3.98   7.46    3.70     3.76     0.35     2.46    58.51   54.59     3.15   (3.26) (1.61)
MFSL    Maryland Federal Bancorp            2.68   7.28    4.63     2.65     0.24     1.60    54.73   50.67     6.07    0.85   7.84
MIFC    Mid-Iowa Financial Corp.            3.02   7.35    4.39     2.96     1.07     2.20    54.94   38.68     6.37    5.71 (20.09)
MIVI    Mississippi View Holding Co.        3.93   7.49    3.61     3.88     0.31     2.48    59.34   56.12    (7.05)  NA     (1.21)
MLBC    ML Bancorp Inc.                     3.20   7.22    4.23     2.99     0.50     2.39    66.47   60.81    47.45   59.55  42.82
MONT    Montgomery Financial Corp.          3.65   7.84    4.34     3.50     0.03     1.93    55.87   55.47    (5.47)  16.92   6.41
MRKF    Market Financial Corp.              3.84   6.83    3.03     3.80     0.01     2.08    54.46   54.38     1.67    7.09  (2.17)
MSBF    MSB Financial Inc.                  4.77   8.38    3.77     4.60     0.46     2.79    56.15   51.72    12.40    9.64   2.09
MSBK    Mutual Savings Bank FSB             1.75   6.47    4.76     1.72     0.47     2.13    97.82   97.23   (11.45)  24.54  (3.43)
MWBI    Midwest Bancshares Inc.             2.85   7.42    4.67     2.75     0.22     1.67    55.83   52.26     9.03   16.77  (3.60)
MWBX    MetroWest Bank                      4.08   7.73    3.84     3.89     0.33     2.61    59.94   56.49    13.59    7.64  10.14
MWFD    Midwest Federal Financial           3.96   8.09    4.27     3.83     0.83     2.83    59.58   50.82    11.90   11.95   7.45
NASB    North American Savings Bank         3.51   8.29    4.85     3.44     0.79     2.08    49.48   37.85    27.47   19.39  10.55
NBN     Northeast Bancorp                   3.90   8.19    4.41     3.78     0.65     3.06    66.44   60.63     5.56    5.21  (0.38)
NBSI    North Bancshares Inc.               3.06   7.25    4.25     3.00     0.19     2.64    82.61   81.52     8.35   (5.51)  8.33
NEIB    Northeast Indiana Bancorp           3.63   8.08    4.50     3.58     0.33     1.68    42.99   37.74    31.79   33.84  42.16
NHTB    New Hampshire Thrift Bncshrs        3.85   7.91    4.31     3.60     0.74     3.10    69.28   63.00     5.15   (3.32)  8.01
NASB    NewMil Bancorp Inc.                 3.97   7.40    3.55     3.85     0.47     2.73    66.66   62.62    (7.00)  (3.47)  4.26
NSLB    NS&L Bancorp Inc.                   3.23   6.62    3.48     3.14     0.24     1.96    58.03   54.76    11.17   15.69  12.96
NSSB    Norwich Financial Corp.             4.48   7.62    3.39     4.23     0.52     2.95    59.44   54.44    (6.64)  (0.53) (7.40)
NSSY    NSS Bancorp Inc.                    2.95   7.00    4.13     2.87     0.69     2.45    67.72   59.96    30.00   17.10  10.97
NTMG    Nutmeg Federal S&LA                 4.15   7.25    3.30     3.95     1.14     3.80    74.18   66.74    37.56   19.71  42.17
NWEQ    Northwest Equity Corp.              3.78   8.01    4.43     3.58     0.51     2.42    56.49   50.23     0.26    5.83  (3.80)
NWSB    Northwest Savings Bank (MHC)        3.74   7.83    4.24     3.59     0.34     2.18    54.37   50.05     1.79   11.28  11.74
NYB     New York Bancorp Inc.               3.67   7.65    4.08     3.58     0.37     1.57    39.84   33.69    (4.81)   2.96  (1.56)
OCFC    Ocean Financial Corp.               3.09   7.04    4.04     3.01     0.16     1.58    49.88   47.28    11.35   15.85   2.05
OCN     Ocwen Financial Corp.               6.14  10.64    5.51     5.13     1.14     3.79    70.25   63.62    40.54   47.41 (41.42)
OFCP    Ottawa Financial Corp.              3.37   7.55    4.41     3.13     0.42     2.17    57.51   51.84     2.62    4.54   3.64
OHSL    OHSL Financial Corp.                3.14   7.74    4.67     3.07     0.14     1.92    59.86   58.09     7.94    6.03  15.70
OSFS    Ohio State Financial Services       3.90   7.16    3.39     3.77     0.19     2.34    59.71   57.72    (3.47)  (5.71) (6.39)
OTFC    Oregon Trail Financial Corp.       NA     NA      NA       NA       NA       NA       NA      NA       NA      NA     NA
PALM    Palfed Inc.                         4.02   8.24    4.40     3.84     0.65     3.05    62.36   55.98     2.19    6.42   7.95
PBCI    Pamrapo Bancorp Inc.                4.74   7.70    3.26     4.43     0.40     2.59    51.13   46.69     1.05    5.45  (0.93)
PBCT    People's Bank (MHC)                 3.57   6.81    3.51     3.30     2.44     4.13    70.91   49.39    (7.05  (15.89)  1.65
PBHC    Oswego City Savings Bk (MHC)        4.20   7.54    3.65     3.88     0.48     2.94    63.62   59.10     4.41    9.84  (5.90)
PBKB    People's Bancshares Inc.            2.91   6.99    4.15     2.84     0.27     2.60    81.00   79.22    90.00  165.42  15.66
PCBC    Perry County Financial Corp.        2.99   6.90    3.96     2.94     0.04     1.08    36.33   35.47     6.98   29.54  (9.68)
PDB     Piedmont Bancorp Inc.               3.95   7.92    4.06     3.86     0.32     2.17    51.89   47.95    12.33   16.42   0.15
PEEK    Peekskill Financial Corp.           3.73   6.79    3.10     3.69     0.13     1.81    47.41   45.53    (0.07)  13.15  (0.90)
PERM    Permanent Bancorp Inc.              2.67   7.18    4.62     2.57     0.43     1.95    64.49   58.50     0.30    2.45  (6.79)
PERT    Perpetual Bank (MHC)                3.84   7.73    4.02     3.72     1.07     3.03    63.44   52.90    17.16   23.38  17.24
PFDC    Peoples Bancorp                     3.79   7.78    4.02     3.76     0.21     1.46    36.84   33.30     6.10    9.75   5.30
PFED    Park Bancorp Inc.                   3.60   7.13    3.66     3.46     0.09     2.03    66.22   65.35    (2.40)   4.97   3.30
PFFB    PFF Bancorp Inc.                    2.82   7.23    4.50     2.73     0.49     1.99    61.67   54.82    (2.42)  (0.55) (2.29)
PFFC    Peoples Financial Corp.             3.71   7.00    3.38     3.62     0.02     2.26    61.97   61.73   (14.28)  33.49 (17.68)
PFNC    Progress Financial Corp.            4.65   8.31    3.98     4.33     1.39     4.11    70.83   61.46    17.28   13.08  30.99
PFSB    PennFed Financial Services Inc      2.54   7.14    4.69     2.44     0.16     1.28    41.50   37.75    12.77   15.82  24.76
PFSL    Pocahontas FS&LA (MHC)              2.05   7.01    5.01     2.00     0.29     1.25    54.61   47.95     5.83   20.02  53.05
PHBK    Peoples Heritage Finl Group         4.72   7.77    3.41     4.37     1.00     3.33    59.15   49.80    33.26   18.55   5.18
PHFC    Pittsburgh Home Financial Corp      2.89   7.59    4.76     2.84     0.21     1.81    59.29   56.25    26.60   22.48  (0.11)
PHSB    Peoples Home Savings Bk (MHC)       3.67   7.26    3.70     3.56     0.46     2.89    71.80   68.16   (15.52)   3.22 (15.61)
PKPS    Poughkeepsie Financial Corp.        3.34   7.76    4.56     3.20     0.57     2.76    65.91   59.89     1.72    1.47   7.90
PLSK    Pulaski Savings Bank (MHC)          3.20   7.29    4.21     3.08     0.07     1.99    63.24   62.35     3.70    0.90   3.40
PMFI    Perpetual Midwest Financial         3.03   7.71    4.82     2.89     0.35     2.22    68.26   64.38     4.47   24.95   6.52
PRBC    Prestige Bancorp Inc.               3.19   7.16    4.07     3.09     0.25     2.31    68.95   66.42     6.23   10.50   5.26
PROV    Provident Financial Holdings        3.22   7.24    4.10     3.14     0.79     2.81    72.96   66.16    16.33   24.50  11.23
PSBK    Progressive Bank Inc.               4.03   7.77    3.94     3.83     0.37     2.37    53.16   48.59     2.64   (9.00)  1.39
PSFC    Peoples-Sidney Financial Corp.      4.01   7.74    3.80     3.94     0.06     1.87    46.65   45.81    (1.19)  11.18  (3.35)
PSFI    PS Financial Inc.                   4.99   7.50    2.63     4.87     0.08     1.38    27.85   26.65    14.69  (10.61) (6.76)
PTRS    Potters Financial Corp.             3.42   7.27    3.96     3.31     0.29     2.40    66.57   63.66     5.04   18.46   5.79
PULB    Pulaski Bank, Svgs Bank (MHC)       3.77   7.59    3.91     3.68     0.26     2.31    58.54   55.64     5.41   13.00   1.08
PULS    Pulse Bancorp                       2.62   6.97    4.41     2.57     0.10     0.94    34.98   32.43     4.47   24.93  (1.92)

          Exhibit 5
Selected Data on all Public Thrifts


                                                    Market Data as of The Most Recent Quarter
                                          ------------------------------------------------------------


                                            MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                           Market   Price     Price    Price  Reported    Publicly Rep
                                            Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                     ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------           ------------------------------------------------------------
MFCX    Marshalltown Financial Corp.         24.17    17.250  17.250   15.500    14.37       14.37
MFFC    Milton Federal Financial Corp.       34.72    15.250  15.250   13.625    12.31       12.31
MFLR    Mayflower Co-operative Bank          21.15    19.500  19.500   15.750    13.67       13.44
MFSL    Maryland Federal Bancorp            155.22    43.000  50.500   38.500    30.83       NA
MIFC    Mid-Iowa Financial Corp.             16.97     9.000   9.000    7.313     7.00        6.99
MIVI    Mississippi View Holding Co.         13.05    17.000  17.250   14.625    16.30       16.30
MLBC    ML Bancorp Inc.                     338.92    27.375  27.375   18.750    14.41       13.44
MONT    Montgomery Financial Corp.           20.87    12.000  12.375   11.000    11.81       11.81
MRKF    Market Financial Corp.               20.37    13.750  13.750   12.250    14.83       14.83
MSBF    MSB Financial Inc.                   21.59    17.250  18.000   11.875    10.33       10.33
MSBK    Mutual Savings Bank FSB              52.95    14.625  14.625    9.750     9.73        9.73
MWBI    Midwest Bancshares Inc.              17.64    40.750  40.750   31.250    30.55       30.55
MWBX    MetroWest Bank                      112.53     7.688   7.688    5.625     3.13        3.13
MWFD    Midwest Federal Financial            41.51    19.750  20.750   17.625    11.21       10.81
NASB    North American Savings Bank         118.52    47.750  47.750   38.000    25.37       24.52
NBN     Northeast Bancorp                    40.75    19.000  19.875   14.438    14.27       12.61
NBSI    North Bancshares Inc.                25.68    24.000  24.500   19.250    17.04       17.04
NEIB    Northeast Indiana Bancorp            36.58    19.500  20.250   14.750    15.51       15.51
NHTB    New Hampshire Thrift Bncshrs         41.49    20.750  20.750   15.500    12.04       10.34
NASB    NewMil Bancorp Inc.                  53.69    14.250  14.250   10.875     8.42        8.42
NSLB    NS&L Bancorp Inc.                    13.35    17.250  17.250   16.250    16.51       16.51
NSSB    Norwich Financial Corp.             160.93    29.000  29.250   20.750    15.05       13.66
NSSY    NSS Bancorp Inc.                     90.08    30.250  31.000   23.000    21.54       20.84
NTMG    Nutmeg Federal S&LA                   8.58     8.750   8.750    7.000     7.72        7.72
NWEQ    Northwest Equity Corp.               14.47    16.125  16.750   14.625    14.53       14.53
NWSB    Northwest Savings Bank (MHC)        694.00    25.625  26.250   15.625     8.66        8.18
NYB     New York Bancorp Inc.               752.83    29.938  32.000   26.344     7.93        7.93
OCFC    Ocean Financial Corp.               288.53    35.500  35.750   33.063    27.63       27.63
OCN     Ocwen Financial Corp.             1,489.94    42.125  44.750   32.125    13.82       13.46
OFCP    Ottawa Financial Corp.              148.28    27.125  27.125   20.455    14.15       11.43
OHSL    OHSL Financial Corp.                 33.64    26.000  26.000   23.250    21.42       21.42
OSFS    Ohio State Financial Services         9.51    NA      NA       NA        NA          NA
OTFC    Oregon Trail Financial Corp.         73.94    NA      NA       NA        NA          NA
PALM    Palfed Inc.                         132.48    24.625  24.625   15.5      10.74       10.74
PBCI    Pamrapo Bancorp Inc.                 68.94    23.750  24.000   19.750    16.89       16.77
PBCT    People's Bank (MHC)               2,017.15    32.063  32.250   25.750    11.41       11.40
PBHC    Oswego City Savings Bk (MHC)         56.54    22.125  22.125   12.875    12.02       10.10
PBKB    People's Bancshares Inc.             62.79    20.000  20.000   15.250     8.96        8.59
PCBC    Perry County Financial Corp.         19.46    20.000  20.000   18.750    18.81       18.81
PDB     Piedmont Bancorp Inc.                28.88    10.875  11.125   10.000     7.56        7.56
PEEK    Peekskill Financial Corp.            55.88    15.000  15.250   13.375    14.71       14.71
PERM    Permanent Bancorp Inc.               54.42    24.000  26.500   22.750    20.37       20.10
PERT    Perpetual Bank (MHC)                 78.99    29.500  29.750   24.125    20.14       20.14
PFDC    Peoples Bancorp                      71.62    23.000  23.000   21.750    19.23       19.23
PFED    Park Bancorp Inc.                    43.16    17.750  17.750   15.875    16.61       16.61
PFFB    PFF Bancorp Inc.                    326.74    19.375  20.000   18.063    14.69       14.54
PFFC    Peoples Financial Corp.              21.25    15.625  15.625   15.000    15.78       15.78
PFNC    Progress Financial Corp.             58.15    14.688  15.125    9.762     5.85        5.22
PFSB    PennFed Financial Services Inc      141.66    31.500  31.500   27.125    22.43       18.99
PFSL    Pocahontas FS&LA (MHC)               58.56    20.750  20.750   17.750    14.76       14.76
PHBK    Peoples Heritage Finl Group       1,102.42    42.313  43.125   36.250    16.42       14.02
PHFC    Pittsburgh Home Financial Corp       38.65    19.125  19.500   15.000    14.63       14.48
PHSB    Peoples Home Savings Bk (MHC)        49.34    17.000  17.250   13.625    10.22       10.22
PKPS    Poughkeepsie Financial Corp.        125.17     9.250   9.375    7.250     5.91        5.91
PLSK    Pulaski Savings Bank (MHC)           42.44    18.250  18.250   13.250    10.36       10.36
PMFI    Perpetual Midwest Financial          48.23    22.250  23.000   18.750    18.24       18.24
PRBC    Prestige Bancorp Inc.                16.72    18.875  18.875   15.625    16.88       16.88
PROV    Provident Financial Holdings         95.52    19.750  20.125   16.750    17.66       17.66
PSBK    Progressive Bank Inc.               124.89    34.250  38.000   27.500    20.18       18.18
PSFC    Peoples-Sidney Financial Corp.       30.80    16.500  17.000   13.625    15.72       15.72
PSFI    PS Financial Inc.                    34.22    17.125  18.000   14.000    14.76       14.76
PTRS    Potters Financial Corp.              15.80    28.250  28.250   21.000    22.42       22.42
PULB    Pulaski Bank, Svgs Bank (MHC)        63.87    18.375  19.625   17.375    11.23       11.23
PULS    Pulse Bancorp                        77.01    24.000  25.250   20.000    14.03       14.03

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
PVFC    PVF Capital Corp.                   3.74   8.67    4.95     3.72     0.37     2.12    51.93   47.14    10.93   15.71  36.78
PVSA    Parkvale Financial Corporation      3.04   7.29    4.34     2.95     0.23     1.43    44.49   40.17     5.73   13.97   6.43
PWBC    PennFirst Bancorp Inc.              2.15   6.95    4.85     2.11     0.15     1.24    54.90   51.66     2.64    6.65   3.13
PWBK    Pennwood Bancorp Inc.               4.25   7.92    3.81     4.11     0.3      2.84    64.38   61.75   -18.7    24.94   8.04
QCBC    Quaker City Bancorp Inc.            2.96   7.57    4.66     2.92     0.32     1.80    52.81   47.66    22.77    9.09   6.86
QCFB    QCF Bancorp Inc.                    4.14   7.19    3.12     4.06     0.36     1.72    39.00   33.63     3.74   15.73   3.35
QCSB    Queens County Bancorp Inc.          4.34   8.21    4.00     4.22     0.09     1.83    42.55   41.31    20.22   23.98   7.91
RARB    Raritan Bancorp Inc.                3.50   7.15    3.82     3.32     0.31     1.93    52.13   47.61    29.34   12.59   2.50
REDF    RedFed Bancorp Inc.                 3.22   7.18    4.05     3.13     0.74     2.55    62.45   53.56    24.15   NA     15.53
RELI    Reliance Bancshares Inc.            4.71   7.14    2.63     4.51    (0.02)    2.11    46.94   47.13    (0.19)  (8.09)  2.41
RELY    Reliance Bancorp Inc.               3.39   7.25    4.04     3.21     0.18     1.83    47.57   44.62    11.73   (0.53)  4.86
RIVR    River Valley Bancorp                4.17   7.34    3.46     3.88     0.54     2.73    60.51   54.96     6.12   15.39  (8.90)
ROSE    TR Financial Corp.                  2.59   7.21    4.68     2.54     0.20     1.27    46.21   41.97    15.74   19.80 (12.66)
RSLN    Roslyn Bancorp Inc.                 3.12   7.25    4.20     3.06     0.19     1.38    41.99   38.32    39.86  135.39  23.66
RVSB    Riverview Bancorp Inc.              4.51   8.43    4.20     4.24     0.94     3.17    58.41   49.14    91.61    7.67  47.16
SBFL    SB of the Finger Lakes (MHC)        3.07   7.17    4.20     2.97     0.19     2.64    81.18   79.95    18.98   26.70  21.31
SBOS    Boston Bancorp (The)                2.95   6.88    4.00     2.87     0.15     1.27    42.96   39.99   (36.27  (23.33)  3.59
SCBS    Southern Community Bancshares       4.24   7.11    2.90     4.20     0.43     2.76    59.46   55.28     1.51   17.18   4.60
SCCB    S. Carolina Community Bancshrs      4.36   7.74    3.47     4.27     0.26     2.49    55.03   52.31     1.60    2.30  (0.19)
SFED    SFS Bancorp Inc.                    3.46   7.30    3.93     3.36     0.26     2.45    68.05   65.59     2.88   NA      5.01
SFFC    StateFed Financial Corp.            3.11   7.54    4.61     2.93     0.08     1.41    51.53   50.24     8.70   (1.62) 15.79
SFIN    Statewide Financial Corp.           3.69   7.36    3.78     3.59     0.23     2.44    63.67   61.29    17.76    1.49  (5.36)
SFNB    Security First Network Bank         4.26   5.39    2.10     3.29    15.25    51.80   275.63   NA       (4.66  194.17  56.30
SFSB    SuburbFed Financial Corp.           2.87   7.18    4.39     2.79     0.70     2.61    74.61   68.25     5.49   21.59  (3.95)
SFSL    Security First Corp.                4.00   8.32    4.45     3.88     0.28     1.94    46.41   42.54    16.90   13.30  12.89
SGVB    SGV Bancorp Inc.                    2.54   7.17    4.72     2.45     0.29     2.14    77.41   74.75    (0.36)  34.54   6.40
SHEN    First Shenango Bancorp Inc.         3.25   7.52    4.32     3.19     0.18     1.47    42.69   39.37    (9.70)   0.86   7.83
SHSB    SHS Bancorp Inc.                    2.88   7.75    4.94     2.81     0.16     2.02    66.61   64.77     5.49    3.51   3.00
SISB    SIS Bancorp Inc.                    3.68   7.11    3.62     3.49     0.88     2.87    65.55   56.85     5.15   15.81   2.45
SKAN    Skaneateles Bancorp Inc.            4.19   7.79    3.82     3.97     0.73     3.33    69.38   63.71    (0.09)   3.19  (0.40)
SKBO    First Carnegie Deposit (MHC)        2.76   6.70    4.00     2.69     0.06     1.53    55.77   54.80   (37.91)   2.27 (45.05)
SMBC    Southern Missouri Bancorp Inc.      3.23   7.08    3.90     3.18     0.37     1.96    62.45   58.13   (12.78)   9.14 (18.03)
SMFC    Sho-Me Financial Corp.              3.35   8.02    4.73     3.29     0.44     1.57    42.13   34.31    19.52   16.90   2.54
SOBI    Sobieski Bancorp Inc.               3.33   7.21    4.01     3.20     0.23     2.37    69.20   67.02    12.46   22.17  (6.21)
SOPN    First Savings Bancorp Inc.          3.92   7.60    3.79     3.81     0.16     1.23    31.01   28.03     1.49    8.40   4.15
SOSA    Somerset Savings Bank               4.07   8.17    4.30     3.87     0.22     2.87    61.62   59.48     4.54    2.98   5.13
SPBC    St. Paul Bancorp Inc.               3.04   7.08    4.17     2.91     0.90     2.19    58.83   46.13    (5.46)  (8.09) (0.86)
SRN     Southern Banc Co.                   2.75   7.07    4.36     2.71     0.08     1.94    67.98   67.04     2.77   20.85   1.58
SSB     Scotland Bancorp Inc.               4.68   7.49    2.90     4.60     0.10     2.28    48.65   47.55     3.22    5.11  (0.43)
SSFC    South Street Financial Corp.        3.40   7.33    4.03     3.29     0.05     1.40    41.81   41.00     4.95   (0.72)  3.47
SSM     Stone Street Bancorp Inc.           4.66   7.96    3.38     4.59     0.14     2.29    48.51   46.98    (5.06)  16.60  (0.32)
STFR    St. Francis Capital Corp.           2.63   7.09    4.62     2.47     0.38     1.80    59.45   53.17     3.98   13.10  12.34
STSA    Sterling Financial Corp.            2.68   8.40    5.61     2.79     0.49     2.27    65.54   59.52    43.67   20.05  14.78
SVRN    Sovereign Bancorp Inc.              2.59   7.19    4.69     2.50     0.24     1.34    45.73   40.51    33.73   92.44  12.63
SWBI    Southwest Bancshares                3.38   7.47    4.30     3.17     0.19     1.72    54.63   51.90    (3.51)   0.17  (4.30)
SWCB    Sandwich Bancorp Inc.               3.67   7.29    3.73     3.56     0.50     2.36    56.31   50.18     7.87   17.80  11.48
SZB     SouthFirst Bancshares Inc.          3.85   7.52    3.94     3.58     1.51     4.13    81.08   73.11    18.83   27.83  (7.99)
THR     Three Rivers Financial Corp.        3.66   7.63    4.08     3.54     0.52     2.72    68.78   64.24    (3.84  )11.18   3.54
THRD    TF Financial Corporation            3.25   6.94    3.8      3.14     0.23     2.28    61.65   58.87    -9.62  -70.73 -14.98
TPNZ    Tappan Zee Financial Inc.           3.79   7.48    3.79     3.69     0.12     2.46    64.47   63.33     1.46    8.65   1.89
TRIC    Tri-County Bancorp Inc.             3.13   7.39    4.34     3.05     0.17     1.77    55.01   52.53    (5.74)  22.43   4.05
TSBS    Peoples Bancorp Inc. (MHC)          3.59   6.94    3.51     3.43     0.33     2.36    57.51   53.37     5.03   14.88   4.49
TSH     Teche Holding Co.                   3.43   7.65    4.29     3.36     0.65     2.54    63.58   56.53    12.90   10.35   8.74
TWIN    Twin City Bancorp                   3.98   7.86    4.02     3.84     0.37     2.54    60.58   56.75    (1.54)  (4.84) (3.38)
UBMT    United Financial Corp.              3.81   7.09    3.41     3.68     0.56     1.98    46.73   38.63    (7.88  (14.32)(15.43)
UFRM    United Federal Savings Bank         4.05   8.38    4.59     3.79     0.99     3.66    76.46   70.33    14.83   42.04  14.83
USAB    USABancshares, Inc.                 4.79   9.40    4.75     4.65     0.76     4.16    72.13   67.58    91.62   62.27  98.30
VABF    Virginia Beach Fed. Financial       3.22   8.03    4.91     3.11     0.44     2.62    72.78   68.98    (7.98)  (7.04)  0.85
VFFC    Virginia First Financial Corp.      3.97   8.29    4.46     3.83     0.48     3.86    90.25   89.03    20.11   20.53   3.41
WAMU    Washington Mutual Inc.              2.94   7.37    4.58     2.80     0.86     1.96    51.06   36.03    13.28   20.27  (3.64)
WAYN    Wayne Svgs Community Bank(MHC)      3.35   7.62    4.37     3.26     0.26     2.41    68.55   66.07    (6.28)  (1.88) (3.90)
WBST    Webster Financial Corp.             3.17   7.08    4.05     3.02     0.51     1.99    52.11   44.09    58.36   26.26  25.79
WCBI    Westco Bancorp                      3.63   7.60    4.08     3.52     0.29     1.51    40.40   35.57    (3.26)   5.98  (2.15)
WCFB    Webster City Federal SB (MHC)       3.66   7.11    3.52     3.58     0.20     1.40    36.70   33.18     6.61    8.04   9.78

          Exhibit 5
Selected Data on all Public Thrifts


                                                    Market Data as of The Most Recent Quarter
                                          ------------------------------------------------------------


                                            MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                           Market   Price     Price    Price  Reported    Publicly Rep
                                            Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                     ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------           ------------------------------------------------------------
PVFC    PVF Capital Corp.                    52.46    20.250  21.750   16.705    10.63       10.63
PVSA    Parkvale Financial Corporation      142.97    26.100  26.500   21.400    15.20       15.10
PWBC    PennFirst Bancorp Inc.               96.92    17.625  19.500   14.318    12.96       NA
PWBK    Pennwood Bancorp Inc.                10.82    17.75   17.75    14.75     15.34       15.34
QCBC    Quaker City Bancorp Inc.             95.21    22.750  22.750   17.563    15.33       15.33
QCFB    QCF Bancorp Inc.                     39.09    25      26.25    21.25     18.83       18.83
QCSB    Queens County Bancorp Inc.          525.02    34.542  36.167   29.792    13.26       13.26
RARB    Raritan Bancorp Inc.                 64.64    25.000  25.500   19.500    12.64       12.45
REDF    RedFed Bancorp Inc.                 139.08    17.375  18.000   15.750    11.21       NA
RELI    Reliance Bancshares Inc.             21.32     8.500   9.000    8.000     9.18        9.18
RELY    Reliance Bancorp Inc.               287.51    33.000  33.000   27.688    19.29       14.17
RIVR    River Valley Bancorp                 20.83    14.75   15       13.625    14.62       14.4
ROSE    TR Financial Corp.                  567.89    31.875  31.875   23.000    13.94       13.94
RSLN    Roslyn Bancorp Inc.                 913.79    22.250  24.313   21.438    14.04       13.97
RVSB    Riverview Bancorp Inc.               83.49    12.816  12.816    8.281     9.56        9.21
SBFL    SB of the Finger Lakes (MHC)         52.21    24.000  25.500   17.250    11.92       11.92
SBOS    Boston Bancorp (The)                 NA       41.750  42.250   36.250    40.29       40.29
SCBS    Southern Community Bancshares        20.47    14.625  14.625   13.500    13.19       13.19
SCCB    S. Carolina Community Bancshrs       15.92    18.250  19.500   17.500    17.10       17.10
SFED    SFS Bancorp Inc.                     27.24    22.250  23.000   16.875    17.64       17.64
SFFC    StateFed Financial Corp.             21.03    25.750  26.750   19.000    19.71       19.71
SFIN    Statewide Financial Corp.            95.82    21.500  21.625   18.000    14.34       14.32
SFNB    Security First Network Bank          74.59     6.875   9.375    5.500     3.02        2.97
SFSB    SuburbFed Financial Corp.            41.51    31.750  32.000   25.750    22.73       22.65
SFSL    Security First Corp.                131.90    19.000  19.250   14.667     8.31        8.18
SGVB    SGV Bancorp Inc.                     41.57    17.875  17.875   13.750    12.98       12.78
SHEN    First Shenango Bancorp Inc.          71.38    31.500  31.750   25.500    22.55       22.55
SHSB    SHS Bancorp Inc.                     12.91    NA      NA       NA        NA          NA
SISB    SIS Bancorp Inc.                    184.17    34.750  34.750   27.625    18.94       18.94
SKAN    Skaneateles Bancorp Inc.             26.98    28.500  28.750   20.750    18.15       17.63
SKBO    First Carnegie Deposit (MHC)         44.28    14.500  14.750   11.625    10.52       10.52
SMBC    Southern Missouri Bancorp Inc.       29.48    17.500  17.625   15.500    16.16       16.16
SMFC    Sho-Me Financial Corp.               69.71    42.500  43.125   36.750    22.63       22.63
SOBI    Sobieski Bancorp Inc.                14.81    17.000  17.750   14.750    17.26       17.26
SOPN    First Savings Bancorp Inc.           85.03    23.875  23.875   20.000    18.43       18.43
SOSA    Somerset Savings Bank                80.14     5.250   5.250    2.563     2.06        2.06
SPBC    St. Paul Bancorp Inc.               815.75    25.000  25.000   22.000    11.98       11.95
SRN     Southern Banc Co.                    20.76    16.125  16.375   15.250    14.74       14.61
SSB     Scotland Bancorp Inc.                20.33    16.125  16.375   14.875    13.45       13.45
SSFC    South Street Financial Corp.         77.56    16.500  16.750   15.125    14.69       14.69
SSM     Stone Street Bancorp Inc.            36.54    21.250  22.000   20.750    16.32       16.32
STFR    St. Francis Capital Corp.           196.43    37.375  38.000   33.875    24.78       21.95
STSA    Sterling Financial Corp.            164.58    19.063  20.375   17.625    12.98       11.88
SVRN    Sovereign Bancorp Inc.            1,673.92    17.500  17.500   14.688     7.33        5.99
SWBI    Southwest Bancshares                 67.13    20.750  21.750   20.188    16.01       16.01
SWCB    Sandwich Bancorp Inc.                76.76    37.000  39.000   30.250    21.16       20.34
SZB     SouthFirst Bancshares Inc.           16.00    16.000  16.000   13.875    16.06       16.06
THR     Three Rivers Financial Corp.         16.68    16.625  16.813   15.625    15.75       15.69
THRD    TF Financial Corporation             98.38    25.375  25.438   19.125    19.21       16.96
TPNZ    Tappan Zee Financial Inc.            29.02    18.625  18.625   16.500    14.36       14.36
TRIC    Tri-County Bancorp Inc.              16.93    23.125  24.250   21.250    23.13       23.13
TSBS    Peoples Bancorp Inc. (MHC)          317.43    33.125  33.125   19.375    11.96       10.76
TSH     Teche Holding Co.                    67.46    19.000  19.375   15.500    15.53       15.53
TWIN    Twin City Bancorp                    17.34    13.500  13.875   12.833    10.87       10.87
UBMT    United Financial Corp.               31.81    22.250  22.250   19.000    20.10       20.10
UFRM    United Federal Savings Bank          35.35    12.500  12.500   11.500     6.82        6.82
USAB    USABancshares, Inc.                   6.06     7.406   8.063    6.563     6.44        6.32
VABF    Virginia Beach Fed. Financial        83.40    16.250  16.750   13.250     8.70        8.70
VFFC    Virginia First Financial Corp.      142.43    22.500  23.125   13.375    11.44       11.05
WAMU    Washington Mutual Inc.           16,394.97    69.750  70.250   58.875    20.28       18.79
WAYN    Wayne Svgs Community Bank(MHC)       71.04    24.750  24.750   17.000    10.58       10.58
WBST    Webster Financial Corp.             830.20    58.750  59.063   44.000    26.83       23.10
WCBI    Westco Bancorp                       65.87    27.000  27.000   25.500    19.42       19.42
WCFB    Webster City Federal SB (MHC)        44.10    15.500  15.500   13.750    10.54       10.54

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
WEFC    Wells Financial Corp.               3.36   7.59    4.27     3.32     0.55     1.95    50.43   42.27     5.40    7.01   2.21
WEHO    Westwood Homestead Fin. Corp.       3.52   7.80    4.33     3.47     0.11     1.91    53.31   51.83    24.43   34.60  16.99
WES     Westcorp                            3.70   7.67    4.54     3.13     3.46     6.62   101.28  102.70     8.61   13.16 (11.86)
WFI     Winton Financial Corp.              3.11   8.04    4.99     3.05     0.15     1.99    61.46   59.58     9.00    9.96  10.55
WFSG    Wilshire Financial Services         2.04   9.14    7.23     1.91     0.98     3.57   142.50  164.41    36.91   19.19 (15.25)
WFSL    Washington Federal Inc.             3.68   8.22    4.64     3.58     0.09     0.70    18.41   16.37    (2.83)   2.01   4.95
WHGB    WHG Bancshares Corp.                3.93   7.25    3.48     3.77     0.12     2.32    59.46   58.16     7.22    4.57  12.00
WOFC    Western Ohio Financial Corp.        2.95   7.51    4.63     2.88     0.11     2.09    68.45   67.19     0.94   (2.41)  3.66
WRNB    Warren Bancorp Inc.                 4.94   7.93    3.20     4.74     0.24     2.53    50.49   47.99     6.83   13.02   2.22
WSB     Washington Savings Bank, FSB        2.58   8.13    5.66     2.47     0.24     1.68    70.03   67.14    14.77  (25.56) 14.79
WSFS    WSFS Financial Corp.                3.49   8.20    4.78     3.42     0.68     2.34    55.91   47.07    (3.43)   9.78  (9.36)
WSTR    WesterFed Financial Corp.           3.48   7.37    4.15     3.21     0.70     2.67    64.87   57.22    18.23   16.04  (0.15)
WVFC    WVS Financial Corp.                 3.61   7.67    4.10     3.57     0.12     1.56    42.16   40.14   (16.91)   5.74 (12.69)
WWFC    Westwood Financial Corp.            2.82   6.83    4.09     2.75     0.23     2.09    67.31   64.57    (3.48  (10.49) (4.30)
WYNE    Wayne Bancorp Inc.                  3.59   7.63    4.10     3.53     0.23     2.35    64.55   62.25     9.59   14.27  12.40
YFCB    Yonkers Financial Corporation       3.85   7.45    3.69     3.76     0.29     2.17    53.32   49.70    34.53  134.68   7.40
YFED    York Financial Corp.                3.32   7.60    4.47     3.13     0.44     2.14    57.20   51.23    (2.29)  (0.52) (2.27)
                                  --------------------------------------------------------------------------------------------------
        Average                             3.48   7.51    4.18     3.33     0.52     2.38    59.39   53.32    10.42   14.51   6.58

          Exhibit 5
Selected Data on all Public Thrifts

                                                     Market Data as of The Most Recent Quarter
                                         ------------------------------------------------------------


                                           MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                          Market   Price     Price    Price  Reported    Publicly Rep
                                           Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                    ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------          ------------------------------------------------------------
WEFC    Wells Financial Corp.               35.02    16.500  17.000   15.000    14.86       14.86
WEHO    Westwood Homestead Fin. Corp.       44.52    18.000  18.000   14.125    14.20       14.20
WES     Westcorp                           456.20    22.875  22.875   17.938    13.00       12.97
WFI     Winton Financial Corp.              39.23    17.375  17.500   12.500    11.72       11.49
WFSG    Wilshire Financial Services        234.67    16.250  16.250   13.500     9.11        9.11
WFSL    Washington Federal Inc.          1,431.20    29.625  29.750   25.563    15.11       13.87
WHGB    WHG Bancshares Corp.                23.58    15.250  15.250   13.750    14.16       14.16
WOFC    Western Ohio Financial Corp.        60.66    27.125  27.125   21.250    23.40       21.84
WRNB    Warren Bancorp Inc.                 74.07    19.500  19.625   17.250    10.20       10.20
WSB     Washington Savings Bank, FSB        31.25     6.250   7.000    4.875     5.16        5.16
WSFS    WSFS Financial Corp.               230.18    18.375  18.750   13.500     6.66        6.61
WSTR    WesterFed Financial Corp.          128.27    26.000  26.375   20.125    19.03       15.35
WVFC    WVS Financial Corp.                 54.20    29.125  29.25    25.75     19.38       19.38
WWFC    Westwood Financial Corp.            17.83    27.625  27.625   18.250    15.95       14.27
WYNE    Wayne Bancorp Inc.                  42.54    24.500  24.875   19.000    16.49       16.49
YFCB    Yonkers Financial Corporation       55.88    19.875  20.000   15.250    14.53       14.53
YFED    York Financial Corp.               204.31    25.750  26.750   19.500    14.53       14.53
                                        ------------------------------------------------------------
        Average                            224.91    23.36   23.94    19.43     15.77       15.18

          Exhibit 5
Selected Data on all Public Thrifts

                                                                                                          Balance Sheet Growth as of
                                              Income Statement as of The Most Recent Quarter               The Most Recent Quarter
                                        ------------------------------------------------------------------  ------------------------
                                                                    Net       Non-    Non-
                                                 Interest  Interest Interest interest interest
                                            Net   Income/  Expense/ Income   Income/  Expense Effi-   Over-    Asset   Loan Deposit
                                         Interest   Avg      Avg    Avg        Avg    Avg     ciency  head     Growth Growth Growth
                                         Margin   Assets    Assets  Assets   Assets   Assets  Ratio   Ratio     Rate   Rate   Rate
Ticker        Short Name                    (%)    (%)      (%)     (%)       (%)      (%)    (%)      (%)      (%)    (%)    (%)
-------------------------------         -----------------------------------------------------------   -----------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                   3.53   7.53    4.14     3.39     0.46     3.20    83.05   80.77    13.95    6.41  16.03
ATSB    AmTrust Capital Corp.               2.75   6.92    4.29     2.63     0.59     2.85    88.42   85.84   (14.17  (10.99)(38.23)
CSBF    CSB Financial Group Inc.            3.40   6.68    3.40     3.28     0.19     2.58    70.71   69.02     7.07   (4.82)  6.29
FCB     Falmouth Bancorp Inc.               3.70   6.64    3.03     3.61     0.12     2.63    70.61   69.65    16.17   34.42  17.43
FFBI    First Financial Bancorp Inc.        3.08   7.42    4.44     2.97     0.60     2.99    83.79   80.54    (37.0)(100.44)  4.34
GLMR    Gilmer Financial Svcs, Inc.         2.39   7.78    5.43     2.35     0.34     2.41    89.32   87.80     7.45    2.51  20.03
HBBI    Home Building Bancorp               3.53   7.58    4.16     3.43     0.26     2.42    65.74   63.11   (29.45)   4.92 (41.96)
HHFC    Harvest Home Financial Corp.        2.82   7.24    4.47     2.77     0.07     1.63    57.52   56.51    21.63   10.50  (3.41)
SOBI    Sobieski Bancorp Inc.               3.33   7.21    4.01     3.20     0.23     2.37    69.20   67.02    12.46   22.17  (6.21)
SZB     SouthFirst Bancshares Inc.          3.85   7.52    3.94     3.58     1.51     4.13    81.08   73.11    18.83   27.83  (7.99)
                                  --------------------------------------------------------------------------------------------------
        Average                             3.24   7.25    4.13     3.12     0.44     2.72    75.94   73.34     1.69   (0.75) (3.37)
        Median                              3.37   7.33    4.15     3.24     0.30     2.61    75.90   71.38     9.96    5.67   0.47
        Maximum                             3.85   7.78    5.43     3.61     1.51     4.13    89.32   87.80    21.63   34.42  20.03
        Minimum                             2.39   6.64    3.03     2.35     0.07     1.63    57.52   56.51   (37.03 (100.44)(41.96)

          Exhibit 5
Selected Data on all Public Thrifts


                                                    Market Data as of The Most Recent Quarter
                                          ------------------------------------------------------------


                                            MRQ     MRQ       MRQ      MRQ    MRQ Public  MRQ Tangible
                                           Market   Price     Price    Price  Reported    Publicly Rep
                                            Value  Per Share  High      Low   Book Value  Book Value
Ticker        Short Name                     ($)     ($)       ($)      ($)      ($)         ($)
-------------------------------           ------------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                     7.31    23.000  23.000   18.125    23.96       23.96
ATSB    AmTrust Capital Corp.                 7.63    13.875  13.875   12.500    14.46       14.32
CSBF    CSB Financial Group Inc.             11.71    12.000  12.500   11.000    12.99       12.27
FCB     Falmouth Bancorp Inc.                28.37    16.500  16.500   13.250    15.40       15.40
FFBI    First Financial Bancorp Inc.          7.89    18.125  18.750   15.500    17.62       17.62
GLMR    Gilmer Financial Svcs, Inc.           2.70    11.000  12.000   11.000    19.88       19.88
HBBI    Home Building Bancorp                 6.62    22.000  23.000   20.500    20.43       20.43
HHFC    Harvest Home Financial Corp.         12.58    10.875  11.500   10.250    11.31       11.31
SOBI    Sobieski Bancorp Inc.                14.81    17.000  17.750   14.750    17.26       17.26
SZB     SouthFirst Bancshares Inc.           16.00    16.000  16.000   13.875    16.06       16.06
                                  --------------------------------------------------------------
        Average                              11.56    16.04   16.49    14.08     16.94       16.85
        Median                                9.80    16.25   16.25    13.56     16.66       16.66
        Maximum                              28.37    23.00   23.00    20.50     23.96       23.96
        Minimum                               2.70    10.88   11.50    10.25     11.31       11.31

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
%CAL    California Federal Bank, a FSB   NA        NA          NA      NA       NA      NA        NA           NA           4995
%CCMD   Chevy Chase Bank, FSB            NA        NA          NA      NA       NA      NA        NA           NA           4142
AABC    Access Anytime Bancorp Inc.       0.000     0.00        9.15   11.81     2.37    8.2     136.48       136.48          NA
AADV    Advantage Bancorp Inc.            0.671    12.30       21.45   18.60    17.54   19.30    194.85        NA             NA
ABBK    Abington Bancorp Inc.             1.111    18.96       19.05   13.20    15.79   17.06    185.28       204.43         165
ABCL    Alliance Bancorp Inc.             1.700    24.57       20.06   15.14    16.59   22.31    160.71       162.63         443
ABCW    Anchor BanCorp Wisconsin          1.076    13.89       16.08   13.78    14.58   15.03    215.27       219.07         547
AFBC    Advance Financial Bancorp         1.803    NA          NA      18.41    17.07   NA       119.37       119.37          36
AFCB    Affiliated Community Bancorp      2.115    27.59       16.31   16.32    16.50   16.31    164.21       165.07         205
AFED    AFSALA Bancorp Inc.               1.297    NA          NA      16.91    20.11   NA       116.21       116.21          44
AFFFZ   America First Financial Fund      3.307    26.27        7.89   12.92    15.71    7.94    164.48       166.24         380
AHCI    Ambanc Holding Co.                1.194     0.00       NA      15.17    29.91   NA       117.21       117.21         184
AHM     Ahmanson & Company (H.F.)         1.516    25.43       19.55   11.71    17.28   16.78    287.87       338.76          NA
ALBC    Albion Banc Corp.                 1.094   114.81       30.15   10.66    36.56  108.33    122.08       122.08          NA
ALBK    ALBANK Financial Corp.            1.646    23.68       16.57   15.15    16.32   16.45    163.92       186.09       1,223
AMFC    AMB Financial Corp.               1.710    24.00       23.39   15.27    12.79   16.38    109.53       109.53          NA
ANA     Acadiana Bancshares Inc.          1.591    NA          NA      23.14    21.75   NA       133.24       133.24          NA
ANDB    Andover Bancorp Inc.              2.013    25.7        15.53   15.18    14.98   15.16    186.88       186.88         279
ANE     Alliance Bncorp of New England    1.168    12.83       15.86   11.52    13.81   14.89    156.39       160.20          87
ASBI    Ameriana Bancorp                  3.103    54.46       20.42   16.96    16.63   18.42    151.32       151.43         145
ASBP    ASB Financial Corp.               3.019   760.56       19.78   20.03    17.43   18.66    128.64       128.64          22
ASFC    Astoria Financial Corp.           1.101    17.99       19.96   14.25    16.82   18.86    184.68       218.35         933
ATSB    AmTrust Capital Corp.             1.379    26.79       42.65   10.95    30.21   25.89    100.28       101.26          NA
AVND    Avondale Financial Corp.          0.000     0.00       NA       9.26    NA      NA       119.98       119.98         205
BANC    BankAtlantic Bancorp Inc.         0.969   866.11       26.72   10.67    14.81   14.34    193.81       233.70          NA
BDJI    First Federal Bancorporation      0.000     0.00       21.82   15.53    18.93   21.28    145.07       145.07          41
BFD     BostonFed Bancorp Inc.            1.349    21.24       20.15   12.20    17.29   18.36    134.48       139.26          NA
BFFC    Big Foot Financial Corp.          0.000    NA          NA      21.90    46.88   NA       125.25       125.25          NA
BFSB    Bedford Bancshares Inc.           2.000    41.32       17.95   23.61    18.42   23.14    157.75       157.75          36
BKC     American Bank of Connecticut      3.130    48.90       17.10   17.45    13.69   14.42    198.11       205.54         135
BKCT    Bancorp Connecticut Inc.          2.749    42.48       19.25   21.83    16.84   17.66    202.99       202.99         110
BKUNA   BankUnited Financial Corp.        0.000     0.00       22.92    6.41    23.33   48.38    172.11       212.41         240
BNKU    Bank United Corp.                 1.329    23.14       22.41   11.12    16.72   17.41    222.41       227.58       1,541
BPLS    Bank Plus Corp.                   0.000     0.00       20.29    5.70    16.06   17.00    126.23       126.51         490
BSBC    Branford Savings Bank             1.422    27.59       19.4    20.18    23.44   19.4     209.11       209.11          71
BTHL    Bethel Bancorp                    2.560    20.83       16.89    6.89    16.45   13.02     91.17       108.60          NA
BVCC    Bay View Capital Corp.            0.938    24.24       23.21   13.40    37.09   25.85    230.42       275.87         627
BWFC    Bank West Financial Corp.         1.455    30.43       42.31   23.40    16.18   23.91    165.41       165.41          NA
BYFC    Broadway Financial Corp.          1.538    NA          31.71    8.88    20.31   NA        88.74        88.74          54
CAFI    Camco Financial Corp.             2.286    44.02       16.98   14.93    12.64   21.46    156.04       169.14         175
CAPS    Capital Savings Bancorp Inc.      1.371    20.17       15.09   13.67    14.11   14.71    147.43       147.43          81
CASB    Cascade Financial Corp.           0.000     0.00       17.86    9.92    18.38   17.61    149.52       149.52         130
CASH    First Midwest Financial Inc.      1.823    28.35       16.32   13.17    14.96   15.55    122.59       138.02         101
CATB    Catskill Financial Corp.          1.612    25.61       21.72   27.94    19.74   21.19    112.75       112.75          65
CBCI    Calumet Bancorp Inc.              0.000     0.00       16.16   20.75    16.22   15.84    127.93       127.93         135
CBES    CBES Bancorp Inc.                 2.013    23.44       17.13   19.10    15.53   15.53    112.93       112.93          54
CBK     Citizens First Financial Corp.    0.000     0.00       34.86   16.85    34.86   31.25    111.20       111.20         105
CBSA    Coastal Bancorp Inc.              1.617    18.72       13.14    5.06    14.27   12.63    147.48       175.46          NA
CBSB    Charter Financial Inc.            1.471    26.92       20.52   22.95    12.08   20.91    158.64       179.31         104
CCFH    CCF Holding Company               2.683    NA          NA      16.68    NA      NA       142.76       142.76          68
CEBK    Central Co-operative Bank         1.255    16.44       17.35   14.55    20.56   17.47    146.55       163.78          85
CENB    Century Bancorp Inc.              2.381    NA          NA      33.90    20.00   NA       111.93       111.93          NA
CENF    CENFED Financial Corp.            0.941    13.86       17.55    9.89    13.28   15.81    177.82       178.07         339
CFB     Commercial Federal Corp.          0.588     9.40       15.93   14.26    15.26   15.98    231.30       258.41        1530
CFBC    Community First Banking Co.       1.574    NA          NA      23.32    NA      NA       131.01        NA             NA
CFCP    Coastal Financial Corp.           1.500    28.99       23.3    22.57    18.18   20.17    344.33       344.33         172
CFFC    Community Financial Corp.         2.409    36.67       15.50   16.18    22.36   15.50    122.43       122.43          NA
CFNC    Carolina Fincorp Inc.             1.381    NA          NA      28.20    21.72   NA       124.82       124.82          NA
CFSB    CFSB Bancorp Inc.                 2.084    30.24       18.64   19.3     15.39   17.45    250.38       250.38          NA
CFTP    Community Federal Bancorp         1.791   400.00       23.93   35.91    29.91   23.93    125.00       125.00          33
CFX     CFX Corp.                         3.352    81.48       20.19   22.31    NA      24.31    256.10       265.69          NA
CIBI    Community Investors Bancorp       2.098    26.68       14.52   14.81    13.62   14.52    126.14       126.14          26
CKFB    CKF Bancorp Inc.                  2.778   117.60       19.15   27.15    17.31   14.40    106.45       106.45           9
CLAS    Classic Bancshares Inc.           1.785    36.36       21.49   15.68    19.61   28.52    105.50       124.81          NA

          Exhibit 5
Selected Data on all Public Thrifts

                                                                  Income
                                           ------------------------------------------------------

                                             Net Income  Core Income
                                             Net Income  Core Income    Core EPS         Price/
Ticker        Short Name                Most Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------         ---------------------------------------------------------
%CAL    California Federal Bank, a FSB        63,309       57,250            NA            NA
%CCMD   Chevy Chase Bank, FSB                  2,796      (11,488)           NA            NA
AABC    Access Anytime Bancorp Inc.            1,319        1,288             1.05          2.44
AADV    Advantage Bancorp Inc.                 2,917        2,588             0.75         19.88
ABBK    Abington Bancorp Inc.                  1,127        1,025             0.52         17.31
ABCL    Alliance Bancorp Inc.                  3,340        3,815             0.45         14.38
ABCW    Anchor BanCorp Wisconsin               4,975        4,560             0.47         15.82
AFBC    Advance Financial Bancorp                264          259             0.26         17.07
AFCB    Affiliated Community Bancorp           2,949        2,850             0.42         16.89
AFED    AFSALA Bancorp Inc.                      310          310             0.23         20.11
AFFFZ   America First Financial Fund           5,244        5,463             0.80         15.12
AHCI    Ambanc Holding Co.                       572          456             0.11         38.07
AHM     Ahmanson & Company (H.F.)             95,539       94,968             0.83         17.49
ALBC    Albion Banc Corp.                         50           45             0.18         40.63
ALBK    ALBANK Financial Corp.                 9,378        9,306             0.66         16.57
AMFC    AMB Financial Corp.                      290          161             0.18         22.74
ANA     Acadiana Bancshares Inc.                 625          615             0.26         21.75
ANDB    Andover Bancorp Inc.                   3,348        3,297             0.62         15.22
ANE     Alliance Bncorp of New England           523          260             0.15         28.54
ASBI    Ameriana Bancorp                         994          876             0.27         19.10
ASBP    ASB Financial Corp.                      246          246             0.19         17.43
ASFC    Astoria Financial Corp.               16,892       14,826             0.71         19.19
ATSB    AmTrust Capital Corp.                     61           29             0.06         60.42
AVND    Avondale Financial Corp.              (9,318)      (2,414)           (0.69)        NA
BANC    BankAtlantic Bancorp Inc.              6,429        2,547             0.09         37.85
BDJI    First Federal Bancorporation             194          200             0.35         18.39
BFD     BostonFed Bancorp Inc.                 1,701        1,479             0.26         19.95
BFFC    Big Foot Financial Corp.                 232          232             0.10         46.88
BFSB    Bedford Bancshares Inc.                  407          407             0.38         18.42
BKC     American Bank of Connecticut           2,016        1,742             0.73         15.75
BKCT    Bancorp Connecticut Inc.               1,507        1,305             0.47         19.35
BKUNA   BankUnited Financial Corp.             1,991        1,986             0.14         23.33
BNKU    Bank United Corp.                     19,925       18,523             0.59         17.85
BPLS    Bank Plus Corp.                        3,408        3,171             0.17         17.00
BSBC    Branford Savings Bank                    422          422             0.06         23.44
BTHL    Bethel Bancorp                           302          263             0.16         19.53
BVCC    Bay View Capital Corp.                 3,064        4,949             0.37         23.06
BWFC    Bank West Financial Corp.                592          223             0.13         42.31
BYFC    Broadway Financial Corp.                 145          145             0.16         20.31
CAFI    Camco Financial Corp.                  1,453        1,226             0.38         14.97
CAPS    Capital Savings Bancorp Inc.             602          568             0.29         15.09
CASB    Cascade Financial Corp.                  646          746             0.20         15.63
CASH    First Midwest Financial Inc.             927          846             0.30         16.46
CATB    Catskill Financial Corp.                 949          946             0.22         19.74
CBCI    Calumet Bancorp Inc.                   1,676        1,679             0.74         16.22
CBES    CBES Bancorp Inc.                        305          268             0.28         17.75
CBK     Citizens First Financial Corp.           359          323             0.12         37.76
CBSA    Coastal Bancorp Inc.                   2,717        2,646             0.51         14.55
CBSB    Charter Financial Inc.                 1,909        1,071             0.25         21.75
CCFH    CCF Holding Company                       17          (99)           (0.12)        NA
CEBK    Central Co-operative Bank                606          606             0.31         20.56
CENB    Century Bancorp Inc.                     396          396             1.05         20.00
CENF    CENFED Financial Corp.                 4,300        4,099             0.69         13.86
CFB     Commercial Federal Corp.              17,108       16,726             0.76         15.67
CFBC    Community First Banking Co.              916          916            NA            NA
CFCP    Coastal Financial Corp.                1,621        1,288             0.26         23.08
CFFC    Community Financial Corp.                329          330             0.26         22.36
CFNC    Carolina Fincorp Inc.                    355          347             0.20         21.72
CFSB    CFSB Bancorp Inc.                      2,801        2,611             0.49         16.65
CFTP    Community Federal Bancorp                615          586             0.13         32.21
CFX     CFX Corp.                               (173)       5,832             0.34         19.30
CIBI    Community Investors Bancorp              236          236             0.28         13.62
CKFB    CKF Bancorp Inc.                         225          224             0.26         17.31
CLAS    Classic Bancshares Inc.                  237          237             0.20         19.61

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
CMRN    Cameron Financial Corp            1.436    35.44       19.50   24.61    19.50   24.68    113.50       113.50          52
CMSB    Commonwealth Bancorp Inc.         1.514    26.73       23.72   13.19    18.50   18.32    142.09       182.27         724
CMSV    Community Savings Bnkshrs(MHC)    2.571    81.02       35.35   25.14    28.23   32.41    215.78       215.78         273
CNIT    CENIT Bancorp Inc.                1.504    30.30       20.65   15.68    16.3    20.15    214.45       234.15          NA
CNSB    CNS Bancorp Inc.                  1.343    41.18       34.38   30.33    34.38   35.05    124.65       124.65          27
CNY     Carver Bancorp Inc.               0.000    NA          40.15    7.38    22.08   NA        87.86        91.38          NA
COFI    Charter One Financial             1.758    25.32       16.11   18.55    14.97   15.75    262.94       286.24       2,702
CONE    Conestoga Bancorp, Inc.          NA        28.17       NA      NA       NA      NA        NA           NA            105
COOP    Cooperative Bankshares Inc.       0.000     0          24.64   14.11    26.56   24.64    183.39       183.39         115
CRZY    Crazy Woman Creek Bancorp         2.623    70.18       21.79   26.83    20.07   26.75    103.88       103.88          10
CSA     Coast Savings Financial           0.000     0.00       19.56   12.10    14.24   20.89    232.80       235.51          NA
CSBF    CSB Financial Group Inc.          0.000     0.00       46.07   23.98    51.83   73.16     95.75       101.37          15
CTZN    CitFed Bancorp Inc.               0.716    11.50       17.51   13.2     16.11   17.51    210.43       231.57         753
CVAL    Chester Valley Bancorp Inc.       1.605    27.74       20.25   17.75    16.75   19.21    202.68       202.68         109
DCBI    Delphos Citizens Bancorp Inc.     0.000    NA          NA      32.27    18.49   NA       121.16       121.16          21
DIBK    Dime Financial Corp.              1.455    12.54       10.50   16.94     9.34   10.25    208.05       214.24         148
DIME    Dime Community Bancorp Inc.       1.073     4.21       22.15   20.39    24.32   20.91    151.08       175.35         246
DME     Dime Bancorp Inc.                 0.686     6.45       19.11   12.19    15.34   18.80    224.60       235.96       3,162
DNFC    D & N Financial Corp.             0.833     3.09       16.00   11.28    13.95   14.81    214.67       216.80         507
DSL     Downey Financial Corp.            1.225    21.11       18.53   11.94    16.75   17.65    167.36       169.53          NA
EBSI    Eagle Bancshares                  3.243    95.24       17.96   12.34    17.13   29.37    148.59       148.59         529
EFBC    Empire Federal Bancorp Inc.       1.860    NA          NA      38.50    23.71   NA       103.04       103.04          37
EFBI    Enterprise Federal Bancorp        3.883   143.44       25.25   18.55    22.99   21.11    160.14       160.24          NA
EGFC    Eagle Financial Corp.             2.020    87.04       34.14   14.91    19.04   45.83    216.06       271.53         410
EGLB    Eagle BancGroup Inc.              0.000     0.00       57.35   13.57    54.17   43.33    114.50       114.50          52
EIRE    Emerald Isle Bancorp Inc.         0.878    17.83       19.20   16.17    19.92   20.30    231.31       231.31         112
EMLD    Emerald Financial Corp.           1.263    20.17       17.12   15.97    15.83   15.97    204.74       207.88         121
EQSB    Equitable Federal Savings Bank    0.000     0          13.18    8.50    13.1    21.12    168.60       168.60          NA
ESBK    Elmira Savings Bank (The)         2.188    47.06       26.59    9.05    15.23   21.51    138.82       142.54         111
ESX     Essex Bancorp Inc.                0.000     0.00       NA       2.78    NA      NA        NA           NA             95
ETFS    East Texas Financial Services     1.032    51.28       27.68   17.63    24.22   49.68     97.02        97.02          28
FAB     FirstFed America Bancorp Inc.     0.000    NA          NA      16.81    22.73   NA       127.96       127.96          NA
FBBC    First Bell Bancorp Inc.           2.353   293.10       15.04   16.25    14.17   14.66    154.26       154.26          59
FBCI    Fidelity Bancorp Inc.             1.320    21.74       17.57   13.61    15.95   17.57    129.96       130.24          NA
FBCV    1ST Bancorp                       1.128    14.53       26.99    9.87    14.33   13.69    114.16       116.37          85
FBER    1st Bergen Bancorp                1.060    19.18       25.86   18.99    26.22   25.86    139.09       139.09          55
FBHC    Fort Bend Holding Corp.           2.051    16.32       26.71   10.11    20.31   20.53    164.14       175.83          NA
FBNW    FirstBank Corp.                   1.659    NA          NA      NA       NA      NA        NA           NA             79
FBSI    First Bancshares Inc.             0.792    11.76       16.40   16.95    12.88   14.85    121.75       121.75          63
FCB     Falmouth Bancorp Inc.             1.026    28.85       39.00   30.20    40.63   37.50    126.62       126.62          28
FCBF    FCB Financial Corp.               2.909    59.20       21.48   20.40    15.63   22.00    146.90       146.90          NA
FCME    First Coastal Corp.               0.000     0           3.12   12.35    14.06    3       126.64       126.64          NA
FDEF    First Defiance Financial          2.081    53.33       26.06   23.97    25.63   25.63    121.93       121.93         150
FED     FirstFed Financial Corp.          0.000     0          16.37    9.07    15.99   16.37    175.85       177.63         433
FESX    First Essex Bancorp Inc.          2.430    34.78       16.88   12.29    14.52   14.31    165.97       189.72         307
FFBA    First Colorado Bancorp Inc.       2.313    37.84       18.69   22.61    16.21   18.69    172.92       175.25         292
FFBH    First Federal Bancshares of AR    1.129    13.22       18.48   19.02    18.32   17.56    127.70       127.70         156
FFBI    First Financial Bancorp Inc.      0.000     0.00       21.35    9.33    NA      NA       107.83       107.83          37
FFBS    FFBS BanCorp Inc.                 2.174   208.33       19.17   26.80    19.17   19.17    152.62       152.62          32
FFBZ    First Federal Bancorp Inc.        1.247    29.38       18.16   15.03    13.75   24.06    218.50       218.75          71
FFCH    First Financial Holdings Inc.     2.000    32.29       19.35   15.61    18.42   18.83    255.32       255.32         543
FFDB    FirstFed Bancorp Inc.             2.273    37.41       15.38   14.35    15.71   14.97    148.95       162.72          NA
FFDF    FFD Financial Corp.               1.667    20.00       29.03   29.48    26.47   14.40    121.13       121.13          NA
FFED    Fidelity Federal Bancorp          4.103    71.43       14.34   11.56    12.83   13.93    189.32       189.32         105
FFES    First Federal of East Hartford    1.684    32.09       16.80    9.68    18.95   19.05    146.00       146.00         182
FFFC    FFVA Financial Corp.              1.422    28.22       21.50   26.90    19.18   20.71    189.18       193.08         135
FFFD    North Central Bancshares Inc.     1.351    21.74       16.09   28.02    14.92   16.09    122.27       122.27          NA
FFFL    Fidelity Bankshares Inc. (MHC)    3.273   160.00       34.38   18.63    31.25   55.00    222.49       224.12         286
FFHH    FSF Financial Corp.               2.632    47.17       18.10   14.73    15.83   17.92    117.00       117.00          90
FFHS    First Franklin Corp.              1.649    33.33       20.04   12.50    18.37   23.77    138.65       139.45          50
FFIC    Flushing Financial Corp.          1.103    18.87       20.33   18.08    18.13   20.52    127.34       132.62          NA
FFKY    First Federal Financial Corp.     2.575    35.62       15.10   23.64    14.31   14.90    172.62       182.93          99
FFLC    FFLC Bancorp Inc.                 1.422    30.46       23.77   20.25    21.09   22.35    147.51       147.51         126
FFOH    Fidelity Financial of Ohio        1.931    33.33       16.29   15.30    16.48   18.59    117.50       132.54         103

          Exhibit 5
Selected Data on all Public Thrifts

                                                                    Income
                                             ------------------------------------------------------

                                               Net Income  Core Income
                                               Net Income  Core Income    Core EPS         Price/
Ticker        Short Name                  Most Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------           ---------------------------------------------------------
CMRN    Cameron Financial Corp                     637          637             0.25         19.50
CMSB    Commonwealth Bancorp Inc.                4,001        2,918             0.18         25.69
CMSV    Community Savings Bnkshrs(MHC)           1,549        1,151             0.23         38.04
CNIT    CENIT Bancorp Inc.                       1,709        1,596             0.95         17.50
CNSB    CNS Bancorp Inc.                           192          192             0.13         34.38
CNY     Carver Bancorp Inc.                        329          329             0.15         22.08
COFI    Charter One Financial                   47,809       46,260             0.92         15.46
CONE    Conestoga Bancorp, Inc.                    742          334             0.07         NA
COOP    Cooperative Bankshares Inc.                526          526             0.16         26.56
CRZY    Crazy Woman Creek Bancorp                  172          177             0.20         19.06
CSA     Coast Savings Financial                 20,228       23,965             1.22         12.03
CSBF    CSB Financial Group Inc.                    52           51             0.06         51.83
CTZN    CitFed Bancorp Inc.                      7,003        7,000             0.78         16.11
CVAL    Chester Valley Bancorp Inc.                853          796             0.36         18.14
DCBI    Delphos Citizens Bancorp Inc.              467          467             0.24         18.49
DIBK    Dime Financial Corp.                     4,395        4,301             0.79          9.57
DIME    Dime Community Bancorp Inc.              2,838        2,827             0.23         24.32
DME     Dime Bancorp Inc.                       39,527       37,678             0.36         16.19
DNFC    D & N Financial Corp.                    3,722        3,305             0.38         15.79
DSL     Downey Financial Corp.                  10,557        9,544             0.35         18.66
EBSI    Eagle Bancshares                         1,560        1,550             0.27         17.13
EFBC    Empire Federal Bancorp Inc.                416          416             0.17         23.71
EFBI    Enterprise Federal Bancorp                 531          426             0.22         29.26
EGFC    Eagle Financial Corp.                    4,262        4,201             0.64         19.34
EGLB    Eagle BancGroup Inc.                       104           73             0.06         81.25
EIRE    Emerald Isle Bancorp Inc.                  923          982             0.43         18.53
EMLD    Emerald Financial Corp.                  1,577        1,503             0.29         16.38
EQSB    Equitable Federal Savings Bank             532          528             0.82         13.26
ESBK    Elmira Savings Bank (The)                  331          174             0.25         29.25
ESX     Essex Bancorp Inc.                         390          254            (0.01)        NA
ETFS    East Texas Financial Services              191          183             0.19         25.49
FAB     FirstFed America Bancorp Inc.            1,782        1,527             0.19         26.32
FBBC    First Bell Bancorp Inc.                  1,846        1,851             0.30         14.17
FBCI    Fidelity Bancorp Inc.                    1,082        1,082             0.38         15.95
FBCV    1ST Bancorp                                455          411             0.59         15.78
FBER    1st Bergen Bancorp                         490          490             0.18         26.22
FBHC    Fort Bend Holding Corp.                    503          402             0.19         25.66
FBNW    FirstBank Corp.                            225          108            NA            NA
FBSI    First Bancshares Inc.                      521          464             0.44         14.35
FCB     Falmouth Bancorp Inc.                      172          164             0.11         44.32
FCBF    FCB Financial Corp.                      1,690        1,563             0.41         16.77
FCME    First Coastal Corp.                        334          263             0.19         17.76
FDEF    First Defiance Financial                 1,383        1,308             0.14         27.46
FED     FirstFed Financial Corp.                 5,971        5,942             0.55         15.99
FESX    First Essex Bancorp Inc.                 2,650        2,298             0.29         17.03
FFBA    First Colorado Bancorp Inc.              5,180        5,129             0.32         16.21
FFBH    First Federal Bancshares of AR           1,311        1,311             0.29         18.32
FFBI    First Financial Bancorp Inc.              (194)          85             0.21         22.62
FFBS    FFBS BanCorp Inc.                          451          451             0.30         19.17
FFBZ    First Federal Bancorp Inc.                 608          549             0.32         15.04
FFCH    First Financial Holdings Inc.            3,607        3,497             0.55         19.09
FFDB    FirstFed Bancorp Inc.                      420          420             0.35         15.71
FFDF    FFD Financial Corp.                        224          224             0.17         26.47
FFED    Fidelity Federal Bancorp                   509          467             0.17         14.34
FFES    First Federal of East Hartford           1,324        1,455             0.52         17.13
FFFC    FFVA Financial Corp.                     2,082        1,966             0.42         20.09
FFFD    North Central Bancshares Inc.              973          973             0.31         14.92
FFFL    Fidelity Bankshares Inc. (MHC)           1,465        1,460             0.22         31.25
FFHH    FSF Financial Corp.                        854          844             0.30         15.83
FFHS    First Franklin Corp.                       409          373             0.30         20.21
FFIC    Flushing Financial Corp.                 2,193        2,217             0.30         18.13
FFKY    First Federal Financial Corp.            1,604        1,528             0.36         15.10
FFLC    FFLC Bancorp Inc.                          926          723             0.31         27.22
FFOH    Fidelity Financial of Ohio               1,216        1,195             0.22         16.48

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
FFPB    First Palm Beach Bancorp Inc.     1.534    32.43       25.24   10.92    20.38   21.15    174.74       178.90         427
FFSL    First Independence Corp.          1.667    34.93       22.06   13.04    18.75   22.06    127.33       127.33          24
FFSX    First Fed SB of Siouxland(MHC)    1.483    40.34       27.91   20.08    26.98   27.21    229.94       231.75         160
FFWC    FFW Corp.                         2.182    26.83       13.69   13.00    12.50   13.41    133.93       147.58          52
FFWD    Wood Bancorp Inc.                 2.162    29.05       19.89   23.54    16.52   18.32    189.36       189.36          47
FFYF    FFY Financial Corp.               2.667    37.84       16.48   20.24    15.31   16.22    147.78       147.78         175
FGHC    First Georgia Holding Inc.        0.646    17.77       22.30   16.10    17.19   27.50    195.96       213.73          82
FIBC    Financial Bancorp Inc.            1.693    25.00       14.86   13.60    14.77   15.75    150.38       151.05          56
FISB    First Indiana Corporation         1.949    29.87       18.80   16.81    14.32   15.59    174.40       176.52         592
FKFS    First Keystone Financial          0.623     8.81       15.44   10.57    13.17   14.15    159.43       159.43          74
FKKY    Frankfort First Bancorp Inc.      3.692    NA          37.50   24.00    20.31   NA       142.54       142.54          25
FLAG    FLAG Financial Corp.              1.959    NA         133.53   15.93    17.36   NA       166.27       166.27         111
FLFC    First Liberty Financial Corp.     1.495    29.52       17.48   16.03    14.86   20.42    217.48       241.21         543
FLGS    Flagstar Bancorp Inc.             0.000    NA          NA      12.52    10.35   41.39    209.51       218.09          NA
FLKY    First Lancaster Bancshares        3.131    45.45       29.03   32.20    33.27   29.03    109.23       109.23          NA
FMBD    First Mutual Bancorp Inc.         1.620    94.12       63.71   17.21    61.72   58.09    117.77       154.54         168
FMCO    FMS Financial Corp.               0.978    13.16       12.89   12.32    11.93   18.83    187.83       191.22         274
FMSB    First Mutual Savings Bank         0.750    12.47       17.75   16.00    16.44   17.40    235.72       235.72          NA
FNGB    First Northern Capital Corp.      2.370    49.22       21.77   18.17    19.85   21.09    163.83       163.83         215
FOBC    Fed One Bancorp                   2.480    44.03       18.80   16.59    18.94   18.66    143.27       149.88         129
FPRY    First Financial Bancorp          NA        39.66       NA      NA       NA      NA        NA           NA             NA
FSBI    Fidelity Bancorp Inc.             1.500    29.92       14.37   10.24    14.63   22.64    151.61       151.61         106
FSFC    First Southeast Financial Corp    1.530    27.16       19.37   19.67    18.68   19.37    191.32       191.32         116
FSFF    First SecurityFed Financial       0.000    NA          NA      NA       NA      NA        NA           NA             66
FSLA    First Savings Bank (MHC)          1.231    34.97       33.33   29.90    44.32   34.82    314.77       346.36         209
FSNJ    Bayonne Bancshares Inc.           1.417    NA          NA      NA       NA      NA        NA           NA             NA
FSPG    First Home Bancorp Inc.           1.720    23.26       13.84   11.99    13.84   13.52    174.68       177.35         119
FSPT    FirstSpartan Financial Corp.      1.600    NA          NA      34.44    NA      NA       128.56       128.56         114
FSSB    First FS&LA of San Bernardino     0.000     0.00       NA       3.05    NA      NA        70.36        73.03          51
FSTC    First Citizens Corp.              1.143    15.60       13.75   20.83     5.87   13.65    214.01       275.2           NA
FTF     Texarkana First Financial Corp    2.240   253.83       14.97   26.12    13.30   18.25    166.33       166.33          35
FTFC    First Federal Capital Corp.       1.803    27.31       19.29   15.65    13.87   16.04    232.33       246.53         670
FTNB    Fulton Bancorp Inc.               1.013    NA          NA      33.77    21.47   NA       134.45       134.45          44
FTSB    Fort Thomas Financial Corp.       1.786    37.97       17.72   21.39    15.22   17.72    132.58       132.58          19
FWWB    First SB of Washington Bancorp    1.187    20          19.18   22.01    17.35   18.15    149.05       161.38          NA
GAF     GA Financial Inc.                 2.494    39.58       20.48   19.13    16.59   20.05    130.77       132.03         204
GBCI    Glacier Bancorp Inc.              2.313    37.16       16.6    24.64    15.26   17.01    246.73       253.05         247
GDVS    Greater Delaware Valley (MHC)     1.152    52.94       45.96   41.10    45.96   45.96    353.11       353.11          69
GDW     Golden West Financial             0.593     7.47       14.55   12.21    13.35   14.33    186.01       186.01       4,088
GFCO    Glenway Financial Corp.           2.667    35.86       15.54   11.66    13.89   15.15    123.25       124.74          NA
GFED    Guaranty Federal SB (MHC)         1.796   102.70       44.55   38.38    38.28   66.22    278.41       278.41          62
GFSB    GFS Bancorp Inc.                  1.535    20.54       15.12   17.71    14.60   15.12    153.84       153.84          NA
GLMR    Gilmer Financial Svcs, Inc.       0.000     0          20.77    6.41    NA     117.71     71.05        71.05          12
GOSB    GSB Financial Corp.               0.000    NA          NA      NA       NA      NA        NA           NA             NA
GPT     GreenPoint Financial Corp.        1.541    26.69       18.91   21.22    17.07   18.22    192.79       359.62       1,962
GSB     Golden State Bancorp Inc.         0.000     0.00       19.58    9.92    20.20   23.59    199.96       223.46          NA
GSBC    Great Southern Bancorp Inc.       2.047    26.14       14.83   23.88    11.44   14.05    275.99       275.99         423
GSFC    Green Street Financial Corp.      2.496    85.07       26.31   42.57    25.92   26.31    120.39       120.39          31
GSLA    GS Financial Corp.                1.623    NA          NA      45.25    25.37   NA       104.93       104.93          NA
GTFN    Great Financial Corp.             1.348    24.77       27.64   21.26    18.86   20.41    211.10       219.97         846
GTPS    Great American Bancorp            2.051   102.56       45.35   23.71    37.50   50.00    105.75       105.75          NA
GUPB    GFSB Bancorp Inc.                 2.000    51.95       20.83   17.07    14.29   25.97    114.88       114.88          18
GWBC    Gateway Bancorp Inc.              2.038    78.43       NA      33.08    35.04   38.48    122.27       122.27           9
HALL    Hallmark Capital Corp.            0.000     0          15.73    9.65    15.91   15.47    132.26       132.26          73
HARB    Harbor Florida Bancorp (MHC)      2.276    50.75       23.30   27.04    21.96   23.12    316.03       326.26         327
HARL    Harleysville Savings Bank         1.467    19.30       14.93   14.44    15.00   14.93    218.02       218.02          53
HARS    Harris Financial Inc. (MHC)       1.217    37.18       42.05   28.95    29.48   34.78    352.96       399.19         495
HAVN    Haven Bancorp Inc.                1.500    23.72       15.75    9.57    18.87   15.81    159.55       160.06         630
HBBI    Home Building Bancorp             1.412    26.09       18.81   15.86    19.68   18.48    104.01       104.01          15
HBEI    Home Bancorp of Elgin Inc.        2.286    43.48       39.77   35.03    43.75   38.04    127.09       127.09          NA
HBFW    Home Bancorp                      0.825    26.32       20.73   18.28    19.56   31.91    137.63       137.63          81
HBNK    Highland Federal Bank FSB         0.000     0.00       17.68   14.26    10.96   13.56    186.05       186.05         116
HBS     Haywood Bancshares Inc.           2.732    35.90       13.14   16.78     7.77   13.14    118.29       122.46          NA
HCBB    HCB Bancshares Inc.               0.000    NA          NA      17.82    NA      NA        94.60        98.32          65

          Exhibit 5
Selected Data on all Public Thrifts

                                                                   Income
                                            ------------------------------------------------------

                                              Net Income  Core Income
                                              Net Income  Core Income    Core EPS         Price/
Ticker        Short Name                 Most Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------          ---------------------------------------------------------
FFPB    First Palm Beach Bancorp Inc.           2,455        2,018             0.39         25.08
FFSL    First Independence Corp.                  203          203             0.20         18.75
FFSX    First Fed SB of Siouxland(MHC)            841          809             0.29         27.91
FFWC    FFW Corp.                                 470          460             0.65         12.69
FFWD    Wood Bancorp Inc.                         612          541             0.25         18.50
FFYF    FFY Financial Corp.                     1,903        1,872             0.48         15.63
FGHC    First Georgia Holding Inc.                381          381             0.12         17.19
FIBC    Financial Bancorp Inc.                    670          670             0.40         14.77
FISB    First Indiana Corporation               4,706        3,699             0.34         18.11
FKFS    First Keystone Financial                  696          639             0.56         14.34
FKKY    Frankfort First Bancorp Inc.              376          376             0.12         20.31
FLAG    FLAG Financial Corp.                      509          378             0.19         22.84
FLFC    First Liberty Financial Corp.           3,496        3,195             0.41         16.31
FLGS    Flagstar Bancorp Inc.                   6,194        6,194             0.45         10.35
FLKY    First Lancaster Bancshares                111          111             0.12         33.27
FMBD    First Mutual Bancorp Inc.                 271          222             0.07         70.54
FMCO    FMS Financial Corp.                     1,457        1,456             0.60         11.93
FMSB    First Mutual Savings Bank               1,167        1,177             0.27         16.44
FNGB    First Northern Capital Corp.            1,586        1,494             0.16         21.09
FOBC    Fed One Bancorp                           803          784             0.32         19.53
FPRY    First Financial Bancorp                   257          141             0.15         NA
FSBI    Fidelity Bancorp Inc.                     656          645             0.40         15.00
FSFC    First Southeast Financial Corp            926          926             0.21         18.68
FSFF    First SecurityFed Financial                NA           NA            NA            NA
FSLA    First Savings Bank (MHC)                1,805        2,294             0.28         34.82
FSNJ    Bayonne Bancshares Inc.                   838          838            NA            NA
FSPG    First Home Bancorp Inc.                 1,152        1,123             0.41         14.18
FSPT    FirstSpartan Financial Corp.            2,035        2,035            NA            NA
FSSB    First FS&LA of San Bernardino             (32)         (32)           (0.10)        NA
FSTC    First Citizens Corp.                    3,228        3,058             1.55          6.21
FTF     Texarkana First Financial Corp            797          795             0.47         13.30
FTFC    First Federal Capital Corp.             4,691        3,515             0.36         18.49
FTNB    Fulton Bancorp Inc.                       398          289             0.17         29.04
FTSB    Fort Thomas Financial Corp.               323          323             0.23         15.22
FWWB    First SB of Washington Bancorp          3,297        3,101             0.32         18.43
GAF     GA Financial Inc.                       2,166        2,086             0.28         17.19
GBCI    Glacier Bancorp Inc.                    2,318        2,305             0.34         15.26
GDVS    Greater Delaware Valley (MHC)             549          549             0.17         45.96
GDW     Golden West Financial                  90,007       88,782             1.56         13.52
GFCO    Glenway Financial Corp.                   613          613             0.54         13.89
GFED    Guaranty Federal SB (MHC)                 506          481             0.15         40.83
GFSB    GFS Bancorp Inc.                          298          300             0.29         14.60
GLMR    Gilmer Financial Svcs, Inc.               (54)         (57)           (0.32)        NA
GOSB    GSB Financial Corp.                       125          124            NA            NA
GPT     GreenPoint Financial Corp.             36,093       35,596             0.94         17.25
GSB     Golden State Bancorp Inc.              28,517       31,460             0.45         17.95
GSBC    Great Southern Bancorp Inc.             3,860        3,433             0.42         12.80
GSFC    Green Street Financial Corp.              723          723             0.17         25.92
GSLA    GS Financial Corp.                        529          529             0.17         25.37
GTFN    Great Financial Corp.                   8,148        5,667             0.41         27.13
GTPS    Great American Bancorp                    228          228             0.13         37.50
GUPB    GFSB Bancorp Inc.                         284          285             0.35         14.29
GWBC    Gateway Bancorp Inc.                      155          155             0.14         35.04
HALL    Hallmark Capital Corp.                    645          656             0.45         15.56
HARB    Harbor Florida Bancorp (MHC)            3,510        3,476             0.69         22.28
HARL    Harleysville Savings Bank                 861          861             0.50         15.00
HARS    Harris Financial Inc. (MHC)             5,258        4,315             0.38         35.69
HAVN    Haven Bancorp Inc.                      2,451        2,553             0.55         18.18
HBBI    Home Building Bancorp                      78           78             0.27         19.68
HBEI    Home Bancorp of Elgin Inc.                623          623             0.10         43.75
HBFW    Home Bancorp                              738          738             0.31         19.56
HBNK    Highland Federal Bank FSB               1,739        1,145             0.48         16.67
HBS     Haywood Bancshares Inc.                   827          827             0.66          7.77
HCBB    HCB Bancshares Inc.                        (5)          (5)           NA            NA

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
HCFC    Home City Financial Corp.         1.925    NA          NA      21.45    14.33   NA       109.38       109.38          NA
HEMT    HF Bancorp Inc.                   0.000     0.00       52.08    9.34    48.83   NA       117.84       141.40          NA
HFFB    Harrodsburg First Fin Bancorp     2.370    93.22       22.50   31.36    21.09   28.60    107.62       107.62          15
HFFC    HF Financial Corp.                1.697    20.05       14.39   12.07    11.25   13.24    135.84       135.84         262
HFGI    Harrington Financial Group        0.955     8.82       22.84    7.85    31.41   18.48    162.31       162.31          59
HFNC    HFNC Financial Corp.              2.000   788.06       24.14   27.77    13.46   20.9     147.68       147.68         123
HFSA    Hardin Bancorp Inc.               2.743    45.83       19.23   12.81    19.89   18.23    111.11       111.11          19
HHFC    Harvest Home Financial Corp.      3.200    NA          25.94   14.36    18.09   52.88    121.57       121.57          17
HIFS    Hingham Instit. for Savings       1.778    26.77       13.64   16.28    12.98   13.64    167.70       167.70          63
HMCI    HomeCorp Inc.                     0.000     0          31.42   12.15    22.36   25.27    177.89       177.89         177
HMLK    Hemlock Federal Financial Corp    1.401    NA          NA      21.96    19.46   NA       113.71       113.71          53
HMNF    HMN Financial Inc.                0.000     0.00       21.67   19.25    17.11   18.44    129.42       129.42          NA
HOMF    Home Federal Bancorp              1.307    17.86       16.78   18.74    13.86   15.18    216.59       223.16         249
HPBC    Home Port Bancorp Inc.            3.616    45.45       12.64   20.27    12.29   12.57    189.91       189.91          49
HRBF    Harbor Federal Bancorp Inc.       2.233    44.68       22.87   16.76    21.50   22.87    128.43       128.43          NA
HRZB    Horizon Financial Corp.           2.647    62.01       15.25   23.27    14.84   14.98    148.84       148.84         121
HTHR    Hawthorne Financial Corp.         0.000     0.00       14.40    6.24     9.57   13.64    128.48       128.48          NA
HWEN    Home Financial Bancorp            1.212    26.67       25.38   18.55    21.71   22.00    105.70       105.70          18
HZFS    Horizon Financial Svcs Corp.      1.532    20.51       18.65   11.39    10.13   15.06    114.41       114.41          NA
IBSF    IBS Financial Corp.               2.581    99.37       28.70   23.10    32.29   28.70    132.59       132.59         130
IFSB    Independence Federal Svgs Bank    1.544    33.33       25.91    7.06     6.99   21.59    102.59       116.04          73
INBI    Industrial Bancorp Inc.           3.246    33.66       17.97   25.20    17.25   17.08    146.68       146.68          83
INCB    Indiana Community Bank SB         1.756   189.47       39.42   20.17    73.21  107.89    165.72       165.72          55
IPSW    Ipswich Savings Bank              1.000    13.10       17.65   14.09    13.04   14.29    251.05       251.05          63
ISBF    ISB Financial Corp.               2.105    45.12       21.21   17.30    21.99   28.96    134.87       158.54          NA
ITLA    ITLA Capital Corp.                0.000     0.00       13.17   17.08    12.27   13.17    159.29        NA             NA
IWBK    InterWest Bancorp Inc.            1.707    23.79       17.20   14.75    14.65   15.12    232.49       236.74         621
JOAC    Joachim Bancorp Inc.              3.333   227.27       40.54   31.02    34.09   68.18    110.13       110.13          14
JSB     JSB Financial Inc.                2.955    47.37       18.65   30.63    14.44   16.62    131.93       131.93          NA
JSBA    Jefferson Savings Bancorp         0.976    38.30       19.16   15.88    18.30   43.62    171.12       220.55          NA
JXSB    Jacksonville Savings Bk (MHC)     1.495   117.65       41.80   20.91    37.15   78.68    199.33       199.33          80
JXVL    Jacksonville Bancorp Inc.         2.667    64.94        8.22   20.64    11.43   24.35    138.38       138.38          71
KFBI    Klamath First Bancorp             1.561    34.09       23.30   20.95    23.30   23.30    131.07        NA            222
KNK     Kankakee Bancorp Inc.             1.567    22.55       15.24   12.84    15.63   15.01    112.39       119.21         114
KSAV    KS Bancorp Inc.                   2.667    71.02       17.18   18.12    18.15   17.05    136.86       136.94          NA
KSBK    KSB Bancorp Inc.                  0.552     5.68       11.15   12.00     9.54   11.24    162.92       171.39          NA
KYF     Kentucky First Bancorp Inc.       3.704   437.50       17.09   19.96    15.34   16.88    119.57       119.57          21
LARK    Landmark Bancshares Inc.          1.667    37.74       18.75   18.00    17.14   22.64    130.51       130.51          45
LARL    Laurel Capital Group Inc.         1.926    23.47       14.29   18.59    13.24   13.78    177.63       177.63          50
LFBI    Little Falls Bancorp Inc.         1.053    19.40       31.67   15.27    26.39   28.36    130.76       141.79          NA
LFCO    Life Financial Corp.              0.000    NA          NA      36.42     6.82   NA       216.60       216.60          NA
LFED    Leeds Federal Savings Bk (MHC)    2.394   104.35       33.42   38.22    30.53   46.01    234.66       234.66          31
LIFB    Life Bancorp Inc.                 1.631    33.33       22.82   19.50    21.03   21.33    182.05       187.26         219
LISB    Long Island Bancorp Inc.          1.364    28.85       24.86   17.82    20.00   21.15    193.49       195.30       1,446
LOGN    Logansport Financial Corp.        2.581    44.44       16.49   22.77    16.85   17.22    120.53       120.53          13
LONF    London Financial Corporation      1.627    46.15       19.16   19.87    21.69   28.37    101.03       101.03           9
LSBI    LSB Financial Corp.               1.308    19.07       17.69   11.90    14.13   15.57    128.46       128.46          63
LSBX    Lawrence Savings Bank             0.000     0.00       10.13   16.84     9.91   10.13    176.98       176.98          99
LVSB    Lakeview Financial                0.496    10.19       29.02   22.51    16.61   21.04    184.17       214.89          87
LXMO    Lexington B&L Financial Corp.     1.791    26.32       22.04   32.19    19.03   29.39    113.71       113.71           9
MAFB    MAF Bancorp Inc.                  0.875    11.11       13.73   14.48    13.79   13.68    185.83       211.50         850
MARN    Marion Capital Holdings           3.200    52.83       17.52   27.16    19.10   17.30    123.76       123.76          NA
MASB    MASSBANK Corp.                    2.220    30.56       17.03   16.51    15.45   16.02    153.10       155.41         185
MBB     MSB Bancorp Inc.                  2.051    53.57       26.12   10.75    22.16   26.12    130.58       244.97          NA
MBBC    Monterey Bay Bancorp Inc.         0.649    18.64       33.64   14.59    28.91   31.36    118.59       127.94          NA
MBLF    MBLA Financial Corp.              1.553    29.85       18.80   14.58    16.94   19.22    115.21       115.21          13
MBSP    Mitchell Bancorp Inc.             2.336    64.52       27.62   46.08    28.54   27.62    111.49       111.49           6
MCBN    Mid-Coast Bancorp Inc.            1.793    26.8        15.76   10.99    13.43   14.95    128.04       128.04          25
MCBS    Mid Continent Bancshares Inc.     1.026    21.28       18.40   18.69    16.53   20.74    195.68       195.68         160
MDBK    Medford Savings Bank              2.110    35.98       15.37   14.01    14.97   14.28    155.40       165.82         255
MECH    Mechanics Savings Bank            0.000     0.00        9.33   15.93    17.36    9.33    153.09       153.09          NA
MERI    Meritrust Federal SB              1.393    21.54       15.46   16.67    15.70   15.46    201.89       201.89          95
METF    Metropolitan Financial Corp.      0.000     0.00       19.20   10.79    15.77   18.03    267.68       293.47         277
MFBC    MFB Corp.                         1.376    28.07       20.39   15.00    20.04   20.39    114.48       114.48          69

          Exhibit 5
Selected Data on all Public Thrifts

                                                                  Income
                                           ------------------------------------------------------

                                             Net Income  Core Income
                                             Net Income  Core Income    Core EPS         Price/
Ticker        Short Name                Most Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------         ---------------------------------------------------------
HCFC    Home City Financial Corp.                243          243             0.29         14.33
HEMT    HF Bancorp Inc.                          502          448             0.07         55.80
HFFB    Harrodsburg First Fin Bancorp            378          378             0.20         21.09
HFFC    HF Financial Corp.                     1,684        1,540             0.50         12.38
HFGI    Harrington Financial Group               317          236             0.07         44.87
HFNC    HFNC Financial Corp.                   4,074        1,902             0.12         29.17
HFSA    Hardin Bancorp Inc.                      178          166             0.21         20.83
HHFC    Harvest Home Financial Corp.             171          170             0.19         18.09
HIFS    Hingham Instit. for Savings              681          681             0.52         12.98
HMCI    HomeCorp Inc.                            481          391             0.21         27.68
HMLK    Hemlock Federal Financial Corp           420          420             0.22         19.46
HMNF    HMN Financial Inc.                     1,524        1,131             0.28         23.21
HOMF    Home Federal Bancorp                   2,461        2,229             0.62         15.42
HPBC    Home Port Bancorp Inc.                   822          814             0.45         12.29
HRBF    Harbor Federal Bancorp Inc.              411          411             0.25         21.50
HRZB    Horizon Financial Corp.                2,048        1,810             0.25         16.63
HTHR    Hawthorne Financial Corp.              3,214        3,212             0.47          9.57
HWEN    Home Financial Bancorp                    80           59             0.14         29.46
HZFS    Horizon Financial Svcs Corp.             247          177             0.21         13.99
IBSF    IBS Financial Corp.                    1,278        1,278             0.12         32.29
IFSB    Independence Federal Svgs Bank           645           37             0.03        118.75
INBI    Industrial Bancorp Inc.                1,230        1,230             0.25         17.25
INCB    Indiana Community Bank SB                 73           73             0.07         73.21
IPSW    Ipswich Savings Bank                     573          448             0.18         16.67
ISBF    ISB Financial Corp.                    1,752        1,785             0.28         21.21
ITLA    ITLA Capital Corp.                     3,188        3,188             0.40         12.27
IWBK    InterWest Bancorp Inc.                 5,241        3,994             0.49         19.13
JOAC    Joachim Bancorp Inc.                      82           82             0.11         34.09
JSB     JSB Financial Inc.                     8,554        6,686             0.64         18.51
JSBA    Jefferson Savings Bancorp              2,671        2,618             0.55         18.64
JXSB    Jacksonville Savings Bk (MHC)            229          178             0.14         47.77
JXVL    Jacksonville Bancorp Inc.                974          974             0.41         11.43
KFBI    Klamath First Bancorp                  2,114        2,114             0.22         23.30
KNK     Kankakee Bancorp Inc.                    736          719             0.48         15.95
KSAV    KS Bancorp Inc.                          296          296             0.31         18.15
KSBK    KSB Bancorp Inc.                         448          425             0.36         10.07
KYF     Kentucky First Bancorp Inc.              267          260             0.21         16.07
LARK    Landmark Bancshares Inc.                 627          548             0.31         19.35
LARL    Laurel Capital Group Inc.                777          750             0.49         13.78
LFBI    Little Falls Bancorp Inc.                457          457             0.18         26.39
LFCO    Life Financial Corp.                   3,931        3,931             0.60          6.82
LFED    Leeds Federal Savings Bk (MHC)           884          884             0.26         30.53
LIFB    Life Bancorp Inc.                      3,430        3,243             0.33         22.30
LISB    Long Island Bancorp Inc.              12,943       10,513             0.45         24.44
LOGN    Logansport Financial Corp.               297          309             0.24         16.15
LONF    London Financial Corporation              81           81             0.17         21.69
LSBI    LSB Financial Corp.                      414          373             0.41         15.85
LSBX    Lawrence Savings Bank                  1,570        1,558             0.35          9.91
LVSB    Lakeview Financial                     1,907          847             0.17         37.13
LXMO    Lexington B&L Financial Corp.            226          226             0.22         19.03
MAFB    MAF Bancorp Inc.                       9,196        9,055             0.57         14.04
MARN    Marion Capital Holdings                  660          660             0.36         19.10
MASB    MASSBANK Corp.                         2,589        2,324             0.63         17.16
MBB     MSB Bancorp Inc.                       1,230        1,183             0.31         23.59
MBBC    Monterey Bay Bancorp Inc.                511          401             0.13         35.58
MBLF    MBLA Financial Corp.                     505          505             0.38         16.94
MBSP    Mitchell Bancorp Inc.                    125          125             0.15         28.54
MCBN    Mid-Coast Bancorp Inc.                   126          116             0.50         14.50
MCBS    Mid Continent Bancshares Inc.          1,127        1,127             0.59         16.53
MDBK    Medford Savings Bank                   2,710        2,633             0.55         15.51
MECH    Mechanics Savings Bank                 1,910        1,898             0.36         17.36
MERI    Meritrust Federal SB                     657          657             0.80         15.70
METF    Metropolitan Financial Corp.           1,489        1,406             0.40         16.56
MFBC    MFB Corp.                                496          496             0.29         20.04

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
MFCX    Marshalltown Financial Corp.      0.000     0.00       31.71   19.26    35.68   30.04    119.17       119.17          32
MFFC    Milton Federal Financial Corp.    3.983   490.48       26.90   16.54    23.54   23.91    122.36       122.36          58
MFLR    Mayflower Co-operative Bank       2.863    38.85       19.15   16.83    16.05   17.09    173.74       176.71          47
MFSL    Maryland Federal Bancorp          1.750    33.70       14.59   13.21    16.67   20.87    155.69        NA             NA
MIFC    Mid-Iowa Financial Corp.          0.790    11.43       NA      13.52     8.73   14.46    144.64       144.85          36
MIVI    Mississippi View Holding Co.      0.908    16.67       18.55   19.03    18.36   18.36    108.13       108.13          NA
MLBC    ML Bancorp Inc.                   1.400    30.95       31.74   14.63    20.40   22.67    198.22       212.52         471
MONT    Montgomery Financial Corp.        1.743    NA          NA      20.46    NA      NA       106.90       106.90          32
MRKF    Market Financial Corp.            1.836    NA          NA      36.00    29.33   NA       102.83       102.83           9
MSBF    MSB Financial Inc.                1.600    29.78       20.35   28.03    18.23   19.66    169.41       169.41          19
MSBK    Mutual Savings Bank FSB           0.000     0          NA       8.10    77.34   82.5     127.18       127.18         237
MWBI    Midwest Bancshares Inc.           1.385    17.96       17.69   11.77    11.40   15.57    170.21       170.21          39
MWBX    MetroWest Bank                    1.488    31.13       15.21   19.21    14.40   15.21    257.60       257.60         174
MWFD    Midwest Federal Financial         1.333    24.62       20.56   20.05    14.49   19.62    227.48       235.89          92
NASB    North American Savings Bank       1.509    17.60       13.87   16.04    10.69   13.09    208.91       216.15         245
NBN     Northeast Bancorp                 1.164    26.89       29.26   13.40    20.22   23.11    192.71       218.08          NA
NBSI    North Bancshares Inc.             1.786    61.33       40.11   21.17    55.99   35.83    157.72       157.72          34
NEIB    Northeast Indiana Bancorp         1.639    26.45       17.15   19.22    15.72   17.15    133.78       133.78          40
NHTB    New Hampshire Thrift Bncshrs      2.500    50.51       25.00   12.99    15.15   20.20    166.11       193.42         113
NASB    NewMil Bancorp Inc.               2.286    37.50       23.33   16.92    20.59   21.88    166.27       166.27         124
NSLB    NS&L Bancorp Inc.                 2.649   113.64       31.46   22.36    24.84   42.9     114.32       114.32          19
NSSB    Norwich Financial Corp.           1.890    43.36       22.61   22.96    20.02   20.72    196.84       216.87         239
NSSY    NSS Bancorp Inc.                  1.070    10.78       54.96   13.57    19.47   16.11    173.51       179.34          NA
NTMG    Nutmeg Federal S&LA               1.720    34.09       34.19    8.38    24.22   52.84    150.58       150.58          NA
NWEQ    Northwest Equity Corp.            3.246    37.10       14.38   14.92    13.07   13.91    118.72       118.72          NA
NWSB    Northwest Savings Bank (MHC)      1.078    38.10       35.77   33.03    35.34   35.34    342.82       362.93         796
NYB     New York Bancorp Inc.             1.699    23.33       17.31   23.20    14.24   15.69    445.31       445.31         516
OCFC    Ocean Financial Corp.             2.222    24.39       21.95   19.76    20.00   21.95    130.29       130.29         235
OCN     Ocwen Financial Corp.             0.000     0.00       29.49   48.54    17.59   16.69    356.37       365.90          NA
OFCP    Ottawa Financial Corp.            1.307    28.08       23.18   17.17    23.18   22.61    196.56       243.33         251
OHSL    OHSL Financial Corp.              3.229    51.83       17.14   14.34    16.62   16.62    127.22       127.22          61
OSFS    Ohio State Financial Services     0.000    NA          NA      NA       NA      NA        NA           NA             13
OTFC    Oregon Trail Financial Corp.      0.000    NA          NA      NA       NA      NA        NA           NA             NA
PALM    Palfed Inc.                       0.480    22.92       30.12   19.82    34.72   52.08    232.77       232.77          NA
PBCI    Pamrapo Bancorp Inc.              4.124    59.45       14.97   18.53    13.78   14.79    143.58       144.60          98
PBCT    People's Bank (MHC)               2.303    44.06       35.48   26.09    21.71   23.08    289.22       289.47       3,103
PBHC    Oswego City Savings Bk (MHC)      0.949    22.43       30.73   29.29    28.37   27.57    245.42       292.08          75
PBKB    People's Bancshares Inc.          2.301    28.89       25.84    8.75    13.28   14.17    213.45       222.64          NA
PCBC    Perry County Financial Corp.      1.702    41.67       17.41   23.99    19.58   24.48    124.93       124.93           9
PDB     Piedmont Bancorp Inc.             3.810    NA          40.38   22.83    17.50   NA       138.89       138.89          30
PEEK    Peekskill Financial Corp.         2.057    64.29       23.65   30.61    25.74   31.25    118.97       118.97          25
PERM    Permanent Bancorp Inc.            1.546    35.12       21.56   12.55    21.56   21.38    127.03       128.73          NA
PERT    Perpetual Bank (MHC)              2.667   135.59       32.61   30.83    29.83   44.49    260.68       260.68         113
PFDC    Peoples Bancorp                   2.032    43.48       16.94   24.91    16.41   22.83    163.81       163.81          78
PFED    Park Bancorp Inc.                 0.000     0.00       22.47   24.73    22.19   21.65    106.86       106.86          NA
PFFB    PFF Bancorp Inc.                  0.000     0.00       27.24   12.49    24.01   27.65    124.23       125.52         508
PFFC    Peoples Financial Corp.           3.448    NA          NA      25.00    25.89   NA        91.89        91.89          19
PFNC    Progress Financial Corp.          0.828     9.95       21.32   13.31    18.13   16.86    247.86       277.78         190
PFSB    PennFed Financial Services Inc    0.953    12.90       13.54   10.39    13.11   13.54    130.96       154.69          NA
PFSL    Pocahontas FS&LA (MHC)            2.509    63.97       23.15   15.46    23.60   26.38    243.06       243.06          63
PHBK    Peoples Heritage Finl Group       2.093    28.24       15.74   18.20    14.75   15.74    244.37       286.20       2,381
PHFC    Pittsburgh Home Financial Corp    1.223    27.88       21.10   14.14    16.35   18.87    134.14       135.53          NA
PHSB    Peoples Home Savings Bk (MHC)     0.000    NA          NA      23.90    NA      NA       174.90       174.90          75
PKPS    Poughkeepsie Financial Corp.      2.012    28.57       28.39   14.16    31.06   28.39    168.16       168.16         280
PLSK    Pulaski Savings Bank (MHC)        1.463    NA          NA      23.71    32.03   NA       197.88       197.88          42
PMFI    Perpetual Midwest Financial       1.165    36.59       39.02   12.01    22.20   31.40    141.17       141.17         108
PRBC    Prestige Bancorp Inc.             0.656     9.89       20.09   12.13    19.04   20.09    108.30       108.30          35
PROV    Provident Financial Holdings      0.000     0.00       42.93   14.91    15.43   20.57    111.83       111.83          NA
PSBK    Progressive Bank Inc.             2.084    29.24       15.10   14.12    14.31   14.83    161.67       179.46         264
PSFC    Peoples-Sidney Financial Corp.    1.623    NA          NA      29.95    21.56   NA       109.73       109.73          17
PSFI    PS Financial Inc.                 2.909    NA          NA      41.72    21.71   NA       111.79       111.79          15
PTRS    Potters Financial Corp.           1.221    13.68       14.3    12.87    14.62   14       146.07       146.07          45
PULB    Pulaski Bank, Svgs Bank (MHC)     3.607   172.41       39.10   35.44    29.33   52.59    271.59       271.59          85
PULS    Pulse Bancorp                     2.800    38.89       13.89   14.64    13.89   13.89    178.19       178.19          57

          Exhibit 5
Selected Data on all Public Thrifts

                                                                  Income
                                           ------------------------------------------------------

                                             Net Income  Core Income
                                             Net Income  Core Income    Core EPS         Price/
Ticker        Short Name                Most Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------         ---------------------------------------------------------
MFCX    Marshalltown Financial Corp.             181          181             0.12         35.68
MFFC    Milton Federal Financial Corp.           345          321             0.15         25.11
MFLR    Mayflower Co-operative Bank              330          294             0.33         17.99
MFSL    Maryland Federal Bancorp               2,429        2,251             0.67         17.91
MIFC    Mid-Iowa Financial Corp.                 506          362             0.21         12.05
MIVI    Mississippi View Holding Co.             185          179             0.23         19.16
MLBC    ML Bancorp Inc.                        4,068        2,970             0.26         27.46
MONT    Montgomery Financial Corp.               226          226            NA            NA
MRKF    Market Financial Corp.                   162          162             0.13         29.33
MSBF    MSB Financial Inc.                       291          263             0.22         19.89
MSBK    Mutual Savings Bank FSB                  192           82             0.02        154.69
MWBI    Midwest Bancshares Inc.                  417          299             0.82         15.85
MWBX    MetroWest Bank                         1,952        1,949             0.14         14.40
MWFD    Midwest Federal Financial                755          567             0.33         19.32
NASB    North American Savings Bank            2,796        2,216             0.98         13.52
NBN     Northeast Bancorp                        553          482             0.29         23.71
NBSI    North Bancshares Inc.                    112          113             0.12         55.99
NEIB    Northeast Indiana Bancorp                586          586             0.33         15.72
NHTB    New Hampshire Thrift Bncshrs             701          428             0.20         25.00
NASB    NewMil Bancorp Inc.                      701          674             0.16         21.88
NSLB    NS&L Bancorp Inc.                        139          139             0.19         24.84
NSSB    Norwich Financial Corp.                2,088        1,719             0.30         24.69
NSSY    NSS Bancorp Inc.                       1,150        1,045             0.44         21.24
NTMG    Nutmeg Federal S&LA                      155          132             0.10         29.06
NWEQ    Northwest Equity Corp.                   256          248             0.32         13.48
NWSB    Northwest Savings Bank (MHC)           4,837        4,954             0.22         33.74
NYB     New York Bancorp Inc.                 13,870       12,613             0.56         15.76
OCFC    Ocean Financial Corp.                  3,540        3,539             0.45         20.00
OCN     Ocwen Financial Corp.                 20,165       12,170             0.42         29.32
OFCP    Ottawa Financial Corp.                 1,730        1,720             0.30         23.18
OHSL    OHSL Financial Corp.                     501          491             0.40         17.03
OSFS    Ohio State Financial Services             92           92            NA            NA
OTFC    Oregon Trail Financial Corp.              NA           NA            NA            NA
PALM    Palfed Inc.                              941        1,516             0.29         21.55
PBCI    Pamrapo Bancorp Inc.                   1,265        1,265             0.44         13.78
PBCT    People's Bank (MHC)                   23,300       10,495             0.17         48.53
PBHC    Oswego City Savings Bk (MHC)             483          434             0.23         32.07
PBKB    People's Bancshares Inc.               1,219          508             0.15         31.88
PCBC    Perry County Financial Corp.             230          233             0.30         19.58
PDB     Piedmont Bancorp Inc.                    414          389             0.14         18.75
PEEK    Peekskill Financial Corp.                513          513             0.17         25.74
PERM    Permanent Bancorp Inc.                   645          624             0.29         22.31
PERT    Perpetual Bank (MHC)                     661          662             0.44         29.83
PFDC    Peoples Bancorp                        1,093        1,093             0.48         16.41
PFED    Park Bancorp Inc.                        449          443             0.20         22.19
PFFB    PFF Bancorp Inc.                       3,286        3,235             0.19         24.01
PFFC    Peoples Financial Corp.                  202          197             0.14         25.89
PFNC    Progress Financial Corp.                 902          911             0.20         18.13
PFSB    PennFed Financial Services Inc         2,686        2,686             0.56         13.11
PFSL    Pocahontas FS&LA (MHC)                   622          612             0.37         24.24
PHBK    Peoples Heritage Finl Group           18,606       18,575             0.68         14.75
PHFC    Pittsburgh Home Financial Corp           570          467             0.25         19.63
PHSB    Peoples Home Savings Bk (MHC)            471          467            NA            NA
PKPS    Poughkeepsie Financial Corp.           1,054        1,095             0.08         31.06
PLSK    Pulaski Savings Bank (MHC)               326          326             0.16         32.03
PMFI    Perpetual Midwest Financial              554          484             0.25         25.75
PRBC    Prestige Bancorp Inc.                    202          204             0.24         19.04
PROV    Provident Financial Holdings           1,467          778             0.17         29.04
PSBK    Progressive Bank Inc.                  2,195        2,148             0.56         14.56
PSFC    Peoples-Sidney Financial Corp.           338          338             0.20         21.56
PSFI    PS Financial Inc.                        418          417             0.19         21.71
PTRS    Potters Financial Corp.                  274          242             0.49         16.71
PULB    Pulaski Bank, Svgs Bank (MHC)            534          460             0.22         34.66
PULS    Pulse Bancorp                          1,434        1,434             0.45         13.89

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
PVFC    PVF Capital Corp.                 0.000     0.00       11.77   13.69    11.01   11.25    190.50       190.50          NA
PVSA    Parkvale Financial Corporation    1.857    22.10       14.00   14.22    13.73   14.00    184.21       185.43         245
PWBC    PennFirst Bancorp Inc.            1.973    32.25       17.55   11.78    16.90   17.55    140.82        NA             NA
PWBK    Pennwood Bancorp Inc.             1.684    34.88       20.43   22.72    19.79   22.09    123.86       123.86          NA
QCBC    Quaker City Bancorp Inc.          0.000     0.00       17.56   11.24    15.44   16.98    132.91       132.91         141
QCFB    QCF Bancorp Inc.                  0.000     0          14.41   24.67    13.58   14.41    150.03       150.03          NA
QCSB    Queens County Bancorp Inc.        2.302    36.77       24.82   34.07    22.86   24.47    262.07       262.07         279
RARB    Raritan Bancorp Inc.              1.761    29.44       17.93   15.87    17.93   17.69    215.59       218.88          85
REDF    RedFed Bancorp Inc.               0.000     0          15.5    14.38    12.75   15.38    172.84        NA             NA
RELI    Reliance Bancshares Inc.          0.000    NA          34.5    45.37    30.80   33.17     93.95        93.95          NA
RELY    Reliance Bancorp Inc.             1.939    32.46       18.33   14.13    15.57   17.28    171.07       232.89          NA
RIVR    River Valley Bancorp              0.914    NA          NA      14.83    14.58   NA       119.7        121.53          55
ROSE    TR Financial Corp.                1.983    26.2        19.21   15.38    15.82   17.26    231.57       231.57         437
RSLN    Roslyn Bancorp Inc.               1.146    NA          NA      26.30    18.69   NA       149.13       149.88          NA
RVSB    Riverview Bancorp Inc.            0.000    NA          NA      29.58    NA      NA       142.52       147.94          93
SBFL    SB of the Finger Lakes (MHC)      1.368    90.91      100.86   22.90    66.48   66.48    245.39       245.39          74
SBOS    Boston Bancorp (The)             NA        10.89       NA      NA       NA      NA        NA           NA             NA
SCBS    Southern Community Bancshares     1.667    NA          NA      29.09    21.43   NA       136.47       136.47          18
SCCB    S. Carolina Community Bancshrs    2.637    96.77       28.44   34.16    25.85   36.69    133.04       133.04          NA
SFED    SFS Bancorp Inc.                  1.266    26.26       22.35   15.64    22.13   22.35    125.43       125.43          NA
SFFC    StateFed Financial Corp.          1.481    28.37       19.15   24.02    23.28   19.15    136.99       136.99          NA
SFIN    Statewide Financial Corp.         2.071    32.28       16.73   13.88    16.10   16.73    148.19       148.39          NA
SFNB    Security First Network Bank       0.000     0.00       NA      86.35    NA      NA       260.76       265.15          16
SFSB    SuburbFed Financial Corp.         0.973    15.69       19.69    9.60    15.22   16.12    144.63       145.14          NA
SFSL    Security First Corp.              1.842    29.48       16.71   19.37    16.09   16.71    209.09       212.41         152
SGVB    SGV Bancorp Inc.                  0.000     0.00       32.87   10.17    29.58   26.10    136.75       138.89          94
SHEN    First Shenango Bancorp Inc.       1.739    24.22       15.54   17.78    15.13   15.47    152.99       152.99         101
SHSB    SHS Bancorp Inc.                  0.000    NA          NA      NA       NA      NA        NA           NA             25
SISB    SIS Bancorp Inc.                  1.697    18.54       16.26   12.67    14.47   16.1     174.23       174.23         494
SKAN    Skaneateles Bancorp Inc.          1.416    22.47       16.42   10.90    15.69   15.87    155.65       160.24         110
SKBO    First Carnegie Deposit (MHC)      1.558    NA          NA      30.09    NA      NA       182.98       182.98          NA
SMBC    Southern Missouri Bancorp Inc.    2.778    75.76       18.75   18.33    23.68   27.27    111.39       111.39          56
SMFC    Sho-Me Financial Corp.            0.000     0.00       18.24   20.21    15.50   17.35    205.48       205.48          78
SOBI    Sobieski Bancorp Inc.             1.684    33.33       31.15   17.57    26.39   28.79    110.08       110.08          24
SOPN    First Savings Bancorp Inc.        3.826    64.23       18.7    28.71    17.97   18.7     124.8        124.8           43
SOSA    Somerset Savings Bank             0.000     0          16.04   15.40    12.03   15.53    233.64       233.64         150
SPBC    St. Paul Bancorp Inc.             1.675    24.00       17.56   17.92    17.05   17.69    199.29       199.79        1083
SRN     Southern Banc Co.                 2.074    83.33       40.18   19.56    32.45   40.18    114.48       115.50          NA
SSB     Scotland Bancorp Inc.             2.824    52.63       15.18   29.26    17.71   18.64     79.00        79.00          14
SSFC    South Street Financial Corp.      2.319    NA          NA      32.09    23.96   NA       117.43       117.43          38
SSM     Stone Street Bancorp Inc.         2.338   512.08       21.63   34.87    24.06   21.63    117.95       117.95          NA
STFR    St. Francis Capital Corp.         1.493    18.68       17.61   11.82    12.67   14.59    151.33       170.84          NA
STSA    Sterling Financial Corp.          0.000     0.00       19.59    8.80    16.48   17.83    167.57       183.08         502
SVRN    Sovereign Bancorp Inc.            0.427    11.84       19.33   11.46   234.38   27.57    255.80       313.02       1,963
SWBI    Southwest Bancshares              3.010    52.78       18.04   17.89    16.61   17.53    157.71       157.71          91
SWCB    Sandwich Bancorp Inc.             3.500    50.85       17.24   15.00    16.13   16.95    189.04       196.66          NA
SZB     SouthFirst Bancshares Inc.        2.649    NA          99.34   16.45    31.46   NA       117.53       117.53          45
THR     Three Rivers Financial Corp.      1.975    34.91       20.05   17.70    17.46   19.10    128.57       129.06          NA
THRD    TF Financial Corporation          1.662    31.15       22.49   15.73    18.23   19.72    125.26       141.88         152
TPNZ    Tappan Zee Financial Inc.         1.436    30.56       27.46   23.29    28.68   27.08    135.79       135.79          14
TRIC    Tri-County Bancorp Inc.           2.069    29.80       18.83   19.20    20.14   19.21    125.38       125.38          19
TSBS    Peoples Bancorp Inc. (MHC)        0.996    40.23       57.58   49.68    48.78   40.37    293.69       326.44         144
TSH     Teche Holding Co.                 2.548    60.24       17.07   16.61    17.52   23.64    126.37       126.37         153
TWIN    Twin City Bancorp                 2.936    59.28       22.71   16.21    14.81   18.92    125.34       125.34          53
UBMT    United Financial Corp.            3.846   100.00       21.49   30.12    20.97   27.96    129.35       129.35          29
UFRM    United Federal Savings Bank       2.087    34.92       23.00   12.37    17.97   18.25    168.62       168.62         144
USAB    USABancshares, Inc.               0.000     0          33      12.54    14.73   30.56    128.11       130.54          NA
VABF    Virginia Beach Fed. Financial     1.194    25.33       27.46   13.77    19.03   22.33    192.53       192.53         192
VFFC    Virginia First Financial Corp.    0.408    11.49       32.67   16.58    68.06   28.16    214.16       221.72         426
WAMU    Washington Mutual Inc.            1.757   192.45       27.24   17.15    NA     120.28    314.35       339.28      20,302
WAYN    Wayne Svgs Community Bank(MHC)    1.968    76.12       41.45   28.39    35.80   38.89    297.73       297.73          NA
WBST    Webster Financial Corp.           1.306    35.68       18.62   12.19    22.19   28.76    228.29       265.15       1,225
WCBI    Westco Bancorp                    2.254    35.29       16.64   21.31    14.16   15.66    137.10       137.10          57
WCFB    Webster City Federal SB (MHC)     3.810   163.27       NA      46.57    32.81   42.86    199.24       199.24          21

          Exhibit 5
Selected Data on all Public Thrifts

                                                                  Income
                                           ------------------------------------------------------

                                             Net Income  Core Income
                                             Net Income  Core Income    Core EPS         Price/
Ticker        Short Name                Most Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------         ---------------------------------------------------------
PVFC    PVF Capital Corp.                      1,261        1,212             0.44         11.51
PVSA    Parkvale Financial Corporation         2,696        2,696             0.51         13.73
PWBC    PennFirst Bancorp Inc.                 1,432        1,405             0.26         17.55
PWBK    Pennwood Bancorp Inc.                    128          128             0.24         19.79
QCBC    Quaker City Bancorp Inc.               1,530        1,511             0.33         15.44
QCFB    QCF Bancorp Inc.                         640          640             0.52         13.58
QCSB    Queens County Bancorp Inc.             5,395        5,395             0.38         22.86
RARB    Raritan Bancorp Inc.                     967          962             0.38         17.93
REDF    RedFed Bancorp Inc.                    2,802        2,803             0.38         12.75
RELI    Reliance Bancshares Inc.                 163          163             0.07         30.80
RELY    Reliance Bancorp Inc.                  4,741        3,856             0.43         19.19
RIVR    River Valley Bancorp                     324          312             0.29         15.09
ROSE    TR Financial Corp.                     9,032        7,859             0.44         18.34
RSLN    Roslyn Bancorp Inc.                   11,034       10,049             0.26         20.13
RVSB    Riverview Bancorp Inc.                   756          724            NA            NA
SBFL    SB of the Finger Lakes (MHC)             193          157             0.09         81.25
SBOS    Boston Bancorp (The)                  14,315        5,073             0.95         NA
SCBS    Southern Community Bancshares            211          211             0.21         21.43
SCCB    S. Carolina Community Bancshrs           152          152             0.22         25.85
SFED    SFS Bancorp Inc.                         296          296             0.25         22.13
SFFC    StateFed Financial Corp.                 224          224             0.29         23.28
SFIN    Statewide Financial Corp.              1,382        1,382             0.33         16.10
SFNB    Security First Network Bank           (6,533)      (6,533)           (0.77)        NA
SFSB    SuburbFed Financial Corp.                730          571             0.42         19.57
SFSL    Security First Corp.                   2,305        2,338             0.27         16.09
SGVB    SGV Bancorp Inc.                         331          310             0.14         31.70
SHEN    First Shenango Bancorp Inc.            1,178        1,166             0.56         15.40
SHSB    SHS Bancorp Inc.                        (387)          99            NA            NA
SISB    SIS Bancorp Inc.                       3,169        3,074             0.55         15.00
SKAN    Skaneateles Bancorp Inc.                 430          425             0.44         16.05
SKBO    First Carnegie Deposit (MHC)             239          242            NA            NA
SMBC    Southern Missouri Bancorp Inc.           313          305             0.19         23.68
SMFC    Sho-Me Financial Corp.                 1,124        1,119             0.75         15.50
SOBI    Sobieski Bancorp Inc.                    124          124             0.18         26.39
SOPN    First Savings Bancorp Inc.             1,276        1,276             0.32         17.97
SOSA    Somerset Savings Bank                  1,749        1,637             0.09         13.37
SPBC    St. Paul Bancorp Inc.                 12,374       12,282             0.35         17.05
SRN     Southern Banc Co.                        144          144             0.13         32.45
SSB     Scotland Bancorp Inc.                    260          255             0.15         17.71
SSFC    South Street Financial Corp.             744          744             0.18         23.96
SSM     Stone Street Bancorp Inc.                386          386             0.20         24.06
STFR    St. Francis Capital Corp.              3,899        3,185             0.60         15.63
STSA    Sterling Financial Corp.               2,531        2,153             0.28         19.42
SVRN    Sovereign Bancorp Inc.                 2,540       15,730             0.29         16.16
SWBI    Southwest Bancshares                   1,059        1,006             0.36         17.53
SWCB    Sandwich Bancorp Inc.                  1,238        1,220             0.61         16.39
SZB     SouthFirst Bancshares Inc.               124          125             0.15         31.46
THR     Three Rivers Financial Corp.             225          211             0.27         18.75
THRD    TF Financial Corporation               1,367          933             0.23         26.16
TPNZ    Tappan Zee Financial Inc.                244          237             0.17         28.68
TRIC    Tri-County Bancorp Inc.                  211          244             0.42         17.26
TSBS    Peoples Bancorp Inc. (MHC)             1,668          579             0.06        146.35
TSH     Teche Holding Co.                        911          909             0.28         17.52
TWIN    Twin City Bancorp                        290          241             0.19         17.93
UBMT    United Financial Corp.                   376          376             0.31         20.97
UFRM    United Federal Savings Bank              501          461             0.15         19.17
USAB    USABancshares, Inc.                      107           88             0.12         17.19
VABF    Virginia Beach Fed. Financial          1,099          838             0.17         24.63
VFFC    Virginia First Financial Corp.           525          141             0.02         NA
WAMU    Washington Mutual Inc.              (126,954)     170,152             0.65         24.52
WAYN    Wayne Svgs Community Bank(MHC)           496          452             0.20         39.38
WBST    Webster Financial Corp.                9,690       13,452             0.96         15.95
WCBI    Westco Bancorp                         1,272        1,133             0.42         15.85
WCFB    Webster City Federal SB (MHC)            341          341             0.16         32.81

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
WEFC    Wells Financial Corp.             2.685    10.91       16.40   17.11    15.41   16.25    120.29       120.29          NA
WEHO    Westwood Homestead Fin. Corp.     1.750    42          29.09   31.16    50.00   32       112.68       112.68          20
WES     Westcorp                          2.302    30.30       NA      12.14    12.78   13.16    133.65       133.96          NA
WFI     Winton Financial Corp.            2.329    27.78       14.74   12.09    11.22   12.19    168.52       171.89          NA
WFSG    Wilshire Financial Services       0.000    NA          NA      19.62    11.74   NA       340.29       340.29          NA
WFSL    Washington Federal Inc.           3.054    40.64       13.69   25.02    13.21   13.63    199.37       217.20         656
WHGB    WHG Bancshares Corp.              1.984    42.86       27.80   23.52    23.71   46.07    113.88       113.88          NA
WOFC    Western Ohio Financial Corp.      3.883   149.25       32.19   15.26   214.58   38.43    110.04       117.90          NA
WRNB    Warren Bancorp Inc.               2.667    43.59       12.34   20.34    11.61   10.00    191.18       191.18         137
WSB     Washington Savings Bank, FSB      1.391    41.67       21.14   11.67    14.98   29.95    139.30       139.30          76
WSFS    WSFS Financial Corp.              0.000     0.00       14.68   15.39    13.60   14.57    277.78       279.88         300
WSTR    WesterFed Financial Corp.         2.000    36.19       19.01   12.84    17.97   18.25    120.86       149.84         369
WVFC    WVS Financial Corp.               3.871   149.76       15.05   19.20    14.62   14.98    159.96       159.96          58
WWFC    Westwood Financial Corp.          0.724    20.83       21.58   16.14    36.35   23.02    173.20       193.59          NA
WYNE    Wayne Bancorp Inc.                0.947    13.89       19.56   15.92    21.13   19.56    128.11       128.11          56
YFCB    Yonkers Financial Corporation     1.297    20.59       17.96   17.86    17.13   18.14    127.32       127.32          61
YFED    York Financial Corp.              2.069    39.22       22.31   17.68    21.97   18.95    199.59       199.59         390
                                  -----------------------------------------------------------------------------------------------
        Average                           1.571    47.80       22.85   18.94    21.39   23.48    163.35       169.84         343

          Exhibit 5
Selected Data on all Public Thrifts

                                                                 Income
                                          ------------------------------------------------------

                                            Net Income  Core Income
                                            Net Income  Core Income    Core EPS         Price/
Ticker        Short Name                ost Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------         --------------------------------------------------------
WEFC    Wells Financial Corp.                   555          539             0.28         15.96
WEHO    Westwood Homestead Fin. Corp.           194          360             0.15         26.67
WES     Westcorp                              8,928       (3,187)           (0.12)        NA
WFI     Winton Financial Corp.                  879          639             0.32         15.43
WFSG    Wilshire Financial Services           5,112       (2,178)           (0.28)        NA
WFSL    Washington Federal Inc.              27,528       27,139             0.56         13.45
WHGB    WHG Bancshares Corp.                    231          231             0.17         23.71
WOFC    Western Ohio Financial Corp.             60          397             0.20         32.19
WRNB    Warren Bancorp Inc.                   1,704        1,350             0.33         14.77
WSB     Washington Savings Bank, FSB            541          397             0.09         19.97
WSFS    WSFS Financial Corp.                  4,280        4,219             0.34         13.60
WSTR    WesterFed Financial Corp.             1,809        1,795             0.32         17.97
WVFC    WVS Financial Corp.                     935          935             0.53         14.62
WWFC    Westwood Financial Corp.                120          120             0.19         36.35
WYNE    Wayne Bancorp Inc.                      483          483             0.25         21.13
YFCB    Yonkers Financial Corporation           744          741             0.27         17.13
YFED    York Financial Corp.                  2,433        2,027             0.27         26.85
                                  -----------------------------------------------------------
        Average                               2,529        3,051             0.32         22.70

          Exhibit 5
Selected Data on all Public Thrifts

                                          Dividends                    Current Pricing Data as of 11/14/97             Productivity
                                     ---------------------   --------------------------------------------------------- -------------
                                      Current   LTM Dividend  Price/                            Price/   Price/ Tang     Full Time
                                      Dividend   Payout        LTM    Price/   Price/  Price/  Publicly RPublicly Rep    Equivalent
                                       Yield      Ratio      Core EPS Assets  Earnings LTM EPS Book Value Book Value     Employees
Ticker        Short Name                ($)        (%)         (x)      (%)     (x)      (x)      (%)        (%)        Most Recent
-------------------------------      ---------------------   --------------------------------------------------------- -------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                 1.094   114.81       30.15   10.66    36.56  108.33    122.08       122.08          NA
ATSB    AmTrust Capital Corp.             1.379    26.79       42.65   10.95    30.21   25.89    100.28       101.26          NA
CSBF    CSB Financial Group Inc.          0.000     0.00       46.07   23.98    51.83   73.16     95.75       101.37          15
FCB     Falmouth Bancorp Inc.             1.026    28.85       39.00   30.20    40.63   37.50    126.62       126.62          28
FFBI    First Financial Bancorp Inc.      0.000     0.00       21.35    9.33    NA      NA       107.83       107.83          37
GLMR    Gilmer Financial Svcs, Inc.       0.000     0.00       20.77    6.41    NA     117.71     71.05        71.05          12
HBBI    Home Building Bancorp             1.412    26.09       18.81   15.86    19.68   18.48    104.01       104.01          15
HHFC    Harvest Home Financial Corp.      3.200    NA          25.94   14.36    18.09   52.88    121.57       121.57          17
SOBI    Sobieski Bancorp Inc.             1.684    33.33       31.15   17.57    26.39   28.79    110.08       110.08          24
SZB     SouthFirst Bancshares Inc.        2.649    NA          99.34   16.45    31.46   NA       117.53       117.53          45
                                  -----------------------------------------------------------------------------------------------
        Average                           1.24     28.73       37.52   15.58    31.86   57.84    107.68       108.34          24.13
        Median                            1.24     26.44       30.65   15.11    30.84   45.19    108.96       108.96          20.50
        Maximum                           3.20    114.81       99.34   30.20    51.83  117.71    126.62       126.62          45.00
        Minimum                           0.00      0.00       18.81    6.41    18.09   18.48     71.05        71.05          12.00



          Exhibit 5
Selected Data on all Public Thrifts

                                                                 Income
                                          ------------------------------------------------------

                                            Net Income  Core Income
                                            Net Income  Core Income    Core EPS         Price/
Ticker        Short Name               Most Recent Qtr Most Recent Qtr Most Recent Qtr  Core EPS
-------------------------------        ---------------------------------------------------------
        Comparable Thrift Data
ALBC    Albion Banc Corp.                        50           45             0.18         40.63
ATSB    AmTrust Capital Corp.                    61           29             0.06         60.42
CSBF    CSB Financial Group Inc.                 52           51             0.06         51.83
FCB     Falmouth Bancorp Inc.                   172          164             0.11         44.32
FFBI    First Financial Bancorp Inc.           (194)          85             0.21         22.62
GLMR    Gilmer Financial Svcs, Inc.             (54)         (57)           (0.32)        NA
HBBI    Home Building Bancorp                    78           78             0.27         19.68
HHFC    Harvest Home Financial Corp.            171          170             0.19         18.09
SOBI    Sobieski Bancorp Inc.                   124          124             0.18         26.39
SZB     SouthFirst Bancshares Inc.              124          125             0.15         31.46
                                  -----------------------------------------------------------
        Average                                  58           81             0.11         35.05
        Median                                   70           82             0.17         31.46
        Maximum                                 172          170             0.27         60.42
        Minimum                                (194)         (57)           (0.32)        18.09



            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
%CAL   California Federal Bank, a FSB NA         NA      NA       NA      NA       NA      NA        NA      NA       NA
%CCMD  Chevy Chase Bank, FSB          NA         NA      NA       NA      NA       NA      NA        NA      NA       NA
AABC   Access Anytime Bancorp Inc.    10.25      12.23    2.37     8.20    9.15     2.44  136.48    136.48   11.81     0.00
AADV   Advantage Bancorp Inc.         59.63     192.94   17.54    19.30   21.45    19.88  194.85     NA      18.60     0.67
ABBK   Abington Bancorp Inc.          36.00      65.69   15.79    17.06   19.05    17.31  185.28    204.43   13.20     1.11
ABCL   Alliance Bancorp Inc.          25.88     207.55   16.59    22.31   20.06    14.38  160.71    162.63   15.14     1.70
ABCW   Anchor BanCorp Wisconsin       29.75     270.42   14.58    15.03   16.08    15.82  215.27    219.07   13.78     1.08
AFBC   Advance Financial Bancorp      17.75      19.25   17.07    NA      NA       17.07  119.37    119.37   18.41     1.80
AFCB   Affiliated Community Bancorp   28.38     184.39   16.50    16.31   16.31    16.89  164.21    165.07   16.32     2.12
AFED   AFSALA Bancorp Inc.            18.50      26.91   20.11    NA      NA       20.11  116.21    116.21   16.91     1.30
AFFFZ  America First Financial Fund   48.38     290.76   15.71     7.94    7.89    15.12  164.48    166.24   12.92     3.31
AHCI   Ambanc Holding Co.             16.75      72.13   29.91    NM      NM       38.07  117.21    117.21   15.17     1.19
AHM    Ahmanson & Company (H.F.)      58.06   5,481.80   17.28    16.78   19.55    17.49  287.87    338.76   11.71     1.52
ALBC   Albion Banc Corp.              29.25       7.31   36.56   108.33   30.15    40.63  122.08    122.08   10.66     1.09
ALBK   ALBANK Financial Corp.         43.75     563.16   16.32    16.45   16.57    16.57  163.92    186.09   15.15     1.65
AMFC   AMB Financial Corp.            16.38      15.78   12.79    16.38   23.39    22.74  109.53    109.53   15.27     1.71
ANA    Acadiana Bancshares Inc.       22.63      60.11   21.75    NA      NA       21.75  133.24    133.24   23.14     1.59
ANDB   Andover Bancorp Inc.           37.75     194.51   14.98    15.16   15.53    15.22  186.88    186.88   15.18     2.01
ANE    Alliance Bncorp of New England 17.13      27.86   13.81    14.89   15.86    28.54  156.39    160.20   11.52     1.17
ASBI   Ameriana Bancorp               20.63      66.65   16.63    18.42   20.42    19.10  151.32    151.43   16.96     3.10
ASBP   ASB Financial Corp.            13.25      22.52   17.43    18.66   19.78    17.43  128.64    128.64   20.03     3.02
ASFC   Astoria Financial Corp.        54.50   1,126.29   16.82    18.86   19.96    19.19  184.68    218.35   14.25     1.10
ATSB   AmTrust Capital Corp.          14.50       7.63   30.21    25.89   42.65    60.42  100.28    101.26   10.95     1.38
AVND   Avondale Financial Corp.       15.81      55.26   NM       NM      NM       NM     119.98    119.98    9.26     0.00
BANC   BankAtlantic Bancorp Inc.      13.63     301.33   14.81    14.34   26.72    37.85  193.81    233.70   10.67     0.97
BDJI   First Federal Bancorporation   25.75      17.32   18.93    21.28   21.82    18.39  145.07    145.07   15.53     0.00
BFD    BostonFed Bancorp Inc.         20.75     117.24   17.29    18.36   20.15    19.95  134.48    139.26   12.20     1.35
BFFC   Big Foot Financial Corp.       18.75      47.11   46.88    NA      NA       46.88  125.25    125.25   21.90     0.00
BFSB   Bedford Bancshares Inc.        28.00      31.99   18.42    23.14   17.95    18.42  157.75    157.75   23.61     2.00
BKC    American Bank of Connecticut   46.00     106.41   13.69    14.42   17.10    15.75  198.11    205.54   17.45     3.13
BKCT   Bancorp Connecticut Inc.       36.38      92.54   16.84    17.66   19.25    19.35  202.99    202.99   21.83     2.75
BKUNA  BankUnited Financial Corp.     13.06     124.53   23.33    48.38   22.92    23.33  172.11    212.41    6.41     0.00
BNKU   Bank United Corp.              42.13   1,330.96   16.72    17.41   22.41    17.85  222.41    227.58   11.12     1.33
BPLS   Bank Plus Corp.                11.56     223.64   16.06    17.00   20.29    17.00  126.23    126.51    5.70     0.00
BSBC   Branford Savings Bank           5.63      36.90   23.44    19.40   19.40    23.44  209.11    209.11   20.18     1.42
BTHL   Bethel Bancorp                 12.50      15.15   16.45    13.02   16.89    19.53   91.17    108.60    6.89     2.56
BVCC   Bay View Capital Corp.         34.13     423.88   37.09    25.85   23.21    23.06  230.42    275.87   13.40     0.94
BWFC   Bank West Financial Corp.      22.00      38.58   16.18    23.91   42.31    42.31  165.41    165.41   23.40     1.46
BYFC   Broadway Financial Corp.       13.00      10.80   20.31    NM      31.71    20.31   88.74     88.74    8.88     1.54
CAFI   Camco Financial Corp.          22.75      73.12   12.64    21.46   16.98    14.97  156.04    169.14   14.93     2.29
CAPS   Capital Savings Bancorp Inc.   17.50      33.11   14.11    14.71   15.09    15.09  147.43    147.43   13.67     1.37
CASB   Cascade Financial Corp.        12.50      42.32   18.38    17.61   17.86    15.63  149.52    149.52    9.92     0.00
CASH   First Midwest Financial Inc.   19.75      53.30   14.96    15.55   16.32    16.46  122.59    138.02   13.17     1.82
CATB   Catskill Financial Corp.       17.38      80.92   19.74    21.19   21.72    19.74  112.75    112.75   27.94     1.61
CBCI   Calumet Bancorp Inc.           48.00     101.32   16.22    15.84   16.16    16.22  127.93    127.93   20.75     0.00
CBES   CBES Bancorp Inc.              19.88      20.37   15.53    15.53   17.13    17.75  112.93    112.93   19.10     2.01
CBK    Citizens First Financial Corp. 18.13      46.83   34.86    31.25   34.86    37.76  111.20    111.20   16.85     0.00
CBSA   Coastal Bancorp Inc.           29.69     148.21   14.27    12.63   13.14    14.55  147.48    175.46    5.06     1.62
CBSB   Charter Financial Inc.         21.75      90.27   12.08    20.91   20.52    21.75  158.64    179.31   22.95     1.47
CCFH   CCF Holding Company            20.50      16.81   NM       NM      NM       NM     142.76    142.76   16.68     2.68
CEBK   Central Co-operative Bank      25.50      50.11   20.56    17.47   17.35    20.56  146.55    163.78   14.55     1.26
CENB   Century Bancorp Inc.           84.00      34.22   20.00    NA      NA       20.00  111.93    111.93   33.90     2.38
CENF   CENFED Financial Corp.         38.25     227.95   13.28    15.81   17.55    13.86  177.82    178.07    9.89     0.94
CFB    Commercial Federal Corp.       47.63   1,027.83   15.26    15.98   15.93    15.67  231.30    258.41   14.26     0.59
CFBC   Community First Banking Co.    38.13      92.02   NA       NA      NA       NA     131.01     NA      23.32     1.57
CFCP   Coastal Financial Corp.        24.00     111.52   18.18    20.17   23.30    23.08  344.33    344.33   22.57     1.50
CFFC   Community Financial Corp.      23.25      29.69   22.36    15.50   15.50    22.36  122.43    122.43   16.18     2.41
CFNC   Carolina Fincorp Inc.          17.38      32.17   21.72    NA      NA       21.72  124.82    124.82   28.20     1.38

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
CFSB   CFSB Bancorp Inc.              32.63     165.74   15.39    17.45   18.64    16.65  250.38    250.38   19.30     2.08
CFTP   Community Federal Bancorp      16.75      77.53   29.91    23.93   23.93    32.21  125.00    125.00   35.91     1.79
CFX    CFX Corp.                      26.25     629.40   NM       24.31   20.19    19.30  256.10    265.69   22.31     3.35
CIBI   Community Investors Bancorp    15.25      13.76   13.62    14.52   14.52    13.62  126.14    126.14   14.81     2.10
CKFB   CKF Bancorp Inc.               18.00      16.26   17.31    14.40   19.15    17.31  106.45    106.45   27.15     2.78
CLAS   Classic Bancshares Inc.        15.69      20.47   19.61    28.52   21.49    19.61  105.50    124.81   15.68     1.79
CMRN   Cameron Financial Corp         19.50      49.96   19.50    24.68   19.50    19.50  113.50    113.50   24.61     1.44
CMSB   Commonwealth Bancorp Inc.      18.50     300.49   18.50    18.32   23.72    25.69  142.09    182.27   13.19     1.51
CMSV   Community Savings Bnkshrs(MHC) 35.00     178.32   28.23    32.41   35.35    38.04  215.78    215.78   25.14     2.57
CNIT   CENIT Bancorp Inc.             66.50     110.02   16.30    20.15   20.65    17.50  214.45    234.15   15.68     1.50
CNSB   CNS Bancorp Inc.               17.88      29.55   34.38    35.05   34.38    34.38  124.65    124.65   30.33     1.34
CNY    Carver Bancorp Inc.            13.25      30.66   22.08    NM      40.15    22.08   87.86     91.38    7.38     0.00
COFI   Charter One Financial          56.88   2,818.90   14.97    15.75   16.11    15.46  262.94    286.24   18.55     1.76
CONE   Conestoga Bancorp, Inc.        NA         NA      NA       NA      NA       NA      NA        NA      NA       NA
COOP   Cooperative Bankshares Inc.    17.00      50.72   26.56    24.64   24.64    26.56  183.39    183.39   14.11     0.00
CRZY   Crazy Woman Creek Bancorp      15.25      14.56   20.07    26.75   21.79    19.06  103.88    103.88   26.83     2.62
CSA    Coast Savings Financial        58.69   1,093.43   14.24    20.89   19.56    12.03  232.80    235.51   12.10     0.00
CSBF   CSB Financial Group Inc.       12.44      11.71   51.83    73.16   46.07    51.83   95.75    101.37   23.98     0.00
CTZN   CitFed Bancorp Inc.            50.25     434.97   16.11    17.51   17.51    16.11  210.43    231.57   13.20     0.72
CVAL   Chester Valley Bancorp Inc.    26.13      57.20   16.75    19.21   20.25    18.14  202.68    202.68   17.75     1.61
DCBI   Delphos Citizens Bancorp Inc.  17.75      34.78   18.49    NA      NA       18.49  121.16    121.16   32.27     0.00
DIBK   Dime Financial Corp.           30.25     156.15    9.34    10.25   10.50     9.57  208.05    214.24   16.94     1.46
DIME   Dime Community Bancorp Inc.    22.38     282.48   24.32    20.91   22.15    24.32  151.08    175.35   20.39     1.07
DME    Dime Bancorp Inc.              23.31   2,366.08   15.34    18.80   19.11    16.19  224.60    235.96   12.19     0.69
DNFC   D & N Financial Corp.          24.00     197.86   13.95    14.81   16.00    15.79  214.67    216.80   11.28     0.83
DSL    Downey Financial Corp.         26.13     698.95   16.75    17.65   18.53    18.66  167.36    169.53   11.94     1.23
EBSI   Eagle Bancshares               18.50     104.70   17.13    29.37   17.96    17.13  148.59    148.59   12.34     3.24
EFBC   Empire Federal Bancorp Inc.    16.13      41.80   23.71    NA      NA       23.71  103.04    103.04   38.50     1.86
EFBI   Enterprise Federal Bancorp     25.75      51.11   22.99    21.11   25.25    29.26  160.14    160.24   18.55     3.88
EGFC   Eagle Financial Corp.          49.50     312.64   19.04    45.83   34.14    19.34  216.06    271.53   14.91     2.02
EGLB   Eagle BancGroup Inc.           19.50      23.20   54.17    43.33   57.35    81.25  114.50    114.50   13.57     0.00
EIRE   Emerald Isle Bancorp Inc.      31.88      71.71   19.92    20.30   19.20    18.53  231.31    231.31   16.17     0.88
EMLD   Emerald Financial Corp.        19.00      96.36   15.83    15.97   17.12    16.38  204.74    207.88   15.97     1.26
EQSB   Equitable Federal Savings Bank 43.50      26.20   13.10    21.12   13.18    13.26  168.60    168.60    8.50     0.00
ESBK   Elmira Savings Bank (The)      29.25      20.66   15.23    21.51   26.59    29.25  138.82    142.54    9.05     2.19
ESX    Essex Bancorp Inc.              5.00       5.29   NM       NM      NM       NM      NM        NM       2.78     0.00
ETFS   East Texas Financial Services  19.38      19.87   24.22    49.68   27.68    25.49   97.02     97.02   17.63     1.03
FAB    FirstFed America Bancorp Inc.  20.00     174.14   22.73    NA      NA       26.32  127.96    127.96   16.81     0.00
FBBC   First Bell Bancorp Inc.        17.00     110.68   14.17    14.66   15.04    14.17  154.26    154.26   16.25     2.35
FBCI   Fidelity Bancorp Inc.          24.25      67.78   15.95    17.57   17.57    15.95  129.96    130.24   13.61     1.32
FBCV   1ST Bancorp                    37.25      25.77   14.33    13.69   26.99    15.78  114.16    116.37    9.87     1.13
FBER   1st Bergen Bancorp             18.88      54.07   26.22    25.86   25.86    26.22  139.09    139.09   18.99     1.06
FBHC   Fort Bend Holding Corp.        19.50      32.45   20.31    20.53   26.71    25.66  164.14    175.83   10.11     2.05
FBNW   FirstBank Corp.                16.88      33.48   NA       NA      NA       NA      NA        NA      NA        1.66
FBSI   First Bancshares Inc.          25.25      27.59   12.88    14.85   16.40    14.35  121.75    121.75   16.95     0.79
FCB    Falmouth Bancorp Inc.          19.50      28.37   40.63    37.50   39.00    44.32  126.62    126.62   30.20     1.03
FCBF   FCB Financial Corp.            27.50     106.68   15.63    22.00   21.48    16.77  146.90    146.90   20.40     2.91
FCME   First Coastal Corp.            13.50      18.35   14.06     3.00    3.12    17.76  126.64    126.64   12.35     0.00
FDEF   First Defiance Financial       15.38     137.71   25.63    25.63   26.06    27.46  121.93    121.93   23.97     2.08
FED    FirstFed Financial Corp.       35.19     372.47   15.99    16.37   16.37    15.99  175.85    177.63    9.07     0.00
FESX   First Essex Bancorp Inc.       19.75     148.65   14.52    14.31   16.88    17.03  165.97    189.72   12.29     2.43
FFBA   First Colorado Bancorp Inc.    20.75     348.40   16.21    18.69   18.69    16.21  172.92    175.25   22.61     2.31
FFBH   First Federal Bancshares of AR 21.25     104.04   18.32    17.56   18.48    18.32  127.70    127.70   19.02     1.13
FFBI   First Financial Bancorp Inc.   19.00       7.89   NM       NM      21.35    22.62  107.83    107.83    9.33     0.00
FFBS   FFBS BanCorp Inc.              23.00      36.16   19.17    19.17   19.17    19.17  152.62    152.62   26.80     2.17
FFBZ   First Federal Bancorp Inc.     19.25      30.26   13.75    24.06   18.16    15.04  218.50    218.75   15.03     1.25
FFCH   First Financial Holdings Inc.  42.00     267.47   18.42    18.83   19.35    19.09  255.32    255.32   15.61     2.00
FFDB   FirstFed Bancorp Inc.          22.00      25.32   15.71    14.97   15.38    15.71  148.95    162.72   14.35     2.27

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
FFDF   FFD Financial Corp.            18.00      26.01   26.47    14.40   29.03    26.47  121.13    121.13   29.48     1.67
FFED   Fidelity Federal Bancorp        9.75      27.21   12.83    13.93   14.34    14.34  189.32    189.32   11.56     4.10
FFES   First Federal of East Hartford 35.63      95.56   18.95    19.05   16.80    17.13  146.00    146.00    9.68     1.68
FFFC   FFVA Financial Corp.           33.75     152.68   19.18    20.71   21.50    20.09  189.18    193.08   26.90     1.42
FFFD   North Central Bancshares Inc.  18.50      60.43   14.92    16.09   16.09    14.92  122.27    122.27   28.02     1.35
FFFL   Fidelity Bankshares Inc. (MHC) 27.50     186.20   31.25    55.00   34.38    31.25  222.49    224.12   18.63     3.27
FFHH   FSF Financial Corp.            19.00      57.18   15.83    17.92   18.10    15.83  117.00    117.00   14.73     2.63
FFHS   First Franklin Corp.           24.25      28.91   18.37    23.77   20.04    20.21  138.65    139.45   12.50     1.65
FFIC   Flushing Financial Corp.       21.75     173.64   18.13    20.52   20.33    18.13  127.34    132.62   18.08     1.10
FFKY   First Federal Financial Corp.  21.75      90.18   14.31    14.90   15.10    15.10  172.62    182.93   23.64     2.58
FFLC   FFLC Bancorp Inc.              33.75      77.65   21.09    22.35   23.77    27.22  147.51    147.51   20.25     1.42
FFOH   Fidelity Financial of Ohio     14.50      80.91   16.48    18.59   16.29    16.48  117.50    132.54   15.30     1.93
FFPB   First Palm Beach Bancorp Inc.  39.13     197.49   20.38    21.15   25.24    25.08  174.74    178.90   10.92     1.53
FFSL   First Independence Corp.       15.00      14.67   18.75    22.06   22.06    18.75  127.33    127.33   13.04     1.67
FFSX   First Fed SB of Siouxland(MHC) 32.38      91.72   26.98    27.21   27.91    27.91  229.94    231.75   20.08     1.48
FFWC   FFW Corp.                      33.00      23.59   12.50    13.41   13.69    12.69  133.93    147.58   13.00     2.18
FFWD   Wood Bancorp Inc.              18.50      39.22   16.52    18.32   19.89    18.50  189.36    189.36   23.54     2.16
FFYF   FFY Financial Corp.            30.00     123.44   15.31    16.22   16.48    15.63  147.78    147.78   20.24     2.67
FGHC   First Georgia Holding Inc.      8.25      25.18   17.19    27.50   22.30    17.19  195.96    213.73   16.10     0.65
FIBC   Financial Bancorp Inc.         23.63      40.39   14.77    15.75   14.86    14.77  150.38    151.05   13.60     1.69
FISB   First Indiana Corporation      24.63     260.07   14.32    15.59   18.80    18.11  174.40    176.52   16.81     1.95
FKFS   First Keystone Financial       32.13      39.46   13.17    14.15   15.44    14.34  159.43    159.43   10.57     0.62
FKKY   Frankfort First Bancorp Inc.    9.75      31.98   20.31    NM      37.50    20.31  142.54    142.54   24.00     3.69
FLAG   FLAG Financial Corp.           17.36      35.36   17.36    NM     133.53    22.84  166.27    166.27   15.93     1.96
FLFC   First Liberty Financial Corp.  26.75     206.79   14.86    20.42   17.48    16.31  217.48    241.21   16.03     1.50
FLGS   Flagstar Bancorp Inc.          18.63     254.60   10.35    41.39   NA       10.35  209.51    218.09   12.52     0.00
FLKY   First Lancaster Bancshares     15.97      15.19   33.27    29.03   29.03    33.27  109.23    109.23   32.20     3.13
FMBD   First Mutual Bancorp Inc.      19.75      69.26   61.72    58.09   63.71    70.54  117.77    154.54   17.21     1.62
FMCO   FMS Financial Corp.            28.63      68.35   11.93    18.83   12.89    11.93  187.83    191.22   12.32     0.98
FMSB   First Mutual Savings Bank      17.75      72.19   16.44    17.40   17.75    16.44  235.72    235.72   16.00     0.75
FNGB   First Northern Capital Corp.   13.50     119.34   19.85    21.09   21.77    21.09  163.83    163.83   18.17     2.37
FOBC   Fed One Bancorp                25.00      59.34   18.94    18.66   18.80    19.53  143.27    149.88   16.59     2.48
FPRY   First Financial Bancorp        NA         NA      NA       NA      NA       NA      NA        NA      NA       NA
FSBI   Fidelity Bancorp Inc.          24.00      37.20   14.63    22.64   14.37    15.00  151.61    151.61   10.24     1.50
FSFC   First Southeast Financial Corp 15.69      68.84   18.68    19.37   19.37    18.68  191.32    191.32   19.67     1.53
FSFF   First SecurityFed Financial    15.25      97.72   NA       NA      NA       NA      NA        NA      NA        0.00
FSLA   First Savings Bank (MHC)       39.00     312.70   44.32    34.82   33.33    34.82  314.77    346.36   29.90     1.23
FSNJ   Bayonne Bancshares Inc.        12.00     107.92   NA       NA      NA       NA      NA        NA      NA        1.42
FSPG   First Home Bancorp Inc.        23.25      62.97   13.84    13.52   13.84    14.18  174.68    177.35   11.99     1.72
FSPT   FirstSpartan Financial Corp.   37.50     166.14   NA       NA      NA       NA     128.56    128.56   34.44     1.60
FSSB   First FS&LA of San Bernardino   9.63       3.16   NM       NM      NM       NM      70.36     73.03    3.05     0.00
FSTC   First Citizens Corp.           38.50      70.80    5.87    13.65   13.75     6.21  214.01    275.20   20.83     1.14
FTF    Texarkana First Financial Corp 25.00      44.76   13.30    18.25   14.97    13.30  166.33    166.33   26.12     2.24
FTFC   First Federal Capital Corp.    26.63     244.02   13.87    16.04   19.29    18.49  232.33    246.53   15.65     1.80
FTNB   Fulton Bancorp Inc.            19.75      33.96   21.47    NA      NA       29.04  134.45    134.45   33.77     1.01
FTSB   Fort Thomas Financial Corp.    14.00      20.93   15.22    17.72   17.72    15.22  132.58    132.58   21.39     1.79
FWWB   First SB of Washington Bancorp 23.59     241.76   17.35    18.15   19.18    18.43  149.05    161.38   22.01     1.19
GAF    GA Financial Inc.              19.25     153.48   16.59    20.05   20.48    17.19  130.77    132.03   19.13     2.49
GBCI   Glacier Bancorp Inc.           20.75     141.48   15.26    17.01   16.60    15.26  246.73    253.05   24.64     2.31
GDVS   Greater Delaware Valley (MHC)  31.25     102.27   45.96    45.96   45.96    45.96  353.11    353.11   41.10     1.15
GDW    Golden West Financial          84.38   4,790.01   13.35    14.33   14.55    13.52  186.01    186.01   12.21     0.59
GFCO   Glenway Financial Corp.        30.00      34.22   13.89    15.15   15.54    13.89  123.25    124.74   11.66     2.67
GFED   Guaranty Federal SB (MHC)      24.50      76.56   38.28    66.22   44.55    40.83  278.41    278.41   38.38     1.80
GFSB   GFS Bancorp Inc.               16.94      16.74   14.60    15.12   15.12    14.60  153.84    153.84   17.71     1.54
GLMR   Gilmer Financial Svcs, Inc.    14.13       2.70   NM      117.71   20.77    NM      71.05     71.05    6.41     0.00
GOSB   GSB Financial Corp.            15.13      34.00   NA       NA      NA       NA      NA        NA      NA        0.00
GPT    GreenPoint Financial Corp.     64.88   2,778.34   17.07    18.22   18.91    17.25  192.79    359.62   21.22     1.54
GSB    Golden State Bancorp Inc.      32.31   1,630.37   20.20    23.59   19.58    17.95  199.96    223.46    9.92     0.00

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
GSBC   Great Southern Bancorp Inc.    21.50     173.73   11.44    14.05   14.83    12.80  275.99    275.99   23.88     2.05
GSFC   Green Street Financial Corp.   17.63      75.75   25.92    26.31   26.31    25.92  120.39    120.39   42.57     2.50
GSLA   GS Financial Corp.             17.25      59.31   25.37    NA      NA       25.37  104.93    104.93   45.25     1.62
GTFN   Great Financial Corp.          44.50     615.14   18.86    20.41   27.64    27.13  211.10    219.97   21.26     1.35
GTPS   Great American Bancorp         19.50      33.09   37.50    50.00   45.35    37.50  105.75    105.75   23.71     2.05
GUPB   GFSB Bancorp Inc.              20.00      15.04   14.29    25.97   20.83    14.29  114.88    114.88   17.07     2.00
GWBC   Gateway Bancorp Inc.           19.63      21.23   35.04    38.48   NA       35.04  122.27    122.27   33.08     2.04
HALL   Hallmark Capital Corp.         28.00      40.40   15.91    15.47   15.73    15.56  132.26    132.26    9.65     0.00
HARB   Harbor Florida Bancorp (MHC)   61.50     305.87   21.96    23.12   23.30    22.28  316.03    326.26   27.04     2.28
HARL   Harleysville Savings Bank      30.00      49.85   15.00    14.93   14.93    15.00  218.02    218.02   14.44     1.47
HARS   Harris Financial Inc. (MHC)    54.25     610.84   29.48    34.78   42.05    35.69  352.96    399.19   28.95     1.22
HAVN   Haven Bancorp Inc.             40.00     175.44   18.87    15.81   15.75    18.18  159.55    160.06    9.57     1.50
HBBI   Home Building Bancorp          21.25       6.62   19.68    18.48   18.81    19.68  104.01    104.01   15.86     1.41
HBEI   Home Bancorp of Elgin Inc.     17.50     119.98   43.75    38.04   39.77    43.75  127.09    127.09   35.03     2.29
HBFW   Home Bancorp                   24.25      61.23   19.56    31.91   20.73    19.56  137.63    137.63   18.28     0.83
HBNK   Highland Federal Bank FSB      32.00      73.60   10.96    13.56   17.68    16.67  186.05    186.05   14.26     0.00
HBS    Haywood Bancshares Inc.        20.50      25.63    7.77    13.14   13.14     7.77  118.29    122.46   16.78     2.73
HCBB   HCB Bancshares Inc.            13.50      35.71   NA       NA      NA       NA      94.60     98.32   17.82     0.00
HCFC   Home City Financial Corp.      16.63      15.04   14.33    NA      NA       14.33  109.38    109.38   21.45     1.93
HEMT   HF Bancorp Inc.                15.63      98.15   48.83    NM      52.08    55.80  117.84    141.40    9.34     0.00
HFFB   Harrodsburg First Fin Bancorp  16.88      34.17   21.09    28.60   22.50    21.09  107.62    107.62   31.36     2.37
HFFC   HF Financial Corp.             24.75      72.71   11.25    13.24   14.39    12.38  135.84    135.84   12.07     1.70
HFGI   Harrington Financial Group     12.56      40.91   31.41    18.48   22.84    44.87  162.31    162.31    7.85     0.96
HFNC   HFNC Financial Corp.           14.00     240.70   13.46    20.90   24.14    29.17  147.68    147.68   27.77     2.00
HFSA   Hardin Bancorp Inc.            17.50      15.04   19.89    18.23   19.23    20.83  111.11    111.11   12.81     2.74
HHFC   Harvest Home Financial Corp.   13.75      12.58   18.09    52.88   25.94    18.09  121.57    121.57   14.36     3.20
HIFS   Hingham Instit. for Savings    27.00      35.19   12.98    13.64   13.64    12.98  167.70    167.70   16.28     1.78
HMCI   HomeCorp Inc.                  23.25      39.70   22.36    25.27   31.42    27.68  177.89    177.89   12.15     0.00
HMLK   Hemlock Federal Financial Corp 17.13      35.56   19.46    NA      NA       19.46  113.71    113.71   21.96     1.40
HMNF   HMN Financial Inc.             26.00     109.51   17.11    18.44   21.67    23.21  129.42    129.42   19.25     0.00
HOMF   Home Federal Bancorp           38.25     130.09   13.86    15.18   16.78    15.42  216.59    223.16   18.74     1.31
HPBC   Home Port Bancorp Inc.         22.13      40.75   12.29    12.57   12.64    12.29  189.91    189.91   20.27     3.62
HRBF   Harbor Federal Bancorp Inc.    21.50      36.41   21.50    22.87   22.87    21.50  128.43    128.43   16.76     2.23
HRZB   Horizon Financial Corp.        16.63     123.59   14.84    14.98   15.25    16.63  148.84    148.84   23.27     2.65
HTHR   Hawthorne Financial Corp.      18.00      55.59    9.57    13.64   14.40     9.57  128.48    128.48    6.24     0.00
HWEN   Home Financial Bancorp         16.50       7.66   21.71    22.00   25.38    29.46  105.70    105.70   18.55     1.21
HZFS   Horizon Financial Svcs Corp.   11.75      10.00   10.13    15.06   18.65    13.99  114.41    114.41   11.39     1.53
IBSF   IBS Financial Corp.            15.50     169.71   32.29    28.70   28.70    32.29  132.59    132.59   23.10     2.58
IFSB   Independence Federal Svgs Bank 14.25      18.26    6.99    21.59   25.91   118.75  102.59    116.04    7.06     1.54
INBI   Industrial Bancorp Inc.        17.25      89.23   17.25    17.08   17.97    17.25  146.68    146.68   25.20     3.25
INCB   Indiana Community Bank SB      20.50      18.90   73.21   107.89   39.42    73.21  165.72    165.72   20.17     1.76
IPSW   Ipswich Savings Bank           12.00      28.59   13.04    14.29   17.65    16.67  251.05    251.05   14.09     1.00
ISBF   ISB Financial Corp.            23.75     163.89   21.99    28.96   21.21    21.21  134.87    158.54   17.30     2.11
ITLA   ITLA Capital Corp.             19.63     154.00   12.27    13.17   13.17    12.27  159.29     NA      17.08     0.00
IWBK   InterWest Bancorp Inc.         37.50     301.88   14.65    15.12   17.20    19.13  232.49    236.74   14.75     1.71
JOAC   Joachim Bancorp Inc.           15.00      10.84   34.09    68.18   40.54    34.09  110.13    110.13   31.02     3.33
JSB    JSB Financial Inc.             47.38     468.93   14.44    16.62   18.65    18.51  131.93    131.93   30.63     2.96
JSBA   Jefferson Savings Bancorp      41.00     205.26   18.30    43.62   19.16    18.64  171.12    220.55   15.88     0.98
JXSB   Jacksonville Savings Bk (MHC)  26.75      34.03   37.15    78.68   41.80    47.77  199.33    199.33   20.91     1.50
JXVL   Jacksonville Bancorp Inc.      18.75      45.82   11.43    24.35    8.22    11.43  138.38    138.38   20.64     2.67
KFBI   Klamath First Bancorp          20.50     205.38   23.30    23.30   23.30    23.30  131.07     NA      20.95     1.56
KNK    Kankakee Bancorp Inc.          30.63      43.66   15.63    15.01   15.24    15.95  112.39    119.21   12.84     1.57
KSAV   KS Bancorp Inc.                22.50      19.92   18.15    17.05   17.18    18.15  136.86    136.94   18.12     2.67
KSBK   KSB Bancorp Inc.               14.50      17.95    9.54    11.24   11.15    10.07  162.92    171.39   12.00     0.55
KYF    Kentucky First Bancorp Inc.    13.50      17.52   15.34    16.88   17.09    16.07  119.57    119.57   19.96     3.70
LARK   Landmark Bancshares Inc.       24.00      41.06   17.14    22.64   18.75    19.35  130.51    130.51   18.00     1.67
LARL   Laurel Capital Group Inc.      27.00      39.04   13.24    13.78   14.29    13.78  177.63    177.63   18.59     1.93
LFBI   Little Falls Bancorp Inc.      19.00      49.55   26.39    28.36   31.67    26.39  130.76    141.79   15.27     1.05

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
LFCO   Life Financial Corp.           16.38     107.12    6.82    NA      NA        6.82  216.60    216.60   36.42     0.00
LFED   Leeds Federal Savings Bk (MHC) 31.75     109.69   30.53    46.01   33.42    30.53  234.66    234.66   38.22     2.39
LIFB   Life Bancorp Inc.              29.44     289.89   21.03    21.33   22.82    22.30  182.05    187.26   19.50     1.63
LISB   Long Island Bancorp Inc.       44.00   1,057.01   20.00    21.15   24.86    24.44  193.49    195.30   17.82     1.36
LOGN   Logansport Financial Corp.     15.50      19.54   16.85    17.22   16.49    16.15  120.53    120.53   22.77     2.58
LONF   London Financial Corporation   14.75       7.52   21.69    28.37   19.16    21.69  101.03    101.03   19.87     1.63
LSBI   LSB Financial Corp.            26.00      23.83   14.13    15.57   17.69    15.85  128.46    128.46   11.90     1.31
LSBX   Lawrence Savings Bank          13.88      59.45    9.91    10.13   10.13     9.91  176.98    176.98   16.84     0.00
LVSB   Lakeview Financial             25.25     113.85   16.61    21.04   29.02    37.13  184.17    214.89   22.51     0.50
LXMO   Lexington B&L Financial Corp.  16.75      19.07   19.03    29.39   22.04    19.03  113.71    113.71   32.19     1.79
MAFB   MAF Bancorp Inc.               32.00     487.97   13.79    13.68   13.73    14.04  185.83    211.50   14.48     0.88
MARN   Marion Capital Holdings        27.50      48.89   19.10    17.30   17.52    19.10  123.76    123.76   27.16     3.20
MASB   MASSBANK Corp.                 43.25     153.99   15.45    16.02   17.03    17.16  153.10    155.41   16.51     2.22
MBB    MSB Bancorp Inc.               29.25      83.19   22.16    26.12   26.12    23.59  130.58    244.97   10.75     2.05
MBBC   Monterey Bay Bancorp Inc.      18.50      59.75   28.91    31.36   33.64    35.58  118.59    127.94   14.59     0.65
MBLF   MBLA Financial Corp.           25.75      32.63   16.94    19.22   18.80    16.94  115.21    115.21   14.58     1.55
MBSP   Mitchell Bancorp Inc.          17.13      15.94   28.54    27.62   27.62    28.54  111.49    111.49   46.08     2.34
MCBN   Mid-Coast Bancorp Inc.         29.00       6.76   13.43    14.95   15.76    14.50  128.04    128.04   10.99     1.79
MCBS   Mid Continent Bancshares Inc.  39.00      76.37   16.53    20.74   18.40    16.53  195.68    195.68   18.69     1.03
MDBK   Medford Savings Bank           34.13     154.97   14.97    14.28   15.37    15.51  155.40    165.82   14.01     2.11
MECH   Mechanics Savings Bank         25.00     132.33   17.36     9.33    9.33    17.36  153.09    153.09   15.93     0.00
MERI   Meritrust Federal SB           50.25      38.90   15.70    15.46   15.46    15.70  201.89    201.89   16.67     1.39
METF   Metropolitan Financial Corp.   26.50      93.43   15.77    18.03   19.20    16.56  267.68    293.47   10.79     0.00
MFBC   MFB Corp.                      23.25      38.38   20.04    20.39   20.39    20.04  114.48    114.48   15.00     1.38
MFCX   Marshalltown Financial Corp.   17.13      24.17   35.68    30.04   31.71    35.68  119.17    119.17   19.26     0.00
MFFC   Milton Federal Financial Corp. 15.06      34.72   23.54    23.91   26.90    25.11  122.36    122.36   16.54     3.98
MFLR   Mayflower Co-operative Bank    23.75      21.15   16.05    17.09   19.15    17.99  173.74    176.71   16.83     2.86
MFSL   Maryland Federal Bancorp       48.00     155.22   16.67    20.87   14.59    17.91  155.69     NA      13.21     1.75
MIFC   Mid-Iowa Financial Corp.       10.13      16.97    8.73    14.46   NA       12.05  144.64    144.85   13.52     0.79
MIVI   Mississippi View Holding Co.   17.63      13.05   18.36    18.36   18.55    19.16  108.13    108.13   19.03     0.91
MLBC   ML Bancorp Inc.                28.56     338.92   20.40    22.67   31.74    27.46  198.22    212.52   14.63     1.40
MONT   Montgomery Financial Corp.     12.63      20.87   NA       NA      NA       NA     106.90    106.90   20.46     1.74
MRKF   Market Financial Corp.         15.25      20.37   29.33    NA      NA       29.33  102.83    102.83   36.00     1.84
MSBF   MSB Financial Inc.             17.50      21.59   18.23    19.66   20.35    19.89  169.41    169.41   28.03     1.60
MSBK   Mutual Savings Bank FSB        12.38      52.95   77.34    82.50   NM      154.69  127.18    127.18    8.10     0.00
MWBI   Midwest Bancshares Inc.        52.00      17.64   11.40    15.57   17.69    15.85  170.21    170.21   11.77     1.39
MWBX   MetroWest Bank                  8.06     112.53   14.40    15.21   15.21    14.40  257.60    257.60   19.21     1.49
MWFD   Midwest Federal Financial      25.50      41.51   14.49    19.62   20.56    19.32  227.48    235.89   20.05     1.33
NASB   North American Savings Bank    53.00     118.52   10.69    13.09   13.87    13.52  208.91    216.15   16.04     1.51
NBN    Northeast Bancorp              27.50      40.75   20.22    23.11   29.26    23.71  192.71    218.08   13.40     1.16
NBSI   North Bancshares Inc.          26.88      25.68   55.99    35.83   40.11    55.99  157.72    157.72   21.17     1.79
NEIB   Northeast Indiana Bancorp      20.75      36.58   15.72    17.15   17.15    15.72  133.78    133.78   19.22     1.64
NHTB   New Hampshire Thrift Bncshrs   20.00      41.49   15.15    20.20   25.00    25.00  166.11    193.42   12.99     2.50
NMSB   NewMil Bancorp Inc.            14.00      53.69   20.59    21.88   23.33    21.88  166.27    166.27   16.92     2.29
NSLB   NS&L Bancorp Inc.              18.88      13.35   24.84    42.90   31.46    24.84  114.32    114.32   22.36     2.65
NSSB   Norwich Financial Corp.        29.63     160.93   20.02    20.72   22.61    24.69  196.84    216.87   22.96     1.89
NSSY   NSS Bancorp Inc.               37.38      90.08   19.47    16.11   54.96    21.24  173.51    179.34   13.57     1.07
NTMG   Nutmeg Federal S&LA            11.63       8.58   24.22    52.84   34.19    29.06  150.58    150.58    8.38     1.72
NWEQ   Northwest Equity Corp.         17.25      14.47   13.07    13.91   14.38    13.48  118.72    118.72   14.92     3.25
NWSB   Northwest Savings Bank (MHC)   29.69     694.00   35.34    35.34   35.77    33.74  342.82    362.93   33.03     1.08
NYB    New York Bancorp Inc.          35.31     752.83   14.24    15.69   17.31    15.76  445.31    445.31   23.20     1.70
OCFC   Ocean Financial Corp.          36.00     288.53   20.00    21.95   21.95    20.00  130.29    130.29   19.76     2.22
OCN    Ocwen Financial Corp.          49.25   1,489.94   17.59    16.69   29.49    29.32  356.37    365.90   48.54     0.00
OFCP   Ottawa Financial Corp.         27.81     148.28   23.18    22.61   23.18    23.18  196.56    243.33   17.17     1.31
OHSL   OHSL Financial Corp.           27.25      33.64   16.62    16.62   17.14    17.03  127.22    127.22   14.34     3.23
OSFS   Ohio State Financial Services  15.00       9.51   NA       NA      NA       NA      NA        NA      NA        0.00
OTFC   Oregon Trail Financial Corp.   15.75      73.94   NA       NA      NA       NA      NA        NA      NA        0.00
PALM   Palfed Inc.                    25.00     132.48   34.72    52.08   30.12    21.55  232.77    232.77   19.82     0.48

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
PBCI   Pamrapo Bancorp Inc.           24.25      68.94   13.78    14.79   14.97    13.78  143.58    144.60   18.53     4.12
PBCT   People's Bank (MHC)            33.00   2,017.15   21.71    23.08   35.48    48.53  289.22    289.47   26.09     2.30
PBHC   Oswego City Savings Bk (MHC)   29.50      56.54   28.37    27.57   30.73    32.07  245.42    292.08   29.29     0.95
PBKB   People's Bancshares Inc.       19.13      62.79   13.28    14.17   25.84    31.88  213.45    222.64    8.75     2.30
PCBC   Perry County Financial Corp.   23.50      19.46   19.58    24.48   17.41    19.58  124.93    124.93   23.99     1.70
PDB    Piedmont Bancorp Inc.          10.50      28.88   17.50    NM      40.38    18.75  138.89    138.89   22.83     3.81
PEEK   Peekskill Financial Corp.      17.50      55.88   25.74    31.25   23.65    25.74  118.97    118.97   30.61     2.06
PERM   Permanent Bancorp Inc.         25.88      54.42   21.56    21.38   21.56    22.31  127.03    128.73   12.55     1.55
PERT   Perpetual Bank (MHC)           52.50      78.99   29.83    44.49   32.61    29.83  260.68    260.68   30.83     2.67
PFDC   Peoples Bancorp                31.50      71.62   16.41    22.83   16.94    16.41  163.81    163.81   24.91     2.03
PFED   Park Bancorp Inc.              17.75      43.16   22.19    21.65   22.47    22.19  106.86    106.86   24.73     0.00
PFFB   PFF Bancorp Inc.               18.25     326.74   24.01    27.65   27.24    24.01  124.23    125.52   12.49     0.00
PFFC   Peoples Financial Corp.        14.50      21.25   25.89    NA      NA       25.89   91.89     91.89   25.00     3.45
PFNC   Progress Financial Corp.       14.50      58.15   18.13    16.86   21.32    18.13  247.86    277.78   13.31     0.83
PFSB   PennFed Financial Services Inc 29.38     141.66   13.11    13.54   13.54    13.11  130.96    154.69   10.39     0.95
PFSL   Pocahontas FS&LA (MHC)         35.88      58.56   23.60    26.38   23.15    24.24  243.06    243.06   15.46     2.51
PHBK   Peoples Heritage Finl Group    40.13   1,102.42   14.75    15.74   15.74    14.75  244.37    286.20   18.20     2.09
PHFC   Pittsburgh Home Financial Corp 19.63      38.65   16.35    18.87   21.10    19.63  134.14    135.53   14.14     1.22
PHSB   Peoples Home Savings Bk (MHC)  17.88      49.34   NA       NA      NA       NA     174.90    174.90   23.90     0.00
PKPS   Poughkeepsie Financial Corp.    9.94     125.17   31.06    28.39   28.39    31.06  168.16    168.16   14.16     2.01
PLSK   Pulaski Savings Bank (MHC)     20.50      42.44   32.03    NA      NA       32.03  197.88    197.88   23.71     1.46
PMFI   Perpetual Midwest Financial    25.75      48.23   22.20    31.40   39.02    25.75  141.17    141.17   12.01     1.17
PRBC   Prestige Bancorp Inc.          18.28      16.72   19.04    20.09   20.09    19.04  108.30    108.30   12.13     0.66
PROV   Provident Financial Holdings   19.75      95.52   15.43    20.57   42.93    29.04  111.83    111.83   14.91     0.00
PSBK   Progressive Bank Inc.          32.63     124.89   14.31    14.83   15.10    14.56  161.67    179.46   14.12     2.08
PSFC   Peoples-Sidney Financial Corp. 17.25      30.80   21.56    NA      NA       21.56  109.73    109.73   29.95     1.62
PSFI   PS Financial Inc.              16.50      34.22   21.71    NA      NA       21.71  111.79    111.79   41.72     2.91
PTRS   Potters Financial Corp.        32.75      15.80   14.62    14.00   14.30    16.71  146.07    146.07   12.87     1.22
PULB   Pulaski Bank, Svgs Bank (MHC)  30.50      63.87   29.33    52.59   39.10    34.66  271.59    271.59   35.44     3.61
PULS   Pulse Bancorp                  25.00      77.01   13.89    13.89   13.89    13.89  178.19    178.19   14.64     2.80
PVFC   PVF Capital Corp.              20.25      52.46   11.01    11.25   11.77    11.51  190.50    190.50   13.69     0.00
PVSA   Parkvale Financial Corporation 28.00     142.97   13.73    14.00   14.00    13.73  184.21    185.43   14.22     1.86
PWBC   PennFirst Bancorp Inc.         18.25      96.92   16.90    17.55   17.55    17.55  140.82     NA      11.78     1.97
PWBK   Pennwood Bancorp Inc.          19.00      10.82   19.79    22.09   20.43    19.79  123.86    123.86   22.72     1.68
QCBC   Quaker City Bancorp Inc.       20.38      95.21   15.44    16.98   17.56    15.44  132.91    132.91   11.24     0.00
QCFB   QCF Bancorp Inc.               28.25      39.09   13.58    14.41   14.41    13.58  150.03    150.03   24.67     0.00
QCSB   Queens County Bancorp Inc.     34.75     525.02   22.86    24.47   24.82    22.86  262.07    262.07   34.07     2.30
RARB   Raritan Bancorp Inc.           27.25      64.64   17.93    17.69   17.93    17.93  215.59    218.88   15.87     1.76
REDF   RedFed Bancorp Inc.            19.38     139.08   12.75    15.38   15.50    12.75  172.84     NA      14.38     0.00
RELI   Reliance Bancshares Inc.        8.63      21.32   30.80    33.17   34.50    30.80   93.95     93.95   45.37     0.00
RELY   Reliance Bancorp Inc.          33.00     287.51   15.57    17.28   18.33    19.19  171.07    232.89   14.13     1.94
RIVR   River Valley Bancorp           17.50      20.83   14.58    NA      NA       15.09  119.70    121.53   14.83     0.91
ROSE   TR Financial Corp.             32.28     567.89   15.82    17.26   19.21    18.34  231.57    231.57   15.38     1.98
RSLN   Roslyn Bancorp Inc.            20.94     913.79   18.69    NA      NA       20.13  149.13    149.88   26.30     1.15
RVSB   Riverview Bancorp Inc.         13.63      83.49   NM       NM      NA       NA     142.52    147.94   29.58     0.00
SBFL   SB of the Finger Lakes (MHC)   29.25      52.21   66.48    66.48  100.86    81.25  245.39    245.39   22.90     1.37
SBOS   Boston Bancorp (The)           NA         NA      NA       NA      NA       NA      NA        NA      NA       NA
SCBS   Southern Community Bancshares  18.00      20.47   21.43    NA      NA       21.43  136.47    136.47   29.09     1.67
SCCB   S. Carolina Community Bancshrs 22.75      15.92   25.85    36.69   28.44    25.85  133.04    133.04   34.16     2.64
SFED   SFS Bancorp Inc.               22.13      27.24   22.13    22.35   22.35    22.13  125.43    125.43   15.64     1.27
SFFC   StateFed Financial Corp.       27.00      21.03   23.28    19.15   19.15    23.28  136.99    136.99   24.02     1.48
SFIN   Statewide Financial Corp.      21.25      95.82   16.10    16.73   16.73    16.10  148.19    148.39   13.88     2.07
SFNB   Security First Network Bank     7.88      74.59   NM       NM      NM       NM     260.76    265.15   86.35     0.00
SFSB   SuburbFed Financial Corp.      32.88      41.51   15.22    16.12   19.69    19.57  144.63    145.14    9.60     0.97
SFSL   Security First Corp.           17.38     131.90   16.09    16.71   16.71    16.09  209.09    212.41   19.37     1.84
SGVB   SGV Bancorp Inc.               17.75      41.57   29.58    26.10   32.87    31.70  136.75    138.89   10.17     0.00
SHEN   First Shenango Bancorp Inc.    34.50      71.38   15.13    15.47   15.54    15.40  152.99    152.99   17.78     1.74
SHSB   SHS Bancorp Inc.               15.75      12.91   NA       NA      NA       NA      NA        NA      NA        0.00

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
SISB   SIS Bancorp Inc.               33.00     184.17   14.47    16.10   16.26    15.00  174.23    174.23   12.67     1.70
SKAN   Skaneateles Bancorp Inc.       28.25      26.98   15.69    15.87   16.42    16.05  155.65    160.24   10.90     1.42
SKBO   First Carnegie Deposit (MHC)   19.25      44.28   NA       NA      NA       NA     182.98    182.98   30.09     1.56
SMBC   Southern Missouri Bancorp Inc. 18.00      29.48   23.68    27.27   18.75    23.68  111.39    111.39   18.33     2.78
SMFC   Sho-Me Financial Corp.         46.50      69.71   15.50    17.35   18.24    15.50  205.48    205.48   20.21     0.00
SOBI   Sobieski Bancorp Inc.          19.00      14.81   26.39    28.79   31.15    26.39  110.08    110.08   17.57     1.68
SOPN   First Savings Bancorp Inc.     23.00      85.03   17.97    18.70   18.70    17.97  124.80    124.80   28.71     3.83
SOSA   Somerset Savings Bank           4.81      80.14   12.03    15.53   16.04    13.37  233.64    233.64   15.40     0.00
SPBC   St. Paul Bancorp Inc.          23.88     815.75   17.05    17.69   17.56    17.05  199.29    199.79   17.92     1.68
SRN    Southern Banc Co.              16.88      20.76   32.45    40.18   40.18    32.45  114.48    115.50   19.56     2.07
SSB    Scotland Bancorp Inc.          10.63      20.33   17.71    18.64   15.18    17.71   79.00     79.00   29.26     2.82
SSFC   South Street Financial Corp.   17.25      77.56   23.96    NA      NA       23.96  117.43    117.43   32.09     2.32
SSM    Stone Street Bancorp Inc.      19.25      36.54   24.06    21.63   21.63    24.06  117.95    117.95   34.87     2.34
STFR   St. Francis Capital Corp.      37.50     196.43   12.67    14.59   17.61    15.63  151.33    170.84   11.82     1.49
STSA   Sterling Financial Corp.       21.75     164.58   16.48    17.83   19.59    19.42  167.57    183.08    8.80     0.00
SVRN   Sovereign Bancorp Inc.         18.75   1,673.92  234.38    27.57   19.33    16.16  255.80    313.02   11.46     0.43
SWBI   Southwest Bancshares           25.25      67.13   16.61    17.53   18.04    17.53  157.71    157.71   17.89     3.01
SWCB   Sandwich Bancorp Inc.          40.00      76.76   16.13    16.95   17.24    16.39  189.04    196.66   15.00     3.50
SZB    SouthFirst Bancshares Inc.     18.88      16.00   31.46    NM      99.34    31.46  117.53    117.53   16.45     2.65
THR    Three Rivers Financial Corp.   20.25      16.68   17.46    19.10   20.05    18.75  128.57    129.06   17.70     1.98
THRD   TF Financial Corporation       24.06      98.38   18.23    19.72   22.49    26.16  125.26    141.88   15.73     1.66
TPNZ   Tappan Zee Financial Inc.      19.50      29.02   28.68    27.08   27.46    28.68  135.79    135.79   23.29     1.44
TRIC   Tri-County Bancorp Inc.        29.00      16.93   20.14    19.21   18.83    17.26  125.38    125.38   19.20     2.07
TSBS   Peoples Bancorp Inc. (MHC)     35.13     317.43   48.78    40.37   57.58   146.35  293.69    326.44   49.68     1.00
TSH    Teche Holding Co.              19.63      67.46   17.52    23.64   17.07    17.52  126.37    126.37   16.61     2.55
TWIN   Twin City Bancorp              13.63      17.34   14.81    18.92   22.71    17.93  125.34    125.34   16.21     2.94
UBMT   United Financial Corp.         26.00      31.81   20.97    27.96   21.49    20.97  129.35    129.35   30.12     3.85
UFRM   United Federal Savings Bank    11.50      35.35   17.97    18.25   23.00    19.17  168.62    168.62   12.37     2.09
USAB   USABancshares, Inc.             8.25       6.06   14.73    30.56   33.00    17.19  128.11    130.54   12.54     0.00
VABF   Virginia Beach Fed. Financial  16.75      83.40   19.03    22.33   27.46    24.63  192.53    192.53   13.77     1.19
VFFC   Virginia First Financial Corp. 24.50     142.43   68.06    28.16   32.67    NM     214.16    221.72   16.58     0.41
WAMU   Washington Mutual Inc.         63.75  16,394.97   NM      120.28   27.24    24.52  314.35    339.28   17.15     1.76
WAYN   Wayne Svgs Community Bank(MHC) 31.50      71.04   35.80    38.89   41.45    39.38  297.73    297.73   28.39     1.97
WBST   Webster Financial Corp.        61.25     830.20   22.19    28.76   18.62    15.95  228.29    265.15   12.19     1.31
WCBI   Westco Bancorp                 26.63      65.87   14.16    15.66   16.64    15.85  137.10    137.10   21.31     2.25
WCFB   Webster City Federal SB (MHC)  21.00      44.10   32.81    42.86   NA       32.81  199.24    199.24   46.57     3.81
WEFC   Wells Financial Corp.          17.88      35.02   15.41    16.25   16.40    15.96  120.29    120.29   17.11     2.69
WEHO   Westwood Homestead Fin. Corp.  16.00      44.52   50.00    32.00   29.09    26.67  112.68    112.68   31.16     1.75
WES    Westcorp                       17.38     456.20   12.78    13.16   NM       NM     133.65    133.96   12.14     2.30
WFI    Winton Financial Corp.         19.75      39.23   11.22    12.19   14.74    15.43  168.52    171.89   12.09     2.33
WFSG   Wilshire Financial Services    31.00     234.67   11.74    NA      NA       NM     340.29    340.29   19.62     0.00
WFSL   Washington Federal Inc.        30.13   1,431.20   13.21    13.63   13.69    13.45  199.37    217.20   25.02     3.05
WHGB   WHG Bancshares Corp.           16.13      23.58   23.71    46.07   27.80    23.71  113.88    113.88   23.52     1.98
WOFC   Western Ohio Financial Corp.   25.75      60.66  214.58    38.43   32.19    32.19  110.04    117.90   15.26     3.88
WRNB   Warren Bancorp Inc.            19.50      74.07   11.61    10.00   12.34    14.77  191.18    191.18   20.34     2.67
WSB    Washington Savings Bank, FSB    7.19      31.25   14.98    29.95   21.14    19.97  139.30    139.30   11.67     1.39
WSFS   WSFS Financial Corp.           18.50     230.18   13.60    14.57   14.68    13.60  277.78    279.88   15.39     0.00
WSTR   WesterFed Financial Corp.      23.00     128.27   17.97    18.25   19.01    17.97  120.86    149.84   12.84     2.00
WVFC   WVS Financial Corp.            31.00      54.20   14.62    14.98   15.05    14.62  159.96    159.96   19.20     3.87
WWFC   Westwood Financial Corp.       27.63      17.83   36.35    23.02   21.58    36.35  173.20    193.59   16.14     0.72
WYNE   Wayne Bancorp Inc.             21.13      42.54   21.13    19.56   19.56    21.13  128.11    128.11   15.92     0.95
YFCB   Yonkers Financial Corporation  18.50      55.88   17.13    18.14   17.96    17.13  127.32    127.32   17.86     1.30
YFED   York Financial Corp.           29.00     204.31   21.97    18.95   22.31    26.85  199.59    199.59   17.68     2.07

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
       Pennsylvania
CVAL   Chester Valley Bancorp Inc.    26.13      57.20   16.75    19.21   20.25    18.14  202.68    202.68   17.75     1.61
CMSB   Commonwealth Bancorp Inc.      18.50     300.49   18.50    18.32   23.72    25.69  142.09    182.27   13.19     1.51
FSBI   Fidelity Bancorp Inc.          24.00      37.20   14.63    22.64   14.37    15.00  151.61    151.61   10.24     1.50
FBBC   First Bell Bancorp Inc.        17.00     110.68   14.17    14.66   15.04    14.17  154.26    154.26   16.25     2.35
FKFS   First Keystone Financial       32.13      39.46   13.17    14.15   15.44    14.34  159.43    159.43   10.57     0.62
SHEN   First Shenango Bancorp Inc.    34.50      71.38   15.13    15.47   15.54    15.40  152.99    152.99   17.78     1.74
SKBO   First Carnegie Deposit (MHC)   19.25      44.28   NA       NA      NA       NA     182.98    182.98   30.09     1.56
GAF    GA Financial Inc.              19.25     153.48   16.59    20.05   20.48    17.19  130.77    132.03   19.13     2.49
GDVS   Greater Delaware Valley (MHC)  31.25     102.27   45.96    45.96   45.96    45.96  353.11    353.11   41.10     1.15
HARL   Harleysville Savings Bank      30.00      49.85   15.00    14.93   14.93    15.00  218.02    218.02   14.44     1.47
HARS   Harris Financial Inc. (MHC)    54.25     610.84   29.48    34.78   42.05    35.69  352.96    399.19   28.95     1.22
LARL   Laurel Capital Group Inc.      27.00      39.04   13.24    13.78   14.29    13.78  177.63    177.63   18.59     1.93
MLBC   ML Bancorp Inc.                28.56     338.92   20.40    22.67   31.74    27.46  198.22    212.52   14.63     1.40
NWSB   Northwest Savings Bank (MHC)   29.69     694.00   35.34    35.34   35.77    33.74  342.82    362.93   33.03     1.08
PVSA   Parkvale Financial Corporation 28.00     142.97   13.73    14.00   14.00    13.73  184.21    185.43   14.22     1.86
PWBC   PennFirst Bancorp Inc.         18.25      96.92   16.90    17.55   17.55    17.55  140.82     NA      11.78     1.97
PWBK   Pennwood Bancorp Inc.          19.00      10.82   19.79    22.09   20.43    19.79  123.86    123.86   22.72     1.68
PHSB   Peoples Home Savings Bk (MHC)  17.88      49.34   NA       NA      NA       NA     174.90    174.90   23.90     0.00
PHFC   Pittsburgh Home Financial Corp 19.63      38.65   16.35    18.87   21.10    19.63  134.14    135.53   14.14     1.22
PRBC   Prestige Bancorp Inc.          18.28      16.72   19.04    20.09   20.09    19.04  108.30    108.30   12.13     0.66
PFNC   Progress Financial Corp.       14.50      58.15   18.13    16.86   21.32    18.13  247.86    277.78   13.31     0.83
SVRN   Sovereign Bancorp Inc.         18.75   1,673.92  234.38    27.57   19.33    16.16  255.80    313.02   11.46     0.43
THRD   TF Financial Corporation       24.06      98.38   18.23    19.72   22.49    26.16  125.26    141.88   15.73     1.66
USAB   USABancshares, Inc.             8.25       6.06   14.73    30.56   33.00    17.19  128.11    130.54   12.54     0.00
WVFC   WVS Financial Corp.            31.00      54.20   14.62    14.98   15.05    14.62  159.96    159.96   19.20     3.87
YFED   York Financial Corp.           29.00     204.31   21.97    18.95   22.31    26.85  199.59    199.59   17.68     2.07

            Exhibit 6
        Industry Multiples
Pricing Data as of November 14, 1997


                                                       ------------------------------------------------------------
                                    Current    Current                Current Price in Relation to
                                                       ------------------------------------------------------------Current
                                      Stock     Market                 Price/TM   Price  Book   Tangible           Dividend
                                      Price     Value Earnings LTM EPS Core EPS   Core   Value  Book Value Assets    Yield
Ticker Short Name                    ($)       ($M)     (x)      (x)     (x)      (x)     (%)       (%)     (%)      (%)
----------------------------------------------------------------------------------------------------------------------------
       Comparable Group
ALBC   Albion Banc Corp.              29.25       7.31   36.56   108.33   30.15    40.63  122.08    122.08   10.66     1.09
ATSB   AmTrust Capital Corp.          14.50       7.63   30.21    25.89   42.65    60.42  100.28    101.26   10.95     1.38
CSBF   CSB Financial Group Inc.       12.44      11.71   51.83    73.16   46.07    51.83   95.75    101.37   23.98     0.00
FCB    Falmouth Bancorp Inc.          19.50      28.37   40.63    37.50   39.00    44.32  126.62    126.62   30.20     1.03
FFBI   First Financial Bancorp Inc.   19.00       7.89   NM       NM      21.35    22.62  107.83    107.83    9.33     0.00
GLMR   Gilmer Financial Svcs, Inc.    14.13       2.70   NM      117.71   20.77    NM      71.05     71.05    6.41     0.00
HBBI   Home Building Bancorp          21.25       6.62   19.68    18.48   18.81    19.68  104.01    104.01   15.86     1.41
HHFC   Harvest Home Financial Corp.   13.75      12.58   18.09    52.88   25.94    18.09  121.57    121.57   14.36     3.20
SOBI   Sobieski Bancorp Inc.          19.00      14.81   26.39    28.79   31.15    26.39  110.08    110.08   17.57     1.68
SZB    SouthFirst Bancshares Inc.     18.88      16.00   31.46    NM      99.34    31.46  117.53    117.53   16.45     2.65



       Comparable Average                        11.56   31.86    57.84   37.52    35.05  107.68    108.34   15.58     1.24
       Comparable Median                          9.80   30.84    45.19   30.65    31.46  108.96    108.96   15.11     1.24

       All Public Average                       224.91   21.39    23.48   22.85    22.70  163.35    169.84   18.94     1.57
       All Public Median                         59.33   17.36    18.90   19.39    19.04  148.90    151.61   16.91     1.58

       New York Average                         196.14   28.18    21.38   22.34    20.85  188.55    199.70   18.25     1.46
       New York Median                           64.77   16.83    19.08   20.34    17.84  167.43    177.63   15.99     1.51

                                  Page 9 of 9

                                    Exhibit 7
                       Standard Conversions - 1996 to Date
                              Selected Market Data
                           Market Data as of 11/14/97

                                                                                             ---------------------------------------
                                                                                  Pro-Forma            Price to Pro-Forma
                                                                                             ---------------------------------------
                                                             Gross    Conversion    Total  Pro-Forma  Pro-Forma  Pro-Forma  Adjusted
                                                IPO Price   Proceeds    Assets      Equity Book Value Tang. Book Earnings  Assets
 Ticker            Short Name          IPO Date    ($)       ($000)     ($000)      ($000)    (%)        (%)        (x)      (%)
------------------------------------------------------------------------------------------------------------------------------------
FSFF      First SecurityFed Financial     10/31/97   10.000 64,080     260,002     87,251         73.4       73.4      21.3    19.8
OTFC      Oregon Trail Financial Corp.    10/06/97   10.000 46,949     204,213     61,266         76.6       76.6      18.5    18.7
SHSB      SHS Bancorp Inc.                10/01/97   10.000  8,200      81,688     11,593         70.7       70.7      13.9     9.1
          --------------------------------------------------------------------------------------------------------------------------
Q4 `97    Average                                                                                 73.6       73.6      17.9    15.9
          Median                                                                                  73.4       73.4      18.5    18.7
          --------------------------------------------------------------------------------------------------------------------------

OSFS      Ohio State Financial Services   09/29/97   10.000  6,332      33,929      9,998         63.3       63.3      17.0    15.7
FSPT      FirstSpartan Financial Corp.    07/09/97   20.000 88,608     375,526    121,408         73.0       73.0      26.0    19.1
GOSB      GSB Financial Corp.             07/09/97   10.000 22,483      96,323     30,613         73.4       73.4      23.2    18.9
FBNW      FirstBank Corp.                 07/02/97   10.000 19,838     133,194     27,578         71.9       71.9      19.2    13.0
CFBC      Community First Banking Co.     07/01/97   20.000 48,271     352,532     66,357         72.7       72.7      36.1    12.0
          --------------------------------------------------------------------------------------------------------------------------
Q3`97     Average                                                                                 70.9       70.9      24.3    15.7
          Median                                                                                  72.7       72.7      23.2    15.7
          --------------------------------------------------------------------------------------------------------------------------

HCBB      HCB Bancshares Inc.             05/07/97   10.000 26,450     171,241     36,760         72.0       72.0      29.0    13.4
PSFC      Peoples-Sidney Financial Corp.  04/28/97   10.000 17,854      86,882     25,061         71.2       71.2      11.5    17.0
HMLK      Hemlock Federal Financial Corp  04/02/97   10.000 20,763     146,595     28,989         71.6       71.6      37.5    12.4
GSLA      GS Financial Corp.              04/01/97   10.000 34,385      86,521     53,934         63.8       63.8      38.7    28.4
          --------------------------------------------------------------------------------------------------------------------------
Q2 '97    Average                                                                                 69.7       69.6      29.2    17.8
          Median                                                                                  71.4       71.4      33.3    15.2
          --------------------------------------------------------------------------------------------------------------------------

MRKF      Market Financial Corp.          03/27/97   10.000 13,357      45,547     18,795         71.1       71.1      26.2    22.7
EFBC      Empire Federal Bancorp Inc.     01/27/97   10.000 25,921      86,810     38,067         68.1       68.1      21.5    23.0
FAB       FirstFed America Bancorp Inc.   01/15/97   10.000 87,126     723,778    120,969         72.0       72.0      13.6    10.7
RSLN      Roslyn Bancorp Inc.             01/13/97   10.000423,714   1,596,744    588,624         72.0       72.0       9.3    21.0
AFBC      Advance Financial Bancorp       01/02/97   10.000 10,845      91,852     15,256         71.1       71.1      16.8    10.6
          --------------------------------------------------------------------------------------------------------------------------
Q1 '97    Average                                                                                 70.9       70.9      17.5    17.6
          Median                                                                                  71.1       71.1      16.8    21.0
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
1997 YTD  Average                                                                                 71.1       71.1      22.3    16.8
          Median                                                                                  71.9       71.9      21.3    17.0
          --------------------------------------------------------------------------------------------------------------------------

HCFC      Home City Financial Corp.       12/30/96   10.000  9,522      55,728     13,373         71.2       71.2      13.7    14.6
CENB      Century Bancorp Inc.            12/23/96   50.000 20,367      81,304     28,246         72.1       72.1      18.9    20.0
SCBS      Southern Community Bancshares   12/23/96   10.000 11,374      64,381     15,290         74.4       74.4      14.5    15.0
BFFC      Big Foot Financial Corp.        12/20/96   10.000 25,128     194,624     34,576         72.7       72.7      33.1    11.4
RIVR      River Valley Bancorp            12/20/96   10.000 11,903      86,604     16,314         73.0       73.0      15.2    12.1
PSFI      PS Financial Inc.               11/27/96   10.000 21,821      53,520     30,338         71.9       71.9      17.2    29.0
CFNC      Carolina Fincorp Inc.           11/25/96   10.000 18,515      94,110     24,052         77.0       77.0      17.2    16.4
DCBI      Delphos Citizens Bancorp Inc.   11/21/96   10.000 20,387      88,022     28,226         72.2       72.2      14.6    18.8
FTNB      Fulton Bancorp Inc.             10/18/96   10.000 17,193      85,496     23,705         72.5       72.5      14.6    16.7
SSFC      South Street Financial Corp.    10/03/96   10.000 44,965     166,978     58,917         76.3       76.3      26.1    21.2
AFED      AFSALA Bancorp Inc.             10/01/96   10.000 14,548     133,046     20,281         71.7       71.7      13.7     9.9
          --------------------------------------------------------------------------------------------------------------------------
Q4 '96    Average                                                                                 73.2       73.2      18.1    16.8
          Median                                                                                  72.5       72.5      15.2    16.4
          --------------------------------------------------------------------------------------------------------------------------

CBES      CBES Bancorp Inc.               09/30/96   10.000 10,250      86,168     16,788         61.1       61.1      13.2    10.6
WEHO      Westwood Homestead Fin. Corp.   09/30/96   10.000 28,434      96,638     38,512         73.8       73.8      NA      22.7
HBEI      Home Bancorp of Elgin Inc.      09/27/96   10.000 70,093     304,520     96,498         72.6       72.6      24.9    18.7
PFFC      Peoples Financial Corp.         09/13/96   10.000 14,910      78,078     23,187         64.3       64.3      28.6    16.0
PFED      Park Bancorp Inc.               08/12/96   10.000 27,014     158,939     40,524         66.7       66.7      26.2    14.5
ANA       Acadiana Bancshares Inc.        07/16/96   12.000 32,775     225,248     45,564         71.9       71.9      NA      12.7
PWBK      Pennwood Bancorp Inc.           07/15/96   10.000  6,101      41,592      9,034         67.5       67.5      14.5    12.8
MBSP      Mitchell Bancorp Inc.           07/12/96   10.000  9,799      28,222     13,991         70.0       70.0      NA      25.8
OCFC      Ocean Financial Corp.           07/03/96   20.000167,762   1,036,445    235,685         71.2       71.2      13.4    13.9
HWEN      Home Financial Bancorp          07/02/96   10.000  5,059      33,462      7,436         68.0       68.0      11.4    13.1
EGLB      Eagle BancGroup Inc.            07/01/96   10.000 13,027     150,974     22,288         58.4       58.4     100.1     7.9

                                    Exhibit 7
                       Standard Conversions - 1996 to Date
                              Selected Market Data
                           Market Data as of 11/14/97

                                            ---------------------------------
                                                Percent Change from IPO
                                            ---------------------------------
                                            After    After   After   After
                                            1 Day   1 Week  1 Month 3 Months
 Ticker            Short Name                  (%)     (%)     (%)     (%)
--------------------------------------------------------------------------
FSFF      First SecurityFed Financial         50.63%  51.25%  NA       NA
OTFC      Oregon Trail Financial Corp.        67.50%  63.75%  61.25%   NA
SHSB      SHS Bancorp Inc.                    47.50%  62.50%  60.00%   NA
          ----------------------------------------------------------------
Q4 `97    Average                             55.21%  59.17%  60.63%    0.00%
          Median                              50.63%  62.50%  60.63%    0.00%
          ----------------------------------------------------------------

OSFS      Ohio State Financial Services       55.00%  53.70%  49.60%   NA
FSPT      FirstSpartan Financial Corp.        83.44%  85.00%  78.13%   91.88%
GOSB      GSB Financial Corp.                 46.25%  48.75%  43.75%   55.00%
FBNW      FirstBank Corp.                     58.13%  55.63%  77.50%   72.50%
CFBC      Community First Banking Co.         59.38%  65.00%  70.00%   87.50%
          ----------------------------------------------------------------
Q3`97     Average                             60.44%  61.62%  63.80%   76.72%
          Median                              58.13%  55.63%  70.00%   80.00%
          ----------------------------------------------------------------

HCBB      HCB Bancshares Inc.                 26.25%  27.50%  28.75%   38.75%
PSFC      Peoples-Sidney Financial Corp.      25.63%  28.75%  32.50%   55.00%
HMLK      Hemlock Federal Financial Corp      28.75%  28.75%  30.00%   40.00%
GSLA      GS Financial Corp.                  33.75%  37.50%  40.00%   51.25%
          ----------------------------------------------------------------
Q2 '97    Average                             28.60%  30.63%  32.81%   46.25%
          Median                              27.50%  28.75%  31.25%   45.63%
          ----------------------------------------------------------------

MRKF      Market Financial Corp.              29.38%  22.50%  26.25%   37.50%
EFBC      Empire Federal Bancorp Inc.         32.50%  35.00%  37.50%   31.25%
FAB       FirstFed America Bancorp Inc.       36.25%  41.25%  48.75%   38.75%
RSLN      Roslyn Bancorp Inc.                 50.00%  59.38%  60.00%   58.75%
AFBC      Advance Financial Bancorp           28.75%  29.38%  40.00%   40.00%
          ----------------------------------------------------------------
Q1 '97    Average                             35.38%  37.50%  42.50%   41.25%
          Median                              32.50%  35.00%  40.00%   38.75%
          ----------------------------------------------------------------

          ----------------------------------------------------------------
1997 YTD  Average                             44.65%  46.80%  49.00%   53.70%
          Median                              46.25%  48.75%  46.25%   51.25%
          ----------------------------------------------------------------

HCFC      Home City Financial Corp.           NA      25.00%  35.00%   35.00%
CENB      Century Bancorp Inc.                25.25%  32.00%  30.25%   36.00%
SCBS      Southern Community Bancshares       30.00%  37.50%  35.00%   40.00%
BFFC      Big Foot Financial Corp.            23.13%  25.00%  38.75%   41.25%
RIVR      River Valley Bancorp                36.88%  38.75%  50.00%   45.00%
PSFI      PS Financial Inc.                   16.41%  16.88%  25.00%   37.50%
CFNC      Carolina Fincorp Inc.               30.00%  30.00%  36.25%   47.50%
DCBI      Delphos Citizens Bancorp Inc.       21.25%  21.25%  20.63%   41.25%
FTNB      Fulton Bancorp Inc.                 25.00%  28.75%  47.50%   65.00%
SSFC      South Street Financial Corp.        NA      25.00%  23.75%   41.25%
AFED      AFSALA Bancorp Inc.                 13.75%  13.13%  15.63%   20.00%
          ----------------------------------------------------------------
Q4 '96    Average                             24.63%  26.66%  32.52%   40.89%
          Median                              25.00%  25.00%  35.00%   41.25%
          ----------------------------------------------------------------

CBES      CBES Bancorp Inc.                   26.25%  34.38%  32.50%   42.50%
WEHO      Westwood Homestead Fin. Corp.        7.50%   6.25%   5.00%   21.25%
HBEI      Home Bancorp of Elgin Inc.          18.13%  25.00%  26.25%   33.75%
PFFC      Peoples Financial Corp.              8.75%  15.00%  27.50%   30.00%
PFED      Park Bancorp Inc.                    2.50%   4.38%   5.00%   20.00%
ANA       Acadiana Bancshares Inc.             0.00%  -2.08%   3.13%   15.63%
PWBK      Pennwood Bancorp Inc.               -5.00%  -8.75%  -3.75%   11.88%
MBSP      Mitchell Bancorp Inc.               NA       6.25%  10.00%   21.25%
OCFC      Ocean Financial Corp.                6.25%   0.63%   5.00%   18.13%
HWEN      Home Financial Bancorp               2.50%  -1.25%   5.00%   20.00%
EGLB      Eagle BancGroup Inc.                12.50%  12.50%  11.25%   30.00%

                                    Exhibit 7
                       Standard Conversions - 1996 to Date
                              Selected Market Data
                           Market Data as of 11/14/97

                                                                                             ---------------------------------------
                                                                                  Pro-Forma            Price to Pro-Forma
                                                                                             ---------------------------------------
                                                             Gross    Conversion    Total  Pro-Forma  Pro-Forma  Pro-Forma  Adjusted
                                                IPO Price   Proceeds    Assets      Equity Book Value Tang. Book Earnings  Assets
 Ticker            Short Name          IPO Date    ($)       ($000)     ($000)      ($000)    (%)        (%)        (x)      (%)
------------------------------------------------------------------------------------------------------------------------------------
FLKY      First Lancaster Bancshares      07/01/96   10.000  9,588      35,361     12,840         74.7       74.7      18.5    21.3
          --------------------------------------------------------------------------------------------------------------------------
Q3 '96    Average                                                                                 68.4       68.4      27.9    15.8
          Median                                                                                  69.0       69.0      18.5    14.2
          --------------------------------------------------------------------------------------------------------------------------

PROV      Provident Financial Holdings    06/28/96   10.000 51,252     570,691     82,149         62.4       62.4      19.9     8.2
PRBC      Prestige Bancorp Inc.           06/27/96   10.000  9,630      91,841     15,172         63.5       63.5      28.8     9.5
WYNE      Wayne Bancorp Inc.              06/27/96   10.000 22,314     207,997     35,926         62.1       62.1      18.9     9.7
DIME      Dime Community Bancorp Inc.     06/26/96   10.000145,475     665,187    204,706         71.1       71.1      15.5    17.9
MECH      Mechanics Savings Bank          06/26/96   10.000 52,900     662,482     73,516         72.0       72.0      NA       7.4
CNSB      CNS Bancorp Inc.                06/12/96   10.000 16,531      85,390     23,176         71.3       71.3      24.4    16.2
LXMO      Lexington B&L Financial Corp.   06/06/96   10.000 12,650      49,981     17,802         71.1       71.1      20.8    20.2
FFBH      First Federal Bancshares of AR  05/03/96   10.000 51,538     454,479     79,239         65.0       65.0      10.5    10.2
CBK       Citizens First Financial Corp.  05/01/96   10.000 28,175     227,872     37,414         75.3       75.3      15.7    11.0
RELI      Reliance Bancshares Inc.        04/19/96    8.000 20,499      32,260     27,465         74.6       74.6      32.3    38.9
CATB      Catskill Financial Corp.        04/18/96   10.000 56,868     230,102     76,844         74.0       74.0      18.6    19.8
YFCB      Yonkers Financial Corporation   04/18/96   10.000 35,708     208,283     46,227         77.2       77.2      15.9    14.6
GSFC      Green Street Financial Corp.    04/04/96   10.000 42,981     151,028     58,793         73.1       73.1      14.6    22.2
FFDF      FFD Financial Corp.             04/03/96   10.000 14,548      58,955     20,239         71.9       71.9      25.4    19.8
AMFC      AMB Financial Corp.             04/01/96   10.000 11,241      68,851     15,421         72.9       72.9      17.9    14.0
FBER      1st Bergen Bancorp              04/01/96   10.000 31,740     223,167     41,156         77.1       77.1      21.0    12.5
LONF      London Financial Corporation    04/01/96   10.000  5,290      34,152      7,515         70.4       70.4      24.5    13.4
PHFC      Pittsburgh Home Financial Corp  04/01/96   10.000 21,821     157,570     29,090         75.0       75.0      17.0    12.2
SSB       Scotland Bancorp Inc.           04/01/96   10.000 18,400      57,718     23,853         77.1       77.1      16.9    24.2
SSM       Stone Street Bancorp Inc.       04/01/96   15.000 27,376      84,996     35,445         77.2       77.2      19.1    24.4
WHGB      WHG Bancshares Corp.            04/01/96   10.000 16,201      85,027     22,144         73.2       73.2      15.2    16.0
          --------------------------------------------------------------------------------------------------------------------------
Q2 '96    Average                                                                                 71.8       71.8      19.6    16.3
          Median                                                                                  72.9       72.9      18.8    14.6
          --------------------------------------------------------------------------------------------------------------------------

CRZY      Crazy Woman Creek Bancorp       03/29/96   10.000 10,580      37,510     14,752         71.7       71.7      15.8    22.0
PFFB      PFF Bancorp Inc.                03/29/96   10.000198,375   1,899,412    279,603         70.9       70.9      25.0     9.5
FCB       Falmouth Bancorp Inc.           03/28/96   10.000 14,548      73,735     21,169         68.7       68.7      17.6    16.5
CFTP      Community Federal Bancorp       03/26/96   10.000 46,288     162,042     63,020         73.4       73.4      13.6    22.2
GAF       GA Financial Inc.               03/26/96   10.000 89,000     476,259    122,643         72.6       72.6      13.5    15.7
BYFC      Broadway Financial Corp.        01/09/96   10.000  8,927     102,512     12,768         69.9       69.9      13.0     8.0
LFBI      Little Falls Bancorp Inc.       01/05/96   10.000 30,418     196,394     41,370         73.5       73.5      36.4    13.4
          --------------------------------------------------------------------------------------------------------------------------
Q1 '96    Average                                                                                 71.5       71.6      19.3    15.3
          Median                                                                                  71.7       71.7      15.8    15.7
          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------
1996 YTD  Average                                                                                 71.2       71.3      20.8    16.2
          Median                                                                                  72.0       72.0      17.2    15.0
          --------------------------------------------------------------------------------------------------------------------------


          --------------------------------------------------------------------------------------------------------------------------
1/1/96 to Average                                                                                 71.2       71.2      21.2    16.3
          --------------------------------------------------------------------------------------------------------------------------
          --------------------------------------------------------------------------------------------------------------------------
11/14/97  Median                                                                                  72.0       71.9      18.2    15.7
          --------------------------------------------------------------------------------------------------------------------------

                                    Exhibit 7
                       Standard Conversions - 1996 to Date
                              Selected Market Data
                           Market Data as of 11/14/97

                                             ---------------------------------
                                                 Percent Change from IPO
                                             ---------------------------------
                                             After    After   After   After
                                             1 Day   1 Week  1 Month 3 Months
 Ticker            Short Name                  (%)     (%)     (%)     (%)
---------------------------------------------------------------------------
FLKY      First Lancaster Bancshares           35.00%  33.75%  37.50%   38.75%
          -----------------------------------------------------------------
Q3 '96    Average                              10.40%  10.50%  13.70%   25.26%
          Median                                7.50%   6.25%   7.50%   21.25%
          -----------------------------------------------------------------

PROV      Provident Financial Holdings          9.70%   8.10%   1.25%   23.75%
PRBC      Prestige Bancorp Inc.                 3.75%   2.50%  -2.50%   22.50%
WYNE      Wayne Bancorp Inc.                   11.25%  13.75%  12.50%   36.25%
DIME      Dime Community Bancorp Inc.          16.87%  20.00%  18.75%   33.75%
MECH      Mechanics Savings Bank               15.00%  15.00%  12.50%   45.00%
CNSB      CNS Bancorp Inc.                     10.00%  16.25%  15.00%   30.00%
LXMO      Lexington B&L Financial Corp.        -5.00%  -2.50%   1.25%    0.63%
FFBH      First Federal Bancshares of AR       30.00%  32.50%  36.90%   36.25%
CBK       Citizens First Financial Corp.        5.00%   0.00%   1.25%   -1.25%
RELI      Reliance Bancshares Inc.              4.69%   3.13%  -0.75%    3.13%
CATB      Catskill Financial Corp.              3.75%   6.25%   3.75%    0.00%
YFCB      Yonkers Financial Corporation        -2.50%   1.25%  -0.60%   -2.50%
GSFC      Green Street Financial Corp.         28.75%  22.50%  23.10%   30.60%
FFDF      FFD Financial Corp.                   5.00%   5.00%   3.10%    1.25%
AMFC      AMB Financial Corp.                   5.00%   5.00%   5.00%    5.00%
FBER      1st Bergen Bancorp                    0.00%  -5.00%  -3.75%   -7.50%
LONF      London Financial Corporation          8.12%   6.25%   1.25%    3.10%
PHFC      Pittsburgh Home Financial Corp       10.00%  10.00%   6.25%    1.90%
SSB       Scotland Bancorp Inc.                22.50%  25.00%  17.50%   23.75%
SSM       Stone Street Bancorp Inc.            16.67%  20.00%  18.33%   12.50%
WHGB      WHG Bancshares Corp.                 11.25%  10.60%  12.50%   10.00%
          -----------------------------------------------------------------
Q2 '96    Average                               9.99%  10.27%   8.69%   14.67%
          Median                                9.70%   8.10%   5.00%   10.00%
          -----------------------------------------------------------------

CRZY      Crazy Woman Creek Bancorp            NA       7.50%   5.00%    1.25%
PFFB      PFF Bancorp Inc.                     13.75%  16.25%  16.25%   11.25%
FCB       Falmouth Bancorp Inc.                 7.50%  12.50%   7.50%    3.75%
CFTP      Community Federal Bancorp            26.25%  28.75%  26.25%   33.75%
GAF       GA Financial Inc.                    13.75%  15.00%  10.00%   10.00%
BYFC      Broadway Financial Corp.              3.75%   2.50%   2.50%    3.75%
LFBI      Little Falls Bancorp Inc.            13.13%  13.75%  10.00%    8.10%
          -----------------------------------------------------------------
Q1 '96    Average                              13.02%  13.75%  11.07%   10.26%
          Median                               13.44%  13.75%  10.00%    8.10%
          -----------------------------------------------------------------

          -----------------------------------------------------------------
1996 YTD  Average                              13.28%  14.34%  15.34%   22.21%
          Median                               11.25%  13.75%  12.50%   21.25%
          -----------------------------------------------------------------


          -----------------------------------------------------------------
1/1/96 to Average                              21.61%  22.45%  23.38%   28.61%
          -----------------------------------------------------------------
          -----------------------------------------------------------------
11/14/97  Median                               16.77%  20.00%  18.75%   30.30%
          -----------------------------------------------------------------

                                          Exhibit 7
                             Standard Conversions - 1996 to Date
                                    Selected Market Data
                                 Market Data as of 11/14/97
                                                 ---------------------------------------------------------------------------
                                                                           Current Price to
                                                 ---------------------------------------------------------------------------
                                            Current
                                            Stock
                                            Price    Book Value Tang. Book  LTM Earnings Earnings    Core EPS    LTM EPS  Assets
 Ticker            Short Name               11/14/97    (%)        (%)         (X)        (X)        (X)         (X)      (%)
----------------------------------------------------------------------------------------------------------------------------
FSFF      First SecurityFed Financial         15,250    NA          NA           NA      NA          NA          NA      NA
OTFC      Oregon Trail Financial Corp.        15,750    NA          NA           NA      NA          NA          NA      NA
SHSB      SHS Bancorp Inc.                    15.750    NA          NA           NA      NA          NA          NA      NA
          ------------------------------------------------------------------------------------------------------------------
Q4 `97    Average                             15.583     -           -            -       -           -           -       -
          Median                              15.750     -           -            -       -           -           -       -
          ------------------------------------------------------------------------------------------------------------------

OSFS      Ohio State Financial Services       15.000    NA          NA           NA      NA          NA          NA      NA
FSPT      FirstSpartan Financial Corp.        37.500  128.560  128.560           NA      NA          NA          NA    34.440
GOSB      GSB Financial Corp.                 15.125    NA          NA           NA      NA          NA          NA      NA
FBNW      FirstBank Corp.                     16.875    NA          NA           NA      NA          NA          NA      NA
CFBC      Community First Banking Co.         38.125  131.010       NA           NA      NA          NA          NA    23.320
          ------------------------------------------------------------------------------------------------------------------
Q3`97     Average                             24.5     129.8       128.6          -       -           -           -      28.9
          Median                              16.9     129.8       128.6          -       -           -           -      28.9
          ------------------------------------------------------------------------------------------------------------------

HCBB      HCB Bancshares Inc.                 13.500    94.6        98.3         NA      NA          NA          NA      17.8
PSFC      Peoples-Sidney Financial Corp.      38.500   109.7       109.7         NA      21.6        21.6        NA      30.0
HMLK      Hemlock Federal Financial Corp      17.500   113.7       113.7         NA      19.5        19.5        NA      22.0
GSLA      GS Financial Corp.                  17.250   104.9       104.9         NA      25.4        25.4        NA      45.3
          ------------------------------------------------------------------------------------------------------------------
Q2 '97    Average                             16.3     105.7       106.7          -      22.1        22.1         -      28.7
          Median                              17.2     107.3       107.3          -      21.6        21.6         -      26.0
          ------------------------------------------------------------------------------------------------------------------

MRKF      Market Financial Corp.              15.250   102.8       102.8         NA      29.3        29.3        NA      36.0
EFBC      Empire Federal Bancorp Inc.                                           1NA.025  23.7        23.7        NA      38.5
FAB       FirstFed America Bancorp Inc.       20.000   128.0       128.0         NA      22.7        26.3        NA      16.8
RSLN      Roslyn Bancorp Inc.                 20.938   149.1       149.9         NA      18.7        20.1        NA      26.3
AFBC      Advance Financial Bancorp           17.750   119.4       119.4         NA      17.1        17.1        NA      18.4
          ------------------------------------------------------------------------------------------------------------------
Q1 '97    Average                             18.0     120.5       120.6          -      22.3        23.3         -      27.2
          Median                              17.8     119.4       119.4          -      22.7        23.7         -      26.3
          ------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------
1997 YTD  Average                             19.1     116.8       115.8          -      22.2        22.9         -      28.1
          Median                              16.9     113.7       111.7          -      22.1        22.6         -      26.3
          ------------------------------------------------------------------------------------------------------------------

HCFC      Home City Financial Corp.           16.625   109.4       109.4         NA      14.3        14.3        NA      21.5
CENB      Century Bancorp Inc.                84.000   111.9       111.9         NA      20.0        20.0        NA      33.9
SCBS      Southern Community Bancshares       18.000   136.5       136.5         NA      21.4        21.4        NA      29.1
BFFC      Big Foot Financial Corp.            18.750   125.3       125.3         NA      46.9        46.9        NA      21.9
RIVR      River Valley Bancorp                17.500   119.7       121.5         NA      14.6        15.1        NA      14.8
PSFI      PS Financial Inc.                   16.500   111.8       111.8         NA      21.7        21.7        NA      41.7
CFNC      Carolina Fincorp Inc.               17.375   124.8       124.8         NA      21.7        21.7        NA      28.2
DCBI      Delphos Citizens Bancorp Inc.       17.750   121.2       121.2         NA      18.5        18.5        NA      32.3
FTNB      Fulton Bancorp Inc.                 19.750   134.5       134.5         NA      21.5        29.0        NA      33.8
SSFC      South Street Financial Corp.        17.250   117.4       117.4         NA      24.0        24.0        NA      32.1
AFED      AFSALA Bancorp Inc.                 18.500   116.2       116.2         NA      20.1        20.1        NA      16.9
          ------------------------------------------------------------------------------------------------------------------
Q4 '96    Average                             23.8     120.8       120.9          -      22.2        23.0         -      27.8
          Median                              17.8     119.7       121.2          -      21.4        21.4         -      29.1
          ------------------------------------------------------------------------------------------------------------------

CBES      CBES Bancorp Inc.                   19.875   112.9       112.9         15.5    15.5        17.8        17.1    19.1
WEHO      Westwood Homestead Fin. Corp.       16.000   112.7       112.7         32.0    50.0        26.7        29.1    31.2
HBEI      Home Bancorp of Elgin Inc.          17.500   127.1       127.1         38.0    43.8        43.8        39.8    35.0
PFFC      Peoples Financial Corp.             14.500    91.9        91.9         NA      25.9        25.9        NA      25.0
PFED      Park Bancorp Inc.                   17.750   106.9       106.9         21.7    22.2        22.2        22.5    24.7
ANA       Acadiana Bancshares Inc.            22.625   133.2       133.2         NA      21.8        21.8        NA      23.1
PWBK      Pennwood Bancorp Inc.               19.000   123.9       123.9         22.1    19.8        19.8        20.4    22.7
MBSP      Mitchell Bancorp Inc.               17.125   111.5       111.5         27.6    28.5        28.5        27.6    46.1
OCFC      Ocean Financial Corp.               36.000   130.3       130.3         22.0    20.0        20.0        22.0    19.8
HWEN      Home Financial Bancorp              16.500   105.7       105.7         22.0    21.7        29.5        25.4    18.6
EGLB      Eagle BancGroup Inc.                19.500   114.5       114.5         43.3    54.2        81.3        57.4    13.6

                                          Exhibit 7
                             Standard Conversions - 1996 to Date
                                    Selected Market Data
                                 Market Data as of 11/14/97
                                                 ---------------------------------------------------------------------------------
                                                                           Current Price to
                                                 ---------------------------------------------------------------------------------
                                            Current
                                            Stock
                                            Price    Book Value Tang. Book  LTM Earnings Earnings    Core EPS    LTM EPS  Assets
 Ticker            Short Name               11/14/97    (%)        (%)         (X)        (X)        (X)         (X)      (%)
----------------------------------------------------------------------------------------------------------------------------------
FLKY      First Lancaster Bancshares          15.969   109.2       109.2         29.0    33.3        33.3        29.0    32.2
          ------------------------------------------------------------------------------------------------------------------------
Q3 '96    Average                             19.4     115.0       115.0          -      29.7        30.9         -      25.9
          Median                              17.6     112.8       112.8          -      24.0        26.3         -      23.9
          ------------------------------------------------------------------------------------------------------------------------

PROV      Provident Financial Holdings        19.750   111.8       111.8         20.6    15.4        29.0        42.9    14.9
PRBC      Prestige Bancorp Inc.               18.281   108.3       108.3         20.1    19.0        19.0        20.1    12.1
WYNE      Wayne Bancorp Inc.                  21,125   128.1       128.1         19.6    21.1        21.1        19.6    15.9
DIME      Dime Community Bancorp Inc.         22.375   151.1       175.4         20.9    24.3        24.3        22.2    20.4
MECH      Mechanics Savings Bank              25,000   153.1       153.1          9.3    17.4        17.4         9.3    15.9
CNSB      CNS Bancorp Inc.                    17.875   124.7       124.7         35.1    34.4        34.4        34.4    30.3
LXMO      Lexington B&L Financial Corp.       16.750   113.7       113.7         29.4    19.0        19.0        22.0    32.2
FFBH      First Federal Bancshares of AR      21.250   127.7       127.7         17.6    18.3        18.3        18.5    19.0
CBK       Citizens First Financial Corp.      18.125   111.2       111.2         31.3    34.9        37.8        34.9    16.9
RELI      Reliance Bancshares Inc.             8.625    94.0        94.0         33.2    30.8        30.8        34.5    45.4
CATB      Catskill Financial Corp.            17.375   112.8       112.8         21.2    19.7        19.7        21.7    27.9
YFCB      Yonkers Financial Corporation       18.500   127.3       127.3         18.1    17.1        17.1        18.0    17.9
GSFC      Green Street Financial Corp.        17.625   120.4       120.4         26.3    25.9        25.9        26.3    42.6
FFDF      FFD Financial Corp.                 18.000   121.1       121.1         14.4    26.5        26.5        29.0    29.5
AMFC      AMB Financial Corp.                 16.375   109.5       109.5         16.4    12.8        22.7        23.4    15.3
FBER      1st Bergen Bancorp                  18.875   139.1       139.1         25.9    26.2        26.2        25.9    19.0
LONF      London Financial Corporation        14.750   101.0       101.0         28.4    21.7        21.7        19.2    19.9
PHFC      Pittsburgh Home Financial Corp      19.625   134.1       135.5         18.9    16.4        19.6        21.1    14.1
SSB       Scotland Bancorp Inc.               10.625    79.0        79.0         18.6    17.7        17.7        15.2    29.3
SSM       Stone Street Bancorp Inc.           19.250   118.0       118.0         21.6    24.1        24.1        21.6    34.9
WHGB      WHG Bancshares Corp.                16.125   113.9       113.9         46.1    23.7        23.7        27.8    23.5
          ------------------------------------------------------------------------------------------------------------------------
Q2 '96    Average                             17.9     119.0       120.3         23.5    22.2        23.6        24.2    23.7
          Median                              18.1     118.0       118.0         20.9    21.1        22.7        22.0    19.9
          ------------------------------------------------------------------------------------------------------------------------

CRZY      Crazy Woman Creek Bancorp           15.250   103.9       103.9         26.8    20.1        19.1        21.8    26.8
PFFB      PFF Bancorp Inc.                    18.250   124.2       125.5         27.7    24.0        24.0        27.2    12.5
FCB       Falmouth Bancorp Inc.               19.500   126.6       126.6         37.5    40.6        44.3        39.0    30.2
CFTP      Community Federal Bancorp           16.750   125.0       125.0         23.9    29.9        32.2        23.9    35.9
GAF       GA Financial Inc.                   19.250   130.8       132.0         20.1    16.6        17.2        20.5    19.1
BYFC      Broadway Financial Corp.            13.000    88.7        88.7         NM      20.3        20.3        31.7     8.9
LFBI      Little Falls Bancorp Inc.           19.000   130.8       141.8         28.4    26.4        26.4        31.7    15.3
          ------------------------------------------------------------------------------------------------------------------------
Q1 '96    Average                             17.3     118.6       120.5         27.4    25.4        26.2        28.0    21.2
          Median                              18.3     125.0       125.5         27.2    24.0        24.0        27.2    19.1
          ------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------------
1996 YTD  Average                             19.4     118.4       119.2         25.1    24.4        25.5        26.1    24.8
          Median                              18.0     118.0       118.0         22.1    21.7        22.2        23.7    23.1
          ------------------------------------------------------------------------------------------------------------------------


          ------------------------------------------------------------------------------------------------------------------------
1/1/96 to Average                             19.4     118.1       118.6         25.1    24.1        25.2        26.1    25.3
          ------------------------------------------------------------------------------------------------------------------------
11/14/97  Median                              17.7     117.7       117.4         22.1    21.7        22.2        23.7    23.4
          ------------------------------------------------------------------------------------------------------------------------

                                     Page 4

Exhibit 8                                              Appraisal - No Foundation

                          Stanton Federal Savings Bank
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                               September 30, 1997
                                Includes SOP 93-6

                                                   -----------------------------------------------------------------------
                                                                Minimum          Midpoint         Maximum     Supermaximum
                                                   -----------------------------------------------------------------------
Price-Earnings Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                   57.84
                                           Median                                  45.19
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                   21.38
                                                   -----------------------------------------------------------------------
                                           Median                                  19.08
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                   23.48
                                                   -----------------------------------------------------------------------
                                           Median                                  18.90
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   22.30
                                                   -----------------------------------------------------------------------
                                           Median                                  21.30
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                (27.03)           (38.46)           (50.00)        (66.67)
--------------------------------------------------------------------------------------------------------------------------

Price-Book Ratio
----------------
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                  107.68%
                                                   -----------------------------------------------------------------------
                                           Median                                 108.96%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                  188.55%
                                                   -----------------------------------------------------------------------
                                           Median                                 167.43%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                  163.35%
                                                   -----------------------------------------------------------------------
                                           Median                                 148.90%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   71.10%
                                                   -----------------------------------------------------------------------
                                           Median                                  71.90%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 64.27%            68.73%            72.52%        76.10%
--------------------------------------------------------------------------------------------------------------------------

Price-Tangible Book Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                  108.34%
                                                   -----------------------------------------------------------------------
                                           Median                                 108.96%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                  199.70%
                                                   -----------------------------------------------------------------------
                                           Median                                 177.63%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                  169.84%
                                                   -----------------------------------------------------------------------
                                           Median                                 151.61%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   71.10%
                                                   -----------------------------------------------------------------------
                                           Median                                  71.90%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 64.27%            68.73%            72.52%        76.10%
--------------------------------------------------------------------------------------------------------------------------

Price-Assets Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                   15.58%
                                                   -----------------------------------------------------------------------
                                           Median                                  15.11%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                    8.25%
                                                   -----------------------------------------------------------------------
                                           Median                                  15.99%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                   18.94%
                                                   -----------------------------------------------------------------------
                                           Median                                  16.91%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   16.80%
                                                   -----------------------------------------------------------------------
                                           Median                                  17.00%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 11.24%            12.99%            14.69%        16.57%
--------------------------------------------------------------------------------------------------------------------------

Exhibit 8                                              Appraisal - No Foundation


Valuation Parameters
--------------------
Prior Twelve Mos. Earning Base               Y
Period Ended September 30, 1997                                              $   (240)(1)

Pre-Conversion Book Value                    B
As of September 30, 1997                                                     $  3,480

Pre-Conversion Assets                        A
As of September 30, 1997                                                     $ 37,810

Return on Money                              R                                   3.48%(2)

Conversion Expenses                                                          $    320
                                             X                                   5.82%(3)

Proceeds Not Invested                                                        $    660 (4)

Estimated ESOP Borrowings                                                    $    440
ESOP Purchases                               E                                   8.00%(5)
Cost of ESOP Borrowings                                                      $     44 (5)
Cost of ESOP Borrowings                      S                                   0.00%(5)
Amort of ESOP Borrowings                     T                                     10 Years

Amort of MRP Amount                          N                                      5 Years
Estimated MRP Amount                                                         $    220 (6)
MRP Purchases                                M                                   4.00%
MRP Expense                                                                  $     44

Foundation Amount                                                            $      - (7)
Foundation Amount                            F                                   0.0.00%
Foundation Opportunity Cost                                                  $      0
Tax Benefit                                  Z                               $     $0 (8)

Tax Rate                                    TAX                                 37.00%

Percentage Sold                             PCT                                100.00%

Amount to be issued to Public                                                $  5,500 (9)

Earnings Multiple (1 if stub period, 0 if full twelve months)                      12                 0

(1)  Net income for the twelve months ended September 30, 1997.
(2) Net Return assumes a reinvestment rate of 5.52 percent (the 1 year Treasury at September 30, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.

(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 8                                              Appraisal - No Foundation


                                                  Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                             =      $5,500,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                           =      $5,500,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                     =      $5,500,000
            1-P/A*PCT*(1-X-E-M-F)


                                                                               Pre Foundation
                                                   -----------------------------------------------------------------------
                                                                              Appraised Value
                                                   -----------------------------------------------------------------------
Conclusion                                                 Minimum          Midpoint           Maximum       SuperMaximum*
                                                   -----------------------------------------------------------------------
 Total Shares                                               467,500           550,000           632,500           727,375
 Price per Share                                                $10               $10               $10               $10
 Full Conversion Value                                   $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Shares                                                  0                 0                 0                 0
 Exchange Percent                                              0.00%             0.00%             0.00%             0.00%
 Conversion Shares                                          467,500           550,000           632,500           727,375
 Conversion Percent                                          100.00%           100.00%           100.00%           100.00%
 Gross Proceeds                                          $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Value                                                  $0                $0                $0                $0
 Exchange Ratio                                               0.000             0.000             0.000             0.000
                                                   -----------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 8                                              Appraisal - No Foundation


                     Proforma Effect of Conversion Proceeds
                            As of September 30, 1997
                             (Dollars in Thousands)

------------------------------------------         -----------------------------------------------------------------------
Conversion Proceeds                                          Minimum          Midpoint           Maximum          SuperMax
------------------------------------------         -----------------------------------------------------------------------
Total Shares Offered                                            468               550               633               727
Conversion Shares Offered                                       468               550               633               727
Price Per Share                                                 $10               $10               $10               $10
                                                   -----------------------------------------------------------------------
Gross Proceeds                                               $4,675            $5,500            $6,325            $7,274
Plus: Value issued to Foundation            (9)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Pro Forma Market Capitalization                              $4,675            $5,500            $6,325            $7,274
                                                   =======================================================================
Gross Proceeds                                               $4,675            $5,500            $6,325            $7,274
Less:  Est. Conversion Expenses                                $320              $320              $320              $320
                                                   =======================================================================
Net Proceeds                                                 $4,355            $5,180            $6,005            $6,954
                                                   =======================================================================
------------------------------------------
Estimated Income from Proceeds
------------------------------------------
Net Conversion Proceeds                                      $4,355            $5,180            $6,005            $6,954
Less:  ESOP Adjustment                      (3)                $374              $440              $506              $582
Less:  MRP Adjustment                       (3)                $187              $220              $253              $291
                                                   -----------------------------------------------------------------------
Net Proceeds Reinvested                                      $3,794            $4,520            $5,246            $6,081
Estimated Incremental Rate of Return                           3.48%             3.48%             3.48%             3.48%
                                                   -----------------------------------------------------------------------
Estimated Incremental Return                                   $132              $157              $183              $212
Less:  Cost of ESOP                         (4)                  $0                $0                $0                $0
Less:  Amortization of ESOP                 (7)                 $24               $28               $32               $37
Less:  MRP Adjustment                       (7)                 $24               $28               $32               $37
                                                   -----------------------------------------------------------------------
Pro-forma Net Income                                            $84              $101              $119              $138
Earnings Before Conversion                                    ($240)            ($240)            ($240)            ($240)
                                                   -----------------------------------------------------------------------
Earnings Excluding Adjustment                                 ($156)            ($139)            ($121)            ($102)
Earnings Adjustment                         (6)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Earnings After Conversion                                     ($156)            ($139)            ($121)            ($102)
------------------------------------------
Pro-forma Net Worth
------------------------------------------
Net Worth at September 30, 1997                             $ 3,480           $ 3,480           $ 3,480           $ 3,480
Net Conversion Proceeds                                       4,355             5,180             6,005             6,954
Plus: MHC Adjustment                        (7)                   0                 0                 0                 0
Plus:  After tax Foundation Contribution                          -                 -                 -                 -
Less:  ESOP Adjustment                      (1)               ($374)            ($440)            ($506)            ($582)
Less:  MRP Adjustment                       (2)               ($187)            ($220)            ($253)            ($291)
                                                   -----------------------------------------------------------------------
Pro-forma Net Worth                                          $7,274            $8,000            $8,726            $9,561
------------------------------------------
Pro-forma Tangible Net Worth
------------------------------------------
Pro-forma Net Worth                                          $7,274            $8,000            $8,726            $9,561
Less:  Intangible                           (5)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Pro-forma Tangible Net Worth                                 $7,274            $8,000            $8,726            $9,561
------------------------------------------
Pro-forma Assets
------------------------------------------
Total Assets at September 30, 1997                         $ 37,810          $ 37,810          $ 37,810          $ 37,810
Net Conversion Proceeds                                      $4,355            $5,180            $6,005            $6,954
Plus: MHC Adjustment                        (7)                   0                 0                 0                 0
Plus:  Tax Benefit of Foundation                                  -                 -                 -                 -
Less:  ESOP Adjustment                      (1)                (374)             (440)             (506)             (582)
Less:  MRP Adjustment                       (2)                (187)             (220)             (253)             (291)
                                                   -----------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment                        41,604            42,330            43,056            43,891
Plus:  Adjustment                           (6)                   0                 0                 0                 0
                                                   -----------------------------------------------------------------------
Pro-forma Total Assets                                      $41,604           $42,330           $43,056           $43,891
                                                   -----------------------------------------------------------------------

Exhibit 8                                              Appraisal - No Foundation

                     Proforma Effect of Conversion Proceeds
                            As of September 30, 1997
                             (Dollars in Thousands)

                                                   --------------------------------------------------------------------------
                                                               Minimum          Midpoint           Maximum          SuperMax
                                                   --------------------------------------------------------------------------
------------------------------------------
Stockholder's Equity Per Share
------------------------------------------
Net Worth at September 30, 1997                                  $7.44             $6.33             $5.50             $4.78
Estimated Net Proceeds                                           $9.32             $9.42             $9.49             $9.56
Plus: MHC Adjustment                                             $0.00             $0.00             $0.00             $0.00
Plus:  Foundation Contribution                                   $0.00             $0.00             $0.00             $0.00
Less:  ESOP Stock                                               ($0.80)           ($0.80)           ($0.80)           ($0.80)
Less:  MRP Stock                                                ($0.40)           ($0.40)           ($0.40)           ($0.40)
                                                                ------            ------            ------            ------
Pro-forma Net Worth Per Share                                   $15.56            $14.55            $13.79            $13.14
Less:  Intangible                                                $0.00             $0.00             $0.00             $0.00
                                                                 -----             -----             -----             -----
Pro-forma Tangible Net Worth Per Share                          $15.56            $14.55            $13.79            $13.14
------------------------------------------
Net Earnings Per Share
------------------------------------------
Historical Earnings Per Share               (8)                 ($0.55)           ($0.47)           ($0.41)           ($0.36)
Incremental return Per Share                (8)                  $0.30             $0.31             $0.31             $0.31
ESOP Adjustment Per Share                   (8)                 ($0.06)           ($0.05)           ($0.05)           ($0.05)
MRP Adjustment Per Share                    (8)                 ($0.06)           ($0.05)           ($0.05)           ($0.05)
Normalizing Adjustment Per Share                                 $0.00             $0.00             $0.00             $0.00
                                                                 -----             -----             -----             -----
Proforma Earnings Per Share                 (8)                 ($0.37)           ($0.26)           ($0.20)           ($0.15)
------------------------------------------
Shares Utilized
------------------------------------------
Shares Utilized                                                 435               510               587               675
------------------------------------------
Pro-forma Ratios
------------------------------------------
Price/EPS without Adjustment                                    -27.03            -38.46            -50.00            -66.67
Price/EPS with Adjustment                                       -27.03            -38.46            -50.00            -66.67
Price/Book Value per Share                                       64.27%            68.73%            72.52%            76.10%
Price/Tangible Book Value                                        64.27%            68.73%            72.52%            76.10%
Market Value/Assets                                              11.24%            12.99%            14.69%            16.57%
                                                   -----------------------------------------------------------------------


(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4)  The ESOP loan is from the Holding Company and therefore,there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 8                                              Appraisal - No Foundation

Total Shares Offered                                            468               550               633               727
Price Per Share                                                 $10               $10               $10               $10
                                                   -----------------------------------------------------------------------
Gross Proceeds                                                4,675             5,500             6,325             7,274
Estimated Insider Purchases                                    -575              -575              -575              -575
ESOP Purchases                                                 -374              -440              -506              -582
                                                   -----------------------------------------------------------------------
Proceeds to Base Fee On                                       3,726             4,485             5,244             6,117
Underwriters Percentage                                        0.00%             0.00%             0.00%             0.00%
                                                   -----------------------------------------------------------------------
Underwriters Fee                                                  0                 0                 0                 0
Advisory Fee                                                      0                 0                 0                 0
                                                   -----------------------------------------------------------------------
Total Underwriters Fee                                            0                 0                 0                 0
All Other Expenses                                              320               320               320               320
                                                   -----------------------------------------------------------------------
Total Expense                                                   320               320               320               320

Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Less:  Old ESOP Adjustment                  (1)                   0                 0                 0                 0
Plus:  New SOP 93-6 ESOP Shares             (2)                   4                 4                 5                 6
Plus:  Old SOP 93-6 ESOP Shares             (2)                   0                 0                 0                 0
Shares for all EPS Calculations                                 435               510               587               675





Dilution of Stock Options                                                 10.78%
Dilution of MRP                                                            4.31%

                                                                              Post Foundation
                                                   -----------------------------------------------------------------------
                                                                              Appraised Value
                                                   -----------------------------------------------------------------------
Conclusion                                                  Minimum          Midpoint           Maximum      SuperMaximum
                                                   -----------------------------------------------------------------------
 Shares Issued and Exchanged                                467,500           550,000           632,500           727,375
 Price per Share                                                $10               $10               $10               $10
 Shares Issued to Foundation                                      -                 -                 -                 -
 Total Shares                                               467,500           550,000           632,500           727,375
 Exchange Shares                                                  -                 -                 -                 -
 Conversion Shares                                          467,500           550,000           632,500           727,375
 Implied Exhange Ratio                                            -                 -                 -                 -
 Gross Proceeds                                          $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Value                                                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------


Exhibit 8                                              Appraisal - No Foundation

MRP Dilution
Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Plus:  New MRP issued                       (1)                  19                22                25                29
Plus:  New SOP 93-6 ESOP Shares             (2)                   4                 4                 5                 6
                                            (2)
                                                   -----------------------------------------------------------------------
Shares for all EPS Calculations                                 453               532               612               704
EPS                                                         $ (0.33)          $ (0.25)          $ (0.18)          $ (0.13)
BV/Share                                                     $14.96            $13.99            $13.27            $12.64

Option dilution
Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Plus:  Options                              (1)                  47                55                63                73
Plus:  New SOP 93-6 ESOP Shares             (2)                   4                 4                 5                 6
                                            (2)
                                                   -----------------------------------------------------------------------
Shares for all EPS Calculations                                 481               565               650               748
EPS                                                         $ (0.32)          $ (0.25)          $ (0.19)          $ (0.14)
BV/Share                                                     $15.05            $14.13            $13.45            $12.86

Foundation Dilution
Aftertax expense                                                 $0                $0                $0                $0
EPS                                                          ($0.37)           ($0.26)           ($0.20)           ($0.15)
Adjusted EPS                                                  -0.36             -0.27             -0.21             -0.15

Exhibit 9                                      Offering Circular - No Foundation

                          Stanton Federal Savings Bank
                 Pro-Forma Analysis Sheet - Twelve Months Ended
                                December 31, 1996
                                Includes SOP 93-6

                                                   -----------------------------------------------------------------------
                                                       Minimum          Midpoint           Maximum        Supermaximum
                                                   -----------------------------------------------------------------------

Price-Earnings Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                   57.84
                                           Median                                  45.19
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                   21.38
                                                   -----------------------------------------------------------------------
                                           Median                                  19.08
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                   23.48
                                                   -----------------------------------------------------------------------
                                           Median                                  18.90
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   22.30
                                                   -----------------------------------------------------------------------
                                           Median                                  21.30
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                142.86             83.33             76.92             71.43
--------------------------------------------------------------------------------------------------------------------------

Price-Book Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                  107.68%
                                                   -----------------------------------------------------------------------
                                           Median                                 108.96%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                  188.55%
                                                   -----------------------------------------------------------------------
                                           Median                                 167.43%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                  163.35%
                                                   -----------------------------------------------------------------------
                                           Median                                 148.90%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   71.10%
                                                   -----------------------------------------------------------------------
                                           Median                                  71.90%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 63.45%            67.98%            71.79%            75.36%
--------------------------------------------------------------------------------------------------------------------------

Price-Tangible Book Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                  108.34%
                                                   -----------------------------------------------------------------------
                                           Median                                 108.96%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                  199.70%
                                                   -----------------------------------------------------------------------
                                           Median                                 177.63%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                  169.84%
                                                   -----------------------------------------------------------------------
                                           Median                                 151.61%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   71.10%
                                                   -----------------------------------------------------------------------
                                           Median                                  71.90%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 63.45%            67.98%            71.79%            75.36%
--------------------------------------------------------------------------------------------------------------------------

Price-Assets Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                   15.58%
                                                   -----------------------------------------------------------------------
                                           Median                                  15.11%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                    8.25%
                                                   -----------------------------------------------------------------------
                                           Median                                  15.99%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                   18.94%
                                                   -----------------------------------------------------------------------
                                           Median                                  16.91%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   16.80%
                                                   -----------------------------------------------------------------------
                                           Median                                  17.00%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean               12.60%            14.54%            16.41%            18.47%
--------------------------------------------------------------------------------------------------------------------------

Exhibit 9                                      Offering Circular - No Foundation

Valuation Parameters
--------------------
Prior Twelve Mos. Earning Base               Y
Period Ended December 31, 1996                                                 $  (46)(1)

Pre-Conversion Book Value                    B
As of December 31, 1996                                                       $ 3,570

Pre-Conversion Assets                        A
As of December 31, 1996                                                      $ 33,297

Return on Money                              R                                   3.48%(2)

Conversion Expenses                                                             $ 320
                                             X                                   5.82%(3)

Proceeds Not Invested                                                           $ 660 (4)

Estimated ESOP Borrowings                                                        $440
ESOP Purchases                               E                                   8.00%(5)
Cost of ESOP Borrowings                                                           $44 (5)
Cost of ESOP Borrowings                      S                                   0.00 (5)
Amort of ESOP Borrowings                     T                                     10 Years

Amort of MRP Amount                          N                                      5 Years
Estimated MRP Amount                                                            $ 220 (6)
MRP Purchases                                M                                   4.00%
MRP Expense                                                                      $ 44

Foundation Amount                                                                 $ - (7)
Foundation Amount                            F                                   0.00% 0.00%
Foundation Opportunity Cost                                                        $0
Tax Benefit                                  Z                                     $0 (8)

Tax Rate                                    TAX                                 37.00%

Percentage Sold                             PCT                                100.00%

Amount to be issued to Public                                                  $5,500 (9)

Earnings Multiple (1 if stub period, 0 if full twelve months)                      12

(1)  Net income for the twelve months ended December 31, 1996.
(2) Net Return assumes a reinvestment rate of 5.52 percent (the 1 year Treasury at September 30, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 9                                      Offering Circular - No Foundation


                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                           =    $5,500,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                P/B*(B+Z)                         =    $5,500,000
                         ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                   =    $5,500,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)




                                                                               Pre Foundation
                                                   -----------------------------------------------------------------------
                                                                              Appraised Value
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
Conclusion                                             Minimum          Midpoint           Maximum       SuperMaximum *
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
 Total Shares                                               467,500           550,000           632,500           727,375
 Price per Share                                                $10               $10               $10               $10
 Full Conversion Value                                   $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Shares                                                  0                 0                 0                 0
 Exchange Percent                                              0.00%             0.00%             0.00%             0.00%
 Conversion Shares                                          467,500           550,000           632,500           727,375
 Conversion Percent                                          100.00%           100.00%           100.00%           100.00%
 Gross Proceeds                                          $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Value                                                  $0                $0                $0                $0
 Exchange Ratio                                               0.000             0.000             0.000             0.000
                                                   -----------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 9                                      Offering Circular - No Foundation


                                                                   Proforma Effect of Conversion Proceeds
                                                                          As of December 31, 1996
                                                                           (Dollars in Thousands)
------------------------------------------         -----------------------------------------------------------------------
Conversion Proceeds                                    Minimum          Midpoint           Maximum          SuperMax
------------------------------------------         -----------------------------------------------------------------------
Total Shares Offered                                            468               550               633               727
Conversion Shares Offered                                       468               550               633               727
Price Per Share                                                 $10               $10               $10               $10
                                                   -----------------------------------------------------------------------
Gross Proceeds                                               $4,675            $5,500            $6,325            $7,274
Plus: Value issued to Foundation            (9)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Pro Forma Market Capitalization                              $4,675            $5,500            $6,325            $7,274
                                                   =======================================================================
Gross Proceeds                                               $4,675            $5,500            $6,325            $7,274
Less:  Est. Conversion Expenses                                $320              $320              $320              $320
                                                   =======================================================================
Net Proceeds                                                 $4,355            $5,180            $6,005            $6,954
                                                   =======================================================================
------------------------------------------
Estimated Income from Proceeds
------------------------------------------
Net Conversion Proceeds                                      $4,355            $5,180            $6,005            $6,954
Less:  ESOP Adjustment                      (3)                $374              $440              $506              $582
Less:  MRP Adjustment                       (3)                $187              $220              $253              $291
                                                   -----------------------------------------------------------------------
Net Proceeds Reinvested                                      $3,794            $4,520            $5,246            $6,081
Estimated Incremental Rate of Return                           3.48%             3.48%             3.48%             3.48%
                                                   -----------------------------------------------------------------------
Estimated Incremental Return                                   $132              $157              $183              $212
Less:  Cost of ESOP                         (4)                  $0                $0                $0                $0
Less:  Amortization of ESOP                 (7)                 $24               $28               $32               $37
Less:  MRP Adjustment                       (7)                 $24               $28               $32               $37
                                                   -----------------------------------------------------------------------
Pro-forma Net Income                                            $84              $101              $119              $138
Earnings Before Conversion                                     ($46)             ($46)             ($46)             ($46)
                                                   -----------------------------------------------------------------------
Earnings Excluding Adjustment                                   $38               $55               $73               $92
Earnings Adjustment                         (6)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Earnings After Conversion                                       $38               $55               $73               $92
------------------------------------------
Pro-forma Net Worth
------------------------------------------
Net Worth at December 31, 1996                              $ 3,570           $ 3,570           $ 3,570           $ 3,570
Net Conversion Proceeds                                       4,355             5,180             6,005             6,954
Plus: MHC Adjustment                        (7)                   0                 0                 0                 0
Plus:  After tax Foundation Contribution                          -                 -                 -                 -
Less:  ESOP Adjustment                      (1)               ($374)            ($440)            ($506)            ($582)
Less:  MRP Adjustment                       (2)               ($187)            ($220)            ($253)            ($291)
                                                   -----------------------------------------------------------------------
Pro-forma Net Worth                                          $7,364            $8,090            $8,816            $9,651
------------------------------------------
Pro-forma Tangible Net Worth
------------------------------------------
Pro-forma Net Worth                                          $7,364            $8,090            $8,816            $9,651
Less:  Intangible                           (5)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Pro-forma Tangible Net Worth                                 $7,364            $8,090            $8,816            $9,651
------------------------------------------
Pro-forma Assets
------------------------------------------
Total Assets at December 31, 1996                          $ 33,297          $ 33,297          $ 33,297          $ 33,297
Net Conversion Proceeds                                      $4,355            $5,180            $6,005            $6,954
Plus: MHC Adjustment                        (7)                   0                 0                 0                 0
Plus:  Tax Benefit of Foundation                                  -                 -                 -                 -
Less:  ESOP Adjustment                      (1)                (374)             (440)             (506)             (582)
Less:  MRP Adjustment                       (2)                (187)             (220)             (253)             (291)
                                                   -----------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment                        37,091            37,817            38,543            39,378
Plus:  Adjustment                           (6)                   0                 0                 0                 0
                                                   -----------------------------------------------------------------------
Pro-forma Total Assets                                      $37,091           $37,817           $38,543           $39,378
                                                   -----------------------------------------------------------------------

Exhibit 9                                      Offering Circular - No Foundation

                                                                   Proforma Effect of Conversion Proceeds
                                                                          As of December 31, 1996
                                                                           (Dollars in Thousands)
                                                   ---------------------------------------------------------------------------
                                                       Minimum          Midpoint           Maximum          SuperMax
                                                   ---------------------------------------------------------------------------
------------------------------------------
Stockholder's Equity Per Share
------------------------------------------
Net Worth at December 31, 1996                                   $7.64             $6.49             $5.64             $4.91
Estimated Net Proceeds                                           $9.32             $9.42             $9.49             $9.56
Plus: MHC Adjustment                                             $0.00             $0.00             $0.00             $0.00
Plus:  Foundation Contribution                                   $0.00             $0.00             $0.00             $0.00
Less:  ESOP Stock                                               ($0.80)           ($0.80)           ($0.80)           ($0.80)
Less:  MRP Stock                                                ($0.40)           ($0.40)           ($0.40)           ($0.40)
                                                                ------            ------            ------            ------
Pro-forma Net Worth Per Share                                   $15.76            $14.71            $13.93            $13.27
Less:  Intangible                                                $0.00             $0.00             $0.00             $0.00
                                                                 -----             -----             -----             -----
Pro-forma Tangible Net Worth Per Share                          $15.76            $14.71            $13.93            $13.27
------------------------------------------
Net Earnings Per Share
------------------------------------------
Historical Earnings Per Share               (8)                 ($0.11)           ($0.09)           ($0.08)           ($0.07)
Incremental return Per Share                (8)                  $0.30             $0.31             $0.31             $0.31
ESOP Adjustment Per Share                   (8)                 ($0.06)           ($0.05)           ($0.05)           ($0.05)
MRP Adjustment Per Share                    (8)                 ($0.06)           ($0.05)           ($0.05)           ($0.05)
Normalizing Adjustment Per Share                                 $0.00             $0.00             $0.00             $0.00
                                                                 -----             -----             -----             -----
Proforma Earnings Per Share                 (8)                  $0.07             $0.12             $0.13             $0.14
------------------------------------------
Shares Utilized
------------------------------------------
Shares Utilized                                                    435               510               587               675
------------------------------------------
Pro-forma Ratios
------------------------------------------
Price/EPS without Adjustment                                    142.86             83.33             76.92             71.43
Price/EPS with Adjustment                                       142.86             83.33             76.92             71.43
Price/Book Value per Share                                       63.45%            67.98%            71.79%            75.36%
Price/Tangible Book Value                                        63.45%            67.98%            71.79%            75.36%
Market Value/Assets                                              12.60%            14.54%            16.41%            18.47%
                                                   ----------------------------------------------------------------------------



(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4)  The ESOP loan is from the Holding Company and therefore,there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

                                    Pagea 5

Exhibit 9                                      Offering Circular - No Foundation


Total Shares Offered                                            468               550               633               727
Price Per Share                                                 $10               $10               $10               $10
                                                   -----------------------------------------------------------------------
Gross Proceeds                                                4,675             5,500             6,325             7,274
Estimated Insider Purchases                                    -575              -575              -575              -575
ESOP Purchases                                                 -374              -440              -506              -582
                                                   -----------------------------------------------------------------------
Proceeds to Base Fee On                                       3,726             4,485             5,244             6,117
Underwriters Percentage                                        0.00%             0.00%             0.00%             0.00%
                                                   -----------------------------------------------------------------------
Underwriters Fee                                                  0                 0                 0                 0
Advisory Fee                                                      0                 0                 0                 0
                                                   -----------------------------------------------------------------------
Total Underwriters Fee                                            0                 0                 0                 0
All Other Expenses                                              320               320               320               320
                                                   -----------------------------------------------------------------------
Total Expense                                                   320               320               320               320

Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Less:  Old ESOP Adjustment                  (1)                   0                 0                 0                 0
Plus:  New SOP 93-6 ESOP Shares             (2)                   4                 4                 5                 6
Plus:  Old SOP 93-6 ESOP Shares             (2)                   0                 0                 0                 0
Shares for all EPS Calculations                                 435               510               587               675



Dilution of Stock Options                                                       10.78%
Dilution of MRP                                                                  4.31%




                                                                              Post Foundation
                                                   -----------------------------------------------------------------------
                                                                              Appraised Value
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
Conclusion                                             Minimum          Midpoint           Maximum        SuperMaximum
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
 Shares Issued and Exchanged                                467,500           550,000           632,500           727,375
 Price per Share                                                $10               $10               $10               $10
 Shares Issued to Foundation                                      -                 -                 -                 -
 Total Shares                                               467,500           550,000           632,500           727,375
 Exchange Shares                                                  -                 -                 -                 -
 Conversion Shares                                          467,500           550,000           632,500           727,375
 Implied Exhange Ratio                                            -                 -                 -                 -
 Gross Proceeds                                          $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Value                                                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------

MRP Dilution
Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Plus:  New MRP issued                       (1)                  19                22                25                29
Plus:  New SOP 93-6 ESOP Shares             (2)                   4                 4                 5                 6
                                            (2)
                                                   -----------------------------------------------------------------------
Shares for all EPS Calculations                                 453               532               612               704
EPS                                                          $ 0.10            $ 0.12            $ 0.13            $ 0.14
BV/Share                                                     $15.15            $14.14            $13.40            $12.76


Exhibit 9                                      Offering Circular - No Foundation

Option dilution
Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Plus:  Options                              (1)                  47                55                63                73
Plus:  New SOP 93-6 ESOP Shares             (2)                   4                 4                 5                 6
                                            (2)
                                                   -----------------------------------------------------------------------
Shares for all EPS Calculations                                 481               565               650               748
EPS                                                          $ 0.08            $ 0.10            $ 0.11            $ 0.12
BV/Share                                                     $15.23            $14.28            $13.58            $12.97

Foundation Dilution
Aftertax expense                                                 $0                $0                $0                $0
EPS                                                           $0.07             $0.12             $0.13             $0.14
Adjusted EPS                                                   0.09              0.11              0.12              0.14

Exhibit 10                                           Stub Period - No Foundation

                                                            Stanton Federal Savings Bank
                                                    Pro-Forma Analysis Sheet - Nine Months Ended
           September 30, 1997
                                                                  Includes SOP 93-6

                                                   -----------------------------------------------------------------------
                                                       Minimum          Midpoint           Maximum        Supermaximum
                                                   -----------------------------------------------------------------------
Price-Earnings Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                   57.84
                                           Median                                  45.19
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                   21.38
                                                   -----------------------------------------------------------------------
                                           Median                                  19.08
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                   23.48
                                                   -----------------------------------------------------------------------
                                           Median                                  18.90
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   22.30
                                                   -----------------------------------------------------------------------
                                           Median                                  21.30
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                (27.78)           (35.71)           (46.88)           (68.18)
--------------------------------------------------------------------------------------------------------------------------

Price-Book Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                  107.68%
                                                   -----------------------------------------------------------------------
                                           Median                                 108.96%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                  188.55%
                                                   -----------------------------------------------------------------------
                                           Median                                 167.43%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                  163.35%
                                                   -----------------------------------------------------------------------
                                           Median                                 148.90%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   71.10%
                                                   -----------------------------------------------------------------------
                                           Median                                  71.90%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 64.27%            68.73%            72.52%            76.10%
--------------------------------------------------------------------------------------------------------------------------

Price-Tangible Book Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                  108.34%
                                                   -----------------------------------------------------------------------
                                           Median                                 108.96%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                  199.70%
                                                   -----------------------------------------------------------------------
                                           Median                                 177.63%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                  169.84%
                                                   -----------------------------------------------------------------------
                                           Median                                 151.61%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   71.10%
                                                   -----------------------------------------------------------------------
                                           Median                                  71.90%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 64.27%            68.73%            72.52%            76.10%
--------------------------------------------------------------------------------------------------------------------------

Price-Assets Ratio
--------------------------------------------------------------------------------------------------------------------------
Comparable                                  Mean                                   15.58%
                                                   -----------------------------------------------------------------------
                                           Median                                  15.11%
--------------------------------------------------------------------------------------------------------------------------
State                                       Mean                                    8.25%
                                                   -----------------------------------------------------------------------
                                           Median                                  15.99%
--------------------------------------------------------------------------------------------------------------------------
National                                    Mean                                   18.94%
                                                   -----------------------------------------------------------------------
                                           Median                                  16.91%
--------------------------------------------------------------------------------------------------------------------------
Recent Conversion                           Mean                                   16.80%
                                                   -----------------------------------------------------------------------
                                           Median                                  17.00%
--------------------------------------------------------------------------------------------------------------------------
Bank                                        Mean                 11.24%            12.99%            14.69%            16.57%
--------------------------------------------------------------------------------------------------------------------------

Exhibit 10                                           Stub Period - No Foundation

Valuation Parameters
Nine Months Ended                            Y
Period Ended September 30, 1997                                                $ (183)(1)

Pre-Conversion Book Value                    B
As of September 30, 1997                                                      $ 3,480

Pre-Conversion Assets                        A
As of September 30, 1997                                                     $ 37,810

Return on Money                              R                                   3.48 (2)

Conversion Expenses                                                             $ 320
                                             X                                   5.82 (3)

Proceeds Not Invested                                                           $ 660 (4)

Estimated ESOP Borrowings                                                        $440
ESOP Purchases                               E                                   8.00%(5)
Cost of ESOP Borrowings                                                           $44 (5)
Cost of ESOP Borrowings                      S                                   0.00 (5)
Amort of ESOP Borrowings                     T                                     10 Years

Amort of MRP Amount                          N                                      5 Years
Estimated MRP Amount                                                            $ 220 (6)
MRP Purchases                                M                                   4.00%
MRP Expense                                                                      $ 44

Foundation Amount                                                                 $ - (7)
Foundation Amount                            F                                   0.00 0.00%
Foundation Opportunity Cost                                                        $0
Tax Benefit                                  Z                                     $0 (8)

Tax Rate                                    TAX                                 37.00%

Percentage Sold                             PCT                                100.00%

Amount to be issued to Public                                                  $5,500 (9)

Earnings Multiple (1 if stub period, 0 if full twelve months)                       9

(1)  Net income for the 9 months ended September 30, 1997.
(2) Net Return assumes a reinvestment rate of 5.52 percent (the 1 year Treasury at September 30, 1997), and a tax rate of 37%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 10                                           Stub Period - No Foundation



                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                           =       $5,500,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                         =       $5,500,000
                         ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                   =       $5,500,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)



                                                                               Pre Foundation
                                                   -----------------------------------------------------------------------
                                                                              Appraised Value
                                                   -----------------------------------------------------------------------
Conclusion                                             Minimum          Midpoint           Maximum       SuperMaximum *
                                                   -----------------------------------------------------------------------
 Total Shares                                               467,500           550,000           632,500           727,375
 Price per Share                                                $10               $10               $10               $10
 Full Conversion Value                                   $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Shares                                                  0                 0                 0                 0
 Exchange Percent                                              0.00%             0.00%             0.00%             0.00%
 Conversion Shares                                          467,500           550,000           632,500           727,375
 Conversion Percent                                          100.00%           100.00%           100.00%           100.00%
 Gross Proceeds                                          $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Value                                                  $0                $0                $0                $0
 Exchange Ratio                                               0.000             0.000             0.000             0.000
                                                   -----------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 10                                           Stub Period - No Foundation


                                                                   Proforma Effect of Conversion Proceeds
                                                                          As of September 30, 1997
                                                                           (Dollars in Thousands)
------------------------------------------         -----------------------------------------------------------------------
Conversion Proceeds                                    Minimum          Midpoint           Maximum          SuperMax
------------------------------------------         -----------------------------------------------------------------------
Total Shares Offered                                            468               550               633               727
Conversion Shares Offered                                       468               550               633               727
Price Per Share                                                 $10               $10               $10               $10
                                                   -----------------------------------------------------------------------
Gross Proceeds                                               $4,675            $5,500            $6,325            $7,274
Plus: Value issued to Foundation            (9)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Pro Forma Market Capitalization                              $4,675            $5,500            $6,325            $7,274
                                                   =======================================================================
Gross Proceeds                                               $4,675            $5,500            $6,325            $7,274
Less:  Est. Conversion Expenses                                $320              $320              $320              $320
                                                   =======================================================================
Net Proceeds                                                 $4,355            $5,180            $6,005            $6,954
                                                   =======================================================================
------------------------------------------
Estimated Income from Proceeds
------------------------------------------
Net Conversion Proceeds                                      $4,355            $5,180            $6,005            $6,954
Less:  ESOP Adjustment                      (3)                $374              $440              $506              $582
Less:  MRP Adjustment                       (3)                $187              $220              $253              $291
                                                   -----------------------------------------------------------------------
Net Proceeds Reinvested                                      $3,794            $4,520            $5,246            $6,081
Estimated Incremental Rate of Return                           3.48%             3.48%             3.48%             3.48%
                                                   -----------------------------------------------------------------------
Estimated Incremental Return                                    $99              $118              $137              $159
Less:  Cost of ESOP                         (4)                  $0                $0                $0                $0
Less:  Amortization of ESOP                 (7)                 $18               $21               $24               $27
Less:  MRP Adjustment                       (7)                 $18               $21               $24               $27
                                                   -----------------------------------------------------------------------
Pro-forma Net Income                                            $63               $76               $89              $105
Earnings Before Conversion                                    ($183)            ($183)            ($183)            ($183)
                                                   -----------------------------------------------------------------------
Earnings Excluding Adjustment                                 ($120)            ($107)             ($94)             ($78)
Earnings Adjustment                         (6)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Earnings After Conversion                                     ($120)            ($107)             ($94)             ($78)
------------------------------------------
Pro-forma Net Worth
------------------------------------------
Net Worth at September 30, 1997                             $ 3,480           $ 3,480           $ 3,480           $ 3,480
Net Conversion Proceeds                                       4,355             5,180             6,005             6,954
Plus: MHC Adjustment                        (7)                   0                 0                 0                 0
Plus:  After tax Foundation Contribution                          -                 -                 -                 -
Less:  ESOP Adjustment                      (1)               ($374)            ($440)            ($506)            ($582)
Less:  MRP Adjustment                       (2)               ($187)            ($220)            ($253)            ($291)
                                                   -----------------------------------------------------------------------
Pro-forma Net Worth                                          $7,274            $8,000            $8,726            $9,561
------------------------------------------
Pro-forma Tangible Net Worth
------------------------------------------
Pro-forma Net Worth                                          $7,274            $8,000            $8,726            $9,561
Less:  Intangible                           (5)                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------
Pro-forma Tangible Net Worth                                 $7,274            $8,000            $8,726            $9,561
------------------------------------------
Pro-forma Assets
------------------------------------------
Total Assets at September 30, 1997                         $ 37,810          $ 37,810          $ 37,810          $ 37,810
Net Conversion Proceeds                                      $4,355            $5,180            $6,005            $6,954
Plus: MHC Adjustment                        (7)                   0                 0                 0                 0
Plus:  Tax Benefit of Foundation                                  -                 -                 -                 -
Less:  ESOP Adjustment                      (1)                (374)             (440)             (506)             (582)
Less:  MRP Adjustment                       (2)                (187)             (220)             (253)             (291)
                                                   -----------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment                        41,604            42,330            43,056            43,891
Plus:  Adjustment                           (6)                   0                 0                 0                 0
                                                   -----------------------------------------------------------------------
Pro-forma Total Assets                                      $41,604           $42,330           $43,056           $43,891
                                                   -----------------------------------------------------------------------

                                                                   Proforma Effect of Conversion Proceeds
                                                                          As of September 30, 1997
                                                                           (Dollars in Thousands)
                                                   -----------------------------------------------------------------------
                                                       Minimum          Midpoint           Maximum          SuperMax
                                                   -----------------------------------------------------------------------
------------------------------------------
Stockholder's Equity Per Share
------------------------------------------
Net Worth at September 30, 1997                                  $7.44             $6.33             $5.50             $4.78
Estimated Net Proceeds                                           $9.32             $9.42             $9.49             $9.56
Plus: MHC Adjustment                                             $0.00             $0.00             $0.00             $0.00
Plus:  Foundation Contribution                                   $0.00             $0.00             $0.00             $0.00
Less:  ESOP Stock                                               ($0.80)           ($0.80)           ($0.80)           ($0.80)
Less:  MRP Stock                                                ($0.40)           ($0.40)           ($0.40)           ($0.40)
Pro-forma Net Worth Per Share                                   $15.56            $14.55            $13.79            $13.14
Less:  Intangible                                                $0.00             $0.00             $0.00             $0.00
Pro-forma Tangible Net Worth Per Share                          $15.56            $14.55            $13.79            $13.14
------------------------------------------
Net Earnings Per Share
------------------------------------------
Historical Earnings Per Share               (8)                 ($0.42)           ($0.36)           ($0.31)           ($0.27)
Incremental return Per Share                (8)                  $0.23             $0.23             $0.23             $0.24
ESOP Adjustment Per Share                   (8)                 ($0.04)           ($0.04)           ($0.04)           ($0.04)
MRP Adjustment Per Share                    (8)                 ($0.04)           ($0.04)           ($0.04)           ($0.04)
Normalizing Adjustment Per Share                                 $0.00             $0.00             $0.00             $0.00
Proforma Earnings Per Share                 (8)                 ($0.27)           ($0.21)           ($0.16)           ($0.11)
------------------------------------------
Shares Utilized
------------------------------------------
Shares Utilized                                                 434               509               586               673
------------------------------------------
Pro-forma Ratios
------------------------------------------
Price/EPS without Adjustment                                    -27.78            -35.71            -46.88            -68.18
Price/EPS with Adjustment                                       -27.78            -35.71            -46.88            -68.18
Price/Book Value per Share                                       64.27%            68.73%            72.52%            76.10%
Price/Tangible Book Value                                        64.27%            68.73%            72.52%            76.10%
Market Value/Assets                                              11.24%            12.99%            14.69%            16.57%
                                                   -----------------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4)  The ESOP loan is from the Holding Company and therefore,there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 37%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 10                                           Stub Period - No Foundation


Total Shares Offered                                            468               550               633               727
Price Per Share                                                 $10               $10               $10               $10
                                                   -----------------------------------------------------------------------
Gross Proceeds                                                4,675             5,500             6,325             7,274
Estimated Insider Purchases                                    -575              -575              -575              -575
ESOP Purchases                                                 -374              -440              -506              -582
                                                   -----------------------------------------------------------------------
Proceeds to Base Fee On                                       3,726             4,485             5,244             6,117
Underwriters Percentage                                        0.00%             0.00%             0.00%             0.00%
                                                   -----------------------------------------------------------------------
Underwriters Fee                                                  0                 0                 0                 0
Advisory Fee                                                      0                 0                 0                 0
                                                   -----------------------------------------------------------------------
Total Underwriters Fee                                            0                 0                 0                 0
All Other Expenses                                              320               320               320               320
                                                   -----------------------------------------------------------------------
Total Expense                                                   320               320               320               320

Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Less:  Old ESOP Adjustment                  (1)                   0                 0                 0                 0
Plus:  New SOP 93-6 ESOP Shares             (2)                   3                 3                 4                 4
Plus:  Old SOP 93-6 ESOP Shares             (2)                   0                 0                 0                 0
Shares for all EPS Calculations                                 434               509               586               673



Dilution of Stock Options                                                          10.81%
Dilution of MRP                                                                     4.32%

                                                                              Post Foundation
                                                   -----------------------------------------------------------------------
                                                                              Appraised Value
                                                   -----------------------------------------------------------------------
Conclusion                                             Minimum          Midpoint           Maximum        SuperMaximum
                                                   -----------------------------------------------------------------------
 Shares Issued and Exchanged                                467,500           550,000           632,500           727,375
 Price per Share                                                $10               $10               $10               $10
 Shares Issued to Foundation                                      -                 -                 -                 -
 Total Shares                                               467,500           550,000           632,500           727,375
 Exchange Shares                                                  -                 -                 -                 -
 Conversion Shares                                          467,500           550,000           632,500           727,375
 Implied Exhange Ratio                                            -                 -                 -                 -
 Gross Proceeds                                          $4,675,000        $5,500,000        $6,325,000        $7,273,750
 Exchange Value                                                  $0                $0                $0                $0
                                                   -----------------------------------------------------------------------

MRP Dilution
Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Plus:  New MRP issued                       (1)                  19                22                25                29
Plus:  New SOP 93-6 ESOP Shares             (2)                   3                 3                 4                 4
                                            (2)
                                                   -----------------------------------------------------------------------
Shares for all EPS Calculations                                 452               531               611               702
EPS                                                         $ (0.25)          $ (0.19)          $ (0.14)          $ (0.10)
BV/Share                                                     $14.96            $13.99            $13.27            $12.64


Option dilution
Shares Outstanding                                              468               550               633               727
Less:  New ESOP Adjustment                                       37                44                51                58
Plus:  Options                              (1)                  47                55                63                73
Plus:  New SOP 93-6 ESOP Shares             (2)                   3                 3                 4                 4
                                            (2)
                                                   -----------------------------------------------------------------------
Shares for all EPS Calculations                                 480               564               649               746
EPS                                                         $ (0.25)          $ (0.19)          $ (0.14)          $ (0.10)
BV/Share                                                     $15.05            $14.13            $13.45            $12.86

Foundation Dilution
Aftertax expense                                                 $0                $0                $0                $0
EPS                                                          ($0.27)           ($0.21)           ($0.16)           ($0.11)
Adjusted EPS                                                  -0.28             -0.21             -0.16             -0.12

                                    Page 7

EXHIBIT 11

                                   Exhibit 11

                                     FinPro

----------------------
    About the Firm
----------------------

FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro provides management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks. Additionally, FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction oriented firm. This provides FinPro with an unbiased platform from which to make analytical recommendations. FinPro believes that a client deserves to be told all of the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York. FinPro focuses geographically on the Mid-Atlantic region, but has performed work in all other regions across the nation.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro designed the Statistical Report Analysis currently produced quarterly by the New Jersey Savings League for its members. FinPro also hosts a tri-annual Presidents Breakfast for Presidents of New Jersey Community Banks.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPros geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.

FinPro, Inc.
About the Firm                                                            Page 2
--------------------------------------------------------------------------------

FinPro has also designed and built PC-based software programs to utilize as tools in its work. Examples include:

       o A proprietary software program (LaRS ) to perform loan review analytics.

       o  A duration based asset/liability model.

       o A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.

       o  A branch and product profitability model.

       o  A market performance grid and branch improvement grid model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.

FinPro, Inc.
About the Firm                                                            Page 3
--------------------------------------------------------------------------------



------------------------------
    Key Player Biographies
------------------------------

Donald J. Musso - Managing Director and President

          Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry. Mr. Musso has a broad background in capital markets, bank valuations, enhancing franchise value, corporate finance, mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition, sales, consolidation and profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two $10 billion plus east coast financial institutions.

          Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorneys Office.

          He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities.

          Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

          Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickenson University.

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FinPro, Inc.
About the Firm                                                            Page 4
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Steven P. Musso - Managing Director

          Steve joined FinPro in 1989 and is one of the founding members of the firm. He has extensive experience in performing a wide array of market feasibility studies, branch profitability analysis, CRA analysis, loan reviews and work-outs and strategic planning engagements.

          Steve manages the FinPro office in Western New York. Additionally, he is responsible for managing many strategic planning, loan reviews, market feasibility and CRA engagements.

          Steve is responsible for the development of FinPros CRA, market feasibility and Loan Review products.

          Steve is currently a licensed  real estate agent in New Jersey.  Prior
          to  joining   FinPro  he  practiced   real  estate  in   Philadelphia,
          Pennsylvania

               Mr. Musso has a B.S. in Finance from Syracuse University.
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FinPro, Inc.
About the Firm                                                            Page 5
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Kenneth G. Emerson, CPA - Director

               Ken joined FinPro in October 1996 and has concentrated on bank valuations, strategic plans, and branch profitability. His twelve years of experience at banks and brokerage firms, with respect to accounting, reporting, and information systems serve him well in this capacity. Kens prior employers include Summit Bancorp,
               Valley Savings Bank, Howard Savings Bank, Carteret Mortgage Company, CIT Data Corp., and Mahler & Emerson Inc. While at those institutions his responsibilities included asset/liability, cash, back office, operations, objective, and LAN management, in addition to regulatory reporting (FRB, FDIC, OTS, State of New Jersey Department of Banking, and NASD), SEC reporting, shareholder reporting, budgeting, acquisitions, sales, conversions, interfaces, and FASB implementation.

               Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College.

FinPro, Inc.
About the Firm                                                            Page 6
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Dennis E. Gibney - Senior Financial Analyst

               Dennis has been concentrating on the firms asset/liability products. Market feasibility, competitive analysis, branch profitability and branch sales/acquisitions are other areas of specialization.

               Dennis joined the firm in June of 1996. He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics. Prior to joining the firm, Dennis received broad based experience in the securities industry.

               Dennis   worked  for  Merrill  Lynch  &  Co.   supporting   their
               Mortgage-Backed trading desk in New York as an Allocations Specialist and for Sandler ONeill & Partners, where he provided sales and trade support. FinPro, Inc.About the Firm Page: PAGE